    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2004
                                                      REGISTRATION NOS.: 2-82510
                                                                        811-3692

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/

                         POST-EFFECTIVE AMENDMENT NO. 35                     /X/

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /X/

                                AMENDMENT NO. 36                             /X/

                                   -----------

                    MORGAN STANLEY VARIABLE INVESTMENT SERIES

                        (A MASSACHUSETTS BUSINESS TRUST)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:

           CARL FRISCHLING, ESQ.              LEONARD B. MACKEY, JR., ESQ.
    KRAMER LEVIN NAFTALIS & FRANKEL LLP          CLIFFORD CHANCE US LLP
             919 THIRD AVENUE                        200 PARK AVENUE
         NEW YORK, NEW YORK 10022               NEW YORK, NEW YORK 10166

   APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Post-Effective Amendment becomes effective

                                   -----------

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

     / / immediately upon filing pursuant to paragraph (b)
     /X/ on April 30, 2004 pursuant to paragraph (b)
     / / 60 days after filing pursuant to paragraph (a)
     / / on (date) pursuant to paragraph (a)(2) of rule 485

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

================================================================================

                                                        PROSPECTUS - MAY 1, 2004


MORGAN STANLEY


                                                      VARIABLE INVESTMENT SERIES

                                                                         CLASS X




Morgan Stanley Variable Investment Series is a mutual fund comprised of 15 separate Portfolios, each with its own distinctive investment objective(s) and policies. The Portfolios are:


The Money Market Portfolio
The Limited Duration Portfolio
The Quality Income Plus Portfolio
The High Yield Portfolio
The Utilities Portfolio
The Income Builder Portfolio
The Dividend Growth Portfolio

The Global Dividend Growth Portfolio

The European Growth Portfolio

The Equity Portfolio
The S&P 500 Index Portfolio
The Global Advantage Portfolio
The Aggressive Equity Portfolio
The Information Portfolio
The Strategist Portfolio


Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.


This PROSPECTUS must be accompanied by a current prospectus for the variable life insurance and/or annuity contracts issued by the applicable life insurance company.


     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

                              Contents


Eligible Investors                                                             1

The Portfolios                THE MONEY MARKET PORTFOLIO                       2
                              THE LIMITED DURATION PORTFOLIO                   5
                              THE QUALITY INCOME PLUS PORTFOLIO                9
                              THE HIGH YIELD PORTFOLIO                        13
                              THE UTILITIES PORTFOLIO                         16
                              THE INCOME BUILDER PORTFOLIO                    20
                              THE DIVIDEND GROWTH PORTFOLIO                   24
                              THE GLOBAL DIVIDEND GROWTH PORTFOLIO            27
                              THE EUROPEAN GROWTH PORTFOLIO                   30
                              THE EQUITY PORTFOLIO                            34
                              THE S&P 500 INDEX PORTFOLIO                     37
                              THE GLOBAL ADVANTAGE PORTFOLIO                  40
                              THE AGGRESSIVE EQUITY PORTFOLIO                 43
                              THE INFORMATION PORTFOLIO                       47
                              THE STRATEGIST PORTFOLIO                        51

Additional Investment
Strategy Information                                                          55

Additional Risk Information                                                   56

Portfolio Management                                                          61

Shareholder Information       PRICING FUND SHARES                             64
                              DISTRIBUTIONS                                   64
                              TAX CONSEQUENCES                                65

Financial Highlights                                                          66


                              THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

Eligible Investors


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the "Contracts").


Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable Contract.

Class X shares of each Portfolio are generally available to holders of (i) Contracts offered by Paragon Life Insurance Company, and (ii) other Contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of each Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

The Portfolios


The Money Market Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVES

The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

The Portfolio's investments include the following money market instruments:

-  Commercial paper.

-  Corporate obligations.

- Debt obligations of U.S. regulated banks and instruments secured by those obligations. These investments include certificates of deposit.

-  Eurodollar certificates of deposit.

-  Certificates of deposit of savings banks and savings and loan associations.

- Debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or its instrumentalities.

- Repurchase agreements, which may be viewed as a type of secured lending by the Portfolio.

The Portfolio may purchase debt obligations that have fixed, variable or floating rates of interest. The interest rates payable on variable rate or floating rate obligations may fluctuate based upon changes in market rates.

The Portfolio attempts to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives.

Principal risks of investing in the Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

[SIDENOTE]
MONEY MARKET


A portfolio having the goal of selecting securities to provide current income while seeking to maintain a stable share price of $1.00.


YIELD

The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.

The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short maturities, and repurchase agreements with respect to such obligations.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies.

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, you can lose money by investing in the Portfolio.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. For the Portfolio's current 7-day yield, you may call (800) 869-NEWS. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL RETURNS -- CALENDAR YEARS

1994       3.81%
1995       5.66%
1996       5.11%
1997       5.23%
1998       5.18%
1999       4.80%
2000       6.00%
2001       3.94%
2002       1.34%
2003       0.67%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 0.13%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.54% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was 0.13% (quarter ended December 31, 2003).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
The Money Market Portfolio                0.67%          3.33%          4.16%


[SIDENOTE]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS


This table shows the average annual total returns of the Portfolio's Class X shares.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.50%
Distribution and service (12b-1) fees                                       None
Other expenses                                                              0.02%
Total annual Portfolio operating expenses                                   0.52%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                   -----------------------------------------
                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   -----------------------------------------
                   $     53   $    167   $    291   $    653


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The Limited Duration Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVE

The Limited Duration Portfolio seeks to provide a high level of current income, consistent with the preservation of capital.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 65% of its assets in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), investment grade mortgage-backed securities, including collateralized mortgage obligations, and investment grade corporate and other types of bonds including asset-backed securities. In selecting portfolio investments to purchase or sell, the "Investment Manager," Morgan Stanley Investment Advisors Inc., considers both domestic and international economic developments, interest rate trends, the steepness of the yield curve and other factors and seeks to maintain an overall average duration for the Portfolio of three years or less.


Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.


In addition, the Portfolio may invest up to 25% of its net assets in investment grade fixed-income securities issued by foreign governments or corporations. The Portfolio may utilize forward foreign currency exchange contracts. The Portfolio's investments also may include "Rule 144A"

[SIDENOTE]
INCOME

An investment objective having the goal of selecting securities to pay out income rather than rise in value.

fixed-income securities, which are subject to resale restrictions. Up to 5% of the Portfolio's net assets may be invested in fixed-income securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds"). The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Principal risks of investing in the Portfolio are associated with the Portfolio's investments in fixed-income securities. These risks are credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

Duration is a measure of the expected life of a fixed-income security and is considered a more precise measure of interest rate security than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to charges in interest rates than a portfolio with a higher average maturity. There are certain situations involving variable rate and mortgage-backed securities where duration calculation may not properly reflect the interest rate exposure of a security.

There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs and asset-backed securities. For example mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.


The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.

The Portfolio is also subject to the risks associated with sovereign debt. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.


The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Limited Duration Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2000       5.85%
2001       6.72%
2002       4.06%
2003       2.23%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 0.78%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.61% (quarter ended September 30, 2001) and the lowest return for a calendar quarter was -0.18% (quarter ended March 31, 2002).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                               LIFE OF PORTFOLIO
                                                 PAST 1 YEAR   (SINCE 05/04/99)
--------------------------------------------------------------------------------
The Limited Duration Portfolio                      2.23%           4.37%
Lehman Brothers U.S. Credit Index (1-5 Year)(1)     5.40%           7.21%



(1) THE LEHMAN BROTHERS U.S. CREDIT INDEX (1-5 YEAR) INCLUDES U.S. CORPORATE AND SPECIFIED FOREIGN DEBENTURES AND SECURED NOTES WITH MATURITIES OF ONE TO FIVE YEARS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past four calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.45%
Distribution and service (12b-1) fees                                       None
Other expenses                                                              0.06%
Total annual Portfolio operating expenses                                   0.51%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                   -----------------------------------------
                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   -----------------------------------------
                   $     52   $    164   $    285   $    640


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The Quality Income Plus Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVES


The Quality Income Plus Portfolio seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Portfolio seeks capital appreciation but only when consistent with its primary objective.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in (i) U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (ii) debt securities (including zero coupon securities and asset-backed securities) rated at the time of purchase within the four highest bond rating categories by Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, determined to be of comparable quality by the "Investment Manager," Morgan Stanley Investment Advisors Inc., and (iii) Yankee government bonds rated at the time of purchase within the four highest rating categories of Moody's or S&P or if not rated determined to be of comparable quality by the Investment Manager. Yankee government bonds are U.S. dollar denominated bonds issued by foreign government agencies or instrumentalities (no more than 20% of the Portfolio's assets may be invested in Yankee government bonds). The Portfolio is not limited as to the maturities of the U.S. Government and other debt securities in which it may invest.


In making investment decisions for the Portfolio, the Investment Manager considers both domestic and international economic developments, interest rate trends and other factors. The Investment Manager evaluates technical considerations such as the relative supply of and demand for corporate notes and U.S. Treasury and agencies issues before it decides upon an asset allocation. Similarly, the assessment of the strength of individual companies that issue corporate debt and the overall country risk of sovereign debt obligations contribute to the decision-making process.

Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways.

[SIDENOTE]
INCOME

An investment objective having the goal of selecting securities to pay out income.

Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

Borrowing. In seeking to increase income, the Portfolio may borrow to purchase securities. Such borrowing may not exceed 25% of the Portfolio's assets.


Other Investments. The Portfolio may invest up to 15% of its net assets in Yankee corporate bonds which are rated at the time of purchase within the four highest grades as determined by Moody's or S&P or which, if not rated, are of comparable quality as determined by the Investment Manager. Yankee corporate bonds are U.S. dollar-denominated debt securities issued by foreign companies. The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

A principal risk of investing in the Portfolio is associated with the Portfolio's investments in fixed-income securities. These risks are credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.


The Portfolio is also subject to the risks associated with sovereign debt. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International

Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.


There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

The Portfolio may borrow money to purchase securities. To the extent that the Portfolio engages in such practice it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investments.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Quality Income Plus Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1994      -6.63%
1995      24.30%
1996       1.56%
1997      11.09%
1998       8.67%
1999      -4.32%
2000      11.09%
2001       9.57%
2002       5.51%
2003       8.45%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 2.60%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 8.07% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was -4.83% (quarter ended March 31, 1994).


[SIDENOTE]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                         PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------
The Quality Income Plus Portfolio           8.45%          5.91%          6.61%
Lehman Brothers U.S. Aggregate Index(1)     4.10%          6.62%          6.95%



(1) THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BASED SECURITIES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.50%
Distribution and service (12b-1) fees                                       None
Other expenses                                                              0.03%
Total annual Portfolio operating expenses                                   0.53%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.

EXPENSES OVER TIME


                               EXPENSES OVER TIME
                   -----------------------------------------
                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   -----------------------------------------
                   $     54   $    170   $    296   $    665


[SIDENOTE]
AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The High Yield Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVES

The High Yield Portfolio seeks as a primary objective to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Portfolio will seek capital appreciation, but only when consistent with its primary objective.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in fixed-income securities (including zero coupon securities) rated below Baa by Moody's or below BBB by S&P or in nonrated securities considered by the Investment Manager to be appropriate investments for the Portfolio. Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. Shareholders of the Portfolio will receive at least 60 days prior notice of any changes in this policy. Securities rated below Baa or BBB are commonly known as "junk bonds." There are no minimum quality ratings for investments, and as such the Portfolio may invest in securities which no longer make payments of interest or principal.

In making investment decisions the "Investment Manager," Morgan Stanley Investment Advisors Inc., considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In evaluating an issuer's creditworthiness the Investment Manager relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Manager in this regard.

In addition to junk bonds, the Portfolio may invest in the following:


- Higher rated fixed-income securities -- The Portfolio may invest in securities rated Baa or BBB or higher (or, if not rated, determined to be of comparable quality) when the Investment Manager believes that such securities may produce attractive yields.


- Asset-backed securities -- Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.


- Foreign securities -- The Portfolio may invest up to 20% of its assets in securities issued by foreign governments and other foreign issuers (including American depositary receipts or other similar securities convertible into securities of foreign issuers) but not more than 10% of its assets in these securities may be denominated in foreign currencies. The Portfolio may utilize forward foreign currency exchange contracts.


- Unit Offerings -- The Portfolio may purchase units which combine debt securities with equity securities and/or warrants.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value of its portfolio securities.

[SIDENOTE]
INCOME

An investment objective having the goal of selecting securities to pay out income.

When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

A principal risk of investing in the Portfolio is associated with its investments in junk bonds. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds have been found generally to be less sensitive to changes in prevailing interest rates than higher rated securities but are more likely to be sensitive to adverse economic changes or individual corporate developments. In addition, all fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the High Yield Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1994      -2.47%
1995      14.93%
1996      11.98%
1997      11.87%
1998      -6.20%
1999      -1.33%
2000     -32.22%
2001     -33.75%
2002      -7.14%
2003      27.73%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 1.94%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 8.77% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -21.45% (quarter ended December 31, 2000).


[SIDENOTE]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                     PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------------
The High Yield Portfolio                                27.73%         -12.07%        -3.61%
Lehman Brothers U.S. Corporate High Yield Index(1)      28.97%           5.23%         6.89%



(1) LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX TRACKS THE PERFORMANCE OF ALL BELOW INVESTMENT-GRADE SECURITIES WHICH HAVE AT LEAST $100 MILLION IN OUTSTANDING ISSUANCE, A MATURITY GREATER THAN ONE YEAR, AND ARE ISSUED IN FIXED-RATE U.S. DOLLAR DENOMINATIONS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.50%
Distribution and service (12b-1) fees                                       None
Other expenses                                                              0.20%
Total annual Portfolio operating expenses                                   0.70%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                   -----------------------------------------
                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   -----------------------------------------
                   $     72   $    224   $    390   $    871


[SIDENOTE]
AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The Utilities Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVE

The Utilities Portfolio seeks both capital appreciation and current income.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in the securities of companies engaged in the utilities industry. These companies are involved in various aspects of the industry, such as communications, and gas and electric energy, but they do not include public broadcasting companies. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other things, telecommunications, computers, gas and electric energy, water distribution, the Internet and Internet related services and other new or emerging technologies. The companies may be traditionally regulated public utilities or fully or partially deregulated utility companies as well as unregulated utility companies. The Portfolio may invest up to 25% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.


The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. However, the Portfolio's policy to concentrate its assets in the utilities industry is fundamental, and may not be changed without shareholder approval. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.

The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.


The Portfolio may invest up to 20% of its assets in securities of companies not engaged in the utilities industry, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and real estate investment trusts (commonly known as "REITs"). Up to 10% of the Portfolio's net assets may be invested in convertible securities, a portion of which may be rated below investment grade. These securities may carry risks associated with both common stock and fixed-income securities. The Portfolio may also utilize forward foreign currency exchange contracts.


[SIDENOTE]
GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

The Portfolio invests primarily in securities of companies in the utilities industry. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated and unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investment and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

The Portfolio's investment in fixed-income securities is subject to credit risk and interest rate risk. Credit risk refers to a possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debts. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

There are also particular risks associated with the Portfolio's investments in asset-backed securities. For example, asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1994      -9.02%
1995      28.65%
1996       8.68%
1997      27.15%
1998      23.76%
1999      12.71%
2000       3.03%
2001     -25.75%
2002     -22.87%
2003      17.34%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 3.31%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.17% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -15.73% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
The Utilities Portfolio                  17.34%         -4.84%          4.56%
S&P 500 Index(1)                         28.68%         -0.57%         11.07%



(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.65%
Distribution and service (12b-1) fees                                       None
Other expenses                                                              0.05%
Total annual Portfolio operating expenses                                   0.70%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                   -----------------------------------------
                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   -----------------------------------------
                   $     72   $    224   $    390   $    871


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The Income Builder Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVES


The Income Builder Portfolio seeks reasonable income as a primary investment objective. As a secondary objective, the Portfolio seeks growth of capital.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in income-producing equity and fixed-income securities, with normally at least 65% of its assets invested in income-producing equity securities, including common stock, preferred stock, convertible securities and real estate investment trusts (commonly known as "REITs"). The "Investment Manager," Morgan Stanley Investment Advisors Inc., uses a value-oriented style in the selection of securities. Investments are normally made primarily in (i) common stocks (including depositary receipts) of large capitalization companies with a record of paying dividends and which, in the opinion of the Investment Manager, have the potential for maintaining dividends, (ii) preferred stock and (iii) securities convertible into common stocks of small-, mid- and large-cap companies -- including "synthetic" and "exchangeable" convertibles. The Portfolio's investments may also include "Rule 144A" securities, which are subject to resale restrictions, and foreign securities.


The Investment Manager follows a "bottom-up" approach in the selection of convertible securities for the Portfolio. Beginning with a universe of about 500 companies, the Investment Manager narrows the focus to small-, mid- and large-cap companies and reviews the issues to determine if the convertible is trading with the underlying equity security. The yield of the underlying equity security is evaluated and company fundamentals are studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth.


The Portfolio may invest up to 25% of its net assets in "exchangeable" convertible securities. "Exchangeable" convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, "exchangeable" convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities, which are convertible only at the option of the security holder.


The Portfolio may invest up to 10% of its net assets in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.


The Portfolio may invest up to 35% of its net assets in U.S. government securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and non-convertible fixed-income securities (including zero coupon securities). Zero coupon securities are purchased at a discount and generally accrue interest, but make no payment until maturity. Up to 20% of the Portfolio's net assets may be invested in non-convertible fixed-income securities rated lower

[SIDENOTE]
GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to pay out income and rise in price.

than investment grade by S&P or Moody's (but not below B) or, if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds"). The 20% limitation is not applicable to convertible securities.


Up to 20% of the Portfolio's assets may be invested in common stocks that do not pay a dividend. The Portfolio may also invest in futures with respect to stock indexes, financial instruments and interest rate indexes and may purchase and sell options on securities, securities indexes and stock index futures. The Portfolio may use futures and options to facilitate trading, to increase or decrease the Portfolio's market exposure or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


The Portfolio may invest up to 25% of its net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange. The Portfolio may utilize forward foreign currency exchange contracts.


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common and preferred stocks. In particular, the prices of common and preferred stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

Another principal risk of investing in the Portfolio is associated with its fixed-income investments (including zero coupon securities). All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. The Portfolio's investments in fixed-income securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Manager ("junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. These investments are also subject to greater risk of loss of income and principal than investments in higher rated securities.


The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities. In addition, because the convertible securities in which the Portfolio invests are convertible into the common stocks of small- and mid-cap companies, the Portfolio is subject to the specific risks associated with investing in small- and mid-cap companies. Investments in small and medium capitalization companies involve greater risk of volatility than is customarily associated with investments in more established companies as well as certain other additional risks.

There are also special risks associated with the Portfolio's investments in "exchangeable" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.


The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.

The Portfolio is subject to the risks associated with REITs, which pool investors' funds for investments primarily in commercial real estate properties.

There are also particular risks associated with the Portfolio's investments in options and futures. Positions in options and futures contracts may be closed out only on an exchange, which provides a secondary market for such options and futures. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. The inability to close out an option or futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of options and futures involves the risk of imperfect or no correlation where the securities underlying options and futures contracts have different maturities than the securities that are the subject of the hedge.


The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Income Builder Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1998       3.21%
1999       7.06%
2000       0.17%
2001       2.30%
2002      -7.64%
2003      20.84%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 2.23%.

[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past six calendar years.

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.94% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -12.96% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                                               LIFE OF PORTFOLIO
                                                  PAST 1 YEAR   PAST 5 YEARS   (SINCE 01/21/97)
------------------------------------------------------------------------------------------------
The Income Builder Portfolio                         20.84%         4.13%            6.49%
Russell 1000 Value Index(1)                          30.03%         3.56%            8.62%
Lehman Brothers U.S. Government/Credit Index(2)       4.67%         6.66%            7.57%



(1) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.75%
Distribution and service (12b-1) fees                                       None
Other expenses                                                              0.09%
Total annual Portfolio operating expenses                                   0.84%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                   -----------------------------------------
                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   -----------------------------------------
                   $     86   $    268   $    466   $  1,037


[SIDENOTE]
AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The Dividend Growth Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVES

The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The "Investment Manager," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio.


The Portfolio may invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and investment grade fixed-income securities (including zero coupon securities). The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the United States on a national securities exchange). The Portfolio may utilize forward foreign currency exchange contracts.


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.


Another principal risk relates to the Portfolio's investments in foreign securities. In particular, foreign security investments may be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.


The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[SIDENOTE]
GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1994      -3.27%
1995      36.38%
1996      23.96%
1997      25.61%
1998      14.28%
1999      -2.39%
2000       5.30%
2001      -5.20%
2002     -18.01%
2003      27.89%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 1.43%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.28% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -21.08% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
The Dividend Growth Portfolio            27.89%         0.43%          9.14%
S&P 500 Index(1)                         28.68%        -0.57%         11.07%



(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.57%
Distribution and service (12b-1) fees                                       None
Other expenses                                                              0.02%
Total annual Portfolio operating expenses                                   0.59%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                   -----------------------------------------
                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   -----------------------------------------
                   $     60   $    189   $    329   $    738


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The Global Dividend Growth Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVE


The Global Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in dividend paying equity securities issued by issuers located in various countries around the world. The "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks investments primarily in common stock of companies with a record of paying dividends and potential for increasing dividends. The Portfolio invests in at least three separate countries. The percentage of assets invested in particular geographic sectors will shift from time to time in accordance with the judgement of the Investment Manager.


Up to 20% of the Portfolio's assets may be invested as follows:

- Convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued by foreign governments and international organizations and investment grade debt securities (including zero coupon securities).

- Forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


A principal risk of investing in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.


Another principal risk relates to the Portfolio's investments in foreign securities. In particular, foreign security investments may be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[SIDENOTE]
GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Global Dividend Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995      22.04%
1996      17.59%
1997      12.04%
1998      12.53%
1999      14.65%
2000      -2.50%
2001      -6.25%
2002     -12.52%
2003      32.07%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 2.90%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.60% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -20.61% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                                      LIFE OF PORTFOLIO
                                         PAST 1 YEAR    PAST 5 YEARS  (SINCE 02/23/94)
---------------------------------------------------------------------------------------
The Global Dividend Growth Portfolio        32.07%          3.90%           8.32%
MSCI World Index(1)                         33.11%         -0.77%           6.79%



(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE AND THE ASIA/PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past nine calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.75%
Distribution and service (12b-1) fees                                       None
Other expenses                                                              0.07%
Total annual Portfolio operating expenses                                   0.82%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                   -----------------------------------------
                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   -----------------------------------------
                   $     84   $    262   $    455   $  1,014


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The European Growth Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVE

The European Growth Portfolio seeks to maximize the capital appreciation of its investments.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in securities issued by issuers located in European countries. A company is considered located in Europe if (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50% of its total revenue from business in Europe; or (iii) its equity securities are traded principally on a stock exchange in Europe. The principal countries in which the Portfolio invests are France, the United Kingdom, Germany, the Netherlands, Spain, Sweden, Switzerland and Italy. The Portfolio invests in at least three separate countries.

The Portfolio generally invests principally in equity securities (which may include depositary receipts or convertible securities) but may also invest without limitation in fixed-income securities (including zero coupon securities) issued or guaranteed by European governments when the "Investment Manager," Morgan Stanley Investment Advisors Inc., or the "Sub-Advisor," Morgan Stanley Investment Management Limited, determine such investments to be appropriate.


The Investment Manager and/or the Sub-Advisor generally invest Portfolio assets in companies they believe have a high rate of earnings growth potential. They also select securities which in their view possess, both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.

The Portfolio may invest up to 20% of its assets as follows:

- Equity securities issued by non-European issuers, and government and convertible securities issued by non-European governmental or private issuers.

- Forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated. The Portfolio may also use forward foreign currency exchange contracts to modify the Portfolio's exposure to various currency markets.

The Portfolio may invest up to 5% of its net assets in put and call options with respect to foreign currencies. The Portfolio may also purchase and sell stock index futures contracts and options thereon. Stock index futures and options thereon may be used to facilitate trading, to increase the Portfolio's market exposure or to seek to protect against an increase in the prices of securities that may be purchased.

The Portfolio may invest in warrants and acquire warrants attached to other securities.

[SIDENOTE]
CAPITAL APPRECIATION

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

A principal risk factor associated with investment in the Portfolio relates to the Portfolio's investments in Europe. In particular, adverse political, social or economic developments in Europe, or in a particular European country, could cause a substantial decline in the value of the Portfolio.

The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.


In addition, the Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investment in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.


In addition, the Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common and fixed-income securities.

The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the European Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1994       8.36%
1995      25.89%
1996      29.99%
1997      16.07%
1998      23.96%
1999      29.11%
2000      -4.92%
2001     -17.76%
2002     -21.36%
2003      29.03%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS -0.42%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 25.18% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -22.62% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                         PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------
The European Growth Portfolio               29.03%         0.48%          10.09%
MSCI Europe Index(1)                        38.54%        -0.78%           8.71%



(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX MEASURES PERFORMANCE FOR A DIVERSE RANGE OF GLOBAL STOCK MARKETS WITHIN AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, ITALY, THE NETHERLANDS, NORWAY, SPAIN, SWEDEN, SWITZERLAND, IRELAND, PORTUGAL AND THE UNITED KINGDOM. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.95%
Distribution and service (12b-1) fees                                       None
Other expenses                                                              0.09%
Total annual Portfolio operating expenses                                   1.04%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                   -----------------------------------------
                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   -----------------------------------------
                   $    106   $    331   $    574   $  1,271


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The Equity Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVES

The Equity Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Investment Manager to have potential for superior growth. As a secondary objective the Equity Portfolio seeks income but only when consistent with its primary objective.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in equity securities and securities convertible into equity securities. In selecting investments, the "Investment Manager," Morgan Stanley Investment Advisors Inc., may employ valuation models based on various economic and market indicators. The Investment Manager currently utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.

The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at which stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Manager establishes an economic forecast based on its short term and long term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.

The Portfolio may invest up to 20% of its assets in corporate debt securities (including zero coupon securities) rated Aa or better by Moody's or AA or better by S&P, U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and preferred stocks.

The Portfolio may invest in securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depositary Receipts.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions. Stocks of small- and medium-capitalization companies in which the Portfolio may invest pose greater risk of volatility than is customarily associated with larger established companies as well as certain other additional risks. The Portfolio's emphasis on industries may cause its performance to

[SIDENOTE]
CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price.

be more sensitive to developments affecting particular industries than that of a fund which places greater emphasis on individual companies.

Another principal risk relates to the Portfolio's investments in fixed-income securities. Fixed-income securities involve credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1994      -4.91%
1995      42.53%
1996      12.36%
1997      37.43%
1998      30.45%
1999      58.59%
2000     -12.35%
2001     -26.87%
2002     -21.21%
2003      22.80%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 2.85%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 38.61% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -20.81% (quarter ended March 31, 2001).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                         PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------
The Equity Portfolio                        22.80%        -0.33%          10.38%
S&P 500 Index(1)                            28.68%        -0.57%          11.07%



(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.50%
Distribution and service (12b-1) fees                                       None
Other expenses                                                              0.02%
Total annual Portfolio operating expenses                                   0.52%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                   -----------------------------------------
                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   -----------------------------------------
                   $     53   $    167   $    291   $    653


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The S&P 500 Index Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVE

The S&P 500 Index Portfolio seeks to provide investment results that, before expenses, correspond to the total return (I.E., the combination of capital changes and income) of the Standard & Poor's(R) 500 Composite Stock Price Index ("S&P 500 Index").

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in common stocks included in the S&P 500 Index. The "Investment Manager," Morgan Stanley Investment Advisors Inc., "passively" manages the Portfolio's assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, if the common stock of a specific company represents five percent of the Index, the Investment Manager typically will invest the same percentage of the Portfolio's assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States. The Portfolio may invest in foreign companies that are included in the S&P 500 Index.


The Portfolio may purchase and sell stock index futures to simulate investment in the S&P 500 Index. Generally stock index futures may be employed to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes.


The Portfolios may invest in Standard & Poor's Depositary Receipts, referred to as "SPDRs" (and also known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock. The Portfolio may invest up to 10% of its total assets in the aggregate in SPDRs.

                       ------------------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the S&P 500 Index Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio. (Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company, as well as general market, economic and political conditions.

Another risk of investing in the Portfolio arises from its operation as a "passively" managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Investment Manager will not sell the Portfolio's securities except to reflect additions or deletions of the stocks that comprise the

[SIDENOTE]
TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

S&P 500 Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell (redeem) Portfolio shares.

The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing which will be borne by the Portfolio and any incremental operating costs borne by the Portfolio (E.G., management fee, transfer agency and accounting costs). Accordingly, the performance of the Portfolio may not correlate directly with the performance of the S&P 500 Index.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the S&P 500 Index Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1999      20.23%
2000      -9.38%
2001     -12.23%
2002     -22.48%
2003      27.85%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 1.57%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.25% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -17.26% (quarter ended September 30, 2002).


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past five calendar years.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2003)



                                                                   LIFE OF THE PORTFOLIO
                                      PAST 1 YEAR   PAST 5 YEARS     (SINCE 05/18/98)
----------------------------------------------------------------------------------------
The S&P 500 Index Portfolio              27.85%        -1.07%             1.10%
S&P 500 Index(1)                         28.68%        -0.57%             1.56%



(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.40%
Distribution and service (12b-1) fees                                       None
Other expenses                                                              0.06%
Total annual Portfolio operating expenses                                   0.46%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                   -----------------------------------------
                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   -----------------------------------------
                   $     47   $    148   $    258   $    579


[SIDENOTE]
AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The Global Advantage Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVE

The Global Advantage Portfolio seeks long-term capital growth.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 65% of its assets in equity securities of companies located throughout the world (including the United States). The Portfolio's equity securities may include common stock, preferred stock, depositary receipts and/or convertible securities.


The Portfolio's "Sub-Advisor," Morgan Stanley Investment Management Limited, utilizes fundamental research to seek companies that it believes have long-term growth potential and/or relatively attractive valuations. The Sub-Advisor generally utilizes a bottom-up stock selection process, but also considers global industry trends in making certain industry allocations. The Sub-Advisor typically seeks to construct a portfolio of companies reflecting a mix of both "growth" and "value" styles. The Sub-Advisor evaluates "growth" type companies through analysis of various earnings measures, and it assesses "value" type companies using measures such as valuation relative to free cash flow generation. In determining whether to sell a particular security, the Sub-Advisor considers a number of factors, including changes in the issuer's financial and/or industry position, as well as general economic and market conditions.


In addition, the Portfolio may utilize forward foreign currency exchange contracts which involve the purchase or sale of a specific amount of foreign currency at the current price with the delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money by investing in this Portfolio.

A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

The Portfolio may invest a substantial portion of its assets in foreign securities. Foreign securities investments may be adversely affected by changes in currency exchange rates. In addition, investment in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.


The performance of the Portfolio will also depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[SIDENOTE]
CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Global Advantage Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1999      26.88%
2000     -17.39%
2001     -23.33%
2002     -20.81%
2003      31.12%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 3.15%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.60% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -20.70% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                                   LIFE OF PORTFOLIO
                                      PAST 1 YEAR   PAST 5 YEARS   (SINCE 05/18/98)
-----------------------------------------------------------------------------------
The Global Advantage Portfolio           31.12%        -3.56%           -3.50%
MSCI World Index(1)                      33.11%        -0.77%            0.85%



(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE AND THE ASIA/PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past five calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.65%
Distribution and service (12b-1) fees                                       None
Other expenses                                                              0.28%
Total annual Portfolio operating expenses                                   0.93%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                   -----------------------------------------
                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   -----------------------------------------
                   $     95   $    296   $    515   $  1,143


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The Aggressive Equity Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVE

The Aggressive Equity Portfolio seeks long-term capital growth.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies that the "Investment Manager," Morgan Stanley Investment Advisors Inc., believes offer the potential for superior earnings growth. The Portfolio's other equity securities may include preferred stocks, securities convertible into common stock, depositary receipts, rights and warrants. No more than 25% of the Portfolio's net assets may be invested in foreign equity or fixed-income securities denominated in a foreign currency and traded primarily in non-U.S. markets.


In deciding which securities to buy, hold or sell, the Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens. Company selection is based on the Investment Manager's own analysis and research reports as well as analysis from the equity research departments of recognized securities firms.

The Investment Manager has no general criteria as to the market capitalization or asset size of the companies selected for investment and, accordingly, the Portfolio may invest in small and medium-sized companies in addition to larger, more established companies.


The Investment Manager will utilize a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Manager establishes an economic forecast based on its short term and long term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.


The Portfolio may invest up to 20% of its assets as follows:

- (a) fixed-income securities of U.S. companies, (b) fixed-income securities of foreign companies and governments and international organizations, (c) U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and (d) real estate investment trusts (commonly known as "REITs"). However, no more than 5% of the Portfolio's assets may be invested in debt securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").

[SIDENOTE]
CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

- Forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

- Put and call options and futures with respect to financial instruments, stock and interest rate indexes and foreign currencies (with a limit of 5% of its net assets for the purchase of put and call options). Options and futures may be used to seek higher returns or to seek to protect against a decline in security or currency prices or an increase in prices of securities or currencies that may be purchased.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

The Portfolio may invest a substantial portion of its assets in securities issued by small and medium sized companies. Investment in small and medium size companies involves greater risk of volatility than is customarily associated with investment in larger established companies as well as certain other additional risks.

The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.

The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Aggressive Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2000      -1.75%
2001     -28.46%
2002     -22.60%
2003      26.06%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 2.52%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 13.11% (quarter ended December 31, 2003) and the lowest return for a calendar quarter was -21.38% (quarter ended March 31, 2001).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                               LIFE OF PORTFOLIO
                                                 PAST 1 YEAR   (SINCE 05/04/99)
--------------------------------------------------------------------------------
The Aggressive Equity Portfolio                     26.06%           0.04%
S&P 500 Index(1)                                    28.68%          -2.39%



(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past four calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.75%
Distribution and service (12b-1) fees                                       None
Other expenses                                                              0.12%
Total annual Portfolio operating expenses                                   0.87%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                   -----------------------------------------
                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   -----------------------------------------
                   $     89   $    278   $    482   $  1,073


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The Information Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVE

The Information Portfolio seeks long-term capital appreciation.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in common stocks and investment grade convertible securities of companies located throughout the world that are engaged in the communications and information industry. The Portfolio normally holds common stocks and other equity securities of companies located in at least three countries, one of which is the United States. It may invest up to 50% of its net assets in the securities (including depositary receipts) of foreign companies; however, it will not invest more than 25% of its net assets in any one foreign country. In addition, the Portfolio will not invest more than 10% of its assets in convertible securities. In deciding which securities to buy, hold or sell, the "Investment Manager," Morgan Stanley Investment Advisors Inc., considers business, economic and political conditions, in addition to the growth potential of the securities.

A company is considered to be in the communications and information industry if it derives at least 35% of its revenues or earnings from, or devotes at least 35% of its assets to:

- designing, developing, manufacturing, providing or enabling the following products and services: regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer equipment, enabling software, mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; and emerging technologies combining telephone, television and/or computer systems; or

- the creation, packaging, distribution, and ownership of entertainment and information programming.


The Portfolio may invest up to 20% of its assets in investment grade corporate fixed-income securities and U.S. government securities. The Portfolio's fixed-income investments may include zero coupon securities. In addition, the Portfolio may utilize forward foreign currency exchange contracts.


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

The Portfolio concentrates its investments in the communications and information industry. Because of this concentration, the value of the Portfolio's shares may be more volatile than that of mutual funds that do not similarly concentrate their investments. The communications and information industry may be subject to greater changes in governmental policies and

[SIDENOTE]
CAPITAL APPRECIATION

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

governmental regulation than in many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of this industry. Additionally, the products and services of companies in this industry may be subject to faster obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. As a result, the securities of companies in this industry may exhibit greater price volatility than those of companies in other industries.

The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.

The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Information Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001     -42.87%
2002     -43.09%
2003      61.07%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 0.42%.

During the period shown in the bar chart, the highest return for a calendar quarter was 32.42% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -38.45% (quarter ended March 31, 2001).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                               LIFE OF PORTFOLIO
                                              PAST 1 YEAR      (SINCE 11/06/00)
--------------------------------------------------------------------------------
The Information Portfolio                        61.07%             -20.40%
S&P 500 Index(1)                                 28.68%              -6.25%



(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past three calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.75%
Distribution and service (12b-1) fees                                       None
Other expenses                                                              0.37%
Total annual Portfolio operating expenses                                   1.12%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                   -----------------------------------------
                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   -----------------------------------------
                   $    114   $    356   $    617   $  1,363


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The Strategist Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVE

The Strategist Portfolio seeks high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities and the writing of covered call and put options.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The "Investment Manager," Morgan Stanley Investment Advisors Inc., actively allocates the Portfolio's assets among the major asset categories of equity securities (including depositary receipts), fixed-income securities and money market instruments. Assets are allocated by the Investment Manager based on, among other things, its assessment of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class.


Within the equity sector, the Investment Manager actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential.

Within the fixed-income sector of the market, the Investment Manager seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds, including short-term and intermediate-term bonds.

Within the money market sector of the market, the Investment Manager seeks to maximize returns by exploiting spreads among short-term instruments.


Securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, investment grade debt securities (including zero coupon securities), U.S. government securities, mortgage-backed securities (including collateralized mortgage obligations), asset-backed securities, real estate investment trusts (commonly known as "REITs") and money market instruments. The Portfolio is not limited as to the maturities of the U.S. government securities and other debt securities in which it may invest.

The Portfolio may invest up to 20% of its assets in securities issued by foreign governments and foreign private issuers but not more than 10% of its assets in securities denominated in a foreign currency. The Portfolio may utilize forward foreign currency exchange contracts. The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payment that are a "pass-through" of the monthly interest and

[SIDENOTE]
TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

The Portfolio's investment in fixed-income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debts. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

The Portfolio is subject to the risks associated with REITs, which pool investors' funds for investments primarily in commercial real estate properties.

There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example, mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Strategist Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1994       3.94%
1995       9.40%
1996      15.02%
1997      13.71%
1998      26.55%
1999      17.35%
2000       1.64%
2001     -10.18%
2002      -9.89%
2003      26.24%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 2.83%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.60% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -10.41% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                 PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------------------
The Strategist Portfolio                            26.24%          4.04%          8.66%
S&P 500 Index(1)                                    28.68%         -0.57%         11.07%
Lehman Brothers U.S. Government/Credit Index(2)      4.67%          6.66%          6.98%



(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of broad measures of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.50%
Distribution and service (12b-1) fees                                       None
Other expenses                                                              0.02%
Total annual Portfolio operating expenses                                   0.52%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                   -----------------------------------------
                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   -----------------------------------------
                   $     53   $    167   $    291   $    653


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Additional Investment Strategy Information

This section provides additional information relating to each Portfolio's principal investment strategies.

Investment Discretion. In pursuing each Portfolio's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis - and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies, while not using others. The Sub-Advisor has a similar degree of discretion.

Defensive Investing. Each Portfolio (other than the Money Market Portfolio and the S&P 500 Index Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager or Sub-Advisor, as the case may be, believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).


Investment Policies. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require a Portfolio to sell any portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


Portfolio Turnover. Each Portfolio, other than the S&P 500 Index Portfolio, may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows recent portfolio turnover rates for each Portfolio. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

Additional Risk Information

This section provides additional information relating to the principal risks of investing in the Portfolios.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                    *  *  *

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described. See "The Portfolios" for a description of the investments which each Portfolio may make.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.


Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity), are typically subject to greater price fluctuations than comparable securities that pay interest). Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially.


Maturity and Duration. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Manager in the selection of fixed-income securities. Duration takes the length of the time intervals between the present time and the time that the interest and the principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however; their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is thirty years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Manager will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

U.S. Government Securities. The U.S. government securities that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration. Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Sovereign Debt. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.


Mortgage-Backed Securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively, "Mortgage Assets"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.

Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Junk Bonds. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Investment Manager or Sub-Advisor (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

Securities Rated in the Lowest Investment Grade Category. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P (Baa by Moody's or BBB by S&P) may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.


Convertible Securities. A Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock), may carry risks associated with both fixed-income securities (discussed above) and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


A Portfolio that may invest in convertible securities may invest up to 5% of its net assets in convertible securities that are below investment grade quality (see "Junk Bonds" above).

Foreign Securities. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.


Foreign securities (including depositary receipts) also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.


Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Market Countries. The foreign securities in which certain of the Portfolios may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.


Small- & Medium- Capitalization Companies. A Portfolio's investments in small- and medium-capitalization companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, small- and medium-capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often small- and medium-capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Options and Futures. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's or the Sub-Advisor's predictions of movements in the direction of the stock, bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

Forward Foreign Currency Exchange Contracts. A Portfolio's participation in forward foreign currency exchange contracts also involves risks. If the Investment Manager or Sub-Advisor employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

Real Estate Investment Trusts ("REITs"). REITs pool investors funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

Portfolio Management


Morgan Stanley Investment Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the European Growth, Global Advantage and Global Dividend Growth Portfolios) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The Investment Manager has contracted with the Sub-Advisor, Morgan Stanley Investment Management Limited, in respect of the European Growth, the Global Advantage and the Global Dividend Growth Portfolios, to invest each Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Advisor, together with its investment management affiliates, managed assets of approximately $389 billion as of March 31, 2004. The Sub-Advisor is a wholly-owned subsidiary of Morgan Stanley and provides a broad range of portfolio management services to its clients. The Sub-Advisor is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.


Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2003, each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.


                                                           MANAGEMENT FEES AS A
                                                           PERCENTAGE OF AVERAGE
NAME OF PORTFOLIO                                            DAILY NET ASSETS
--------------------------------------------------------------------------------
The Money Market Portfolio                                                  0.50%
The Limited Duration Portfolio                                              0.45%
The Quality Income Plus Portfolio                                           0.50%
The High Yield Portfolio                                                    0.50%
The Utilities Portfolio                                                     0.65%
The Income Builder Portfolio                                                0.75%
The Dividend Growth Portfolio                                               0.57%
The Global Dividend Growth Portfolio                                        0.75%(1)
The European Growth Portfolio                                               0.95%(1)
The Equity Portfolio                                                        0.50%
The S&P 500 Index Portfolio                                                 0.40%(2)
The Global Advantage Portfolio                                              0.65%(1)
The Aggressive Equity Portfolio                                             0.75%
The Information Portfolio                                                   0.75%
The Strategist Portfolio                                                    0.50%



(1) A PORTION OF THE NET MANAGEMENT FEES THE INVESTMENT MANAGER RECEIVES FROM THE FUND IN RESPECT OF THE PORTFOLIO IS PAID TO THE SUB-ADVISOR.

(2) THE INVESTMENT MANAGER HAD PREVIOUSLY UNDERTAKEN TO CAP TOTAL EXPENSES OF THE S&P 500 INDEX PORTFOLIO (OTHER THAN BROKERAGE AND 12b-1 FEES) AT 0.50% OF AVERAGE DAILY NET ASSETS. EFFECTIVE MAY 1, 2004, THE INVESTMENT MANAGER HAS REDUCED THE COMPENSATION PROVIDED FOR UNDER ITS MANAGEMENT AGREEMENT TO 0.20% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND HAS PERMANENTLY UNDERTAKEN TO CAP TOTAL EXPENSES OF THE PORTFOLIO (OTHER THAN BROKERAGE AND 12b-1 FEES) AT 0.40% OF AVERAGE DAILY NET ASSETS.

[SIDENOTE]
MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Manager is widely recognized as a leader in the mutual fund industry and had approximately $110 billion in assets under management or administration as of March 31, 2004.

The Investment Advisor and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolios) to affiliates and/or certain insurance companies or other financial institutions in connection with the sale, distribution, retention and/or servicing of shares of the Portfolios. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolios' shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolios' shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.


The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios of the Fund.


Limited Duration Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include David S. Horowitz, an Executive Director of the Investment Manager, and Menglin Luo, a Vice President of the Investment Manager.

Quality Income Plus Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. David S. Horowitz, an Executive Director of the Investment Manager, is a current member of that team.

High Yield Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include Sheila A. Finnerty, a Managing Director of the Investment Manager, Gordon W. Loery, an Executive Director of the Investment Manager, and Josh Givelber and Chad Liu, Vice Presidents of the Investment Manager.


Utilities Portfolio -- The equity portion of the Portfolio is managed within the Sector Funds Equity/Utilities team. Current members of the team include Edward
F. Gaylor, an Executive Director of the Investment Manager, and Ronald B. Silvestri, a Vice President of the Investment Manager. The fixed-income portion of the Portfolio is managed within the Taxable Fixed-Income team.


Income Builder Portfolio -- The Portfolio is managed by the Equity Income team. Current members of the Equity Income team include James A. Gilligan, a Managing Director of the Investment Manager, Ellen Gold and James O. Roeder, Executive Directors of the Investment Manager, Thomas Bastian and Sergio Marcheli, Vice Presidents of the Investment Manager, and Vincent E. Vizachero, a Senior Associate of the Investment Manager.

Dividend Growth Portfolio -- The Portfolio is managed within the Dividend Growth team. Current members of the team include Sean Aurigemma and John Roscoe, Executive Directors of the Investment Manager.

Global Dividend Growth Portfolio -- The Portfolio is managed within the Global Value team. Current members of the team include Frances Campion, Paul G. Boyne, Emilio Alvarez, Martin Moorman and Douglas McGraw.

European Growth Portfolio -- The Portfolio is managed within the European Growth team. Current members of the team include Jeremy G. Lodwick and Benjamin Legge.

Equity Portfolio -- The Portfolio is managed within the Sector Rotation team. Current members of the team include Michelle Kaufman, a Managing Director of the Investment Manager, and Alison E. Williams, an Executive Director of the Investment Manager.

S&P 500 Index Portfolio -- The Portfolio is managed within the Index team. Kevin Jung, an Executive Director of the Investment Manager, is a current member of that team.

Global Advantage Portfolio -- The Portfolio is managed within the Global Core team. Current members of the team include Benjamin Legge, Kate Cornish-Bowden, Michael D.A. Allison, Mark J. Laskin, Simon Carter and Jamie Wood.

Aggressive Equity Portfolio -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Michelle Kaufman, Managing Director of the Investment Manager, and Alison E. Williams, an Executive Director of the Investment Manager.

Information Portfolio -- The Portfolio is managed by the Information team of the Sector Fund Equity/Information team. Current members of the team include Armon Bar-Tur, an Executive Director of the Investment Manager, and Sergio Marcheli and Thomas Bergeron, Vice Presidents of the Investment Manager.


Strategist Portfolio -- The equity portion of the Portfolio is managed by the Domestic Asset Allocation team. Mark Bavoso, a Managing Director of the Investment Manager, is a current member of that team. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team.

Shareholder Information

[GRAPHIC]

PRICING FUND SHARES

The price of shares of each Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value for each Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or Sub-Advisor determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[GRAPHIC]

DISTRIBUTIONS

Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:


                                                                   NET REALIZED
                                                                   CAPITAL GAINS
                                                 DIVIDENDS         DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO       Declared and paid on each day the     Declared and paid at least once per
                             New York Stock Exchange is open to    calendar year, net short-term gains
                             shareholders as of the close of       may be paid more frequently
                             business the preceding business day

LIMITED DURATION,            Declared and paid monthly             Declared and paid at least once per
QUALITY INCOME PLUS AND                                            year
HIGH YIELD PORTFOLIOS

UTILITIES, INCOME BUILDER,   Declared and paid quarterly           Declared and paid at least once per
DIVIDEND GROWTH, EQUITY                                            year
AND STRATEGIST PORTFOLIOS

EUROPEAN GROWTH, GLOBAL      Declared and paid at least once per   Declared and paid at least once per
DIVIDEND GROWTH, S&P 500     calendar year                         year
INDEX, GLOBAL ADVANTAGE,
AGGRESSIVE EQUITY AND
INFORMATION PORTFOLIOS


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each Portfolio's Class X and Class Y shares for the periods indicated. The returns for Class Y differ from those of Class X only to the extent that the Classes have different expenses. In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. Class Y shares are offered in a separate Prospectus. Prior to May 1, 2000, the Fund issued one Class of shares of each Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).

                            NET ASSET
                              VALUE         NET          NET REALIZED    TOTAL FROM
                            BEGINNING    INVESTMENT     AND UNREALIZED   INVESTMENT   DIVIDENDS TO
YEAR ENDED DECEMBER 31      OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS   SHAREHOLDERS
----------------------------------------------------------------------------------------------------
MONEY MARKET

CLASS X SHARES
1999                        $    1.00     $  0.047               --       $  0.047    $  (0.047)
2000(a)                          1.00        0.058*              --          0.058       (0.058)**
2001                             1.00        0.039*              --          0.039       (0.039)**
2002                             1.00        0.013*              --          0.013       (0.013)**
2003                             1.00        0.007*              --          0.007       (0.007)**

CLASS Y SHARES
2000(b)                          1.00        0.033*              --          0.033       (0.033)**
2001                             1.00        0.036*              --          0.036       (0.036)**
2002                             1.00        0.011*              --          0.011       (0.011)**
2003                             1.00        0.004*              --          0.004       (0.004)**

LIMITED DURATION

CLASS X SHARES
1999(c)                         10.00         0.27         $  (0.12)          0.15        (0.27)
2000(a)                          9.88         0.51*            0.05           0.56        (0.48)
2001                             9.96         0.40*            0.26           0.66        (0.45)
2002                            10.17         0.27*            0.13           0.40        (0.36)
2003                            10.17         0.21*            0.01           0.22        (0.38)

CLASS Y SHARES
2000(b)                          9.86         0.28*            0.09           0.37        (0.28)
2001                             9.95         0.35*            0.28           0.63        (0.42)
2002                            10.16         0.24*            0.14           0.38        (0.34)
2003                            10.16         0.18*            0.02           0.20        (0.36)

This information has been audited by Deloitte & Touche, LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

                                                  TOTAL
                             DISTRIBUTIONS    DIVIDENDS AND   NET ASSET VALUE
YEAR ENDED DECEMBER 31      TO SHAREHOLDERS   DISTRIBUTIONS    END OF PERIOD    TOTAL RETURN+
-----------------------------------------------------------------------------------------------
MONEY MARKET

CLASS X SHARES
1999                                 --        $   (0.047)      $      1.00         4.80%
2000(a)                              --            (0.058)             1.00         6.01
2001                                 --            (0.039)             1.00         3.94
2002                                 --            (0.013)             1.00         1.34
2003                                 --            (0.007)             1.00         0.67

CLASS Y SHARES
2000(b)                              --            (0.033)             1.00         3.37(1)
2001                                 --            (0.036)             1.00         3.68
2002                                 --            (0.011)             1.00         1.08
2003                                 --            (0.004)             1.00         0.42

LIMITED DURATION

CLASS X SHARES
1999(c)                              --             (0.27)             9.88         1.56(1)
2000(a)                              --             (0.48)             9.96         5.85
2001                                 --             (0.45)            10.17         6.72
2002                           $  (0.04)            (0.40)            10.17         4.06
2003                                 --             (0.38)            10.01         2.23

CLASS Y SHARES
2000(b)                              --             (0.28)             9.95         3.82(1)
2001                                 --             (0.42)            10.16         6.49
2002                              (0.04)            (0.38)            10.16         3.81
2003                                 --             (0.36)            10.00         1.98

                                            RATIOS TO AVERAGE NET ASSETS
                             NET ASSETS     ----------------------------   PORTFOLIO
                            END OF PERIOD                 NET INVESTMENT   TURNOVER
YEAR ENDED DECEMBER 31        (000'S)       EXPENSES      INCOME (LOSS)      RATE
--------------------------------------------------------------------------------------
MONEY MARKET

CLASS X SHARES
1999                         $  435,643      0.52%           4.68%           N/A
2000(a)                         358,793      0.52            5.83            N/A
2001                            452,765      0.51            3.69            N/A
2002                            432,817      0.51            1.32            N/A
2003                            251,779      0.52            0.69            N/A

CLASS Y SHARES
2000(b)                          13,813      0.77(2)         5.86(2)         N/A
2001                            105,952      0.76            3.44            N/A
2002                            133,506      0.76            1.07            N/A
2003                             93,808      0.77            0.44            N/A

LIMITED DURATION

CLASS X SHARES
1999(c)                           3,175      0.62(2)(3)      4.83(2)(3)       56%(1)
2000(a)                           6,427      0.98            5.08             16
2001                             25,858      0.61(5)#        3.84(5)         133
2002                             73,476      0.48            2.65             58
2003                             64,576      0.51            2.02            215

CLASS Y SHARES
2000(b)                           1,430      1.17(2)         5.00(2)          16
2001                             25,050      0.86(5)#        3.59(5)         133
2002                             72,800      0.73            2.40             58
2003                            125,616      0.76            1.77            215

                            NET ASSET
                              VALUE         NET          NET REALIZED    TOTAL FROM
                            BEGINNING    INVESTMENT     AND UNREALIZED   INVESTMENT   DIVIDENDS TO
YEAR ENDED DECEMBER 31      OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS   SHAREHOLDERS
----------------------------------------------------------------------------------------------------
QUALITY INCOME PLUS

CLASS X SHARES
1999                        $  11.00      $   0.67         $  (1.14)      $  (0.47)   $   (0.67)
2000(a)                         9.86          0.68*            0.37           1.05        (0.69)
2001                           10.22          0.61*            0.34           0.95        (0.62)
2002                           10.55          0.58*           (0.02)          0.56        (0.64)
2003                           10.47          0.56*            0.30           0.86        (0.60)

CLASS Y SHARES
2000(b)                         9.80          0.38*            0.42           0.80        (0.39)
2001                           10.21          0.57*            0.36           0.93        (0.60)
2002                           10.54          0.54*           (0.01)          0.53        (0.61)
2003                           10.46          0.54*            0.29           0.83        (0.58)

HIGH YIELD

CLASS X SHARES
1999                            5.07          0.68            (0.74)         (0.06)       (0.68)
2000(a)                         4.33          0.66*           (1.90)         (1.24)       (0.66)
2001                            2.43          0.33*           (1.09)         (0.76)       (0.34)
2002                            1.33          0.26*           (0.34)         (0.08)       (0.22)
2003                            1.03          0.16*            0.10           0.26        (0.11)

CLASS Y SHARES
2000(b)                         3.92          0.37*           (1.48)         (1.11)       (0.38)
2001                            2.43          0.32*           (1.08)         (0.76)       (0.34)
2002                            1.33          0.24*           (0.32)         (0.08)       (0.22)
2003                            1.03          0.15*            0.11           0.26        (0.11)

UTILITIES

CLASS X SHARES
1999                           21.25          0.55             2.08           2.63        (0.55)
2000(a)                        22.90          0.49*            0.17           0.66        (0.49)
2001                           21.69          0.39*           (5.74)         (5.35)       (0.41)
2002                           14.73          0.37*           (3.72)         (3.35)       (0.38)
2003                           11.00          0.34*            1.54           1.88        (0.35)

CLASS Y SHARES
2000(b)                        22.98          0.24*            0.19           0.43        (0.35)
2001                           21.68          0.35*           (5.74)         (5.39)       (0.37)
2002                           14.72          0.34*           (3.72)         (3.38)       (0.35)
2003                           10.99          0.31*            1.55           1.86        (0.32)

                                                 TOTAL
                            DISTRIBUTIONS    DIVIDENDS AND   NET ASSET VALUE
YEAR ENDED DECEMBER 31     TO SHAREHOLDERS   DISTRIBUTIONS    END OF PERIOD    TOTAL RETURN+
----------------------------------------------------------------------------------------------
QUALITY INCOME PLUS

CLASS X SHARES
1999                                --        $  (0.67)        $   9.86           (4.32)%
2000(a)                             --           (0.69)           10.22           11.09
2001                                --           (0.62)           10.55            9.57
2002                                --           (0.64)           10.47            5.51
2003                                --           (0.60)           10.73            8.45

CLASS Y SHARES
2000(b)                             --           (0.39)           10.21            8.31(1)
2001                                --           (0.60)           10.54            9.33
2002                                --           (0.61)           10.46            5.26
2003                                --           (0.58)           10.71            8.09

HIGH YIELD

CLASS X SHARES
1999                                --           (0.68)            4.33           (1.33)
2000(a)                             --           (0.66)            2.43          (32.22)
2001                                --           (0.34)            1.33          (33.75)
2002                                --           (0.22)            1.03           (7.14)
2003                                --           (0.11)            1.18           27.73

CLASS Y SHARES
2000(b)                             --           (0.38)            2.43          (30.02)(1)
2001                                --           (0.34)            1.33          (33.92)
2002                                --           (0.22)            1.03           (7.36)
2003                                --           (0.11)            1.18           27.43

UTILITIES

CLASS X SHARES
1999                          $  (0.43)          (0.98)           22.90           12.71
2000(a)                          (1.38)          (1.87)           21.69            3.03
2001                             (1.20)          (1.61)           14.73          (25.75)
2002                                --           (0.38)           11.00          (22.87)
2003                                --           (0.35)           12.53           17.34

CLASS Y SHARES
2000(b)                          (1.38)          (1.73)           21.68            2.07(1)
2001                             (1.20)          (1.57)           14.72          (25.98)
2002                                --           (0.35)           10.99          (23.08)
2003                                --           (0.32)           12.53           17.17

                                           RATIOS TO AVERAGE NET ASSETS
                            NET ASSETS     ----------------------------   PORTFOLIO
                           END OF PERIOD                 NET INVESTMENT   TURNOVER
YEAR ENDED DECEMBER 31       (000'S)       EXPENSES      INCOME (LOSS)      RATE
-----------------------------------------------------------------------------------
QUALITY INCOME PLUS

CLASS X SHARES
1999                         $  456,132      0.52%            6.45%          119%
2000(a)                         406,508      0.52             6.90           105
2001                            452,757      0.53             5.82           150
2002                            423,685      0.52             5.57           106
2003                            363,555      0.53             5.30            72

CLASS Y SHARES
2000(b)                           5,176      0.77(2)          6.53(2)        105
2001                             54,115      0.78             5.57           150
2002                            102,262      0.77             5.32           106
2003                            140,629      0.78             5.05            72

HIGH YIELD

CLASS X SHARES
1999                            279,683      0.53            14.05            48
2000(a)                         128,646      0.54            17.40             9
2001                             64,470      0.59            17.33            81
2002                             45,503      0.73            21.71            48
2003                             56,162      0.70            14.09            59

CLASS Y SHARES
2000(b)                           1,947      0.79(2)         20.95(2)          9
2001                              6,163      0.84            17.08            81
2002                             10,797      0.98            21.46            48
2003                             35,306      0.95            13.84            59

UTILITIES

CLASS X SHARES
1999                            580,487      0.67             2.51            10
2000(a)                         551,734      0.66             2.16            13
2001                            327,749      0.67             2.19            32
2002                            189,936      0.68             2.99            51
2003                            175,191      0.70             2.94            35

CLASS Y SHARES
2000(b)                          19,069      0.91(2)          1.93(2)         13
2001                             24,550      0.92             1.94            32
2002                             20,157      0.93             2.74            51
2003                             25,933      0.95             2.69            35

                            NET ASSET
                              VALUE         NET          NET REALIZED    TOTAL FROM
                            BEGINNING    INVESTMENT     AND UNREALIZED   INVESTMENT   DIVIDENDS TO
YEAR ENDED DECEMBER 31      OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS   SHAREHOLDERS
----------------------------------------------------------------------------------------------------
INCOME BUILDER

CLASS X SHARES
1999                        $  11.46      $   0.58         $   0.21       $   0.79    $   (0.56)
2000(a)                        11.44          0.55*           (0.54)          0.01        (0.56)
2001                           10.86          0.47*           (0.22)          0.25        (0.50)^
2002                           10.61          0.42*           (1.22)         (0.80)       (0.43)^^
2003                            9.38          0.32*            1.60           1.92        (0.32)

CLASS Y SHARES
2000(b)                        11.15          0.32*           (0.21)          0.11        (0.39)
2001                           10.85          0.42*           (0.19)          0.23        (0.48)^
2002                           10.60          0.39*           (1.22)         (0.83)       (0.41)^^
2003                            9.36          0.31*            1.58           1.89        (0.30)

DIVIDEND GROWTH

CLASS X SHARES
1999                           22.13          0.39            (0.55)         (0.16)       (0.39)
2000(a)                        18.32          0.31*            0.02           0.33        (0.33)
2001                           14.50          0.26*           (1.02)         (0.76)       (0.26)
2002                           13.48          0.25*           (2.66)         (2.41)       (0.25)
2003                           10.82          0.22*            2.76           2.98        (0.23)

CLASS Y SHARES
2000(b)                        17.79          0.12*            0.62           0.74        (0.22)
2001                           14.49          0.22*           (1.01)         (0.79)       (0.23)
2002                           13.47          0.22*           (2.66)         (2.44)       (0.22)
2003                           10.81          0.19*            2.75           2.94        (0.20)

GLOBAL DIVIDEND GROWTH

CLASS X SHARES
1999                           13.82          0.27             1.71           1.98        (0.29)
2000(a)                        14.44          0.24*           (0.64)         (0.40)       (0.09)
2001                           12.73          0.21*           (1.00)         (0.79)       (0.33)
2002                           11.47          0.21*           (1.62)         (1.41)       (0.19)
2003                            9.87          0.18*            2.94           3.12        (0.22)

CLASS Y SHARES
2000(b)                        13.96          0.08*           (0.11)         (0.03)          --
2001                           12.71          0.15*           (0.96)         (0.81)       (0.33)
2002                           11.43          0.18*           (1.61)         (1.43)       (0.18)
2003                            9.82          0.15*            2.91           3.06        (0.20)

                                                  TOTAL
                             DISTRIBUTIONS    DIVIDENDS AND   NET ASSET VALUE
YEAR ENDED DECEMBER 31      TO SHAREHOLDERS   DISTRIBUTIONS    END OF PERIOD    TOTAL RETURN+
------------------------------------------------------------------------------------------------
INCOME BUILDER

CLASS X SHARES
1999                           $  (0.25)^      $  (0.81)        $  11.44            7.06%
2000(a)                           (0.03)++        (0.59)           10.86            0.17
2001                                 --           (0.50)           10.61            2.30
2002                                 --           (0.43)            9.38           (7.64)
2003                                 --           (0.32)           10.98           20.84

CLASS Y SHARES
2000(b)                           (0.02)++        (0.41)           10.85            1.06(1)
2001                                 --           (0.48)           10.60            2.10
2002                                 --           (0.41)            9.36           (7.96)
2003                                 --           (0.30)           10.95           20.51

DIVIDEND GROWTH

CLASS X SHARES
1999                              (3.26)          (3.65)           18.32           (2.39)
2000(a)                           (3.82)          (4.15)           14.50            5.30
2001                                 --           (0.26)           13.48           (5.20)
2002                                 --           (0.25)           10.82          (18.01)
2003                                 --           (0.23)           13.57           27.89

CLASS Y SHARES
2000(b)                           (3.82)          (4.04)           14.49            7.65(1)
2001                                 --           (0.23)           13.47           (5.42)
2002                                 --           (0.22)           10.81          (18.23)
2003                                 --           (0.20)           13.55           27.52

GLOBAL DIVIDEND GROWTH

CLASS X SHARES
1999                              (1.07)          (1.36)           14.44           14.65
2000(a)                           (1.22)          (1.31)           12.73           (2.50)
2001                              (0.14)          (0.47)           11.47           (6.25)
2002                                 --           (0.19)            9.87          (12.52)
2003                                 --           (0.22)           12.77           32.07

CLASS Y SHARES
2000(b)                           (1.22)          (1.22)           12.71            0.07(1)
2001                              (0.14)          (0.47)           11.43           (6.44)
2002                                 --           (0.18)            9.82          (12.72)
2003                                 --           (0.20)           12.68           31.64

                                            RATIOS TO AVERAGE NET ASSETS
                             NET ASSETS     ----------------------------   PORTFOLIO
                            END OF PERIOD                 NET INVESTMENT   TURNOVER
YEAR ENDED DECEMBER 31        (000'S)       EXPENSES      INCOME (LOSS)      RATE
--------------------------------------------------------------------------------------
INCOME BUILDER

CLASS X SHARES
1999                          $   81,616      0.81%            4.98%           43%
2000(a)                           59,383      0.81             5.07            51
2001                              63,060      0.81             4.34            45
2002                              49,505      0.80             4.20            75
2003                              51,890      0.84             3.26            62

CLASS Y SHARES
2000(b)                              965      1.06(2)          5.17(2)         51
2001                               7,147      1.06             3.88            45
2002                              13,930      1.05             3.95            75
2003                              42,443      1.09             3.04            62

DIVIDEND GROWTH

CLASS X SHARES
1999                           2,033,814      0.52             1.82            81
2000(a)                        1,552,724      0.54             2.07            34
2001                           1,258,863      0.55             1.86            19
2002                             819,935      0.57             1.98            21
2003                             865,039      0.59             1.92            42

CLASS Y SHARES
2000(b)                           19,083      0.79(2)          1.59(2)         34
2001                              60,393      0.80             1.61            19
2002                              70,844      0.82             1.73            21
2003                             118,445      0.84             1.67            42

GLOBAL DIVIDEND GROWTH

CLASS X SHARES
1999                             506,929      0.83             1.90            43
2000(a)                          373,770      0.80             1.88            40
2001                             285,158      0.80             1.76             9
2002                             201,022      0.81             1.96            17
2003                             221,971      0.82             1.73           103

CLASS Y SHARES
2000(b)                            2,211      1.05(2)          1.14(2)         40
2001                              10,494      1.05             1.51             9
2002                              20,981      1.06             1.71            17
2003                              47,524      1.07             1.48           103

                            NET ASSET
                              VALUE         NET          NET REALIZED    TOTAL FROM
                            BEGINNING    INVESTMENT     AND UNREALIZED   INVESTMENT   DIVIDENDS TO
YEAR ENDED DECEMBER 31      OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS   SHAREHOLDERS
----------------------------------------------------------------------------------------------------
EUROPEAN GROWTH

CLASS X SHARES
1999                        $  27.18      $   0.25         $   6.91       $   7.16    $   (0.19)
2000(a)                        31.47          0.13*           (1.43)         (1.30)       (0.18)
2001                           25.37          0.13*           (4.47)         (4.34)       (0.26)
2002                           16.71          0.12*           (3.66)         (3.54)       (0.20)
2003                           12.97          0.17*            3.57           3.74        (0.13)

CLASS Y SHARES
2000(b)                        32.26         (0.03)*          (2.10)         (2.13)       (0.18)
2001                           25.33          0.05*           (4.42)         (4.37)       (0.25)
2002                           16.65          0.08*           (3.63)         (3.55)       (0.19)
2003                           12.91          0.13*            3.56           3.69        (0.10)

PACIFIC GROWTH

CLASS X SHARES
1999                            5.15          0.04             3.33           3.37        (0.06)
2000(a)                         8.46          0.00*           (2.78)         (2.78)       (0.12)
2001                            5.56         (0.01)*          (1.50)         (1.51)       (0.07)
2002                            3.98         (0.01)*          (0.90)         (0.91)          --
2003                            3.07          0.01*            0.90           0.91           --

CLASS Y SHARES
2000(b)                         7.70         (0.01)*          (2.01)         (2.02)       (0.12)
2001                            5.56         (0.02)*          (1.49)         (1.51)       (0.07)
2002                            3.98         (0.03)*          (0.90)         (0.93)          --
2003                            3.05          0.01*            0.85           0.86           --

EQUITY

CLASS X SHARES
1999                           38.58          0.22            20.48          20.70        (0.22)
2000(a)                        53.88          0.30*           (6.46)         (6.16)       (0.29)
2001                           39.68          0.15*          (10.12)         (9.97)       (0.16)
2002                           22.66          0.07*           (4.87)         (4.80)       (0.08)
2003                           17.78          0.07*            3.97           4.04        (0.07)

CLASS Y SHARES
2000(b)                        49.12          0.21*           (1.68)         (1.47)       (0.24)
2001                           39.66          0.06*          (10.09)        (10.03)       (0.10)
2002                           22.64          0.03*           (4.89)         (4.86)       (0.03)
2003                           17.75          0.02*            3.98           4.00        (0.03)

                                                  TOTAL
                             DISTRIBUTIONS    DIVIDENDS AND   NET ASSET VALUE
YEAR ENDED DECEMBER 31      TO SHAREHOLDERS   DISTRIBUTIONS    END OF PERIOD    TOTAL RETURN+
-----------------------------------------------------------------------------------------------
EUROPEAN GROWTH

CLASS X SHARES
1999                           $  (2.68)       $  (2.87)        $  31.47           29.11%
2000(a)                           (4.62)          (4.80)           25.37           (4.92)
2001                              (4.06)          (4.32)           16.71          (17.76)
2002                                 --           (0.20)           12.97          (21.36)
2003                                 --           (0.13)           16.58           29.03

CLASS Y SHARES
2000(b)                           (4.62)          (4.80)           25.33           (7.39)(1)
2001                              (4.06)          (4.31)           16.65          (17.92)
2002                                 --           (0.19)           12.91          (21.53)
2003                                 --           (0.10)           16.50           28.70

PACIFIC GROWTH

CLASS X SHARES
1999                                 --           (0.06)            8.46           66.09
2000(a)                              --           (0.12)            5.56          (33.46)
2001                                 --           (0.07)            3.98          (27.42)
2002                                 --              --             3.07          (22.86)
2003                                 --              --             3.98           29.64

CLASS Y SHARES
2000(b)                              --           (0.12)            5.56          (26.72)(1)
2001                                 --           (0.07)            3.98          (27.26)
2002                                 --              --             3.05          (23.56)
2003                                 --              --             3.91           28.20

EQUITY

CLASS X SHARES
1999                              (5.18)          (5.40)           53.88           58.59
2000(a)                           (7.75)          (8.04)           39.68          (12.35)
2001                              (6.89)          (7.05)           22.66          (26.87)
2002                                 --           (0.08)           17.78          (21.21)
2003                                 --           (0.07)           21.75           22.80

CLASS Y SHARES
2000(b)                           (7.75)          (7.99)           39.66           (3.99)(1)
2001                              (6.89)          (6.99)           22.64          (27.07)
2002                                 --           (0.03)           17.75          (21.45)
2003                                 --           (0.03)           21.72           22.55

                                            RATIOS TO AVERAGE NET ASSETS
                             NET ASSETS     ----------------------------   PORTFOLIO
                            END OF PERIOD                 NET INVESTMENT   TURNOVER
YEAR ENDED DECEMBER 31        (000'S)       EXPENSES      INCOME (LOSS)      RATE
------------------------------------------------------------------------------------
EUROPEAN GROWTH

CLASS X SHARES
1999                          $  579,705      1.04%            0.87%           55%
2000(a)                          508,366      1.00             0.46            78
2001                             316,196      1.02             0.68            82
2002                             193,153      1.05             0.82            92
2003                             198,424      1.04             1.26            95

CLASS Y SHARES
2000(b)                           10,580      1.25(2)         (0.18)(2)        78
2001                              20,858      1.27             0.43            82
2002                              22,133      1.30             0.57            92
2003                              36,568      1.29             1.01            95

PACIFIC GROWTH

CLASS X SHARES
1999                             115,927      1.42             0.85           105
2000(a)                           64,209      1.21             0.01            46
2001                              33,138      1.73            (0.28)          124
2002                              20,117      1.93            (0.40)          299
2003                              25,233      1.44             0.31           102

CLASS Y SHARES
2000(b)                              728      1.46(2)         (0.20)(2)        46
2001                               1,640      1.98            (0.53)          124
2002                               2,644      2.18            (0.65)          299
2003                               7,551      1.69             0.06           102

EQUITY

CLASS X SHARES
1999                           2,083,071      0.51             0.54           323
2000(a)                        1,818,134      0.50             0.62           402
2001                           1,022,335      0.51             0.55           329
2002                             622,133      0.51             0.36           223
2003                             616,027      0.52             0.38           210

CLASS Y SHARES
2000(b)                           31,903      0.75(2)          0.85(2)        402
2001                              61,110      0.76             0.30           329
2002                              64,829      0.76             0.11           223
2003                             100,400      0.77             0.13           210

                            NET ASSET
                              VALUE         NET          NET REALIZED    TOTAL FROM
                            BEGINNING    INVESTMENT     AND UNREALIZED   INVESTMENT   DIVIDENDS TO
YEAR ENDED DECEMBER 31      OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS   SHAREHOLDERS
----------------------------------------------------------------------------------------------------
S&P 500 INDEX

CLASS X SHARES
1999                        $  11.22      $   0.06         $   2.21       $   2.27    $   (0.03)
2000(a)                        13.43          0.12*           (1.37)         (1.25)       (0.07)
2001                           12.05          0.10*           (1.57)         (1.47)       (0.10)
2002                           10.48          0.10*           (2.45)         (2.35)       (0.09)
2003                            8.04          0.12*            2.11           2.23        (0.10)

CLASS Y SHARES
2000(b)                        13.47          0.04*           (1.34)         (1.30)       (0.07)
2001                           12.04          0.08*           (1.58)         (1.50)       (0.10)
2002                           10.44          0.08*           (2.44)         (2.36)       (0.08)
2003                            8.00          0.09*            2.10           2.19        (0.08)

GLOBAL ADVANTAGE

CLASS X SHARES
1999                            9.82          0.06             2.56           2.62        (0.07)
2000(a)                        12.37          0.06*           (2.20)         (2.14)       (0.05)
2001                           10.18          0.05*           (2.36)         (2.31)       (0.06)
2002                            7.17          0.05*           (1.53)         (1.48)       (0.06)
2003                            5.63          0.05*            1.69           1.74        (0.07)

CLASS Y SHARES
2000(b)                        12.03          0.00*           (1.82)         (1.82)       (0.05)
2001                           10.16          0.02*           (2.35)         (2.33)       (0.05)
2002                            7.14          0.03*           (1.52)         (1.49)       (0.04)
2003                            5.61          0.04*            1.67           1.71        (0.05)

AGGRESSIVE EQUITY

CLASS X SHARES
1999(c)                        10.00          0.05             4.55           4.60        (0.03)
2000(a)                        14.57          0.05*           (0.30)         (0.25)       (0.01)
2001                           14.31          0.02*           (4.09)         (4.07)       (0.04)
2002                           10.20          0.01*           (2.31)         (2.30)       (0.03)
2003                            7.87          0.01*            2.04           2.05        (0.00)

CLASS Y SHARES
2000(b)                        14.66          0.03*           (0.39)         (0.36)       (0.01)
2001                           14.29         (0.01)*          (4.08)         (4.09)       (0.03)
2002                           10.17         (0.01)*          (2.31)         (2.32)       (0.01)
2003                            7.84         (0.01)*           2.03           2.02           --


                                                  TOTAL
                             DISTRIBUTIONS    DIVIDENDS AND   NET ASSET VALUE
YEAR ENDED DECEMBER 31      TO SHAREHOLDERS   DISTRIBUTIONS    END OF PERIOD    TOTAL RETURN+
------------------------------------------------------------------------------------------------
S&P 500 INDEX

CLASS X SHARES
1999                           $  (0.03)       $  (0.06)        $  13.43           20.23%
2000(a)                           (0.06)          (0.13)           12.05           (9.38)
2001                                 --           (0.10)           10.48          (12.23)
2002                                 --           (0.09)            8.04          (22.48)
2003                                 --           (0.10)           10.17           27.85

CLASS Y SHARES
2000(b)                           (0.06)          (0.13)           12.04           (9.73)(1)
2001                                 --           (0.10)           10.44          (12.53)
2002                                 --           (0.08)            8.00          (22.67)
2003                                 --           (0.08)           10.11           27.54

GLOBAL ADVANTAGE

CLASS X SHARES
1999                                 --           (0.07)           12.37           26.88
2000(a)                              --           (0.05)           10.18          (17.39)
2001                              (0.64)          (0.70)            7.17          (23.33)
2002                                 --           (0.06)            5.63          (20.81)
2003                                 --           (0.07)            7.30           31.12

CLASS Y SHARES
2000(b)                              --           (0.05)           10.16          (15.22)(1)
2001                              (0.64)          (0.69)            7.14          (23.53)
2002                                 --           (0.04)            5.61          (20.94)
2003                                 --           (0.05)            7.27           30.75

AGGRESSIVE EQUITY

CLASS X SHARES
1999(c)                              --           (0.03)           14.57           46.08(1)
2000(a)                              --           (0.01)           14.31           (1.75)
2001                                 --           (0.04)           10.20          (28.46)
2002                                 --           (0.03)            7.87          (22.60)
2003                                 --              --             9.92           26.06

CLASS Y SHARES
2000(b)                              --           (0.01)           14.29           (2.48)(1)
2001                                 --           (0.03)           10.17          (28.61)
2002                                 --           (0.01)            7.84          (22.83)
2003                                 --              --             9.86           25.77

                                            RATIOS TO AVERAGE NET ASSETS
                             NET ASSETS     ----------------------------   PORTFOLIO
                            END OF PERIOD                 NET INVESTMENT   TURNOVER
YEAR ENDED DECEMBER 31        (000'S)       EXPENSES      INCOME (LOSS)      RATE
------------------------------------------------------------------------------------
S&P 500 INDEX

CLASS X SHARES
1999                          $  185,963      0.48%(3)         1.03%(3)         1%
2000(a)                          210,530      0.45             0.88             3
2001                             165,465      0.46             0.95             4
2002                             110,789      0.46             1.15             5
2003                             135,767      0.46             1.31             0

CLASS Y SHARES
2000(b)                           12,724      0.71(2)          0.60(2)          3
2001                              46,134      0.71             0.70             4
2002                              62,977      0.71             0.90             5
2003                             133,144      0.71             1.06             0

GLOBAL ADVANTAGE

CLASS X SHARES
1999                              62,295      0.56(3)          0.72(3)         54
2000(a)                           69,882      0.71             0.50            70
2001                              40,084      0.75             0.55            47
2002                              22,866      0.80             0.72           119
2003                              25,598      0.93             0.87            98

CLASS Y SHARES
2000(b)                            4,666      0.96(2)          0.06(2)         70
2001                               5,869      1.00             0.30            47
2002                               5,229      1.05             0.47           119
2003                               9,308      1.18             0.62            98

AGGRESSIVE EQUITY

CLASS X SHARES
1999(c)                           38,197      0.52(2)3)        0.86(2)3)      108(1)
2000(a)                          138,657      0.82             0.32           414
2001                              69,418      0.84             0.21           409
2002                              39,724      0.84             0.07           268
2003                              42,363      0.87             0.10           195

CLASS Y SHARES
2000(b)                           13,392      1.05(2)          0.32(2)        414
2001                              18,652      1.09            (0.04)          409
2002                              17,575      1.09            (0.18)          268
2003                              26,519      1.12            (0.15)          195

                            NET ASSET
                              VALUE         NET          NET REALIZED    TOTAL FROM
                            BEGINNING    INVESTMENT     AND UNREALIZED   INVESTMENT   DIVIDENDS TO
YEAR ENDED DECEMBER 31      OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS   SHAREHOLDERS
----------------------------------------------------------------------------------------------------
INFORMATION

CLASS X SHARES
2000(d)                     $  10.00      $   0.06*        $  (0.75)      $  (0.69)          --
2001                            9.31          0.08*           (4.07)         (3.99)   $   (0.01)
2002                            5.31         (0.03)*          (2.25)         (2.28)       (0.05)
2003                            2.98         (0.03)*           1.85           1.82           --

CLASS Y SHARES
2000(b)                        10.00          0.05*           (0.74)         (0.69)          --
2001                            9.31          0.06*           (4.06)         (4.00)       (0.01)
2002                            5.30         (0.04)*          (2.25)         (2.29)       (0.04)
2003                            2.97         (0.04)*           1.84           1.80           --

STRATEGIST

CLASS X SHARES
1999                           16.64          0.40             2.46           2.86        (0.40)
2000(a)                        19.10          0.50*           (0.20)          0.30        (0.48)
2001                           16.66          0.38*           (2.05)         (1.67)       (0.39)
2002                           13.94          0.19*           (1.56)         (1.37)       (0.21)
2003                           12.36          0.20*            3.01           3.21        (0.23)

CLASS Y SHARES
2000(b)                        19.29          0.49*           (0.51)         (0.02)       (0.36)
2001                           16.65          0.32*           (2.03)         (1.71)       (0.35)
2002                           13.93          0.16*           (1.56)         (1.40)       (0.18)
2003                           12.35          0.16*            3.01           3.17        (0.20)

(a) PRIOR TO JUNE 5, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
(b) FOR THE PERIOD JUNE 5, 2000 (ISSUE DATE) THROUGH DECEMBER 31, 2000. COMMENCEMENT OF OPERATIONS:
(c)  MAY 4, 1999.
(d)  NOVEMBER 6, 2000.
* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
**   INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
++   DISTRIBUTION FROM PAID-IN-CAPITAL.
^    INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.02.
^^   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.01.
#    DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.06%


                                                  TOTAL
                             DISTRIBUTIONS    DIVIDENDS AND   NET ASSET VALUE
YEAR ENDED DECEMBER 31      TO SHAREHOLDERS   DISTRIBUTIONS    END OF PERIOD    TOTAL RETURN+
-----------------------------------------------------------------------------------------------
INFORMATION

CLASS X SHARES
2000(d)                              --              --         $   9.31           (6.90)%(1)
2001                                 --        $  (0.01)            5.31          (42.87)
2002                                 --           (0.05)            2.98          (43.09)
2003                                 --              --             4.80           61.07

CLASS Y SHARES
2000(b)                              --              --             9.31           (6.90)(1)
2001                                 --           (0.01)            5.30          (42.99)
2002                                 --           (0.04)            2.97          (43.29)
2003                                 --              --             4.77           60.61

STRATEGIST

CLASS X SHARES
1999                                 --           (0.40)           19.10           17.35
2000(a)                           (2.26)          (2.74)           16.66            1.64
2001                              (0.66)          (1.05)           13.94          (10.18)
2002                                 --           (0.21)           12.36           (9.89)
2003                                 --           (0.23)           15.34           26.24

CLASS Y SHARES
2000(b)                           (2.26)          (2.62)           16.65           (0.02)(1)
2001                              (0.66)          (1.01)           13.93          (10.40)
2002                                 --           (0.18)           12.35          (10.11)
2003                                 --           (0.20)           15.32           25.88

                                            RATIOS TO AVERAGE NET ASSETS
                             NET ASSETS     ----------------------------   PORTFOLIO
                            END OF PERIOD                 NET INVESTMENT   TURNOVER
YEAR ENDED DECEMBER 31        (000'S)       EXPENSES      INCOME (LOSS)      RATE
---------------------------------------------------------------------------------------
INFORMATION

CLASS X SHARES
2000(d)                       $    2,686        --(4)          3.80%(2)(4)      1%(1)
2001                               4,434        --(5)          1.27(5)        170
2002                               2,002      1.12%           (0.88)          150
2003                               5,289      1.12            (0.88)          176

CLASS Y SHARES
2000(b)                            1,915      0.25(2)(4)       3.55(2)(4)       1(1)
2001                               7,427      0.25(5)          1.02(5)        170
2002                               5,066      1.37            (1.13)          150
2003                              13,189      1.37            (1.13)          176

STRATEGIST

CLASS X SHARES
1999                             729,701      0.52             2.24           120
2000(a)                          701,294      0.52             2.68           126
2001                             522,655      0.52             2.53           124
2002                             372,254      0.52             1.47           124
2003                             388,356      0.52             1.31            93

CLASS Y SHARES
2000(b)                           23,375      0.77(2)          2.77(2)        126
2001                              47,886      0.77             2.28           124
2002                              57,651      0.77             1.22           124
2003                              89,935      0.77             1.06            93

(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 1, 1999 THROUGH APRIL 30, 1999 FOR GLOBAL ADVANTAGE AND FOR THE PERIOD MAY 4, 1999 THROUGH NOVEMBER 4, 1999 FOR LIMITED DURATION AND AGGRESSIVE EQUITY AND FOR THE PERIOD JANUARY 1, 1999 THROUGH JANUARY 5, 1999 FOR S&P 500 INDEX AND "CAPPED" THE EXPENSES OF S&P 500 INDEX AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JANUARY 6, 1999 THROUGH DECEMBER 31, 1999, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.77% AND 0.51%, RESPECTIVELY, FOR GLOBAL ADVANTAGE, 2.38% AND 3.07%, RESPECTIVELY, FOR LIMITED DURATION, 1.41% AND (0.02)%, RESPECTIVELY, FOR AGGRESSIVE EQUITY AND 0.48% AND 1.02%, RESPECTIVELY, FOR S&P 500 INDEX.
(4) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD NOVEMBER 6, 2000 THROUGH DECEMBER 31, 2000 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.82% AND 1.98%, RESPECTIVELY, FOR CLASS X SHARES AND 2.07% AND 1.73%, RESPECTIVELY, FOR CLASS Y SHARES.
(5) IF THE INVESTMENT MANAGER HAD NOT "CAPPED" ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) FOR LIMITED DURATION, AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JUNE 1, 2001 THROUGH DECEMBER 31, 2001 AND HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE YEAR ENDED DECEMBER 31, 2001 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.65% AND 3.80%, RESPECTIVELY, FOR LIMITED DURATION CLASS X SHARES AND 0.90% AND 3.55%, RESPECTIVELY, FOR LIMITED DURATION CLASS Y SHARES AND 1.62% AND (0.35)%, RESPECTIVELY, FOR INFORMATION CLASS X SHARES AND 1.87% AND (0.60)%, RESPECTIVELY, FOR INFORMATION CLASS Y SHARES.

Morgan Stanley Variable Investment Series

- ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolios, or to make shareholder inquiries, please call: (800) 869-NEWS

- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.

- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

                                                        PROSPECTUS - MAY 1, 2004

Morgan Stanley

                                                      VARIABLE INVESTMENT SERIES


                                                                         CLASS Y



Morgan Stanley Variable Investment Series is a mutual fund comprised of 15 separate Portfolios, each with its own distinctive investment objective(s) and policies. The Portfolios are:


The Money Market Portfolio
The Limited Duration Portfolio
The Quality Income Plus Portfolio
The High Yield Portfolio
The Utilities Portfolio
The Income Builder Portfolio
The Dividend Growth Portfolio
The Global Dividend Growth Portfolio
The European Growth Portfolio

The Equity Portfolio

The S&P 500 Index Portfolio
The Global Advantage Portfolio
The Aggressive Equity Portfolio
The Information Portfolio
The Strategist Portfolio

Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.


This PROSPECTUS must be accompanied by a current prospectus for the variable life insurance and/or annuity contracts issued by the applicable life insurance company.



  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

                                    Contents


Eligible Investors                                                             1

The Portfolios              THE MONEY MARKET PORTFOLIO                         2
                            THE LIMITED DURATION PORTFOLIO                     5
                            THE QUALITY INCOME PLUS PORTFOLIO                  9
                            THE HIGH YIELD PORTFOLIO                          13
                            THE UTILITIES PORTFOLIO                           16
                            THE INCOME BUILDER PORTFOLIO                      20
                            THE DIVIDEND GROWTH PORTFOLIO                     24
                            THE GLOBAL DIVIDEND GROWTH PORTFOLIO              27
                            THE EUROPEAN GROWTH PORTFOLIO                     30
                            THE EQUITY PORTFOLIO                              34
                            THE S&P 500 INDEX PORTFOLIO                       37
                            THE GLOBAL ADVANTAGE PORTFOLIO                    40
                            THE AGGRESSIVE EQUITY PORTFOLIO                   43
                            THE INFORMATION PORTFOLIO                         47
                            THE STRATEGIST PORTFOLIO                          51

Additional Investment
Strategy Information                                                          55

Additional Risk Information                                                   56

Portfolio Management                                                          62

Shareholder Information     PRICING FUND SHARES                               65
                            PLAN OF DISTRIBUTION                              65
                            DISTRIBUTIONS                                     65
                            TAX CONSEQUENCES                                  66

Financial Highlights                                                          68


                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

Eligible Investors


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the "Contracts").

Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable contract.

The Fund also offers Class X shares through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible Contracts. For more information, contact the insurance company offering the accompanying prospectus.

The Portfolios

The Money Market Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVES

The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

The Portfolio's investments include the following money market instruments:

-  Commercial paper.

-  Corporate obligations.

- Debt obligations of U.S. regulated banks and instruments secured by those obligations. These investments include certificates of deposit.

-  Eurodollar certificates of deposit.

-  Certificates of deposit of savings banks and savings and loan associations.

- Debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or its instrumentalities.

- Repurchase agreements, which may be viewed as a type of secured lending by the Portfolio.

The Portfolio may purchase debt obligations that have fixed, variable or floating rates of interest. The interest rates payable on variable rate or floating rate obligations may fluctuate based upon changes in market rates.

The Portfolio attempts to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives.

Principal risks of investing in the Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed

[SIDENOTE]
MONEY MARKET


A portfolio having the goal of selecting securities to provide current income while seeking to maintain a stable share price of $1.00.


YIELD

The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.

to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short maturities, and repurchase agreements with respect to such obligations.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies.

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, you can lose money by investing in the Portfolio.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. For the Portfolio's current 7-day yield, you may call (800) 869-NEWS. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL RETURNS -- CALENDAR YEARS

2001    3.68%
 '02    1.08%
 '03    0.42%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 0.07%.

During the period shown in the bar chart, the highest return for a calendar quarter was 1.30% (quarter ended March 31, 2001) and the lowest return for a calendar quarter was 0.07% (quarter ended December 31, 2003).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                               LIFE OF PORTFOLIO
                                             PAST 1 YEAR         (SINCE 06/5/00)
--------------------------------------------------------------------------------
The Money Market Portfolio                        0.42%                  2.39%


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table shows the average annual total returns of the Portfolio's Class Y shares.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.50%
Distribution and service (12b-1) fees                                       0.25%
Other expenses                                                              0.02%
Total annual Portfolio operating expenses                                   0.77%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
               --------------------------------------------------
                    1 YEAR      3 YEARS    5 YEARS     10 YEARS
               --------------------------------------------------
                     $ 79        $ 246      $ 428        $ 954


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The Limited Duration Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVE

The Limited Duration Portfolio seeks to provide a high level of current income, consistent with the preservation of capital.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 65% of its assets in bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), investment grade mortgage-backed securities, including collateralized mortgage obligations, and investment grade corporate and other types of bonds, including asset-backed securities. In selecting portfolio investments to purchase or sell, the "Investment Manager," Morgan Stanley Investment Advisors Inc., considers both domestic and international economic developments, interest rate trends, the steepness of the yield curve and other factors and seeks to maintain an overall average duration for the Portfolio of three years or less.


Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.


In addition, the Portfolio may invest up to 25% of its net assets in investment grade fixed-income securities issued by foreign governments or corporations. The Portfolio may utilize forward foreign currency exchange contracts. The Portfolio's investments also may include "Rule 144A" fixed-income securities, which are subject to resale restrictions. Up to 5% of the Portfolio's net

[SIDENOTE]
INCOME

An investment objective having the goal of selecting securities to pay out income rather than rise in value.

assets may be invested in fixed-income securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds"). The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Principal risks of investing in the Portfolio are associated with the Portfolio's investments in fixed-income securities. These risks are credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

Duration is a measure of the expected life of a fixed-income security and is considered a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average maturity. There are certain situations involving variable rate and mortgage-backed securities where duration calculation may not properly reflect the interest rate exposure of a security.

There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs and asset-backed securities. For example, mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.


The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.

The Portfolio is also subject to the risks associated with sovereign debt. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.


The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Limited Duration Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    6.49%
 '02    3.81%
 '03    1.98%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 0.72%.


During the period shown in the bar chart, the highest return for a calendar quarter was 3.66% (quarter ended September 30, 2001) and the lowest return for a calendar quarter was -0.25% (quarter ended March 31, 2002).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                                  LIFE OF PORTFOLIO
                                                   PAST 1 YEAR     (SINCE 06/05/00)
-----------------------------------------------------------------------------------
The Limited Duration Portfolio                          1.98%               4.51%
Lehman Brothers U.S. Credit Index (1-5 Year)(1)         5.40%               8.55%



(1) THE LEHMAN BROTHERS U.S. CREDIT INDEX (1-5 YEAR) INCLUDES U.S. CORPORATE AND SPECIFIED FOREIGN DEBENTURES AND SECURED NOTES WITH MATURITIES OF ONE TO FIVE YEARS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.45%
Distribution and service (12b-1) fees                                       0.25%
Other expenses                                                              0.06%
Total annual Portfolio operating expenses                                   0.76%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
               --------------------------------------------------
                    1 YEAR      3 YEARS    5 YEARS     10 YEARS
               --------------------------------------------------
                     $ 78        $ 243      $ 422        $ 942


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The Quality Income Plus Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVES


The Quality Income Plus Portfolio seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Portfolio seeks capital appreciation but only when consistent with its primary objective.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in (i) U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (ii) debt securities (including zero coupon securities and asset-backed securities) rated at the time of purchase within the four highest bond rating categories by Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, determined to be of comparable quality by the "Investment Manager," Morgan Stanley Investment Advisors Inc., and (iii) Yankee government bonds rated at the time of purchase within the four highest rating categories of Moody's or S&P or if not rated determined to be of comparable quality by the Investment Manager. Yankee government bonds are U.S. dollar denominated bonds issued by foreign government agencies or instrumentalities (no more than 20% of the Portfolio's assets may be invested in Yankee government bonds). The Portfolio is not limited as to the maturities of the U.S. Government and other debt securities in which it may invest.


In making investment decisions for the Portfolio, the Investment Manager considers both domestic and international economic developments, interest rate trends and other factors. The Investment Manager evaluates technical considerations such as the relative supply of and demand for corporate notes and U.S. Treasury and agencies issues before it decides upon an asset allocation. Similarly, the assessment of the strength of individual companies that issue corporate debt and the overall country risk of sovereign debt obligations contribute to the decision-making process.

Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways.

[SIDENOTE]
INCOME


An investment objective having the goal of selecting securities to pay out income.

Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

Borrowing. In seeking to increase income, the Portfolio may borrow to purchase securities. Such borrowing may not exceed 25% of the Portfolio's assets.


Other Investments. The Portfolio may invest up to 15% of its net assets in Yankee corporate bonds which are rated at the time of purchase within the four highest grades as determined by Moody's or S&P or which, if not rated, are of comparable quality as determined by the Investment Manager. Yankee corporate bonds are U.S. dollar-denominated debt securities issued by foreign companies. The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

A principal risk of investing in the Portfolio is associated with the Portfolio's investments in fixed-income securities. These risks are credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.


The Portfolio is also subject to the risks associated with sovereign debt. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International

Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.


There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

The Portfolio may borrow money to purchase securities. To the extent that the Portfolio engages in such practice it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investments.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Quality Income Plus Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    9.33%
 '02    5.26%
 '03    8.09%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 2.54%.

During the period shown in the bar chart, the highest return for a calendar quarter was 4.21% (June 30, 2003) and the lowest return for a calendar quarter was -1.05% (quarter ended March 31, 2002).


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                               LIFE OF PORTFOLIO
                                             PAST 1 YEAR       (SINCE 06/05/00)
--------------------------------------------------------------------------------
The Quality Income Plus Portfolio                 8.09%                 8.71%
Lehman Brothers U.S. Aggregate Index(1)           4.10%                 8.68%


(1) THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BASED SECURITIES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.50%
Distribution and service (12b-1) fees                                       0.25%
Other expenses                                                              0.03%
Total annual Portfolio operating expenses                                   0.78%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
               --------------------------------------------------
                    1 YEAR      3 YEARS    5 YEARS     10 YEARS
               --------------------------------------------------
                     $ 80        $ 249      $ 433        $ 966


[SIDENOTE]
AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The High Yield Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVES

The High Yield Portfolio seeks as a primary objective to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Portfolio will seek capital appreciation, but only when consistent with its primary objective.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in fixed-income securities (including zero coupon securities) rated below Baa by Moody's or below BBB by S&P or in nonrated securities considered by the Investment Manager to be appropriate investments for the Portfolio. Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. Shareholders of the Portfolio will receive at least 60 days prior notice of any changes in this policy. Securities rated below Baa or BBB are commonly known as "junk bonds." There are no minimum quality ratings for investments, and as such the Portfolio may invest in securities which no longer make payments of interest or principal.

In making investment decisions the "Investment Manager," Morgan Stanley Investment Advisors Inc., considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In evaluating an issuer's creditworthiness the Investment Manager relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Manager in this regard.

In addition to junk bonds, the Portfolio may invest in the following:


- Higher rated fixed-income securities -- The Portfolio may invest in securities rated Baa or BBB or higher (or, if not rated, determined to be of comparable quality) when the Investment Manager believes that such securities may produce attractive yields.


- Asset-backed securities -- Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.


- Foreign securities -- The Portfolio may invest up to 20% of its net assets in securities issued by foreign governments and other foreign issuers (including American depositary receipts or other similar securities convertible into securities of foreign issuers) but not more than 10% of its assets in these securities may be denominated in foreign currencies. The Portfolio may utilize forward foreign currency exchange contracts.


- Unit Offerings -- The Portfolio may purchase units which combine debt securities with equity securities and/or warrants.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value of its portfolio securities.

[SIDENOTE]
INCOME

An investment objective having the goal of selecting securities to pay out income.

When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

A principal risk of investing in the Portfolio is associated with its investments in junk bonds. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds have been found generally to be less sensitive to changes in prevailing interest rates than higher rated securities but are more likely to be sensitive to adverse economic changes or individual corporate developments. In addition, all fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investment in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the High Yield Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    -33.92%
 '02     -7.36%
 '03     27.43%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 1.88%.

During the period shown in the bar chart, the highest return for a calendar quarter was 8.71% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -17.23% (quarter ended September 30, 2001).


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                                   LIFE OF PORTFOLIO
                                                     PAST 1 YEAR   (SINCE 06/05/00)
------------------------------------------------------------------------------------
The High Yield Portfolio                                 27.43%           -15.60%
Lehman Brothers U.S. Corporate High Yield Index(1)       28.97%             7.51%


(1) THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX TRACKS THE PERFORMANCE OF ALL BELOW INVESTMENT-GRADE SECURITIES WHICH HAVE AT LEAST $100 MILLION IN OUTSTANDING ISSUANCE, A MATURITY GREATER THAN ONE YEAR, AND ARE ISSUED IN FIXED-RATE U.S. DOLLAR DENOMINATIONS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.50%
Distribution and service (12b-1) fees                                       0.25%
Other expenses                                                              0.20%
Total annual Portfolio operating expenses                                   0.95%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
               --------------------------------------------------
                    1 YEAR      3 YEARS    5 YEARS     10 YEARS
               --------------------------------------------------
                     $ 97        $ 303      $ 525       $ 1,166


[SIDENOTE]
AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The Utilities Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVE

The Utilities Portfolio seeks both capital appreciation and current income.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in the securities of companies engaged in the utilities industry. These companies are involved in various aspects of the industry, such as communications, and gas and electric energy, but they do not include public broadcasting companies. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other things, telecommunications, computers, gas and electric energy, water distribution, the Internet and Internet related services and other new or emerging technologies. The companies may be traditionally regulated public utilities or fully or partially deregulated utility companies as well as unregulated utility companies. The Portfolio may invest up to 25% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.


The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. However, the Portfolio's policy to concentrate its assets in the utilities industry is fundamental, and may not be changed without shareholder approval. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.

The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.


The Portfolio may invest up to 20% of its assets in securities of companies not engaged in the utilities industry, in U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and in real estate investment trusts (commonly known as "REITs"). Up to 10% of the Portfolio's net assets may be invested in convertible securities, a portion of which may be rated below investment grade. These securities may carry risks associated with both common stock and fixed-income securities. The Portfolio may also utilize forward foreign currency exchange contracts.


[SIDENOTE]
GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

The Portfolio invests primarily in securities of companies in the utilities industry. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated and unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investment and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

The Portfolio's investment in fixed-income securities is subject to credit risk and interest rate risk. Credit risk refers to a possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debts. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

There are also particular risks associated with the Portfolio's investments in asset-backed securities. For example, asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    -25.98%
 '02    -23.08%
 '03     17.17%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 3.24%.

During the period shown in the bar chart, the highest return for a calendar quarter was 14.12% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -15.79% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                              LIFE OF PORTFOLIO
                                      PAST 1 YEAR             (SINCE 06/05/00)
The Utilities Portfolio                  17.17%                    -10.21%
S&P 500 Index(1)                         28.68%                     -6.06%



(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.65%
Distribution and service (12b-1) fees                                       0.25%
Other expenses                                                              0.05%
Total annual Portfolio operating expenses                                   0.95%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
               --------------------------------------------------
                    1 YEAR      3 YEARS    5 YEARS     10 YEARS
               --------------------------------------------------
                     $ 97        $ 303      $ 525       $ 1,166


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The Income Builder Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVES


The Income Builder Portfolio seeks reasonable income as a primary investment objective. As a secondary objective, the Portfolio seeks growth of capital.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in income-producing equity and fixed-income securities, with normally at least 65% of its assets invested in income-producing equity securities, including common stock, preferred stock, convertible securities and real estate investment trusts (commonly known as "REITs"). The "Investment Manager," Morgan Stanley Investment Advisors Inc., uses a value-oriented style in the selection of securities. Investments are normally made primarily in (i) common stocks (including depositary receipts) of large capitalization companies with a record of paying dividends and which, in the opinion of the Investment Manager, have the potential for maintaining dividends, (ii) preferred stock and (iii) securities convertible into common stocks of small-, mid- and large-cap companies -- including "synthetic" and "exchangeable" convertibles. The Portfolio's investments may also include "Rule 144A" securities, which are subject to resale restrictions, and foreign securities.


The Investment Manager follows a "bottom-up" approach in the selection of convertible securities for the Portfolio. Beginning with a universe of about 500 companies, the Investment Manager narrows the focus to small-, mid- and large-cap companies and reviews the issues to determine if the convertible is trading with the underlying equity security. The yield of the underlying equity security is evaluated and company fundamentals are studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth.


The Portfolio may invest up to 25% of its net assets in "exchangeable" convertible securities. "Exchangeable" convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, "exchangeable" convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities, which are convertible only at the option of the security holder.


The Portfolio may invest up to 10% of its net assets in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.


The Portfolio may invest up to 35% of its net assets in U.S. government securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and non-convertible fixed-income securities (including zero coupon securities). Zero coupon securities are purchased at a discount and generally accrue interest, but make no payment until maturity. Up to 20% of the Portfolio's net assets may be invested in non-convertible fixed-income securities rated lower than investment grade by S&P or Moody's (but not below B) or, if unrated, of comparable quality

[SIDENOTE]
GROWTH & INCOME


An investment objective having the goal of selecting securities with the potential to pay out income and rise in price.

as determined by the Investment Manager (commonly known as "junk bonds"). The 20% limitation is not applicable to convertible securities.


Up to 20% of the Portfolio's assets may be invested in common stocks that do not pay a dividend. The Portfolio may also invest in futures with respect to stock indexes, financial instruments and interest rate indexes and may purchase and sell options on securities, securities indexes and stock index futures. The Portfolio may use futures and options to facilitate trading, to increase or decrease the Portfolio's market exposure or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


The Portfolio may invest up to 25% of its net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange. The Portfolio may utilize forward foreign currency exchange contracts.


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives.The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common and preferred stocks. In particular, the prices of common and preferred stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

Another principal risk of investing in the Portfolio is associated with its fixed-income investments (including zero coupon securities). All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. The Portfolio's investments in fixed-income securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Manager ("junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. These investments are also subject to greater risk of loss of income and principal than investments in higher rated securities.


The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities. In addition, because the convertible securities in which the Portfolio invests are convertible into the common stocks of small- and mid-cap companies, the Portfolio is subject to the specific risks associated with investing in small- and mid-cap companies. Investments in small and medium capitalization companies involve greater risk of volatility than is customarily associated with investments in more established companies as well as certain other additional risks.


There are also special risks associated with the Portfolio's investments in "exchangeable" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.

The Portfolio is subject to the risks associated with REITs, which pool investors' funds for investments primarily in commercial real estate properties.

There are also particular risks associated with the Portfolio's investments in options and futures. Positions in options and futures contracts may be closed out only on an exchange, which provides a secondary market for such options and futures. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. The inability to close out an option or futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of options and futures involves the risk of imperfect or no correlation where the securities underlying options and futures contracts have different maturities than the securities that are the subject of the hedge.


The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Income Builder Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001      2.10%
 '02     -7.96%
 '03     20.51%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 2.18%.

During the period shown in the bar chart, the highest return for a calendar quarter was 11.91% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -12.95% (quarter ended September 30, 2002).


[SIDENOTE]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                                LIFE OF PORTFOLIO
                                                  PAST 1 YEAR   (SINCE 06/05/00)
---------------------------------------------------------------------------------
The Income Builder Portfolio                           20.51%             3.86%
Russell 1000 Value Index(1)                            30.03%             2.37%
Lehman Brothers U.S. Government/Credit Index(2)         4.67%             9.11%



(1) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.75%
Distribution and service (12b-1) fees                                       0.25%
Other expenses                                                              0.09%
Total annual Portfolio operating expenses                                   1.09%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
               --------------------------------------------------
                    1 YEAR      3 YEARS    5 YEARS     10 YEARS
               --------------------------------------------------
                     $ 111       $ 347      $ 601       $ 1,329


[SIDENOTE]
AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The Dividend Growth Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVES

The Dividend Growth Portfolio seeks to provide reasonable current income and long term growth of income and capital.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The "Investment Manager," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio.

The Portfolio may invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and investment grade fixed-income securities (including zero coupon securities). The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the United States on a national securities exchange). The Portfolio may utilize forward foreign currency exchange contracts.


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.


Another principal risk relates to the Portfolio's investments in foreign securities. In particular, foreign security investments may be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.


The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[SIDENOTE]
GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    -5.42%
 '02   -18.23%
 '03    27.52%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 1.37%.

During the period shown in the bar chart, the highest return for a calendar quarter was 17.25% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -21.10% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                               LIFE OF PORTFOLIO
                                            PAST 1 YEAR        (SINCE 06/05/00)
--------------------------------------------------------------------------------
The Dividend Growth Portfolio                  27.52%                1.69%
S&P 500 Index(1)                               28.68%               -6.06%



(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.57%
Distribution and service (12b-1) fees                                       0.25%
Other expenses                                                              0.02%
Total annual Portfolio operating expenses                                   0.84%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
               --------------------------------------------------
                    1 YEAR      3 YEARS    5 YEARS     10 YEARS
               --------------------------------------------------
                     $ 86        $ 268      $ 466       $ 1,037


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The Global Dividend Growth Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVE

The Global Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in dividend paying equity securities issued by issuers located in various countries around the world. The "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks investments primarily in common stock of companies with a record of paying dividends and potential for increasing dividends. The Portfolio invests in at least three separate countries. The percentage of assets invested in particular geographic sectors will shift from time to time in accordance with the judgement of the Investment Manager.


Up to 20% of the Portfolio's assets may be invested as follows:

- Convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued by foreign governments and international organizations and investment grade debt securities (including zero coupon securities).

- Forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


A principal risk of investing in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.


Another principal risk relates to the Portfolio's investments in foreign securities. In particular, foreign security investments may be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[SIDENOTE]
GROWTH & INCOME

An investment objective having the goal of selecting securities with the potental to rise in price and pay out income.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Global Dividend Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001     -6.44%
 '02    -12.72%
 '03     31.64%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 2.92%.

During the period shown in the bar chart, the highest return for a calendar quarter was 19.43% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -20.61% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                              LIFE OF PORTFOLIO
                                             PAST 1 YEAR       (SINCE 06/05/00)
--------------------------------------------------------------------------------
The Global Dividend Growth Portfolio            31.64%              2.07%
MSCI World Index(1)                             33.11%             -6.56%



(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE AND THE ASIA/PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.75%
Distribution and service (12b-1) fees                                       0.25%
Other expenses                                                              0.07%
Total annual Portfolio operating expenses                                   1.07%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
               --------------------------------------------------
                    1 YEAR      3 YEARS    5 YEARS     10 YEARS
               --------------------------------------------------
                     $ 109       $ 340      $ 590       $ 1,306


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The European Growth Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVE

The European Growth Portfolio seeks to maximize the capital appreciation of its investments.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in securities issued by issuers located in European countries. A company is considered located in Europe if (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50% of its total revenue from business in Europe; or (iii) its equity securities are traded principally on a stock exchange in Europe. The principal countries in which the Portfolio invests are France, the United Kingdom, Germany, the Netherlands, Spain, Sweden, Switzerland and Italy. The Portfolio invests in at least three separate countries.


The Portfolio generally invests principally in equity securities (which may include depositary receipts or convertible securities) but may also invest without limitation in fixed-income securities (including zero coupon securities) issued or guaranteed by European governments when the "Investment Manager," Morgan Stanley Investment Advisors Inc., or the "Sub-Advisor," Morgan Stanley Investment Management Limited, determine such investments to be appropriate.


The Investment Manager and/or the Sub-Advisor generally invest Portfolio assets in companies they believe have a high rate of earnings growth potential. They also select securities which in their view possess, both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.

The Portfolio may invest up to 20% of its assets as follows:

- Equity securities issued by non-European issuers, and government and convertible securities issued by non-European governmental or private issuers.

- Forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated. The Portfolio may also use forward foreign currency exchange contracts to modify the Portfolio's exposure to various currency markets.

The Portfolio may invest up to 5% of its net assets in put and call options with respect to foreign currencies. The Portfolio may also purchase and sell stock index futures contracts and options thereon. Stock index futures and options thereon may be used to facilitate trading, to increase the Portfolio's market exposure or to seek to protect against an increase in the prices of securities that may be purchased.

The Portfolio may invest in warrants and acquire warrants attached to other securities.

[SIDENOTE]
CAPITAL APPRECIATION

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective.The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

A principal risk factor associated with investment in the Portfolio relates to the Portfolio's investments in Europe. In particular, adverse political, social or economic developments in Europe, or in a particular European country, could cause a substantial decline in the value of the Portfolio.

The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.


In addition, the Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social, and economic developments abroad.


In addition, the Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common and fixed-income securities.

The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the European Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]
ANNUAL TOTAL RETURNS - CALENDAR YEARS

2001    -17.92%
 '02    -21.53%
 '03     28.70%

ANNUAL TOTAL RETURNS -- CALENDAR YEARS


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS -0.48%.

During the period shown in the bar chart, the highest return for a calendar quarter was 19.42% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -22.64% (quarter ended September 30, 2002).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)


                                                               LIFE OF PORTFOLIO
                                               PAST 1 YEAR      (SINCE 06/05/00)
--------------------------------------------------------------------------------
The European Growth Portfolio                     28.70%             -7.14%
MSCI Europe Index(1)                              38.54%             -4.91%



(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX MEASURES PERFORMANCE FOR A DIVERSE RANGE OF GLOBAL STOCK MARKETS WITHIN AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, ITALY, THE NETHERLANDS, NORWAY, SPAIN, SWEDEN, SWITZERLAND, IRELAND, PORTUGAL AND THE UNITED KINGDOM. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.95%
Distribution and service (12b-1) fees                                       0.25%
Other expenses                                                              0.09%
Total annual Portfolio operating expenses                                   1.29%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
               --------------------------------------------------
                    1 YEAR      3 YEARS    5 YEARS     10 YEARS
               --------------------------------------------------
                     $ 131       $ 409      $ 708       $ 1,556


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The Equity Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVES

The Equity Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Investment Manager to have potential for superior growth. As a secondary objective the Equity Portfolio seeks income but only when consistent with its primary objective.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in equity securities and securities convertible into equity securities. In selecting investments, the "Investment Manager," Morgan Stanley Investment Advisors Inc., may employ valuation models based on various economic and market indicators. The Investment Manager currently utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.

The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at which stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Manager establishes an economic forecast based on its short term and long term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.

The Portfolio may invest up to 20% of its assets in corporate debt securities (including zero coupon securities) rated Aa or better by Moody's or AA or better by S&P, U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and preferred stocks.

The Portfolio may invest in securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depositary Receipts.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions. Stocks of small- and medium-capitalization companies in which the Portfolio may invest pose greater risk of volatility than is customarily associated with larger established companies as well as certain other additional risks. The Portfolio's emphasis on industries may cause its performance to

[SIDENOTE]
CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price.

be more sensitive to developments affecting particular industries than that of a fund which places greater emphasis on individual companies.

Another principal risk relates to the Portfolio's investments in fixed-income securities. Fixed-income securities involve credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    -27.07%
 '02    -21.45%
 '03     22.55%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 2.81%.

During the period shown in the bar chart, the highest return for a calendar quarter was 11.66% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -20.89% (quarter ended March 31, 2001).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)


                                                              LIFE OF PORTFOLIO
                                              PAST 1 YEAR      (SINCE 06/05/00)
--------------------------------------------------------------------------------
The Equity Portfolio                             22.55%             -10.46%
S&P 500 Index(1)                                 28.68%              -6.06%



(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GOUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.50%
Distribution and service (12b-1) fees                                       0.25%
Other expenses                                                              0.02%
Total annual Portfolio operating expenses                                   0.77%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
               --------------------------------------------------
                    1 YEAR      3 YEARS    5 YEARS     10 YEARS
               --------------------------------------------------
                     $ 79        $ 246      $ 428       $ 954


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The S&P 500 Index Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVE

The S&P 500 Index Portfolio seeks to provide investment results that, before expenses, correspond to the total return (I.E., the combination of capital changes and income) of the Standard & Poor's(R) 500 Composite Stock Price Index ("S&P 500 Index").

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in common stocks included in the S&P 500 Index. The "Investment Manager," Morgan Stanley Investment Advisors Inc., "passively" manages the Portfolio's assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, if the common stock of a specific company represents five percent of the Index, the Investment Manager typically will invest the same percentage of the Portfolio's assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States. The Portfolio may invest in foreign companies that are included in the S&P 500 Index.


The Portfolio may purchase and sell stock index futures to simulate investment in the S&P 500 Index. Generally stock index futures may be employed to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes.


The Portfolios may invest in Standard & Poor's Depositary Receipts, referred to as "SPDRs" (and also known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock. The Portfolio may invest up to 10% of its total assets in the aggregate in SPDRs.

                        -----------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the S&P 500 Index Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio. (Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company, as well as general market, economic and political conditions.

Another risk of investing in the Portfolio arises from its operation as a "passively" managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Investment Manager will not sell the Portfolio's securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell (redeem) Portfolio shares.

[SIDENOTE]
TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing which will be borne by the Portfolio and any incremental operating costs borne by the Portfolio (E.G., management fee, transfer agency and accounting costs). Accordingly, the performance of the Portfolio may not correlate directly with the performance of the S&P 500 Index.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the S&P 500 Index Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001     -12.53%
 '02     -22.67%
 '03      27.54%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 1.58%.

During the period shown in the bar chart, the highest return for a calendar quarter was 15.30% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -17.43% (quarter ended September 30, 2002).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)


                                                               LIFE OF PORTFOLIO
                                               PAST 1 YEAR      (SINCE 06/05/00)
--------------------------------------------------------------------------------
The S&P 500 Index Portfolio                       27.54%             -6.76%
S&P 500 Index(1)                                  28.68%             -6.06%



(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.40%
Distribution and service (12b-1) fees                                       0.25%
Other expenses                                                              0.06%
Total annual Portfolio operating expenses                                   0.71%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                 -----------------------------------------------
                   1 YEAR      3 YEARS    5 YEARS     10 YEARS
                 -----------------------------------------------
                    $ 73        $ 227      $ 395       $ 883


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The Global Advantage Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVE

The Global Advantage Portfolio seeks long-term capital growth.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 65% of its assets in equity securities of companies located throughout the world (including the United States). The Portfolio's equity securities may include common stock, preferred stock, depositary receipts and/or convertible securities.


The Portfolio's "Sub-Advisor," Morgan Stanley Investment Management Limited, utilizes fundamental research to seek companies that it believes have long-term growth potential and/or relatively attractive valuations. The Sub-Advisor generally utilizes a bottom-up stock selection process, but also considers global industry trends in making certain industry allocations. The Sub-Advisor typically seeks to construct a portfolio of companies reflecting a mix of both "growth" and "value" styles. The Sub-Advisor evaluates "growth" type companies through analysis of various earnings measures, and it assesses "value" type companies using measures such as valuation relative to free cash flow generation. In determining whether to sell a particular security, the Sub-Advisor considers a number of factors, including changes in the issuer's financial and/or industry position, as well as general economic and market conditions.


In addition, the Portfolio may utilize forward foreign currency exchange contracts which involve the purchase or sale of a specific amount of foreign currency at the current price with the delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money by investing in this Portfolio.

A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

The Portfolio may invest a substantial portion of its assets in foreign securities. Foreign securities investments may be adversely affected by changes in currency exchange rates. In addition, investment in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.


The performance of the Portfolio will also depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[SIDENOTE]
CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Global Advantage Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    -23.53%
 '02    -20.94%
 '03     30.75%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 3.03%.

During the period shown in the bar chart, the highest return for a calendar quarter was 17.14% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -20.76% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                               LIFE OF PORTFOLIO
                                               PAST 1 YEAR      (SINCE 06/05/00)
--------------------------------------------------------------------------------
The Global Advantage Portfolio                    30.75%             -10.61%
MSCI World Index(1)                               33.11%              -6.56%



(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE AND THE ASIA/PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's
Class Y shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.65%
Distribution and service (12b-1) fees                                       0.25%
Other expenses                                                              0.28%
Total annual Portfolio operating expenses                                   1.18%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                 -----------------------------------------------
                   1 YEAR      3 YEARS    5 YEARS     10 YEARS
                 -----------------------------------------------
                    $ 120       $ 375      $ 649       $ 1,432


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The Aggressive Equity Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVE

The Aggressive Equity Portfolio seeks long-term capital growth.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies that the "Investment Manager," Morgan Stanley Investment Advisors Inc., believes offer the potential for superior earnings growth. The Portfolio's other equity securities may include preferred stocks, securities convertible into common stock, depositary receipts, rights and warrants. No more than 25% of the Portfolio's net assets may be invested in foreign equity or fixed-income securities denominated in a foreign currency and traded primarily in non-U.S. markets.


In deciding which securities to buy, hold or sell, the Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens. Company selection is based on the Investment Manager's own analysis and research reports as well as analysis from the equity research departments of recognized securities firms.

The Investment Manager has no general criteria as to the market capitalization or asset size of the companies selected for investment and, accordingly, the Portfolio may invest in small and medium-sized companies in addition to larger, more established companies.


The Investment Manager will utilize a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Manager establishes an economic forecast based on its short term and long term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.


The Portfolio may invest up to 20% of its assets as follows:

- (a) fixed-income securities of U.S. companies, (b) fixed-income securities of foreign companies and governments and international organizations, (c) U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and (d) real estate investment trusts (commonly known as "REITs"). However, no more than 5% of the Portfolio's assets may be invested in debt securities rated lower than investment grade, or if unrated of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").

[SIDENOTE]
CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

- Forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

- Put and call options and futures with respect to financial instruments, stock and interest rate indexes and foreign currencies (with a limit of 5% of its assets for the purchase of put and call options). Options and futures may be used to seek higher returns or to seek to protect against a decline in security or currency prices or an increase in prices of securities or currencies that may be purchased.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

The Portfolio may invest a substantial portion of its assets in securities issued by small and medium sized companies. Investment in small and medium size companies involves greater risk of volatility than is customarily associated with investment in larger established companies as well as certain other additional risks.

The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.

The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Aggressive Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    -28.61%
 '02    -22.83%
 '03     25.77%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 2.43%.

During the period shown in the bar chart, the highest return for a calendar quarter was 13.07% (quarter ended December 31, 2003) and the lowest return for a calendar quarter was -21.41% (quarter ended March 31, 2001).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                               LIFE OF PORTFOLIO
                                              PAST 1 YEAR      (SINCE 06/05/00)
--------------------------------------------------------------------------------
The Aggressive Equity Portfolio                  25.77%             -10.40%
S&P 500 Index(1)                                 28.68%              -6.06%



(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.75%
Distribution and service (12b-1) fees                                       0.25%
Other expenses                                                              0.12%
Total annual Portfolio operating expenses                                   1.12%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                 -----------------------------------------------
                   1 YEAR      3 YEARS    5 YEARS     10 YEARS
                 -----------------------------------------------
                    $ 114       $ 356      $ 617       $ 1,363


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The Information Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVE

The Information Portfolio seeks long-term capital appreciation.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in common stocks and investment grade convertible securities of companies located throughout the world that are engaged in the communications and information industry. The Portfolio normally holds common stocks and other equity securities of companies located in at least three countries, one of which is the United States. It may invest up to 50% of its net assets in the securities (including depositary receipts) of foreign companies; however, it will not invest more than 25% of its net assets in any one foreign country. In addition, the Portfolio will not invest more than 10% of its net assets in convertible securities. In deciding which securities to buy, hold or sell, the "Investment Manager," Morgan Stanley Investment Advisors Inc., considers business, economic and political conditions, in addition to the growth potential of the securities.

A company is considered to be in the communications and information industry if it derives at least 35% of its revenues or earnings from, or devotes at least 35% of its assets to:

- designing, developing, manufacturing, providing or enabling the following products and services: regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer equipment, enabling software, mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; and emerging technologies combining telephone, television and/or computer systems; or

- the creation, packaging, distribution, and ownership of entertainment and information programming.


The Portfolio may invest up to 20% of its assets in investment grade corporate fixed-income securities and U.S. government securities. The Portfolio's fixed-income investments may include zero coupon securities. In addition, the Portfolio may utilize forward foreign currency exchange contracts.


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

[SIDENOTE]
CAPITAL APPRECIATION

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

The Portfolio concentrates its investments in the communications and information industry. Because of this concentration, the value of the Portfolio's shares may be more volatile than that of mutual funds that do not similarly concentrate their investments. The communications and information industry may be subject to greater changes in governmental policies and governmental regulation than in many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of this industry. Additionally, the products and services of companies in this industry may be subject to faster obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. As a result, the securities of companies in this industry may exhibit greater price volatility than those of companies in other industries.

The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.

The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Information Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    -42.99%
 '02    -43.29%
 '03     60.61%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 0.42%.

During the period shown in the bar chart, the highest return for a calendar quarter was 32.50% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -38.56% (quarter ended March 31, 2001).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                               LIFE OF PORTFOLIO
                                               PAST 1 YEAR     (SINCE 11/06/00)
--------------------------------------------------------------------------------
The Information Portfolio                         60.61%            -20.61%
S&P 500 Index(1)                                  28.68%             -6.25%



(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.75%
Distribution and service (12b-1) fees                                       0.25%
Other expenses                                                              0.37%
Total annual Portfolio operating expenses                                   1.37%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                 -----------------------------------------------
                   1 YEAR      3 YEARS    5 YEARS     10 YEARS
                 -----------------------------------------------
                    $ 139       $ 434      $ 750       $ 1,646


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

The Strategist Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVE

The Strategist Portfolio seeks high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities and the writing of covered call and put options.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The "Investment Manager," Morgan Stanley Investment Advisors Inc., actively allocates the Portfolio's assets among the major asset categories of equity securities (including depositary receipts), fixed-income securities and money market instruments. Assets are allocated by the Investment Manager based on, among other things, its assessment of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class.

Within the equity sector, the Investment Manager actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential.

Within the fixed-income sector of the market, the Investment Manager seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds, including short-term and intermediate-term bonds.

Within the money market sector of the market, the Investment Manager seeks to maximize returns by exploiting spreads among short-term instruments.


Securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, investment grade debt securities (including zero coupon securities), U.S. government securities, mortgage-backed securities (including collateralized mortgage obligations), asset-backed securities, real estate investment trusts (commonly known as "REITs") and money market instruments. The Portfolio is not limited as to the maturities of the U.S. government securities and other debt securities in which it may invest.

The Portfolio may invest up to 20% of its assets in securities issued by foreign governments and foreign private issuers but not more than 10% of its assets in securities denominated in a foreign currency. The Portfolio may utilize forward foreign currency exchange contracts. The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to the stock or a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest is a mortgage pass through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and

[SIDENOTE]
TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payment that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

The Portfolio's investment in fixed-income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debts. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

The Portfolio is subject to the risks associated with REITs, which pool investors' funds for investments primarily in real estate properties.

There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example, mortgage-backed and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Strategist Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001     -10.40%
 '02     -10.11%
 '03      25.88%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 2.77%.

During the period shown in the bar chart, the highest return for a calendar quarter was 12.75% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -10.48% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)


                                                               LIFE OF PORTFOLIO
                                                 PAST 1 YEAR    (SINCE 06/05/00)
--------------------------------------------------------------------------------
The Strategist Portfolio                            25.88%            0.38%
S&P 500 Index(1)                                    28.68%           -6.06%
Lehman Brothers U.S. Government/Credit Index(2)      4.67%            9.11%


(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 3 calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of broad measures of market performance over time.

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                              0.50%
Distribution and service (12b-1) fees                                       0.25%
Other expenses                                                              0.02%
Total annual Portfolio operating expenses                                   0.77%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                 -----------------------------------------------
                   1 YEAR      3 YEARS    5 YEARS     10 YEARS
                 -----------------------------------------------
                    $ 79        $ 246      $ 428       $ 954


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Additional Investment Strategy Information

This section provides additional information relating to each Portfolio's principal investment strategies.

Investment Discretion. In pursuing each Portfolio's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies, while not using others. The Sub-Advisor has a similar degree of discretion.

Defensive Investing. Each Portfolio (other than the Money Market Portfolio and the S&P 500 Index Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager or Sub-Advisor, as the case may be, believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).


Investment Policies. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require a Portfolio to sell any portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


Portfolio Turnover. Each Portfolio, other than the S&P 500 Index Portfolio, may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows recent portfolio turnover rates for each Portfolio. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

Additional Risk Information

This section provides additional information relating to the principal risks of investing in the Portfolios.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                      * * *

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described. See "The Portfolios" for a description of the investments which each Portfolio may make.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.


Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity) are typically subject to greater price fluctuations than comparable securities that pay interest). Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially.


Maturity and Duration. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Manager in the selection of fixed-income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.


There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however; their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is thirty years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the

Investment Manager will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

U.S. Government Securities. The U.S. government securities that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration. Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Sovereign Debt. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.


Mortgage-Backed Securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce a

Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively, "Mortgage Assets"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.

Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Junk Bonds. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Investment Manager or Sub-Advisor (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

Securities Rated in the Lowest Investment Grade Category. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P (Baa by Moody's or BBB by S&P) may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.


Convertible Securities. A Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock), may carry risks associated with both fixed-income securities (discussed above) and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


A Portfolio that may invest in convertible securities may invest up to 5% of its net assets in convertible securities that are below investment grade quality (see "Junk Bonds" above).

Foreign Securities. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.


Foreign securities (including depositary receipts) also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.


Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


Emerging Market Countries. The foreign securities in which certain of the Portfolios may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.


Small- & Medium-Capitalization Companies. A Portfolio's investments in small- and medium-capitalization companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, small- and medium-capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often small- and medium-capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Options and Futures. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's or the Sub-Advisor's predictions of movements in the direction of the stock, bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

Forward Foreign Currency Exchange Contracts. A Portfolio's participation in forward foreign currency exchange contracts also involves risks. If the Investment Manager or Sub-Advisor employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

Real Estate Investment Trusts ("REITs"). REITs pool investors funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

Portfolio Management



Morgan Stanley Investment Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the European Growth, Global Advantage and Global Dividend Growth Portfolios) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The Investment Manager has contracted with the Sub-Advisor, Morgan Stanley Investment Management Limited, in respect of the European Growth, the Global Advantage and the Global Dividend Growth Portfolios, to invest each Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Advisor, together with its investment management affiliates, managed assets of approximately $389 billion as of March 31, 2004. The Sub-Advisor is a wholly-owned subsidiary of Morgan Stanley and provides a broad range of portfolio management services to its clients. The Sub-Advisor is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.

Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2003, each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.



                                                           MANAGEMENT FEES AS A
                                                          PERCENTAGE OF AVERAGE
NAME OF PORTFOLIO                                            DAILY NET ASSETS
--------------------------------------------------------------------------------
The Money Market Portfolio                                           0.50%
The Limited Duration Portfolio                                       0.45%
The Quality Income Plus Portfolio                                    0.50%
The High Yield Portfolio                                             0.50%
The Utilities Portfolio                                              0.65%
The Income Builder Portfolio                                         0.75%
The Dividend Growth Portfolio                                        0.57%
The Global Dividend Growth Portfolio                                 0.75%(1)
The European Growth Portfolio                                        0.95%(1)
The Equity Portfolio                                                 0.50%
The S&P 500 Index Portfolio                                          0.40%(2)
The Global Advantage Portfolio                                       0.65%(1)
The Aggressive Equity Portfolio                                      0.75%
The Information Portfolio                                            0.75%
The Strategist Portfolio                                             0.50%



(1) A PORTION OF THE NET MANAGEMENT FEES THE INVESTMENT MANAGER RECEIVES FROM THE FUND IN RESPECT OF THE PORTFOLIO IS PAID TO THE SUB-ADVISOR.

(2) THE INVESTMENT MANAGER HAD PREVIOUSLY UNDERTAKEN TO CAP TOTAL EXPENSES OF THE S&P 500 INDEX PORTFOLIO (OTHER THAN BROKERAGE AND 12b-1 FEES) AT 0.50% OF AVERAGE DAILY NET ASSETS. EFFECTIVE MAY 1, 2004, THE INVESTMENT MANAGER HAS REDUCED THE COMPENSATION PROVIDED FOR UNDER ITS MANAGEMENT AGREEMENT TO 0.20% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND HAS PERMANENTLY UNDERTAKEN TO CAP TOTAL EXPENSES OF THE PORTFOLIO (OTHER THAN BROKERAGE AND 12b-1 FEES) AT 0.40% OF AVERAGE DAILY NET ASSETS.


[SIDENOTE]
MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Manager is widely recognized as a leader in the mutual fund industry and had approximately $110 billion in assets under management or administration as of March 31, 2004.

The Investment Advisor and/or the Distributor may pay additional compensation (out of their own funds and not as an expense of the Portfolios) to affiliates and/or certain insurance companies or other financial institutions in connection with the sale, distribution, retention and/or servicing of shares of the Portfolios. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolios' shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolios' shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.


The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios of the Fund.


Limited Duration Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include David S. Horowitz, an Executive Director of the Investment Manager, and Menglin Luo, a Vice President of the Investment Manager.

Quality Income Plus Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. David S. Horowitz, an Executive Director of the Investment Manager, is a current member of that team.

High Yield Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include Sheila A. Finnerty, a Managing Director of the Investment Manager, Gordon W. Loery, an Executive Director of the Investment Manager, and Josh Givelber and Chad Liu, Vice Presidents of the Investment Manager.


Utilities Portfolio -- The equity portion of the Portfolio is managed within the Sector Funds Equity/Utilities team. Current members of the team include Edward
F. Gaylor, an Executive Director of the Investment Manager, and Ronald B. Silvestri, a Vice President of the Investment Manager. The fixed-income portion of the Portfolio is managed within the Taxable Fixed-Income team.


Income Builder Portfolio-- The Portfolio is managed by the Equity Income team. Current members of the Equity Income team include James A. Gilligan, a Managing Director of the Investment Manager, Ellen Gold and James O. Roeder, Executive Directors of the Investment Manager, Thomas Bastian and Sergio Marcheli, Vice Presidents of the Investment Manager, and Vincent E. Vizachero, a Senior Associate of the Investment Manager.

Dividend Growth Portfolio -- The Portfolio is managed within the Dividend Growth team. Current members of the team include Sean Aurigemma and John Roscoe, Executive Directors of the Investment Manager.

Global Dividend Growth Portfolio -- The Portfolio is managed within the Global Value team. Current members of the team include Frances Campion, Paul G. Boyne, Emilio Alvarez, Martin Moorman and Douglas McGraw.

European Growth Portfolio-- The Portfolio is managed within the European Growth team. Current members of the team include Jeremy G. Lodwick and Benjamin Legge.

Equity Portfolio -- The Portfolio is managed within the Sector Rotation team. Current members of the team include Michelle Kaufman, a Managing Director of the Investment Manager, and Alison E. Williams, an Executive Director of the Investment Manager.

S&P 500 Index Portfolio -- The Portfolio is managed within the Index team. Kevin Jung, an Executive Director of the Investment Manager, is a current member of that team.

Global Advantage Portfolio-- The Portfolio is managed within the Global Core team. Current members of the team include Benjamin Legge, Kate Cornish-Bowden, Michael D.A. Allison, Mark J. Laskin, Simon Carter and Jamie Wood.

Aggressive Equity Portfolio -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Michelle Kaufman, Managing Director of the Investment Manager, and Alison E. Williams, Executive Director of the Investment Manager.

Information Portfolio -- The Portfolio is managed by the Sector Fund Equity/Information team. Current members of the team include Armon Bar-Tur, an Executive Director of the Investment Manager, and Sergio Marcheli and Thomas Bergeron, Vice Presidents of the Investment Manager.


Strategist Portfolio -- The equity portion of the Portfolio is managed by the Domestic Asset Allocation team. Mark Bavoso, a Managing Director of the Investment Manager, is a current member of that team. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team.

Shareholder Information

[GRAPHIC]

PRICING FUND SHARES

The price of shares of each Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value for each Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or the Sub-Advisor determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[GRAPHIC]

PLAN OF DISTRIBUTION

Each Portfolio has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares of each Portfolio are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of each Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows each Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of each Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC]

DISTRIBUTIONS

Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:


                                                                      NET REALIZED
                                                                      CAPITAL GAINS
                                DIVIDENDS                             DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO          Declared and paid on each day the     Declared and paid at least once per
                                New York Stock Exchange is open       calendar year, net short-term gains
                                to shareholders as of the close of    may be paid more frequently
                                business the preceding business
                                day

LIMITED DURATION,               Declared and paid monthly             Declared and paid at least once per
QUALITY INCOME PLUS AND                                               year
HIGH YIELD PORTFOLIOS

UTILITIES, INCOME BUILDER,      Declared and paid quarterly           Declared and paid at least once per
DIVIDEND GROWTH, EQUITY AND                                           year
STRATEGIST PORTFOLIOS

EUROPEAN GROWTH,                Declared and paid at least once per   Declared and paid at least once per
GLOBAL DIVIDEND GROWTH,         calendar year                         year
S&P 500 INDEX, GLOBAL
ADVANTAGE, AGGRESSIVE EQUITY
AND INFORMATION PORTFOLIOS


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

                 (This page has been intentionally left blank.)

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each Portfolio's Class X and Class Y shares for the periods indicated. The returns for Class X differ from those of Class Y only to the extent that the Classes have different expenses. In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. Class X shares are offered in a separate Prospectus. The Fund commenced offering Class Y shares of each Portfolio on June 5, 2000. Prior to that date, the Fund issued one Class of shares of each Portfolio, which, as of May 1, 2000, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).

                         NET ASSET
                           VALUE          NET          NET REALIZED     TOTAL FROM
                         BEGINNING    INVESTMENT      AND UNREALIZED    INVESTMENT   DIVIDENDS TO
YEAR ENDED DECEMBER 31   OF PERIOD   INCOME (LOSS)      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS
----------------------------------------------------------------------------------------------------
MONEY MARKET
1999                     $    1.00   $       0.047                --    $    0.047   $     (0.047)
2000(a)                       1.00           0.058*               --         0.058         (0.058)**
2001                          1.00           0.039*               --         0.039         (0.039)**
2002                          1.00           0.013*               --         0.013         (0.013)**
2003                          1.00           0.007*               --         0.007         (0.007)**

CLASS Y SHARES
2000(b)                       1.00           0.033*               --         0.033         (0.033)**
2001                          1.00           0.036*               --         0.036         (0.036)**
2002                          1.00           0.011*               --         0.011         (0.011)**
2003                          1.00           0.004*               --         0.004         (0.004)**

LIMITED DURATION
CLASS X SHARES
1999(c)                      10.00            0.27    $        (0.12)         0.15          (0.27)
2000(a)                       9.88            0.51*             0.05          0.56          (0.48)
2001                          9.96            0.40*             0.26          0.66          (0.45)
2002                         10.17            0.27*             0.13          0.40          (0.36)
2003                         10.17            0.21*             0.01          0.22          (0.38)

CLASS Y SHARES
2000(b)                       9.86            0.28*             0.09          0.37          (0.28)
2001                          9.95            0.35*             0.28          0.63          (0.42)
2002                         10.16            0.24*             0.14          0.38          (0.34)
2003                         10.16            0.18*             0.02          0.20          (0.36)

This information has been audited by Deloitte & Touche, LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

                                                TOTAL                                               NET ASSETS
                          DISTRIBUTIONS     DIVIDENDS AND    NET ASSET VALUE                      END OF PERIOD
YEAR ENDED DECEMBER 31   TO SHAREHOLDERS    DISTRIBUTIONS     END OF PERIOD    TOTAL RETURN+         (000'S)
------------------------------------------------------------------------------------------------------------------
MONEY MARKET
CLASS X SHARES
1999                                  --    $      (0.047)   $          1.00            4.80%     $     435,643
2000(a)                               --           (0.058)              1.00            6.01            358,793
2001                                  --           (0.039)              1.00            3.94            452,765
2002                                  --           (0.013)              1.00            1.34            432,817
2003                                  --           (0.007)              1.00            0.67            251,779

CLASS Y SHARES
2000(b)                               --           (0.033)              1.00            3.37(1)          13,813
2001                                  --           (0.036)              1.00            3.68            105,952
2002                                  --           (0.011)              1.00            1.08            133,506
2003                                  --           (0.004)              1.00            0.42             93,808

LIMITED DURATION
CLASS X SHARES
1999(c)                               --            (0.27)              9.88            1.56(1)           3,175
2000(a)                               --            (0.48)              9.96            5.85              6,427
2001                                  --            (0.45)             10.17            6.72             25,858
2002                     $         (0.04)           (0.40)             10.17            4.06             73,476
2003                                  --            (0.38)             10.01            2.23             64,576

CLASS Y SHARES
2000(b)                               --            (0.28)              9.95            3.82(1)           1,430
2001                                  --            (0.42)             10.16            6.49             25,050
2002                               (0.04)           (0.38)             10.16            3.81             72,800
2003                                  --            (0.36)             10.00            1.98            125,616

                              RATIOS TO AVERAGE NET ASSETS
                            --------------------------------
                                                                     PORTFOLIO
                                              NET INVESTMENT          TURNOVER
YEAR ENDED DECEMBER 31       EXPENSES         INCOME (LOSS)            RATE
---------------------------------------------------------------------------------
MONEY MARKET
CLASS X SHARES
1999                             0.52%                  4.68%              N/A
2000(a)                          0.52                   5.83               N/A
2001                             0.51                   3.69               N/A
2002                             0.51                   1.32               N/A
2003                             0.52                   0.69               N/A

CLASS Y SHARES
2000(b)                          0.77(2)                5.86(2)            N/A
2001                             0.76                   3.44               N/A
2002                             0.76                   1.07               N/A
2003                             0.77                   0.44               N/A

LIMITED DURATION
CLASS X SHARES
1999(c)                          0.62(2)(3)             4.83(2)(3)          56%(1)
2000(a)                          0.98                   5.08                16
2001                             0.61(5)#               3.84(5)            133
2002                             0.48                   2.65                58
2003                             0.51                   2.02               215

CLASS Y SHARES
2000(b)                          1.17(2)                5.00(2)             16
2001                             0.86(5)#               3.59(5)            133
2002                             0.73                   2.40                58
2003                             0.76                   1.77               215

                         NET ASSET
                           VALUE          NET          NET REALIZED     TOTAL FROM
                         BEGINNING    INVESTMENT      AND UNREALIZED    INVESTMENT   DIVIDENDS TO
YEAR ENDED DECEMBER 31   OF PERIOD   INCOME (LOSS)      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS
---------------------------------------------------------------------------------------------------
QUALITY INCOME PLUS
CLASS X SHARES
1999                     $   11.00   $        0.67    $        (1.14)   $    (0.47)  $      (0.67)
2000(a)                       9.86            0.68*             0.37          1.05          (0.69)
2001                         10.22            0.61*             0.34          0.95          (0.62)
2002                         10.55            0.58*            (0.02)         0.56          (0.64)
2003                         10.47            0.56*             0.30          0.86          (0.60)

CLASS Y SHARES
2000(b)                       9.80            0.38*             0.42          0.80          (0.39)
2001                         10.21            0.57*             0.36          0.93          (0.60)
2002                         10.54            0.54*            (0.01)         0.53          (0.61)
2003                         10.46            0.54*             0.29          0.83          (0.58)

HIGH YIELD
CLASS X SHARES
1999                          5.07            0.68             (0.74)        (0.06)         (0.68)
2000(a)                       4.33            0.66*            (1.90)        (1.24)         (0.66)
2001                          2.43            0.33*            (1.09)        (0.76)         (0.34)
2002                          1.33            0.26*            (0.34)        (0.08)         (0.22)
2003                          1.03            0.16*             0.10          0.26          (0.11)

CLASS Y SHARES
2000(b)                       3.92            0.37*            (1.48)        (1.11)         (0.38)
2001                          2.43            0.32*            (1.08)        (0.76)         (0.34)
2002                          1.33            0.24*            (0.32)        (0.08)         (0.22)
2003                          1.03            0.15*             0.11          0.26          (0.11)

UTILITIES
CLASS X SHARES
1999                         21.25            0.55              2.08          2.63          (0.55)
2000(a)                      22.90            0.49*             0.17          0.66          (0.49)
2001                         21.69            0.39*            (5.74)        (5.35)         (0.41)
2002                         14.73            0.37*            (3.72)        (3.35)         (0.38)
2003                         11.00            0.34*             1.54          1.88          (0.35)

CLASS Y SHARES
2000(b)                      22.98            0.24*             0.19          0.43          (0.35)
2001                         21.68            0.35*            (5.74)        (5.39)         (0.37)
2002                         14.72            0.34*            (3.72)        (3.38)         (0.35)
2003                         10.99            0.31*             1.55          1.86          (0.32)

                                                TOTAL                                              NET ASSETS
                          DISTRIBUTIONS     DIVIDENDS AND    NET ASSET VALUE                      END OF PERIOD
YEAR ENDED DECEMBER 31   TO SHAREHOLDERS    DISTRIBUTIONS     END OF PERIOD    TOTAL RETURN+         (000'S)
---------------------------------------------------------------------------------------------------------------
QUALITY INCOME PLUS
CLASS X SHARES
1999                                  --    $       (0.67)   $          9.86           (4.32)%    $     456,132
2000(a)                               --            (0.69)             10.22           11.09            406,508
2001                                  --            (0.62)             10.55            9.57            452,757
2002                                  --            (0.64)             10.47            5.51            423,685
2003                                  --            (0.60)             10.73            8.45            363,555

CLASS Y SHARES
2000(b)                               --            (0.39)             10.21            8.31(1)           5,176
2001                                  --            (0.60)             10.54            9.33             54,115
2002                                  --            (0.61)             10.46            5.26            102,262
2003                                  --            (0.58)             10.71            8.09            140,629

HIGH YIELD
CLASS X SHARES
1999                                  --            (0.68)              4.33           (1.33)           279,683
2000(a)                               --            (0.66)              2.43          (32.22)           128,646
2001                                  --            (0.34)              1.33          (33.75)            64,470
2002                                  --            (0.22)              1.03           (7.14)            45,503
2003                                  --            (0.11)              1.18           27.73             56,162

CLASS Y SHARES
2000(b)                               --            (0.38)              2.43          (30.02)(1)          1,947
2001                                  --            (0.34)              1.33          (33.92)             6,163
2002                                  --            (0.22)              1.03           (7.36)            10,797
2003                                  --            (0.11)              1.18           27.43             35,306

UTILITIES
CLASS X SHARES
1999                     $         (0.43)           (0.98)             22.90           12.71            580,487
2000(a)                            (1.38)           (1.87)             21.69            3.03            551,734
2001                               (1.20)           (1.61)             14.73          (25.75)           327,749
2002                                  --            (0.38)             11.00          (22.87)           189,936
2003                                  --            (0.35)             12.53           17.34            175,191

CLASS Y SHARES
2000(b)                            (1.38)           (1.73)             21.68            2.07(1)          19,069
2001                               (1.20)           (1.57)             14.72          (25.98)            24,550
2002                                  --            (0.35)             10.99          (23.08)            20,157
2003                                  --            (0.32)             12.53           17.17             25,933

                              RATIOS TO AVERAGE NET ASSETS
                            --------------------------------
                                                                     PORTFOLIO
                                              NET INVESTMENT         TURNOVER
YEAR ENDED DECEMBER 31      EXPENSES          INCOME (LOSS)            RATE
------------------------------------------------------------------------------
QUALITY INCOME PLUS
CLASS X SHARES
1999                             0.52%                  6.45%              119%
2000(a)                          0.52                   6.90               105
2001                             0.53                   5.82               150
2002                             0.52                   5.57               106
2003                             0.53                   5.30                72

CLASS Y SHARES
2000(b)                          0.77(2)                6.53(2)            105
2001                             0.78                   5.57               150
2002                             0.77                   5.32               106
2003                             0.78                   5.05                72

HIGH YIELD
CLASS X SHARES
1999                             0.53                  14.05                48
2000(a)                          0.54                  17.40                 9
2001                             0.59                  17.33                81
2002                             0.73                  21.71                48
2003                             0.70                  14.09                59

CLASS Y SHARES
2000(b)                          0.79(2)               20.95(2)              9
2001                             0.84                  17.08                81
2002                             0.98                  21.46                48
2003                             0.95                  13.84                59

UTILITIES
CLASS X SHARES
1999                             0.67                   2.51                10
2000(a)                          0.66                   2.16                13
2001                             0.67                   2.19                32
2002                             0.68                   2.99                51
2003                             0.70                   2.94                35

CLASS Y SHARES
2000(b)                          0.91(2)                1.93(2)             13
2001                             0.92                   1.94                32
2002                             0.93                   2.74                51
2003                             0.95                   2.69                35

                         NET ASSET
                           VALUE          NET          NET REALIZED     TOTAL FROM
                         BEGINNING    INVESTMENT      AND UNREALIZED    INVESTMENT   DIVIDENDS TO
YEAR ENDED DECEMBER 31   OF PERIOD   INCOME (LOSS)      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS
------------------------------------------------------------------------------------------------------
INCOME BUILDER
CLASS X SHARES
1999                     $   11.46   $        0.58    $         0.21    $     0.79   $      (0.56)
2000(a)                      11.44            0.55*            (0.54)         0.01          (0.56)
2001                         10.86            0.47*            (0.22)         0.25          (0.50)^
2002                         10.61            0.42*            (1.22)        (0.80)         (0.43)^^
2003                          9.38            0.32*             1.60          1.92          (0.32)

CLASS Y SHARES
2000(b)                      11.15            0.32*            (0.21)         0.11          (0.39)
2001                         10.85            0.42*            (0.19)         0.23          (0.48)^
2002                         10.60            0.39*            (1.22)        (0.83)         (0.41)^^
2003                          9.36            0.31*             1.58          1.89          (0.30)

DIVIDEND GROWTH
CLASS X SHARES
1999                         22.13            0.39             (0.55)        (0.16)         (0.39)
2000(a)                      18.32            0.31*             0.02          0.33          (0.33)
2001                         14.50            0.26*            (1.02)        (0.76)         (0.26)
2002                         13.48            0.25*            (2.66)        (2.41)         (0.25)
2003                         10.82            0.22*             2.76          2.98          (0.23)

CLASS Y SHARES
2000(b)                      17.79            0.12*             0.62          0.74          (0.22)
2001                         14.49            0.22*            (1.01)        (0.79)         (0.23)
2002                         13.47            0.22*            (2.66)        (2.44)         (0.22)
2003                         10.81            0.19*             2.75          2.94          (0.20)

GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1999                         13.82            0.27              1.71          1.98          (0.29)
2000(a)                      14.44            0.24*            (0.64)        (0.40)         (0.09)
2001                         12.73            0.21*            (1.00)        (0.79)         (0.33)
2002                         11.47            0.21*            (1.62)        (1.41)         (0.19)
2003                          9.87            0.18*             2.94          3.12          (0.22)

CLASS Y SHARES
2000(b)                      13.96            0.08*            (0.11)        (0.03)            --
2001                         12.71            0.15*            (0.96)        (0.81)         (0.33)
2002                         11.43            0.18*            (1.61)        (1.43)         (0.18)
2003                          9.82            0.15*             2.91          3.06          (0.20)

                                                TOTAL                                              NET ASSETS
                          DISTRIBUTIONS     DIVIDENDS AND    NET ASSET VALUE                      END OF PERIOD
YEAR ENDED DECEMBER 31   TO SHAREHOLDERS    DISTRIBUTIONS     END OF PERIOD    TOTAL RETURN+         (000'S)
---------------------------------------------------------------------------------------------------------------
INCOME BUILDER
CLASS X SHARES
1999                     $         (0.25)^  $       (0.81)   $         11.44            7.06%     $      81,616
2000(a)                            (0.03)++         (0.59)             10.86            0.17             59,383
2001                                  --            (0.50)             10.61            2.30             63,060
2002                                  --            (0.43)              9.38           (7.64)            49,505
2003                                  --            (0.32)             10.98           20.84             51,890

CLASS Y SHARES
2000(b)                            (0.02)++         (0.41)             10.85            1.06(1)             965
2001                                  --            (0.48)             10.60            2.10              7,147
2002                                  --            (0.41)              9.36           (7.96)            13,930
2003                                  --            (0.30)             10.95           20.51             42,443

DIVIDEND GROWTH
CLASS X SHARES
1999                               (3.26)           (3.65)             18.32           (2.39)         2,033,814
2000(a)                            (3.82)           (4.15)             14.50            5.30          1,552,724
2001                                  --            (0.26)             13.48           (5.20)         1,258,863
2002                                  --            (0.25)             10.82          (18.01)           819,935
2003                                  --            (0.23)             13.57           27.89            865,039

CLASS Y SHARES
2000(b)                            (3.82)           (4.04)             14.49            7.65(1)          19,083
2001                                  --            (0.23)             13.47           (5.42)            60,393
2002                                  --            (0.22)             10.81          (18.23)            70,844
2003                                  --            (0.20)             13.55           27.52            118,445

GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1999                               (1.07)           (1.36)             14.44           14.65            506,929
2000(a)                            (1.22)           (1.31)             12.73           (2.50)           373,770
2001                               (0.14)           (0.47)             11.47           (6.25)           285,158
2002                                  --            (0.19)              9.87          (12.52)           201,022
2003                                  --            (0.22)             12.77           32.07            221,971

CLASS Y SHARES
2000(b)                            (1.22)           (1.22)             12.71            0.07(1)           2,211
2001                               (0.14)           (0.47)             11.43           (6.44)            10,494
2002                                  --            (0.18)              9.82          (12.72)            20,981
2003                                  --            (0.20)             12.68           31.64             47,524

                              RATIOS TO AVERAGE NET ASSETS
                            --------------------------------
                                                                     PORTFOLIO
                                              NET INVESTMENT         TURNOVER
YEAR ENDED DECEMBER 31      EXPENSES          INCOME (LOSS)            RATE
------------------------------------------------------------------------------
INCOME BUILDER
CLASS X SHARES
1999                             0.81%                  4.98%               43%
2000(a)                          0.81                   5.07                51
2001                             0.81                   4.34                45
2002                             0.80                   4.20                75
2003                             0.84                   3.26                62

CLASS Y SHARES
2000(b)                          1.06(2)                5.17(2)             51
2001                             1.06                   3.88                45
2002                             1.05                   3.95                75
2003                             1.09                   3.04                62

DIVIDEND GROWTH
CLASS X SHARES
1999                             0.52                   1.82                81
2000(a)                          0.54                   2.07                34
2001                             0.55                   1.86                19
2002                             0.57                   1.98                21
2003                             0.59                   1.92                42

CLASS Y SHARES
2000(b)                          0.79(2)                1.59(2)             34
2001                             0.80                   1.61                19
2002                             0.82                   1.73                21
2003                             0.84                   1.67                42

GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1999                             0.83                   1.90                43
2000(a)                          0.80                   1.88                40
2001                             0.80                   1.76                 9
2002                             0.81                   1.96                17
2003                             0.82                   1.73               103

CLASS Y SHARES
2000(b)                          1.05(2)                1.14(2)             40
2001                             1.05                   1.51                 9
2002                             1.06                   1.71                17
2003                             1.07                   1.48               103

                         NET ASSET
                           VALUE          NET          NET REALIZED     TOTAL FROM
                         BEGINNING    INVESTMENT      AND UNREALIZED    INVESTMENT   DIVIDENDS TO
YEAR ENDED DECEMBER 31   OF PERIOD   INCOME (LOSS)      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS
------------------------------------------------------------------------------------------------------
EUROPEAN GROWTH
CLASS X SHARES
1999                     $   27.18   $        0.25    $         6.91    $     7.16   $      (0.19)
2000(a)                      31.47            0.13*            (1.43)        (1.30)         (0.18)
2001                         25.37            0.13*            (4.47)        (4.34)         (0.26)
2002                         16.71            0.12*            (3.66)        (3.54)         (0.20)
2003                         12.97            0.17*             3.57          3.74          (0.13)

CLASS Y SHARES
2000(b)                      32.26           (0.03)*           (2.10)        (2.13)         (0.18)
2001                         25.33            0.05*            (4.42)        (4.37)         (0.25)
2002                         16.65            0.08*            (3.63)        (3.55)         (0.19)
2003                         12.91            0.13*             3.56          3.69          (0.10)

PACIFIC GROWTH
CLASS X SHARES
1999                          5.15            0.04              3.33          3.37          (0.06)
2000(a)                       8.46            0.00*            (2.78)        (2.78)         (0.12)
2001                          5.56           (0.01)*           (1.50)        (1.51)         (0.07)
2002                          3.98           (0.01)*           (0.90)        (0.91)            --
2003                          3.07            0.01*             0.90          0.91             --

CLASS Y SHARES
2000(b)                       7.70           (0.01)*           (2.01)        (2.02)         (0.12)
2001                          5.56           (0.02)*           (1.49)        (1.51)         (0.07)
2002                          3.98           (0.03)*           (0.90)        (0.93)            --
2003                          3.05            0.01*             0.85          0.86             --

EQUITY
CLASS X SHARES
1999                         38.58            0.22             20.48         20.70          (0.22)
2000(a)                      53.88            0.30*            (6.46)        (6.16)         (0.29)
2001                         39.68            0.15*           (10.12)        (9.97)         (0.16)
2002                         22.66            0.07*            (4.87)        (4.80)         (0.08)
2003                         17.78            0.07*             3.97          4.04          (0.07)

CLASS Y SHARES
2000(b)                      49.12            0.21*            (1.68)        (1.47)         (0.24)
2001                         39.66            0.06*           (10.09)       (10.03)         (0.10)
2002                         22.64            0.03*            (4.89)        (4.86)         (0.03)
2003                         17.75            0.02*             3.98          4.00          (0.03)

                                                TOTAL                                              NET ASSETS
                          DISTRIBUTIONS     DIVIDENDS AND    NET ASSET VALUE                      END OF PERIOD
YEAR ENDED DECEMBER 31   TO SHAREHOLDERS    DISTRIBUTIONS     END OF PERIOD    TOTAL RETURN+         (000'S)
---------------------------------------------------------------------------------------------------------------
EUROPEAN GROWTH
CLASS X SHARES
1999                     $         (2.68)   $       (2.87)   $         31.47           29.11%     $     579,705
2000(a)                            (4.62)           (4.80)             25.37           (4.92)           508,366
2001                               (4.06)           (4.32)             16.71          (17.76)           316,196
2002                                  --            (0.20)             12.97          (21.36)           193,153
2003                                  --            (0.13)             16.58           29.03            198,424

CLASS Y SHARES
2000(b)                            (4.62)           (4.80)             25.33           (7.39)(1)         10,580
2001                               (4.06)           (4.31)             16.65          (17.92)            20,858
2002                                  --            (0.19)             12.91          (21.53)            22,133
2003                                  --            (0.10)             16.50           28.70             36,568

PACIFIC GROWTH
CLASS X SHARES
1999                                  --            (0.06)              8.46           66.09            115,927
2000(a)                               --            (0.12)              5.56          (33.46)            64,209
2001                                  --            (0.07)              3.98          (27.42)            33,138
2002                                  --               --               3.07          (22.86)            20,117
2003                                  --               --               3.98           29.64             25,233

CLASS Y SHARES
2000(b)                               --            (0.12)              5.56          (26.72)(1)            728
2001                                  --            (0.07)              3.98          (27.26)             1,640
2002                                  --               --               3.05          (23.56)             2,644
2003                                  --               --               3.91           28.20              7,551

EQUITY
CLASS X SHARES
1999                               (5.18)           (5.40)             53.88           58.59          2,083,071
2000(a)                            (7.75)           (8.04)             39.68          (12.35)         1,818,134
2001                               (6.89)           (7.05)             22.66          (26.87)         1,022,335
2002                                  --            (0.08)             17.78          (21.21)           622,133
2003                                  --            (0.07)             21.75           22.80            616,027

CLASS Y SHARES
2000(b)                            (7.75)           (7.99)             39.66           (3.99)(1)         31,903
2001                               (6.89)           (6.99)             22.64          (27.07)            61,110
2002                                  --            (0.03)             17.75          (21.45)            64,829
2003                                  --            (0.03)             21.72           22.55            100,400

                              RATIOS TO AVERAGE NET ASSETS
                            --------------------------------
                                                                     PORTFOLIO
                                              NET INVESTMENT         TURNOVER
YEAR ENDED DECEMBER 31      EXPENSES          INCOME (LOSS)            RATE
------------------------------------------------------------------------------
EUROPEAN GROWTH
CLASS X SHARES
1999                             1.04%                  0.87%               55%
2000(a)                          1.00                   0.46                78
2001                             1.02                   0.68                82
2002                             1.05                   0.82                92
2003                             1.04                   1.26                95

CLASS Y SHARES
2000(b)                          1.25(2)               (0.18)(2)            78
2001                             1.27                   0.43                82
2002                             1.30                   0.57                92
2003                             1.29                   1.01                95

PACIFIC GROWTH
CLASS X SHARES
1999                             1.42                   0.85               105
2000(a)                          1.21                   0.01                46
2001                             1.73                  (0.28)              124
2002                             1.93                  (0.40)              299
2003                             1.44                   0.31               102

CLASS Y SHARES
2000(b)                          1.46(2)               (0.20)(2)            46
2001                             1.98                  (0.53)              124
2002                             2.18                  (0.65)              299
2003                             1.69                   0.06               102

EQUITY
CLASS X SHARES
1999                             0.51                   0.54               323
2000(a)                          0.50                   0.62               402
2001                             0.51                   0.55               329
2002                             0.51                   0.36               223
2003                             0.52                   0.38               210

CLASS Y SHARES
2000(b)                          0.75(2)                0.85(2)            402
2001                             0.76                   0.30               329
2002                             0.76                   0.11               223
2003                             0.77                   0.13               210

                         NET ASSET
                           VALUE          NET          NET REALIZED     TOTAL FROM
                         BEGINNING    INVESTMENT      AND UNREALIZED    INVESTMENT   DIVIDENDS TO
YEAR ENDED DECEMBER 31   OF PERIOD   INCOME (LOSS)      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS
------------------------------------------------------------------------------------------------------
S&P 500 INDEX
CLASS X SHARES
1999                     $   11.22   $        0.06    $         2.21    $     2.27   $      (0.03)
2000(a)                      13.43            0.12*            (1.37)        (1.25)         (0.07)
2001                         12.05            0.10*            (1.57)        (1.47)         (0.10)
2002                         10.48            0.10*            (2.45)        (2.35)         (0.09)
2003                          8.04            0.12*             2.11          2.23          (0.10)

CLASS Y SHARES
2000(b)                      13.47            0.04*            (1.34)        (1.30)         (0.07)
2001                         12.04            0.08*            (1.58)        (1.50)         (0.10)
2002                         10.44            0.08*            (2.44)        (2.36)         (0.08)
2003                          8.00            0.09*             2.10          2.19          (0.08)

GLOBAL ADVANTAGE
CLASS X SHARES
1999                          9.82            0.06              2.56          2.62          (0.07)
2000(a)                      12.37            0.06*            (2.20)        (2.14)         (0.05)
2001                         10.18            0.05*            (2.36)        (2.31)         (0.06)
2002                          7.17            0.05*            (1.53)        (1.48)         (0.06)
2003                          5.63            0.05*             1.69          1.74          (0.07)

CLASS Y SHARES
2000(b)                      12.03            0.00*            (1.82)        (1.82)         (0.05)
2001                         10.16            0.02*            (2.35)        (2.33)         (0.05)
2002                          7.14            0.03*            (1.52)        (1.49)         (0.04)
2003                          5.61            0.04*             1.67          1.71          (0.05)

AGGRESSIVE EQUITY
CLASS X SHARES
1999(c)                      10.00            0.05              4.55          4.60          (0.03)
2000(a)                      14.57            0.05*            (0.30)        (0.25)         (0.01)
2001                         14.31            0.02*            (4.09)        (4.07)         (0.04)
2002                         10.20            0.01*            (2.31)        (2.30)         (0.03)
2003                          7.87            0.01*             2.04          2.05          (0.00)

CLASS Y SHARES
2000(b)                      14.66            0.03*            (0.39)        (0.36)         (0.01)
2001                         14.29           (0.01)*           (4.08)        (4.09)         (0.03)
2002                         10.17           (0.01)*           (2.31)        (2.32)         (0.01)
2003                          7.84           (0.01)*            2.03          2.02             --

                                                TOTAL                                              NET ASSETS
                          DISTRIBUTIONS     DIVIDENDS AND    NET ASSET VALUE                      END OF PERIOD
YEAR ENDED DECEMBER 31   TO SHAREHOLDERS    DISTRIBUTIONS     END OF PERIOD    TOTAL RETURN+         (000'S)
---------------------------------------------------------------------------------------------------------------
S&P 500 INDEX
CLASS X SHARES
1999                     $         (0.03)   $       (0.06)   $         13.43           20.23%     $     185,963
2000(a)                            (0.06)           (0.13)             12.05           (9.38)           210,530
2001                                  --            (0.10)             10.48          (12.23)           165,465
2002                                  --            (0.09)              8.04          (22.48)           110,789
2003                                  --            (0.10)             10.17           27.85            135,767

CLASS Y SHARES
2000(b)                            (0.06)           (0.13)             12.04           (9.73)(1)         12,724
2001                                  --            (0.10)             10.44          (12.53)            46,134
2002                                  --            (0.08)              8.00          (22.67)            62,977
2003                                  --            (0.08)             10.11           27.54            133,144

GLOBAL ADVANTAGE
CLASS X SHARES
1999                                  --            (0.07)             12.37           26.88             62,295
2000(a)                               --            (0.05)             10.18          (17.39)            69,882
2001                               (0.64)           (0.70)              7.17          (23.33)            40,084
2002                                  --            (0.06)              5.63          (20.81)            22,866
2003                                  --            (0.07)              7.30           31.12             25,598

CLASS Y SHARES
2000(b)                               --            (0.05)             10.16          (15.22)(1)          4,666
2001                               (0.64)           (0.69)              7.14          (23.53)             5,869
2002                                  --            (0.04)              5.61          (20.94)             5,229
2003                                  --            (0.05)              7.27           30.75              9,308

AGGRESSIVE EQUITY
CLASS X SHARES
1999(c)                               --            (0.03)             14.57           46.08(1)          38,197
2000(a)                               --            (0.01)             14.31           (1.75)           138,657
2001                                  --            (0.04)             10.20          (28.46)            69,418
2002                                  --            (0.03)              7.87          (22.60)            39,724
2003                                  --               --               9.92           26.06             42,363

CLASS Y SHARES
2000(b)                               --            (0.01)             14.29           (2.48)(1)         13,392
2001                                  --            (0.03)             10.17          (28.61)            18,652
2002                                  --            (0.01)              7.84          (22.83)            17,575
2003                                  --               --               9.86           25.77             26,519

                              RATIOS TO AVERAGE NET ASSETS
                            --------------------------------
                                                                     PORTFOLIO
                                              NET INVESTMENT         TURNOVER
YEAR ENDED DECEMBER 31      EXPENSES          INCOME (LOSS)            RATE
------------------------------------------------------------------------------
S&P 500 INDEX
CLASS X SHARES
1999                             0.48%(3)               1.03%(3)             1%
2000(a)                          0.45                   0.88                 3
2001                             0.46                   0.95                 4
2002                             0.46                   1.15                 5
2003                             0.46                   1.31                 0

CLASS Y SHARES
2000(b)                          0.71(2)                0.60(2)              3
2001                             0.71                   0.70                 4
2002                             0.71                   0.90                 5
2003                             0.71                   1.06                 0

GLOBAL ADVANTAGE
CLASS X SHARES
1999                             0.56(3)                0.72(3)             54
2000(a)                          0.71                   0.50                70
2001                             0.75                   0.55                47
2002                             0.80                   0.72               119
2003                             0.93                   0.87                98

CLASS Y SHARES
2000(b)                          0.96(2)                0.06(2)             70
2001                             1.00                   0.30                47
2002                             1.05                   0.47               119
2003                             1.18                   0.62                98

AGGRESSIVE EQUITY
CLASS X SHARES
1999(c)                          0.52(2)3)              0.86(2)3)          108(1)
2000(a)                          0.82                   0.32               414
2001                             0.84                   0.21               409
2002                             0.84                   0.07               268
2003                             0.87                   0.10               195

CLASS Y SHARES
2000(b)                          1.05(2)                0.32(2)            414
2001                             1.09                  (0.04)              409
2002                             1.09                  (0.18)              268
2003                             1.12                  (0.15)              195

                         NET ASSET
                           VALUE          NET          NET REALIZED     TOTAL FROM
                         BEGINNING    INVESTMENT      AND UNREALIZED    INVESTMENT   DIVIDENDS TO
YEAR ENDED DECEMBER 31   OF PERIOD   INCOME (LOSS)      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS
---------------------------------------------------------------------------------------------------
INFORMATION
CLASS X SHARES
2000(d)                  $   10.00   $        0.06*   $        (0.75)   $    (0.69)            --
2001                          9.31            0.08*            (4.07)        (3.99)  $      (0.01)
2002                          5.31           (0.03)*           (2.25)        (2.28)         (0.05)
2003                          2.98           (0.03)*            1.85          1.82             --

CLASS Y SHARES
2000(b)                      10.00            0.05*            (0.74)        (0.69)            --
2001                          9.31            0.06*            (4.06)        (4.00)         (0.01)
2002                          5.30           (0.04)*           (2.25)        (2.29)         (0.04)
2003                          2.97           (0.04)*            1.84          1.80             --

STRATEGIST
CLASS X SHARES
1999                         16.64            0.40              2.46          2.86          (0.40)
2000(a)                      19.10            0.50*            (0.20)         0.30          (0.48)
2001                         16.66            0.38*            (2.05)        (1.67)         (0.39)
2002                         13.94            0.19*            (1.56)        (1.37)         (0.21)
2003                         12.36            0.20*             3.01          3.21          (0.23)

CLASS Y SHARES
2000(b)                      19.29            0.49*            (0.51)        (0.02)         (0.36)
2001                         16.65            0.32*            (2.03)        (1.71)         (0.35)
2002                         13.93            0.16*            (1.56)        (1.40)         (0.18)
2003                         12.35            0.16*             3.01          3.17          (0.20)

(a) PRIOR TO JUNE 5, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

(b)  FOR THE PERIOD JUNE 5, 2000 (ISSUE DATE) THROUGH DECEMBER 31, 2000.

COMMENCEMENT OF OPERATIONS:

(c)  MAY 4, 1999.

(d)  NOVEMBER 6, 2000.

* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

**   INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++   DISTRIBUTION FROM PAID-IN-CAPITAL.

^    INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.02.

^^   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.01.

#    DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.06%

                                                TOTAL                                              NET ASSETS
                          DISTRIBUTIONS     DIVIDENDS AND    NET ASSET VALUE                      END OF PERIOD
YEAR ENDED DECEMBER 31   TO SHAREHOLDERS    DISTRIBUTIONS     END OF PERIOD    TOTAL RETURN+         (000'S)
---------------------------------------------------------------------------------------------------------------
INFORMATION
CLASS X SHARES
2000(d)                               --               --    $          9.31           (6.90)%(1) $       2,686
2001                                  --    $       (0.01)              5.31          (42.87)             4,434
2002                                  --            (0.05)              2.98          (43.09)             2,002
2003                                  --               --               4.80           61.07              5,289

CLASS Y SHARES
2000(b)                               --               --               9.31           (6.90)(1)          1,915
2001                                  --            (0.01)              5.30          (42.99)             7,427
2002                                  --            (0.04)              2.97          (43.29)             5,066
2003                                  --               --               4.77           60.61             13,189

STRATEGIST
CLASS X SHARES
1999                                  --            (0.40)             19.10           17.35            729,701
2000(a)                  $         (2.26)           (2.74)             16.66            1.64            701,294
2001                               (0.66)           (1.05)             13.94          (10.18)           522,655
2002                                  --            (0.21)             12.36           (9.89)           372,254
2003                                  --            (0.23)             15.34           26.24            388,356

CLASS Y SHARES
2000(b)                            (2.26)           (2.62)             16.65           (0.02)(1)         23,375
2001                               (0.66)           (1.01)             13.93          (10.40)            47,886
2002                                  --            (0.18)             12.35          (10.11)            57,651
2003                                  --            (0.20)             15.32           25.88             89,935

                              RATIOS TO AVERAGE NET ASSETS
                            --------------------------------
                                                                     PORTFOLIO
                                              NET INVESTMENT         TURNOVER
YEAR ENDED DECEMBER 31      EXPENSES          INCOME (LOSS)            RATE
------------------------------------------------------------------------------
INFORMATION
CLASS X SHARES
2000(d)                            --(4)                3.80%(2)(4)          1%(1)
2001                               --(5)                1.27(5)            170
2002                             1.12%                 (0.88)              150
2003                             1.12                  (0.88)              176

CLASS Y SHARES
2000(b)                          0.25(2)(4)             3.55(2)(4)        1(1)
2001                             0.25(5)                1.02(5)            170
2002                             1.37                  (1.13)              150
2003                             1.37                  (1.13)              176

STRATEGIST
CLASS X SHARES
1999                             0.52                   2.24               120
2000(a)                          0.52                   2.68               126
2001                             0.52                   2.53               124
2002                             0.52                   1.47               124
2003                             0.52                   1.31                93

CLASS Y SHARES
2000(b)                          0.77(2)                2.77(2)            126
2001                             0.77                   2.28               124
2002                             0.77                   1.22               124
2003                             0.77                   1.06                93

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 1, 1999 THROUGH APRIL 30, 1999 FOR GLOBAL ADVANTAGE AND FOR THE PERIOD MAY 4, 1999 THROUGH NOVEMBER 4, 1999 FOR LIMITED DURATION AND AGGRESSIVE EQUITY AND FOR THE PERIOD JANUARY 1, 1999 THROUGH JANUARY 5, 1999 FOR S&P 500 INDEX AND "CAPPED" THE EXPENSES OF S&P 500 INDEX AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JANUARY 6, 1999 THROUGH DECEMBER 31, 1999, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.77% AND 0.51%, RESPECTIVELY, FOR GLOBAL ADVANTAGE, 2.38% AND 3.07%, RESPECTIVELY, FOR LIMITED DURATION, 1.41% AND (0.02)%, RESPECTIVELY, FOR AGGRESSIVE EQUITY AND 0.48% AND 1.02%, RESPECTIVELY, FOR S&P 500 INDEX.

(4) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD NOVEMBER 6, 2000 THROUGH DECEMBER 31, 2000 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.82% AND 1.98%, RESPECTIVELY, FOR CLASS X SHARES AND 2.07% AND 1.73%, RESPECTIVELY, FOR CLASS Y SHARES.

(5) IF THE INVESTMENT MANAGER HAD NOT "CAPPED" ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) FOR LIMITED DURATION, AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JUNE 1, 2001 THROUGH DECEMBER 31, 2001 AND HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE YEAR ENDED DECEMBER 31, 2001 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.65% AND 3.80%, RESPECTIVELY, FOR LIMITED DURATION CLASS X SHARES AND 0.90% AND 3.55%, RESPECTIVELY, FOR LIMITED DURATION CLASS Y SHARES AND 1.62% AND (0.35)%, RESPECTIVELY, FOR INFORMATION CLASS X SHARES AND 1.87% AND (0.60)%, RESPECTIVELY, FOR INFORMATION CLASS Y SHARES.

Morgan Stanley Variable Investment Series


- ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call: (800) 869-NEWS

- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.

- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

STATEMENT OF ADDITIONAL INFORMATION

MORGAN STANLEY VARIABLE INVESTMENT SERIES


MAY 1, 2004



     -    THE MONEY MARKET PORTFOLIO
     -    THE LIMITED DURATION PORTFOLIO
     -    THE QUALITY INCOME PLUS PORTFOLIO
     -    THE HIGH YIELD PORTFOLIO
     -    THE UTILITIES PORTFOLIO
     -    THE INCOME BUILDER PORTFOLIO
     -    THE DIVIDEND GROWTH PORTFOLIO
     -    THE GLOBAL DIVIDEND GROWTH PORTFOLIO
     -    THE EUROPEAN GROWTH PORTFOLIO

     -    THE EQUITY PORTFOLIO

     -    THE S&P 500 INDEX PORTFOLIO
     -    THE GLOBAL ADVANTAGE PORTFOLIO
     -    THE AGGRESSIVE EQUITY PORTFOLIO
     -    THE INFORMATION PORTFOLIO
     -    THE STRATEGIST PORTFOLIO


     This STATEMENT OF ADDITIONAL INFORMATION for the Morgan Stanley Variable Investment Series (the "Fund") is not a prospectus. The Fund's Class X PROSPECTUS and the Fund's Class Y PROSPECTUS (each dated May 1, 2004) provide the basic information you should know before allocating your investment under your variable annuity contract or your variable life contract. Either PROSPECTUS may be obtained without charge from the Fund at its address or telephone number listed below or from the Fund's Distributor, Morgan Stanley Distributors Inc., or from Morgan Stanley DW Inc. at any of its branch offices.


Morgan Stanley
Variable Investment Series
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS


   I. Fund History                                                                         4

  II. Description of the Fund and Its Investments and Risks                                4

      A. Classification                                                                    4

      B. Eligible Purchasers                                                               4

      C. Investment Strategies and Risks                                                   4

      D. Fund Policies/Investment Restrictions                                            18

      E. Portfolio Turnover                                                               21

 III. Management of the Fund                                                              21

      A. Board of Trustees                                                                21

      B. Management Information                                                           21

      C. Compensation                                                                     29

  IV. Control Persons and Principal Holders of Securities                                 31

   V. Investment Management and Other Services                                            32

      A. Investment Manager and Sub-Advisor                                               32

      B. Principal Underwriter                                                            35

      C. Services Provided by the Investment Manager and Sub-Advisor                      35

      D. Rule 12b-1 Plan                                                                  36

      E. Other Service Providers                                                          38

      F. Codes of Ethics                                                                  38

  VI. Brokerage Allocation and Other Practices                                            38

      A. Brokerage Transactions                                                           38

      B. Commissions                                                                      39

      C. Brokerage Selection                                                              41

      D. Directed Brokerage                                                               42

      E. Regular Broker-Dealers                                                           43

      F. Revenue Sharing

 VII. Capital Stock and Other Securities                                                  46

VIII. Purchase, Redemption and Pricing of Shares                                          47

      A. Purchase/Redemption of Shares                                                    47

      B. Offering Price                                                                   47

  IX. Taxation of the Portfolios and Shareholders                                         50

   X. Underwriters                                                                        50

  XI. Performance Data                                                                    51

 XII. Financial Statements                                                                53

Appendix A   Morgan Stanley Investment Management Proxy Voting Policy and Procedures     A-1

Appendix B   Ratings of Corporate Debt Instruments Investments                           B-1

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).


     "CONTRACT" -- Variable annuity contract and/or variable life insurance contract issued by the insurance company.


     "CONTRACT OWNERS" -- Owners of a Contract.


     "CUSTODIAN" -- The Bank of New York for each Portfolio other than the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, and the INFORMATION PORTFOLIO. JPMorgan Chase Bank for the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the INFORMATION PORTFOLIO.


     "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "FINANCIAL ADVISOR" -- Morgan Stanley authorized financial services representatives.

     "FUND" -- Morgan Stanley Variable Investment Series, a registered open-end series investment company currently consisting of sixteen Portfolios.


     "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


     "INVESTMENT MANAGER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "PORTFOLIO(S)" -- The separate investment portfolio(s) of the Fund.


     "SUB-ADVISOR" -- Morgan Stanley Investment Management Limited, a wholly-owned subsidiary of Morgan Stanley (only applicable to the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO).


     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "TRUSTEES" -- The Board of Trustees of the Fund.

I. FUND HISTORY

     The Fund was organized under the laws of the Commonwealth of Massachusetts on February 25, 1983 under the name Dean Witter Variable Annuity Investment Series and is a trust of the type commonly referred to as a Massachusetts Business Trust. Effective February 23, 1988, the Fund's name was changed to Dean Witter Variable Investment Series. On September 1, 1995, the name of the MANAGED ASSETS PORTFOLIO was changed to the STRATEGIST PORTFOLIO. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Variable Investment Series. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Variable Investment Series. Effective May 1, 2002, the name of the SHORT-TERM BOND PORTFOLIO was changed to the LIMITED DURATION PORTFOLIO. Effective July 30, 2002, the name of the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO was changed to the GLOBAL ADVANTAGE PORTFOLIO.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company.

B. ELIGIBLE PURCHASERS

     As discussed in each of the Class X and Class Y PROSPECTUSES, shares of the Fund are sold only to particular insurance companies in connection with variable annuity and/or variable life insurance contracts they issue. It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying funds. Although neither the various insurance companies nor the Fund currently foresee any such disadvantage, the Trustees intend to monitor events in order to identify any material irreconcilable conflict between the interest of variable annuity contract owners and variable life insurance contract owners and to determine what action, if any, should be taken in response thereto.

C. INVESTMENT STRATEGIES AND RISKS

     The following discussion of each Portfolio's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."


     CONVERTIBLE SECURITIES. Each Portfolio, other than the MONEY MARKET PORTFOLIO and the S&P 500 INDEX PORTFOLIO, may acquire through purchase fixed-income securities which are convertible into common stock ("convertible securities"). In addition, each Portfolio, other than the MONEY MARKET PORTFOLIO, may acquire convertible securities through a distribution by a security held in its portfolio. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege) and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).


     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and to decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a Portfolio at varying price levels above their investment values and/or their conversion values in keeping with the Portfolio's objective.


     With respect to each Portfolio other than the MONEY MARKET PORTFOLIO, the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO, the S&P 500 INDEX PORTFOLIO and the STRATEGIST PORTFOLIO, up to 5% of the Portfolio's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     With respect to the INCOME BUILDER PORTFOLIO, up to 10% of the Portfolio's net assets may be invested in synthetic convertible securities and up to 25% of the Portfolio's net assets may be invested in exchangeable convertible securities. While the value of traditional convertible securities is generally based on the common stock of the issuer of that security, synthetic convertible securities are preferred stocks or debt obligations of an issuer, which are combined with an equity factor whose value is based on the value of the common stock of another issuer or a particular benchmark (which may include a foreign issuer, a basket of foreign stocks, or a company whose stock is not yet publicly traded). Unlike traditional convertible securities that are convertible only at the option of the security holder, synthetic convertible securities are often not convertible prior to maturity, at which time their value is paid in cash by the issuer. Synthetic convertible securities may be less liquid than traditional convertible securities and their price changes may be more volatile. Reduced liquidity may have an adverse impact on the Portfolio's ability to sell particular synthetic securities promptly at favorable prices and may also make it more difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing the Portfolio's securities. Exchangeable convertible securities offer the holder the opportunity of obtaining higher current income than would be available from a traditional equity security issued by the same company, in exchange for reduced participation or a cap on the appreciation that can be realized in the underlying common stock. Unlike traditional convertible securities, in many cases exchangeable convertible securities are convertible into the underlying common stock of the issuer automatically at maturity. Due to this mandatory conversion feature, exchangeable convertible securities may be more volatile than traditional convertible securities.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The LIMITED DURATION PORTFOLIO, the HIGH YIELD PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may enter into forward foreign currency exchange contracts ("forward contracts") to facilitate settlement in an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. In addition, the LIMITED DURATION PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


     When the Fund's Investment Manager believes that a particular foreign currency may experience a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. The Portfolios will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency.

     The LIMITED DURATION PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolios may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


     A Portfolio will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities.


     When required by law, a Portfolio will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Portfolio's commitments with respect to such contracts.


     Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     A Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.


     DEPOSITARY RECEIPTS. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

     Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Porfolios' investment policies, the Portfolios' investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

     OPTION AND FUTURES TRANSACTIONS. Each of the following Portfolios may engage in transactions in listed and OTC options: the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.

     COVERED CALL WRITING. Each of the above-named Portfolios is permitted to write covered call options on portfolio securities without limit. Each of the LIMITED DURATION PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO may also write covered call options on the U.S. dollar and foreign currencies in which its portfolio securities are denominated, without limit.


     The Portfolio will receive from the purchaser, in return for a call it has written, a "premium," i.e., the price of the option. Receipt of these premiums may better enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities (or currencies) underlying the option decline in value.

     The Portfolio may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Portfolio owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Portfolio's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Portfolio's books.


     Options written by the Portfolio normally have expiration dates of up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.


     COVERED PUT WRITING. Each of the Portfolios that may engage in covered call writing may engage in covered put writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Portfolio would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). At any time during the option period, the Portfolio may be required to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Portfolio maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Portfolio's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Portfolio's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.


     PURCHASING CALL AND PUT OPTIONS. Each of the LIMITED DURATION PORTFOLIO, the INCOME BUILDER PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets and, in the case of each of the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the STRATEGIST PORTFOLIO, up to 10% of its total assets. Each of the last three listed Portfolios and the INFORMATION PORTFOLIO may purchase stock index options in amounts not exceeding 5% of its total assets. The purchase of a call option would enable a Portfolio, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Portfolio, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     OPTIONS ON FOREIGN CURRENCIES. The LIMITED DURATION PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.


     OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. The Portfolios may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.

     RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager or, if applicable, the Sub-Advisor, to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Portfolio may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     A Portfolio's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolios may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and a Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occur ring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     STOCK INDEX OPTIONS. Each of the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may invest in options on stock indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, a Portfolio could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

     When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

     A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money (the exercise price of the call (put) option is more (less) than the market price of the underlying security), the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.


     FUTURES CONTRACTS. Each of the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and sell interest rate and index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO, on any foreign government fixed-income security and on various currencies, and with respect to each of the ten listed Portfolios that may engage in futures transactions, on such indexes of the United States (and, if applicable, foreign securities) as may exist or come into existence. The S&P 500 INDEX PORTFOLIO may invest in stock index futures.


     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

     MARGIN. If a Portfolio enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.


     OPTIONS ON FUTURES CONTRACTS. Each of the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.


     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.


     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Investment Manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Portfolio, the Investment Manager has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA. Therefore there are no limitations on the extent to which a Portfolio may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's PROSPECTUS or STATEMENT OF ADDITIONAL INFORMATION. There is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedge position.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of a Portfolio's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager (and/or if applicable, the Sub-Advisor) may still not result in a successful hedging transaction.


     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.


     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio's ability to effectively hedge its portfolio.


     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Portfolio's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.


     If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.


     In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

     COLLATERALIZED MORTGAGE OBLIGATIONS. The LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO and the STRATEGIST PORTFOLIO may invest in CMOs -- collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio(s) may invest in any class of CMO.

     Certain mortgage-backed securities in which the Portfolio(s) may invest (E.G., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

     In addition, the LIMITED DURATION PORTFOLIO may invest up to 15% of its net assets in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO Class"), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.

     The LIMITED DURATION PORTFOLIO may invest up to 10% of its assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater, while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

     ASSET-BACKED SECURITIES. The LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO and the STRATEGIST PORTFOLIO may invest in asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Portfolio(s) may invest in any type of asset-backed security.

     Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

     ADDITIONAL INFORMATION CONCERNING THE LIMITED DURATION PORTFOLIO. The LIMITED DURATION PORTFOLIO'S investments in preferred stocks are limited to those rated in one of the four highest categories by a nationally recognized statistical rating organization ("NRSRO"), including Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc. and Fitch IBCA, Inc. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

     ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX PORTFOLIO. The S&P 500 INDEX PORTFOLIO is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 INDEX PORTFOLIO is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Portfolio or the owners of shares of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of shares of the Portfolio or in the determination or calculation of the equation by which shares of the Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

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     S&P does not guarantee the accuracy or the completeness of the S&P 500
Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500 INDEX PORTFOLIO, owners of shares of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.


     MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Portfolios may otherwise invest, the Portfolios may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. (This section does not apply to the MONEY MARKET PORTFOLIO, whose money market instruments are described in the Prospectus.) Such securities are limited to:

     U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, including Treasury bills, notes and bonds;

     BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan association, having total assets of $1 billion or more;

     FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of a Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

     COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by a Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements, which may be viewed as a type of secured lending by the Portfolio, typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolio follows procedures approved by the Trustees, which are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the case of the MONEY MARKET PORTFOLIO, such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that at the time the repurchase agreement is entered into are rated in the highest rating category by the "Requisite NRSROs" (as defined in Rule 2a-7 under the Investment Company Act). Additionally, in the case of the MONEY MARKET PORTFOLIO, the collateral must qualify the repurchase agreement for preferential treatment under the Federal Deposit Insurance Act of the Federal Bankruptcy Code. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of each Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of its total assets in the case of each of the MONEY MARKET PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO, and 15% of its net assets in the case of each of the other Portfolios.


     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Portfolios may be "zero coupon" securities. These are debt securities which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

     The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payments in cash on the security during the year.


     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each of the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO may use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. The LIMITED DURATION PORTFOLIO may also use dollar rolls as part of its investment strategy.


     Reverse repurchase agreements involve sales by the Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

     Dollar rolls involve the Portfolio selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio will forgo principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.


     Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Portfolio. With respect to each of the QUALITY INCOME PLUS PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO, reverse repurchase agreements may not exceed 10% of the Portfolio's total assets.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Each of the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest in real estate investment trusts (also known as "REITs"), which pool investors' funds for investments primarily in commercial real estate properties. Investment in REITs may be the most practical available means for a Portfolio to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a REIT, a Portfolio would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own investment management fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.


     LENDING PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Portfolio, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Portfolio will not lend securities with a value exceeding 10% of the Portfolio's total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Portfolio's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Portfolio. Any gain or loss in the market price during the loan period would inure to the Portfolio.

     When voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Portfolio's investment in the loaned securities. The Portfolio will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, each Portfolio, other than the S&P 500 INDEX PORTFOLIO, may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.


     At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also establish a segregated account on its books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


     WHEN, AS AND IF ISSUED SECURITIES. Each Portfolio, other than the MONEY MARKET PORTFOLIO and the S&P 500 INDEX PORTFOLIO, may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in a Portfolio until the Portfolio determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on the Portfolio's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.


     The value of a Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Portfolio may also sell securities on a "when, as and if issued" basis, provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

     PRIVATE PLACEMENTS. As a fundamental policy, which may only be changed by the shareholders of the affected Portfolios, each of the QUALITY INCOME PLUS PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable.


     As a non-fundamental policy, which may be changed by the Trustees, each of the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO may invest up to 10% of its total assets in such restricted securities; each of the HIGH YIELD PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the GLOBAL ADVANTAGE PORTFOLIO may invest up to 15% of its total assets in such restricted securities; and each of the LIMITED DURATION PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO may invest up to 15% of its net assets in such restricted securities. (With respect to these eleven Portfolios, securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a Portfolio from disposing of them promptly at reasonable prices. A Portfolio may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the above-listed Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by a Portfolio. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed, as to each of the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO, 10% of the Portfolio's total assets and, as to each of the other Portfolios listed above, 15% of the Portfolio's net assets, as more fully described under "Fund Policies/Investment Restrictions" below. However, investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Portfolios, other than the MONEY MARKET PORTFOLIO and the QUALITY INCOME PLUS PORTFOLIO, may acquire warrants and subscription rights attached to other securities. In addition, each of the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 5% of its assets in warrants not attached to other securities, with a limit of up to 2 % of its total assets in warrants that are not listed on the New York or American Stock

Exchange. The GLOBAL ADVANTAGE PORTFOLIO may invest in warrants which are issued as a distribution by the issuer or a security held in its portfolio. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.


     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.


     TARGETED RETURN INDEX SECURITIES. A Portfolio may invest in Targeted Return Index Securities ("TRAINS") which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINS are not registered under the Securities Act of 1933 or the Investment Company Act and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Investments in TRAINS may have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     OTHER INVESTMENT VEHICLES. Each of the AGGRESSIVE EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the INFORMATION PORTFOLIO and the LIMITED DURATION PORTFOLIO may acquire shares in other investment companies, including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which these four Portfolios may participate in certain foreign securities markets. In addition, the S&P 500 PORTFOLIO may acquire shares of other investment companies. As a shareholder in an investment company, a Portfolio would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own investment management fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in other investment companies.


D. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment restrictions listed below have been adopted by the Fund as fundamental policies of the Portfolios. Under the Investment Company Act, a fundamental policy of a Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares of a Portfolio present at a meeting of Fund shareholders, if the holders of 50% of the outstanding shares of the Portfolio are present or represented by proxy; or
(b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


INVESTMENT OBJECTIVES

     The investment objective of each Portfolio is a fundamental policy which may not be changed without the approval of the shareholders of that Portfolio.

RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

Each Portfolio MAY NOT:


     1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities), or purchase more than 10% of the voting securities, or more than 10% of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class). With regard to the LIMITED DURATION PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, these limitations apply only as to 75% of the Portfolio's total assets.


     2. Concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, a Portfolio may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or, in the case of the MONEY MARKET PORTFOLIO, to domestic bank obligations (not including obligations issued by foreign branches of such banks). This restriction does not apply, in the case of the UTILITIES PORTFOLIO, to the utilities industry and, in the case of the INFORMATION PORTFOLIO, to the communications and information industry, in which industries these Portfolios will concentrate, respectively.

     3. Except for the LIMITED DURATION PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     4. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs, and (i) the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may purchase or sell futures contracts and related options thereon; and (ii) the LIMITED DURATION PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO may purchase or sell currency futures contracts and related options thereon and the S&P 500 INDEX PORTFOLIO may purchase or sell index futures contracts.

     5. Borrow money (except insofar as each of the LIMITED DURATION PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a reverse repurchase agreement (in an amount not exceeding 10% of the Portfolio's total assets, except in the case of the LIMITED DURATION PORTFOLIO)), except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and, in the case of the Portfolios other than the QUALITY INCOME PLUS PORTFOLIO, not for investment or leveraging, provided that borrowing in the aggregate (other than, in the case of the QUALITY INCOME PLUS PORTFOLIO, for investment or leveraging) may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time of such borrowing.


     6. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.)


     7. Purchase securities on margin (but the Portfolios may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     8. In the case of each Portfolio, other than the LIMITED DURATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO, in accordance with the provisions of Section 12(d) of the Investment Company Act and any Rules promulgated thereunder.


     9. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 10% of the value of a Portfolio's total assets, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned, provided that lending of portfolio securities is not deemed to be loans in the case of the LIMITED DURATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO.

     10. In the case of each Portfolio, other than the LIMITED DURATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     11. Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, including real estate investment trusts and securities which are secured by real estate or interests therein.

     12. Engage in the underwriting of securities, except insofar as the Portfolio may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     13. Invest for the purposes of exercising control or management of another company.

     14. Participate on a joint or a joint and several basis in any securities trading account. The "bunching" of orders of two or more Portfolios (or of one or more Portfolios and of other accounts under the investment management of the Investment Manager) for the sale or purchase of portfolio securities shall not be considered participating in a joint securities trading account.


     15. Issue senior securities as defined in the Investment Company Act, except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement (or, in the case of the QUALITY INCOME PLUS PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO, a reverse repurchase agreement, or, in the case of the LIMITED DURATION PORTFOLIO, a reverse repurchase agreement or a dollar roll); (b) borrowing money in accordance with restrictions described above; (c) purchasing any security on a when-issued, delayed delivery or forward commitment basis; (d) lending portfolio securities; or (e) purchasing or selling futures contracts, forward foreign exchange contracts or options, if such investments are otherwise permitted for the Portfolio.


RESTRICTIONS APPLICABLE TO RESTRICTED AND ILLIQUID SECURITIES

     16. Each of the QUALITY INCOME PLUS PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may not invest more than 5% of the value of its total assets in securities which are restricted as to disposition under the Federal securities laws or otherwise, provided that this restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Portfolio; however, these Portfolios will attempt to dispose in an orderly fashion of any of these securities to the extent that these, together with other illiquid securities, exceed 10% of the Portfolio's total assets.

     17. Both the UTILITIES PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO may not invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. In addition, no more than 15% of the EUROPEAN GROWTH PORTFOLIO's net assets will be invested in such illiquid securities and foreign securities not traded on a recognized domestic or foreign exchange.

RESTRICTIONS APPLICABLE TO THE MONEY MARKET PORTFOLIO ONLY

The MONEY MARKET PORTFOLIO may not:

     1. Purchase securities for which there are legal or contractual restrictions on resale (I.E., restricted securities).

     2. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

RESTRICTIONS APPLICABLE TO THE QUALITY INCOME PLUS PORTFOLIO ONLY

     The QUALITY INCOME PLUS PORTFOLIO may not acquire any common stocks except when acquired upon conversion of fixed-income securities. The QUALITY INCOME PLUS PORTFOLIO will attempt to dispose in an orderly fashion of any common stocks acquired under these circumstances.

RESTRICTIONS APPLICABLE TO THE HIGH YIELD PORTFOLIO ONLY

The HIGH YIELD PORTFOLIO may not:

     1. Acquire any common stocks, except (a) when attached to or included in a unit with fixed-income securities; (b) when acquired upon conversion of fixed-income securities; or (c) when acquired upon exercise of warrants attached to fixed-income securities. The HIGH YIELD PORTFOLIO may retain common stocks so acquired, but not in excess of 10% of its total assets.

     2. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

RESTRICTIONS APPLICABLE TO THE DIVIDEND GROWTH PORTFOLIO ONLY

     The DIVIDEND GROWTH PORTFOLIO may not invest more than 5% of the value of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

RESTRICTIONS APPLICABLE TO THE EQUITY PORTFOLIO ONLY

The EQUITY PORTFOLIO may not:

     1. Invest more than 5% of the value of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

     2. Purchase non-convertible corporate bonds unless rated at the time of purchase Aa or better by Moody's or AA or better by S&P, or purchase commercial paper unless issued by a U.S. corporation and rated at the time of purchase Prime-1 by Moody's or A-1 by S&P, although it may continue to hold a security if its quality rating is reduced by a rating service below those specified.

     3. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

     4. Invest in securities of foreign issuers, except for (i) securities of Canadian issuers registered under the Securities Exchange Act of 1934 and (ii) American Depositary Receipts.

E. PORTFOLIO TURNOVER


     For the fiscal years ended December 31, 2002 and 2003, the portfolio turnover rates of the LIMITED DURATION PORTFOLIO were 58% and 215%, respectively, and the portfolio turnover rates for the GLOBAL DIVIDEND GROWTH PORTFOLIO were 17% and 103%, respectively. These variations resulted from the portfolio managers' responses to varying market conditions during these periods.


III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES

     The Trustees oversee the management of the Portfolios but do not manage each Portfolio. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that each Portfolio's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to each Portfolio in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and each Portfolio and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith, with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and each Portfolio and its shareholders.


B. MANAGEMENT INFORMATION

     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund elected Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Management Inc.

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc.).

                                   POSITION(S)        LENGTH OF
   NAME, AGE AND ADDRESS OF         HELD WITH           TIME                   PRINCIPAL OCCUPATION(S) DURING
     INDEPENDENT TRUSTEE           REGISTRANT          SERVED*                         PAST 5 YEARS**
------------------------------   ---------------   ---------------   --------------------------------------------------
Michael Bozic (63)               Trustee           Since             Private Investor; Director or Trustee of the
c/o Kramer Levin Naftalis                          April 1994        Retail Funds (since April 1994) and the
& Frankel LLP                                                        Institutional Funds (since July 2003); formerly
Counsel to the                                                       Vice Chairman of Kmart Corporation (December
Independent Trustees                                                 1998-October 2000), Chairman and Chief Executive
919 Third Avenue                                                     Officer of Levitz Furniture Corporation (November
New York, NY                                                         1995-November 1998) and President and Chief
                                                                     Executive Officer of Hills Department Stores (May
                                                                     1991-July 1995); formerly variously Chairman,
                                                                     Chief Executive Officer, President and Chief
                                                                     Operating Officer (1987-1991) of the Sears
                                                                     Merchandise Group of Sears, Roebuck & Co.

Edwin J. Garn (71)               Trustee           Since             Director or Trustee of the Retail Funds (since
c/o Summit Ventures LLC                            January 1993      January 1993) and the Institutional Funds (since
1 Utah Center                                                        July 2003); member of the Utah Regional Advisory
201 S. Main Street                                                   Board of Pacific Corp.; formerly United States
Salt Lake City, UT                                                   Senator (R-Utah) (1974-1992) and Chairman, Senate
                                                                     Banking Committee (1980-1986), Mayor of Salt Lake
                                                                     City, Utah (1971-1974), Astronaut, Space Shuttle
                                                                     Discovery (April 12-19, 1985), and Vice Chairman,
                                                                     Huntsman Corporation (chemical company).

Wayne E. Hedien (70)             Trustee           Since             Retired; Director or Trustee of the Retail Funds
c/o Kramer Levin Naftalis                          September 1997    (since September 1997) and the Institutional Funds
& Frankel LLP                                                        (since July 2003); formerly associated with the
Counsel to the                                                       Allstate Companies (1966-1994), most recently as
Independent Trustees                                                 Chairman of The Allstate Corporation (March
919 Third Avenue                                                     1993-December 1994) and Chairman and Chief
New York, NY                                                         Executive Officer of its wholly-owned subsidiary,
                                                                     Allstate Insurance Company (July 1989-December
                                                                     1994).

                                    NUMBER OF
                                   PORTFOLIOS
                                     IN FUND
                                     COMPLEX
   NAME, AGE AND ADDRESS OF         OVERSEEN          OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE           BY TRUSTEE                BY TRUSTEE
------------------------------   ---------------   ------------------------------
Michael Bozic (63)               208               Director of Weirton Steel
c/o Kramer Levin Naftalis                          Corporation.
& Frankel LLP
Counsel to the
Independent Trustees
919 Third Avenue
New York, NY

Edwin J. Garn (71)               208               Director of Franklin Covey
c/o Summit Ventures LLC                            (time management systems), BMW
1 Utah Center                                      Bank of North America, Inc.
201 S. Main Street                                 (industrial loan corporation),
Salt Lake City, UT                                 United Space Alliance (joint
                                                   venture between Lockheed
                                                   Martin and the Boeing Company)
                                                   and Nuskin Asia Pacific
                                                   (multilevel marketing); member
                                                   of the board of various civic
                                                   and charitable organizations.

Wayne E. Hedien (70)             208               Director of The PMI Group Inc.
c/o Kramer Levin Naftalis                          (private mortgage insurance);
& Frankel LLP                                      Trustee and Vice Chairman of
Counsel to the                                     The Field Museum of Natural
Independent Trustees                               History; director of various
919 Third Avenue                                   other business and charitable
New York, NY                                       organizations.


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                   POSITION(S)        LENGTH OF
   NAME, AGE AND ADDRESS OF         HELD WITH           TIME                   PRINCIPAL OCCUPATION(S) DURING
     INDEPENDENT TRUSTEE           REGISTRANT          SERVED*                         PAST 5 YEARS**
------------------------------   ---------------   ---------------   --------------------------------------------------
Dr. Manuel H. Johnson (55)       Trustee           Since             Senior Partner, Johnson Smick International, Inc.,
c/o Johnson Smick                                  July 1991         a consulting firm; Chairman of the Audit Committee
International, Inc.                                                  and Director or Trustee of the Retail Funds (since
2099 Pennsylvania Avenue, N.W.                                       July 1991) and the Institutional Funds (since July
Suite 950                                                            2003); Co-Chairman and a founder of the Group of
Washington, D.C.                                                     Seven Council (G7C), an international economic
                                                                     commission; formerly Vice Chairman of the Board of
                                                                     Governors of the Federal Reserve System and
                                                                     Assistant Secretary of the U.S. Treasury.

Joseph J. Kearns (61)            Trustee           Since             President, Kearns & Associates LLC (investment
PMB754                                             July 2003         consulting); Deputy Chairman of the Audit
23852 Pacific                                                        Committee and Director or Trustee of the Retail
Coast Highway                                                        Funds (since July 2003) and the Institutional
Malibu, CA                                                           Funds (since August 1994); previously Chairman of
                                                                     the Audit Committee of the Institutional Funds
                                                                     (October 2001-July 2003); formerly CFO of the J.
                                                                     Paul Getty Trust.

Michael E. Nugent (67)           Trustee           Since             General Partner of Triumph Capital, L.P, a private
c/o Triumph Capital, L.P.                          July 1991         investment partnership; Chairman of the Insurance
445 Park Avenue                                                      Committee and Director or Trustee of the Retail
New York, NY                                                         Funds (since July 1991) and the Institutional
                                                                     Funds (since July 2001); formerly Vice President,
                                                                     Bankers Trust Company and BT Capital Corporation
                                                                     (1984-1988).

Fergus Reid (71)                 Trustee           Since             Chairman of Lumelite Plastics Corporation;
c/o Lumelite Plastics                              July 2003         Chairman of the Governance Committee and Director
Corporation                                                          or Trustee of the Retail Funds (since July 2003)
85 Charles Colman Blvd.                                              and the Institutional Funds (since June 1992).
Pawling, NY

                                    NUMBER OF
                                   PORTFOLIOS
                                     IN FUND
                                     COMPLEX
   NAME, AGE AND ADDRESS OF         OVERSEEN          OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE           BY TRUSTEE                BY TRUSTEE
------------------------------   ---------------   ------------------------------
Dr. Manuel H. Johnson (55)       208               Director of NVR, Inc. (home
c/o Johnson Smick                                  construction); Chairman and
International, Inc.                                Trustee of the Financial
2099 Pennsylvania Avenue, N.W.                     Accounting Foundation
Suite 950                                          (oversight organization of the
Washington, D.C.                                   Financial Accounting Standards
                                                   Board); Director of RBS
                                                   Greenwich Capital Holdings
                                                   (financial holding company).

Joseph J. Kearns (61)            209               Director of Electro Rent
PMB754                                             Corporation (equipment
23852 Pacific                                      leasing), The Ford Family
Coast Highway                                      Foundation, and the UCLA
Malibu, CA                                         Foundation.

Michael E. Nugent (67)           208               Director of various business
c/o Triumph Capital, L.P.                          organizations.
445 Park Avenue
New York, NY

Fergus Reid (71)                 209               Trustee and Director of
c/o Lumelite Plastics                              certain investment companies
Corporation                                        in the JPMorgan Funds complex
85 Charles Colman Blvd.                            managed by JP Morgan
Pawling, NY                                        Investment Management Inc.


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.


                                   POSITION(S)        LENGTH OF
   NAME, AGE AND ADDRESS OF         HELD WITH           TIME                   PRINCIPAL OCCUPATION(S) DURING
     MANAGEMENT TRUSTEE            REGISTRANT          SERVED*                         PAST 5 YEARS**
------------------------------   ---------------   ---------------   --------------------------------------------------
Charles A. Fiumefreddo (70)      Chairman of the   Since             Chairman and Director or Trustee of the Retail
c/o Morgan Stanley Trust         Board and         July 1991         Funds (since July 1991) and the Institutional
Harborside Financial Center,     Trustee                             Funds (since July 2003); formerly Chief Executive
Plaza Two,                                                           Officer of the Retail Funds (until September
Jersey City, NJ                                                      2002).

James F. Higgins (56)            Trustee           Since             Director or Trustee of the Retail Funds (since
c/o Morgan Stanley Trust                           June 2000         June 2000) and the Institutional Funds (since July
Harborside Financial Center,                                         2003); Senior Advisor of Morgan Stanley (since
Plaza Two,                                                           August 2000); Director of the Distributor and Dean
Jersey City, NJ                                                      Witter Realty Inc.; previously President and Chief
                                                                     Operating Officer of the Private Client Group of
                                                                     Morgan Stanley (May 1999-August 2000), and
                                                                     President and Chief Operating Officer of
                                                                     Individual Securities of Morgan Stanley (February
                                                                     1997-May 1999).

                                    NUMBER OF
                                   PORTFOLIOS
                                     IN FUND
                                     COMPLEX
                                   OVERSEEN BY
   NAME, AGE AND ADDRESS OF        MANAGEMENT         OTHER DIRECTORSHIPS HELD
     MANAGEMENT TRUSTEE              TRUSTEE                BY TRUSTEE
------------------------------   ---------------   ------------------------------
Charles A. Fiumefreddo (70)      208               None.
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (56)            208               Director of AXA Financial,
c/o Morgan Stanley Trust                           Inc. and The Equitable Life
Harborside Financial Center,                       Assurance Society of the
Plaza Two,                                         United States (financial
Jersey City, NJ                                    services).


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                   POSITION(S)           LENGTH
   NAME, AGE AND ADDRESS OF         HELD WITH            OF TIME                    PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER            REGISTRANT            SERVED*                            PAST 5 YEARS**
------------------------------   ---------------   --------------------   --------------------------------------------------
Mitchell M. Merin (50)           President         Since May 1999         President and Chief Operating Officer of Morgan
1221 Avenue of the Americas                                               Stanley Investment Management Inc.; President,
New York, NY                                                              Director and Chief Executive Officer of the
                                                                          Investment Manager and Morgan Stanley Services;
                                                                          Chairman and Director of the Distributor; Chairman
                                                                          and Director of the Transfer Agent; Director of
                                                                          various Morgan Stanley subsidiaries; President of
                                                                          the Institutional Funds (since July 2003) and
                                                                          President of the Retail Funds (since May 1999);
                                                                          Trustee (since July 2003) and President (since
                                                                          December 2002) of the Van Kampen Closed-End Funds;
                                                                          Trustee (since May 1999) and President (since
                                                                          October 2002) of the Van Kampen Open-End Funds.

Barry Fink (49)                  Vice President    Since February 1997    General Counsel (since May 2000) and Managing
1221 Avenue of the Americas      and General                              Director (since December 2000) of Morgan Stanley
New York, NY                     Counsel                                  Investment Management; Managing Director (since
                                                                          December 2000), Secretary (since February 1997)
                                                                          and Director (since July 1998) of the Investment
                                                                          Manager and Morgan Stanley Services; Vice
                                                                          President and General Counsel of the Retail Funds;
                                                                          Assistant Secretary of Morgan Stanley DW; Vice
                                                                          President of the Institutional Funds (since July
                                                                          2003); Managing Director, Secretary and Director
                                                                          of the Distributor; previously Secretary of the
                                                                          Retail Funds (February 1997-July 2003) and Vice
                                                                          President and Assistant General Counsel of the
                                                                          Investment Manager and Morgan Stanley Services
                                                                          (February 1997-December 2001).

Ronald E. Robison (65)           Executive Vice    Since April 2003       Principal Executive Officer-Office of the Funds
1221 Avenue of the Americas      President and                            (since November 2003); Managing Director of Morgan
New York, NY                     Principal                                Stanley & Co. Incorporated; Managing Director of
                                 Executive                                Morgan Stanley; Managing Director, Chief
                                 Officer                                  Administrative Officer and Director of the
                                                                          Investment Manager and Morgan Stanley Services;
                                                                          Chief Executive Officer and Director of the
                                                                          Transfer Agent; Managing Director and Director of
                                                                          the Distributor; Executive Vice President and
                                                                          Principal Executive Officer of the Institutional
                                                                          Funds (since July 2003); previously President
                                                                          (March 2001-July 2003) and Director of the
                                                                          Institutional Funds (March 2001-July 2003) and
                                                                          Chief Global Operations Officer and Managing
                                                                          Director of Morgan Stanley Investment Management
                                                                          Inc.

Joseph J. McAlinden (61)         Vice President    Since July 1995        Managing Director and Chief Investment Officer of
1221 Avenue of the Americas                                               the Investment Manager and Morgan Stanley
New York, NY                                                              Investment Management Inc.; Director of the
                                                                          Transfer Agent; Chief Investment Officer of the
                                                                          Van Kampen Funds; Vice President of the
                                                                          Institutional Funds (since July 2003) and the
                                                                          Retail Funds (since July 1995).

Stefanie V. Chang (37)           Vice President    Since July 2003        Executive Director of Morgan Stanley & Co., Morgan
1221 Avenue of the Americas                                               Stanley Investment Management Inc., the Investment
New York, NY                                                              Manager and Vice President of the Institutional
                                                                          Funds (since December 1997) and the Retail Funds
                                                                          (since July 2003); formerly practiced law with the
                                                                          New York law firm of Rogers & Wells (now Clifford
                                                                          Chance US LLP).


----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

                                   POSITION(S)            LENGTH
   NAME, AGE AND ADDRESS OF         HELD WITH            OF TIME                    PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER            REGISTRANT            SERVED*                            PAST 5 YEARS**
------------------------------   ---------------   --------------------   --------------------------------------------------
Francis J. Smith (38)            Treasurer and     Treasurer since July   Executive Director of the Investment Manager and
c/o Morgan Stanley Trust         Chief Financial   2003 and Chief         Morgan Stanley Services (since December 2001);
Harborside Financial Center,     Officer           Financial Officer      previously Vice President of the Retail Funds
Plaza Two,                                         since September 2002   (September 2002-July 2003); previously Vice
Jersey City, NJ                                                           President of the Investment Manager and Morgan
                                                                          Stanley Services (August 2000-November 2001) and
                                                                          Senior Manager at PricewaterhouseCoopers LLP
                                                                          (January 1998-August 2000).

Thomas F. Caloia (58)            Vice President    Since July 2003        Executive Director (since December 2002) and
c/o Morgan Stanley Trust                                                  Assistant Treasurer of the Investment Manager, the
Harborside Financial Center,                                              Distributor and Morgan Stanley Services;
Plaza Two,                                                                previously Treasurer of the Retail Funds (April
Jersey City, NJ                                                           1989-July 2003); formerly First Vice President of
                                                                          the Investment Manager, the Distributor and Morgan
                                                                          Stanley Services.

Mary E. Mullin (37)              Secretary         Since July 2003        Vice President of Morgan Stanley & Co.
1221 Avenue of the Americas                                               Incorporated, Morgan Stanley Investment Management
New York, NY                                                              Inc. and the Investment Manager; Secretary of the
                                                                          Institutional Funds (since June 1999) and the
                                                                          Retail Funds (since July 2003); formerly practiced
                                                                          law with the New York law firms of McDermott, Will
                                                                          & Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                          LLP.


----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.


     In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: A. Thomas Smith III, Sara Badler, Lou Anne D. McInnis, Carsten Otto, Marilyn K. Cranney, Joanne Doldo, Kathleen MacPeak, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager or Morgan Stanley Investment Management Inc.) for the calendar year ended December 31, 2003 is shown below. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.



                                                                       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                        ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                       DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
  NAME OF TRUSTEE                (AS OF DECEMBER 31, 2003)                       (AS OF DECEMBER 31, 2003)
--------------------   ---------------------------------------------   ----------------------------------------------
INDEPENDENT:

Michael Bozic                               None                                       over $100,000
Edwin J. Garn                               None                                       over $100,000
Wayne E. Hedien                             None                                       over $100,000
Dr. Manuel H. Johnson                       None                                       over $100,000
Joseph J. Kearns(1)                         None                                       over $100,000
Michael E. Nugent                           None                                       over $100,000
Fergus Reid(1)                              None                                       over $100,000

INTERESTED:

Charles A. Fiumefreddo                      None                                       over $100,000
James F. Higgins                            None                                       over $100,000


----------

(1) Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2003, Messrs. Kearns and Reid had deferred a total of $430,361 and $600,512, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.


     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.


     The Board of Trustees of each fund has a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Funds' system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. Each Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended December 31, 2003, the Audit Committee held six meetings.

      The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The members of the Audit Committee of each Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid. None of the members of the Funds' Audit Committees is an "interested person," as defined under the Investment Company Act, of any of the Funds (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from each Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of all of the Funds is Dr. Manuel H. Johnson.

     The Board of Trustees of each Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on each Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises each Fund's Board with respect to Board composition, procedures and committees, develops and recommends to each Fund's Board a set of corporate governance principles applicable to the Funds, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of each Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of each Governance Committee is Fergus Reid. No Fund's Governance Committee met during the fiscal year ended December 31, 2003.

     None of the Funds has a separate nominating committee. While each Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of each

Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid, for all Funds) participates in the election and nomination of candidates for election as Independent Trustees for the respective Funds for which the Independent Trustee serves. Persons recommended by each Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of each of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     There were seven meetings of the Board of Trustees of each Fund held during the fiscal year ended December 31, 2003. The Independent Trustees of each of the Funds also met twice during that time, in addition to the seven meetings of the full Boards. For the 2003 fiscal year, each Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served held during the time such Trustee was a member of the Board.

     Finally, the Boards have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended December 31, 2003, the Insurance Committee held two meetings. The Derivatives Committee was eliminated as of July 31, 2003.


     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to each Fund's Board of Trustees. Shareholders should send communications intended for each Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each trustee previously noted. Other shareholder communications received by the Funds not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION


     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the Funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.


     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). With the exception of an Audit Committee Meeting, if a Board meeting and a meeting of the Independent Trustees and/or one or more Committee meetings took place on a single day, the Trustees were paid a single meeting fee by the Fund.


     Effective April 1, 2004, the Fund began an unfunded Deferred Compensation Plan (the "Plan") which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The Fund intends that the Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The rights of an eligible Trustee and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.


     Prior to April 1, 2004, the Institutional Funds maintained a similar unfunded Deferred Compensation Plan (the "Prior Plan") which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The Plan amends and supersedes the Prior Plan and all amounts payable under the Prior Plan are now subject to the terms of the Plan (except for amounts due to be paid during the calendar year 2004 which will remain subject to the terms of the Prior Plan).

     The following table shows aggregate compensation paid to the Fund's Trustees from the Fund for the fiscal year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.


                                FUND COMPENSATION


                                                                     AGGREGATE
                                                                   COMPENSATION
NAME OF TRUSTEE                                                      FROM FUND
---------------------------                                        -------------
Michael Bozic(1) (3)                                                  $ 3,340
Charles A. Fiumefreddo*(2)                                              5,849
Edwin J. Garn(1) (3)                                                    3,340
Wayne E. Hedien(1) (2)                                                  3,340
James F. Higgins*                                                           0
Manuel H. Johnson(1)                                                    4,562
Joseph J. Kearns(1)                                                     2,713
Michael Nugent(1) (2)                                                   4,021
Fergus Reid(1) (3)                                                      2,713


----------
(*) Messrs. Fiumefreddo, Higgins and Purcell are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.
(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee, and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.
(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.


     The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2003. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis. Messrs. Bozic, Fiumefreddo, Garn, Hedien, Johnson and Higgins began serving as Trustees of the Institutional Funds on July 31, 2003, and served as Trustees of the Retail Funds during the calendar year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Retail Funds on July 31, 2003, and served as Trustees of the Institutional Funds during the calendar year ended December 31, 2003. Mr. Nugent served as Trustee of both the Institutional Funds and the Retail Funds during the calendar year ended December 31, 2003.


                       CASH COMPENSATION FROM FUND COMPLEX


                              NUMBER OF PORTFOLIOS
                                   IN THE FUND        TOTAL COMPENSATION
                                  COMPLEX FROM          FROM THE FUND
                                WHICH THE TRUSTEE      COMPLEX PAYABLE
NAME OF TRUSTEE               RECEIVED COMPENSATION      TO TRUSTEES
---------------------------   ---------------------   ------------------
Michael Bozic                          208                 $ 164,400
Charles A. Fiumefreddo                 208                   360,000
Edwin J. Garn                          208                   164,400
Wayne E. Hedien                        208                   164,300
James F. Higgins                       208                         0
Dr. Manuel H. Johnson                  208                   228,213
Joseph J. Kearns(1)                    209                   166,710
Michael E. Nugent                      208                   277,441
Fergus Reid(1)                         209                   149,299


----------

(1) Includes amounts deferred at the election of Trustee under the Prior Plan. The total amounts of deferred compensation (including interest) payable or accrued by Messrs. Kearns and Reid are $430,361 and $600,512, respectively.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2003 and the 49 Retail Funds for the calendar year ended December 31, 2003, and the estimated retirement benefits for the Independent Trustees from the Fund for the fiscal year ended December 31, 2003 and from the 49 Retail Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.



                              RETIREMENT BENEFITS ACCRUED AS   ESTIMATED ANNUAL BENEFITS UPON
NAME OF INDEPENDENT TRUSTEE           FUND EXPENSES                    RETIREMENT(1)
---------------------------   ------------------------------   ------------------------------
                                 BY THE    BY ALL ADOPTING        FROM THE  FROM ALL ADOPTING
                                  FUND          FUNDS               FUND          FUNDS
                               ---------   ---------------        --------  -----------------
Michael Bozic                    $ 385        $ 19,842             $   967      $ 47,838
Edwin J. Garn                      604          35,306                 985        47,877
Wayne E. Hedien                    749          38,649                 837        40,839
Dr. Manuel H. Johnson              392          20,125               1,420        70,050
Michael E. Nugent                  661          36,265               1,269        62,646


----------
(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of April 1, 2004, Allstate Life Insurance Company, Allstate Life Insurance Company of New York, and Paragon Life Insurance Company owned 5% or more of each Class of each Portfolio of the Fund for allocation to their respective separate accounts ("Accounts"), none of the Fund's Trustees was a Contract Owner under the Accounts, and the aggregate number of shares of each Portfolio of the Fund allocated to Contracts owned by the Fund's officers as a group was less than one percent of each Portfolio's outstanding Class X or Class Y shares.


     The address of Allstate Life Insurance Company ("Allstate") is 3100 Sanders Road, Northbrook, IL 60062. The address of Allstate Life Insurance Company of New York ("Allstate NY") is One Allstate Drive, P.O. Box 9095, Farmingville, NY 11738. The address of Paragon Life Insurance Company ("Paragon") is 100 South Brentwood, St. Louis, MO 63105.

     Allstate, Allstate New York and Paragon owned the shares of each Class of each Portfolio of the Fund in the following percentages as of April 1, 2004:



CLASS/PORTFOLIO                                  ALLSTATE   ALLSTATE NY   PARAGON
----------------------------------------------   --------   -----------   -------
Class X: The Money Market Portfolio               95.23%       4.54%       0.23%
Class Y: The Money Market Portfolio               96.83%       3.17%         --
Class X: The Limited Duration Portfolio           96.11%       3.89%         --
Class Y: The Limited Duration Portfolio           95.93%       4.07%         --
Class X: The Quality Income Plus Portfolio        94.04%       5.94%       0.02%
Class Y: The Quality Income Plus Portfolio        96.54%       3.46%         --
Class X: The High Yield Portfolio                 97.08%       2.77%       0.15%
Class Y: The High Yield Portfolio                 95.43%       4.57%         --
Class X: The Utilities Portfolio                  94.58%       5.39%       0.03%
Class Y: The Utilities Portfolio                  97.60%       2.40%         --
Class X: The Income Builder Portfolio             96.05%       3.93%       0.02%
Class Y: The Income Builder Portfolio             95.53%       4.47%         --
Class X: The Dividend Growth Portfolio            95.27%       4.53%       0.19%
Class Y: The Dividend Growth Portfolio            96.28%       3.05%         --
Class X: The Global Dividend Growth Portfolio     94.46%       5.16%       0.38%
Class Y: The Global Dividend Growth Portfolio     97.97%       2.03%         --
Class X: The European Growth Portfolio            94.59%       5.07%       0.34%
Class Y: The European Growth Portfolio            97.68%       2.32%         --
Class X: The Equity Portfolio                     96.06%       3.71%       0.22%
Class Y: The Equity Portfolio                     97.89%       1.91%         --
Class X: The S&P 500 Index Portfolio              95.21%       4.79%         --
Class Y: The S&P 500 Index Portfolio              94.71%       2.76%         --
Class X: The Global Advantage Portfolio           94.68%       4.34%       0.98%
Class Y: The Global Advantage Portfolio           98.70%       1.30%         --
Class X: The Aggressive Equity Portfolio          95.96%       4.04%         --
Class Y: The Aggressive Equity Portfolio          94.00%       6.00%         --
Class X: The Information Portfolio                90.35%       9.65%         --
Class Y: The Information Portfolio                98.95%       1.04%
Class X: The Strategist Portfolio                 95.03%       4.84%       0.13%
Class Y: The Strategist Portfolio                 97.02%       2.98%         --


V. INVESTMENT MANAGEMENT AND OTHER SERVICES


A. INVESTMENT MANAGER AND SUB-ADVISOR


     The Investment Manager to each Portfolio is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Effective August 11, 2003, Morgan Stanley Investment Advisors Inc. (the "Investment Manager") entered into a new Sub-Advisory Agreement with Morgan Stanley Investment Management Limited ("MSIM Limited") in respect of the EUROPEAN GROWTH PORTFOLIO, thereby replacing the Sub-Advisory Agreement between the Investment Manager and Morgan Stanley Investment Management Inc. in respect of the EUROPEAN GROWTH PORTFOLIO. Also effective August 11, 2003, the Investment Manager entered into new Sub-Advisory Agreements with MSIM Limited in respect of the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO.

     The Sub-Advisor to the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO is Morgan Stanley Investment Management Limited, a wholly-owned subsidiary of Morgan Stanley and an affiliate of the Investment Manager, whose address is 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide each Portfolio with administrative services, manage its business affairs and, other than with respect to the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO, manage its investments, including the placing of orders for the purchase and sale of portfolio securities. With respect to the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO, the Investment Manager supervises these Portfolios' investments. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of each Portfolio determined as of the close of each business day:



NAME OF PORTFOLIO                             INVESTMENT MANAGEMENT FEE RATES
------------------------------------   --------------------------------------------
The Money Market Portfolio             0.50% of net assets up to $500 million;
                                       0.425% of net assets exceeding $500 million
                                       but not exceeding $750 million; and
                                       0.375% of net assets exceeding $750 million
The Limited Duration Portfolio         0.45% of net assets
The Quality Income Plus Portfolio      0.50% of net assets up to $500 million and
                                       0.45% of net assets exceeding $500 million
The High Yield Portfolio               0.50% of net assets up to $500 million and
                                       0.425% of net assets exceeding $500 million
The Utilities Portfolio                0.65% of net assets up to $500 million;
                                       0.55% of net assets exceeding $500 million
                                       but not exceeding $1 billion; and
                                       0.525% of net assets exceeding $1 billion
The Income Builder Portfolio           0.75% of net assets
The Dividend Growth Portfolio          0.625% of net assets up to $500 million;
                                       0.50% of net assets exceeding $500 million
                                       but not exceeding $1 billion;
                                       0.475% of net assets exceeding $1 billion
                                       but not exceeding $2 billion;
                                       0.45% of net assets exceeding $2 billion
                                       but not exceeding $3 billion; and
                                       0.425% of net assets exceeding $3 billion
The Global Dividend Growth Portfolio   0.75% of net assets up to $1 billion and
                                       0.725% of net assets exceeding $1 billion
The European Growth Portfolio          0.95% of net assets up to $500 million and
                                       0.90% of net assets exceeding $500 million
The Equity Portfolio                   0.50% of net assets up to $1 billion;
                                       0.475% of net assets exceeding $1 billion
                                       but not exceeding $2 billion; and
                                       0.450% of net assets exceeding $2 billion
The S&P 500 Index Portfolio            0.40% of net assets1
The Global Advantage Portfolio         0.65% of net assets
The Aggressive Equity Portfolio        0.75% of net assets
The Information Portfolio              0.75% of net assets
The Strategist Portfolio               0.50% of net assets up to $1.5 billion and
                                       0.475% of net assets exceeding $1.5 billion


     With respect to each Portfolio, the management fee is allocated among the Classes pro rata based on the net assets of the Portfolio attributable to each Class.

----------

(1) Effective May 1, 2004, the Investment Manager has reduced the compensation provided for under its Management Agreement to 0.20% of the Portfolio's average daily net assets and has permanently undertaken to cap total expenses of the Portfolio (other than brokerage and 12b-1 fees) at 0.40% of average daily net assets.

     For the fiscal years ended December 31, 2001, 2002 and 2003, the Investment Manager accrued compensation under the Management Agreement as follows:



                                        COMPENSATION ACCRUED FOR THE FISCAL YEAR
                                                   ENDED DECEMBER 31,
                                        ----------------------------------------
NAME OF PORTFOLIO                           2001          2002          2003
------------------------------------    ------------  ------------  ------------
The Money Market Portfolio              $  2,487,979  $  2,714,244  $  2,181,869
The Limited Duration Portfolio               115,398       429,949       823,570
The Quality Income Plus Portfolio          2,297,200     2,530,679     2,638,454
The High Yield Portfolio                     514,608       309,798       374,498
The Utilities Portfolio                    2,940,607     1,707,009     1,286,270
The Income Builder Portfolio                 502,750       504,889       553,630
The Dividend Growth Portfolio              7,727,136     6,244,877     5,121,875
The Global Dividend Growth Portfolio       2,459,977     1,978,338     1,708,092
The European Growth Portfolio              3,806,995     2,643,266     1,970,388
The Equity Portfolio                       6,418,456     4,387,026     3,404,846
The S&P 500 Index Portfolio                  837,012       768,237       834,257
The Global Advantage Portfolio               374,809       235,208       190,822
The Aggressive Equity Portfolio              797,144       539,673       461,157
The Information Portfolio                     64,005        66,017        86,124
The Strategist Portfolio                   3,124,988     2,493,841     2,199,426
                                        ------------  ------------  ------------
     Total                              $ 34,952,465  $ 27,880,251  $ 23,835,278
                                        ============  ============  ============


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


     Under Sub-Advisory Agreements (the "Sub-Advisory Agreements") between the Sub-Advisor and the Investment Manager respecting the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO, the Sub-Advisor provides these Portfolios with investment advice and portfolio management, subject to the overall supervision of the Investment Manager. The Investment Manager pays the Sub-Advisor on a monthly basis a portion of the net management fees the Investment Manager receives from the Fund in respect of each of the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO.

     For the fiscal years ended December 31, 2001, 2002 and for the period January 1, 2003 through August 10, 2003, the former sub-advisor, Morgan Stanley Investment Management Inc., with respect to the EUROPEAN GROWTH PORTFOLIO, accrued compensation under the former sub-advisory agreement with the Investment Manager as follows:



                                                                    FOR THE PERIOD
                                                                  JANUARY 1, 2003 -
NAME OF PORTFOLIO                           2001         2002      AUGUST 10, 2003
-----------------------------           -----------  -----------  -----------------
The European Growth Portfolio           $ 1,522,798  $ 1,057,306          $ 467,207



     For the period August 11, 2003 through December 31, 2003, the sub-advisor, Morgan Stanley Investment Management Limited, with respect to the EUROPEAN GROWTH PORTFOLIO, GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO, accrued compensation under the respective sub-advisory agreements with the Investment Manager as follows:



                                                                    FOR THE PERIOD
                                                                  AUGUST 11, 2003 -
NAME OF PORTFOLIO                                                 DECEMBER 31, 2003
------------------------------------                              -----------------
The European Growth Portfolio                                             $ 320,948
The Global Advantage Portfolio                                               36,510
The Global Dividend Growth Portfolio                                        288,186



     In approving the Management Agreement and (in the case of the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO) the Sub-Advisory Agreements, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager and the Sub-Advisor, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, each Portfolio's shares are distributed by the Distributor. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Portfolios or their shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND SUB-ADVISOR


     Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. Each of the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO has retained the Investment Manager to supervise the investment of its assets.


     Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     The services provided by the Sub-Advisor are discussed above under "Investment Manager and Sub-Advisor."


     Expenses not expressly assumed by the Investment Manager under the Management Agreement, by the Sub-Advisor for the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO under the Sub-Advisory Agreements, or by the Distributor will be paid by the Portfolios. Each Portfolio pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated based on the asset sizes of the Portfolios. The Portfolios' direct expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Fund under federal and state securities laws; shareholder servicing costs, charges and expenses of any outside service used for pricing of the Portfolios' shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (or the Sub-Advisor) (not including compensation or expenses of attorneys who are employees of the Investment Manager (or the Sub-Advisor)); fees and expenses of the Fund's independent auditors; interest on Portfolio borrowings; and all other expenses attributable to a particular Portfolio. The 12b-1 fees relating to Class Y will be allocated directly to Class Y. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     Expenses which are allocated on the basis of size of the respective Portfolios include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager (or the Sub-Advisor) or any corporate affiliate of the Investment Manager (or the Sub-Advisor); state franchise taxes; SEC fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size to the respective Portfolios. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. The Trustees have determined that this is an appropriate method of allocation of expenses.

     Each of the Management Agreement and the Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager and the Sub-Advisor, respectively, are not liable to the Fund or any of its investors (and, in the case of the Sub-Advisory Agreement, to the Investment Manager) for any act or omission or for any losses sustained by the Fund or its investors.

     Each of the Management Agreement and the Sub-Advisory Agreement will remain in effect from year to year provided continuance of the applicable Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of each affected Portfolio, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"). Under the Plan, Class Y shares of each Portfolio bear a distribution fee paid to the Distributor which is accrued daily and payable monthly at the annual rate of 0.25% of the average daily net assets of the Class.


     The Plan provides that each Portfolio's distribution fee shall compensate the Distributor, Morgan Stanley DW and its affiliates, and other selected broker-dealers for expenses they incur in connection with the distribution of the Portfolio's Class Y shares. These expenses may include: (i) cost incurred in providing personal services to shareholders; (ii) overhead and other branch office distribution-related expenses including, but not limited to, expenses of operating the Distributor's or other broker-dealers' offices used for selling Portfolio shares (E.G., lease and utility costs, salaries and employee benefits of operations and sales support personnel, costs related to client sales seminars and telephone expenses); (iii) printing and mailing costs relating to prospectuses and reports (for new shareholders); and (iv) costs incurred in connection with advertising materials and sales literature. In addition, payments to the Distributor may be used by the Distributor to compensate insurance companies for shareholder services, which include, but are not limited to, education of agents concerning the Portfolios, compensation of agents and servicing contract owners.


     Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred on behalf of each Portfolio during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund.

     For the fiscal year ended December 31, 2003, Class Y shares of the Portfolios accrued amounts payable under the Plan as follows:



                                                        COMPENSATION ACCRUED FOR
                                                            FISCAL YEAR ENDED
NAME OF PORTFOLIO                                           DECEMBER 31, 2003
-----------------                                       ------------------------
The Money Market Portfolio                                     $ 267,574
The Limited Duration Portfolio                                   271,626
The Quality Income Plus Portfolio                                329,914
The High Yield Portfolio                                          55,972
The Utilities Portfolio                                           55,454
The Income Builder Portfolio                                      61,192
The Dividend Growth Portfolio                                    221,949
The Global Dividend Growth Portfolio                              74,318
The European Growth Portfolio                                     66,347
The Equity Portfolio                                             200,408
The S&P 500 Index Portfolio                                      223,491
The Global Advantage Portfolio                                    15,846
The Aggressive Equity Portfolio                                   54,408
The Information Portfolio                                         20,823
The Strategist Portfolio                                         174,930


     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination, the Trustees considered: (1) the benefits each Portfolio would be likely to obtain under the Plan, including that without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain a competitive and effective system for distribution and servicing of Contract Owners and maintenance of their accounts; and (2) what services would be provided under the Plan to Contract Owners. Based upon their review, the Trustees, including each of the Independent Trustees, determined that approval of the Plan would be in the best interests of each Portfolio and would have a reasonable likelihood of continuing to benefit the Portfolio and Contract Owners. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the Class Y shareholders of each affected Portfolio, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated as to a Portfolio at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan, except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Portfolios.

E. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-DISBURSING AGENT


     Morgan Stanley Trust is the transfer agent for each Portfolio's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


(2) CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of each Portfolio's assets, other than those of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the INFORMATION PORTFOLIO. JPMorgan Chase Bank, One Chase Plaza, New York, NY 10005, is the Custodian of the assets of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the INFORMATION PORTFOLIO. Any Portfolio's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, of the Sub-Advisor and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, tabulating proxies and maintaining shareholder records and lists. For these services, the Transfer Agent receives an annual fee of $500 per account from each Portfolio and is reimbursed for its out-of-pocket expenses in connection with such services.

F. CODES OF ETHICS

     The Fund, the Investment Manager, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Trustees, the Investment Manager and for the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO, the Sub-Advisor is responsible for decisions to buy and sell securities for each Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. Certain securities (e.g., certain money market instruments) are purchased directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended December 31, 2001, 2002 and 2003, the Portfolios paid brokerage commissions as follows:



                                            BROKERAGE          BROKERAGE          BROKERAGE
                                        COMMISSIONS PAID   COMMISSIONS PAID   COMMISSIONS PAID
                                         FOR FISCAL YEAR    FOR FISCAL YEAR    FOR FISCAL YEAR
NAME OF PORTFOLIO                        ENDED 12/31/01     ENDED 12/31/02     ENDED 12/31/03
------------------------------------    ----------------   ----------------   ----------------
The Money Market Portfolio                $        -0-       $        -0-       $        -0-
The Limited Duration Portfolio                     -0-                -0-              9,529
The Quality Income Plus Portfolio                  -0-             39,468             30,639
The High Yield Portfolio                           -0-                432              7,924
The Utilities Portfolio                        391,871            499,330            260,953
The Income Builder Portfolio                    56,207            108,299             70,318
The Dividend Growth Portfolio                  982,093          1,077,385          1,301,958
The Global Dividend Growth Portfolio           202,567            197,619            299,387
The European Growth Portfolio                  926,664            593,863            685,396
The Equity Portfolio                         6,179,574          5,080,412          3,921,397
The S&P 500 Index Portfolio                     22,985             36,891             49,473
The Global Advantage Portfolio                  62,179             61,814            102,915
The Aggressive Equity Portfolio                652,259            497,829            335,995
The Information Portfolio                       25,815             58,242            115,308
The Strategist Portfolio                       470,094            785,621            598,220
                                          ------------       ------------       ------------
     Total                                $ 10,294,201       $  9,345,109       $  7,789,412
                                          ============       ============       ============


B. COMMISSIONS

     Pursuant to an order of the SEC, the Portfolios may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Portfolios will limit their transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended December 31, 2001, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Portfolios, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended December 31, 2001 and 2002, the Portfolios paid brokerage commissions to Morgan Stanley DW as follows:



                                                      BROKERAGE COMMISSIONS PAID
                                                         TO MORGAN STANLEY DW
                                                         FOR FISCAL YEAR ENDED
                                                      --------------------------
NAME OF PORTFOLIO                                       12/31/01      12/31/02
------------------------------------                  ------------  ------------
The Money Market Portfolio                              $     -0-     $    -0-
The Limited Duration Portfolio                                -0-          -0-
The Quality Income Plus Portfolio                             -0-          -0-
The High Yield Portfolio                                      -0-          -0-
The Utilities Portfolio                                    16,245        1,350
The Income Builder Portfolio                               18,666        3,465
The Dividend Growth Portfolio                              93,430        7,380
The Global Dividend Growth Portfolio                        5,378        5,076
The European Growth Portfolio                                 -0-          -0-
The Equity Portfolio                                       70,637          806
The S&P 500 Index Portfolio                                   -0-          -0-
The Global Advantage Portfolio                                399          -0-
The Aggressive Equity Portfolio                            11,490       17,522
The Information Portfolio                                  13,994        3,479
The Strategist Portfolio                                   26,114          -0-
                                                        ---------     --------
     Total                                              $ 256,353     $ 39,078
                                                        =========     ========



     For the fiscal year ended December 31, 2003, the Portfolios did not pay any brokerage commissions to Morgan Stanley DW.

     During the fiscal years ended December 31, 2001 and 2002, the Portfolios paid brokerage commissions to Morgan Stanley & Co. as follows:



                                                         BROKERAGE COMMISSIONS
                                                       PAID TO MORGAN STANLEY &
                                                       CO. FOR FISCAL YEAR ENDED
                                                      --------------------------
NAME OF PORTFOLIO                                       12/31/01      12/31/02
------------------------------------                  ------------  ------------
The Money Market Portfolio                              $     -0-     $     -0-
The Limited Duration Portfolio                                -0-           -0-
The Quality Income Plus Portfolio                             -0-           -0-
The High Yield Portfolio                                      -0-           -0-
The Utilities Portfolio                                    26,581       163,944
The Income Builder Portfolio                                2,792        17,023
The Dividend Growth Portfolio                             131,486       133,515
The Global Dividend Growth Portfolio                       22,298        34,085
The European Growth Portfolio                                 -0-           -0-
The Equity Portfolio                                      589,325       419,398
The S&P 500 Index Portfolio                                   131           -0-
The Global Advantage Portfolio                             49,471        21,750
The Aggressive Equity Portfolio                            65,534        84,132
The Information Portfolio                                     121         9,553
The Strategist Portfolio                                   37,215        50,299
                                                        ---------     ---------
     Total                                              $ 924,954     $ 933,699
                                                        =========     =========

     For the fiscal year ended December 31, 2003, the Portfolios paid brokerage commissions to Morgan Stanley & Co. as follows:



                                                                                             PERCENTAGE OF
                                                                                            AGGREGATE DOLLAR
                                                                                           AMOUNT OF EXECUTED
                                                                       PERCENTAGE OF        TRADES ON WHICH
                                          BROKERAGE COMMISSIONS     AGGREGATE BROKERAGE        BROKERAGE
                                              PAID TO MORGAN          COMMISSIONS FOR       COMMISSIONS WERE
                                         STANLEY & CO. FOR FISCAL    FISCAL YEAR ENDED    PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                          YEAR ENDED 12/31/03           12/31/03            ENDED 12/31/03
------------------------------------     ------------------------   -------------------   --------------------
The Money Market Portfolio                       $     -0-                 0.00%                  0.00%
The Limited Duration Portfolio                         -0-                 0.00%                  0.00%
The Quality Income Plus Portfolio                      -0-                 0.00%                  0.00%
The High Yield Portfolio                               -0-                 0.00%                  0.00%
The Utilities Portfolio                             65,194                24.98%                 25.78%
The Income Builder Portfolio                         1,888                 2.68%                  3.26%
The Dividend Growth Portfolio                      122,480                 9.41%                 11.34%
The Global Dividend Growth Portfolio                 9,121                 3.05%                  1.77%
The European Growth Portfolio                          -0-                 0.00%                  0.00%
The Equity Portfolio                               346,907                 8.85%                 10.44%
The S&P 500 Index Portfolio                            -0-                 0.00%                  0.00%
The Global Advantage Portfolio                       5,514                 5.36%                  3.45%
The Aggressive Equity Portfolio                     39,251                11.68%                 13.89%
The Information Portfolio                            8,091                 7.02%                  4.50%
The Strategist Portfolio                            45,219                 7.56%                 10.75%
                                                 ---------
     Total                                       $ 643,665
                                                 =========



     For the fiscal year ended December 31, 2003, the GLOBAL DIVIDEND GROWTH PORTFOLIO paid a total of $1,900 in brokerage commissions to Morgan Stanley & Co. International Limited. During the fiscal year ended December 31, 2003, the brokerage commissions paid to Morgan Stanley & Co. International Limited represented approximately 0.63% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 0.27% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. BROKERAGE SELECTION


     The policy of the Fund regarding purchases and sales of securities for the Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager (or, if applicable, the Sub-Advisor) from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager (or, if applicable, the Sub-Advisor) relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     The Fund anticipates that certain Portfolio transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement each Portfolio's policies, the Investment Manager (or, if applicable, the Sub-Advisor) effects transactions with those brokers and dealers who the Investment Manager (or, if applicable, the Sub-Advisor) believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager (or, if applicable, the Sub-Advisor) believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager (or, if applicable, the Sub-Advisor). The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager (or, if applicable, the Sub-Advisor) from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit a Portfolio directly.

     The Investment Manager, the Sub-Advisor and certain of their affiliates currently serve as investment advisors to a number of clients, including other investment companies, and may in the future act as investment advisors to others. It is the practice of the Investment Manager, the Sub-Advisor (if applicable) and their affiliates to cause purchase and sale transactions to be allocated among the Portfolios and clients whose assets they manage in such manner as they deem equitable. In making such allocations among the Portfolios and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Investment Manager, the Sub-Advisor and their affiliates may operate one or more order placement facilities, and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


     During the fiscal year ended December 31, 2003, the Portfolios paid brokerage commissions to brokers because of research services provided, as follows:



                                                                            AGGREGATE DOLLAR AMOUNT
                                             BROKERAGE COMMISSIONS        OF TRANSACTIONS FOR WHICH
                                           DIRECTED IN CONNECTION WITH      SUCH COMMISSIONS WERE
                                         RESEARCH SERVICES PROVIDED FOR   PAID FOR FISCAL YEAR ENDED
NAME OF PORTFOLIO                          FISCAL YEAR ENDED 12/31/03              12/31/03
------------------------------------     ------------------------------   --------------------------
The Money Market Portfolio                        $       -0-                   $           -0-
The Limited Duration Portfolio                            -0-                               -0-
The Quality Income Plus Portfolio                         -0-                               -0-
The High Yield Portfolio                                2,896                           164,709
The Utilities Portfolio                               135,475                        70,043,934
The Income Builder Portfolio                           57,686                        36,602,541
The Dividend Growth Portfolio                         914,645                       566,479,360
The Global Dividend Growth Portfolio                  236,565                       191,857,641
The European Growth Portfolio                         537,883                       282,628,972
The Equity Portfolio                                3,048,051                     1,984,540,071
The S&P 500 Index Portfolio                             6,296                         5,387,148
The Global Advantage Portfolio                         91,502                        48,763,933
The Aggressive Equity Portfolio                       244,038                       158,238,006
The Information Portfolio                              98,854                        37,818,530
The Strategist Portfolio                              454,926                       224,625,169
                                                  -----------                   ---------------
     Total                                        $ 5,828,817                   $ 3,607,150,014
                                                  ===========                   ===============

E. REGULAR BROKER-DEALERS


     During the fiscal year ended December 31, 2003, the Portfolios purchased securities issued by the following issuers, which were among the ten brokers or the ten dealers that executed transactions for or with the Fund or the Portfolio in the largest dollar amounts during the year:



NAME OF PORTFOLIO                                          ISSUER
------------------------------------     -------------------------------------------
The Money Market Portfolio               UBS Finance (Delaware) LLC
                                         Citicorp
                                         Goldman, Sachs Group, LLC
                                         Bank of America

The Limited Duration Portfolio           Bank of New York (The)
                                         JP Morgan Chase & Co.
                                         Citigroup Global Markets Inc.
                                         Prudential Funding LLC
                                         Goldman Sachs Group Inc.
                                         Bank of America Corp.

The Quality Income Plus Portfolio        Goldman Sachs & Co.
                                         Lehman Brothers Inc.
                                         Prudential Securities Inc.
                                         Bank of New York (The)
                                         Citigroup Inc.

The High Yield Portfolio                 None

The Utilities Portfolio                  None

The Income Builder Portfolio             Citigroup Global Markets Inc.
                                         J.P. Morgan Chase & Co. Inc.
                                         Prudential Securities LLC
                                         Lehman Brothers Inc.
                                         Merrill Lynch, Pierce, Fenner & Smith Inc.
                                         Bank of America LLC

The Dividend Growth Portfolio            Bank of America Corp.
                                         Bank of New York Co., Inc. (The)
                                         Citigroup Inc.
                                         Goldman, Sachs Group Inc. (The)
                                         J.P. Morgan & Chase Co.
                                         Lehman Brothers Holdings Inc.
                                         Merrill Lynch & Co., Inc.

The Global Dividend Growth Portfolio     J.P. Morgan Chase & Co.
                                         Merrill Lynch & Co., Inc.
                                         Prudential Financial Inc.
                                         UBS AG
                                         Credit Suisse Group

The European Growth Portfolio            UBS Securities LLC
                                         CS First Boston Corp.
                                         Prudential Securities LLC

The Equity Portfolio                     Bank of New York (The)
                                         Citigroup Inc.
                                         Morgan (JP) Securities Inc.
                                         Bear Sterns & Co. Inc.
                                         Goldman Sachs & Co.
                                         Lehman Brothers Inc.
                                         Merrill, Lynch, Pierce, Fenner & Smith Inc.
                                         Bank of America Corp.

NAME OF PORTFOLIO                                          ISSUER
------------------------------------     ------------------------------------------
The S&P 500 Index Portfolio              Bank of New York (The)
                                         Citigroup Inc.
                                         JP Morgan Chase & Co.
                                         Prudential Financial Inc.
                                         Bear, Stearns & Co. Inc.
                                         Goldman Sachs Group Inc.
                                         Lehman Brothers Holdings Inc.
                                         Merrill Lynch & Co., Inc.
                                         Morgan Stanley
                                         Bank America Corp.

The Global Advantage Portfolio           Citigroup Inc.
                                         JP Morgan Chase & Co.
                                         Goldman Sachs Group Inc.
                                         Lehman Brothers Holdings Inc.
                                         Merrill Lynch & Co., Inc.
                                         Bank of America Corp.
                                         UBS AG

The Aggressive Equity                    Goldman Sachs Group Inc.
                                         Citigroup Inc.
                                         Merrill Lynch & Co., Inc.
                                         Lehman Brothers Holdings, Inc.

The Information Portfolio                None

The Strategist Portfolio                 Citigroup Global Markets Inc.
                                         Goldman, Sachs & Co.
                                         Bank of New York (The)



     At December 31, 2003, the Portfolios held securities issued by such brokers or dealers with the following market values:



                                                                                       MARKET VALUE
NAME OF PORTFOLIO                                          ISSUER                      AT 12/31/03
------------------------------------     ------------------------------------------   -------------
The Money Market Portfolio               Citicorp                                     $  16,479,522
                                         UBS Finance (Delaware) LLC                      15,999,573
                                         Goldman Sachs Group, LLC                         9,992,200
                                         Bank of America                                  8,000,000

The Limited Duration Portfolio           Citigroup Global Markets Inc.                    4,909,949
                                         Morgan (JP) Securities Inc.                      3,829,209
                                         Lehman Brothers Holdings, Inc.                     933,209
                                         Prudential Securities Inc.                         896,581
                                         Goldman Sachs Group Inc.                           851,786
                                         Banc of America Securities                         735,425
                                         Bank of New York (The)                             230,513

The Quality Income Plus Portfolio        Morgan (JP) Securities Inc.                      8,017,306
                                         Prudential Securities Inc.                       6,809,061
                                         Citigroup Inc.                                   6,013,885
                                         Goldman Sachs & Co.                              5,590,266
                                         Lehman Brothers Inc.                             4,950,158
                                         Bank of New York (The)                           1,109,679

                                                                                       MARKET VALUE
NAME OF PORTFOLIO                        ISSUER                                        AT 12/31/03
------------------------------------     ------------------------------------------   -------------
The Income Builder Portfolio             Citigroup Global Markets Inc.                $   1,083,413
                                         Merrill Lynch, Pierce, Fenner & Smith Inc.         892,067
                                         J.P. Morgan Chase & Co.                            856,544
                                         Prudential Securities LLC                          688,787
                                         Lehman Brothers Inc.                               633,204
                                         Bank of America LLC                                541,294

The Dividend Growth Portfolio            Bank of America Corp.                        $  31,617,034
                                         Citigroup Inc.                                  25,900,944
                                         Merrill Lynch & Co., Inc.                       22,797,255
                                         Goldman Sachs Group Inc. (The)                  10,702,332
                                         Lehman Brothers Holdings Inc.                    8,471,034
                                         J.P. Morgan & Chase Co.                          7,918,988
                                         Bank of New York Co., Inc. (The)                 5,156,784

The Global Dividend Growth Portfolio     Merrill Lynch & Co., Inc.                    $   2,421,776
                                         Prudential Financial Inc.                        2,132,150
                                         UBS AG                                           1,590,558
                                         J.P. Morgan Chase & Co.                          1,381,930

The European Growth Portfolio            UBS Securities LLC                           $   6,060,300
                                         Prudential Securities LLC                        2,927,139

The Equity Portfolio                     Lehman Brothers Inc.                         $  11,096,514
                                         Merrill Lynch, Pierce, Fenner & Smith Inc.       9,823,875
                                         Goldman Sachs & Co.                              9,162,144
                                         Citigroup Inc.                                   7,358,664
                                         Bank of New York (The)                           4,971,312
                                         Bank of America Corp.                            3,160,899

The S&P 500 Index Portfolio              Citigroup, Inc.                              $   6,303,259
                                         Bank of America Corp.                            3,008,162
                                         J.P. Morgan Chase & Co.                          1,886,416
                                         Morgan Stanley                                   1,577,710
                                         Merrill Lynch & Co., Inc.                        1,395,635
                                         Goldman Sachs Group, Inc. (The)                  1,176,664
                                         Bank of New York Co., Inc. (The)                   644,946
                                         Prudential Financial, Inc.                         568,323
                                         Lehman Brothers Holdings Inc.                      527,799
                                         Bear Stearns Companies, Inc. (The)                 197,237

The Global Advantage Portfolio           Citigroup Inc.                               $     786,202
                                         Morgan (JP) Securities Inc.                        499,895
                                         UBS AG                                             448,388
                                         Bank of America Corp.                              433,196
                                         Deutsche Bank                                      270,105
                                         Prudential Securities Inc.                         224,237

The Aggressive Equity                    Citigroup Inc.                               $   1,223,208
                                         Goldman Sachs Group Inc. (The)                     602,253
                                         Lehman Brothers Holdings, Inc.                     494,208
                                         Merrill Lynch & Co., Inc.                          416,415
                                         UBS AG                                             190,372

                                                                                       MARKET VALUE
NAME OF PORTFOLIO                                          ISSUER                      AT 12/31/03
------------------------------------     ------------------------------------------   -------------
The Strategist Portfolio                 Citigroup Global Markets Inc.                $   8,495,295
                                         J.P. Morgan Chase & Co.                          8,327,524
                                         Bank of America LLC                              4,906,230
                                         Prudential Securities LLC                        1,110,219
                                         Goldman Sachs & Co.                                561,762
                                         Bank of New York (The)                              80,412



F. REVENUE SHARING

     The Investment Manager and/or Distributor may pay compensation, out of their own funds and not as an additional charge to the Portfolios, to affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies or their affiliates ("Intermediaries"), in connection with the sale, distribution, retention and/or servicing of Class X shares of the Portfolios. For example, the Investment Manager or the Distributor may pay compensation to Intermediaries for the purpose of promoting the sale of Portfolio Class X shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. The additional payments are generally based on current assets but may also be based on other measures as determined from time to time by the Investment Manager or Distributor (e.g. gross sales or number of accounts). The amount of these payments, as determined from time to time by the Investment Manager or the Distributor, may be substantial and may be different for different Intermediaries.

     With respect to Morgan Stanley DW, these payments currently include annual amounts up to 0.15% of the average daily net assets of Class X shares of each Portfolio. Morgan Stanley DW uses these amounts to compensate its Financial Advisors.

    The prospect of receiving, or the receipt of, additional compensation, as described above, by Intermediaries out of the Investment Manager's or Distributor's own funds, may provide Intermediaries and/or their salespersons with an incentive to favor sales of Class X shares of the Portfolios over other investment options with respect to which the Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for Class X shares of a Portfolio or the amount that a Portfolio receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio Class X shares.


VII. CAPITAL STOCK AND OTHER SECURITIES

     The shareholders of each Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund's shares of beneficial interest are divided currently into sixteen Portfolios. All shares of beneficial interest of the Fund are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne by such Class (if any) or any other matter in which the interests of one Class differ from the interests of any other Class.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional Portfolios and additional Classes of shares within any Portfolio. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus for each Class.


     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


     Shareholders have the right to vote on the election of Trustees of the Fund and on any and all matters on which by law or the provisions of the Fund's By-Laws they may be entitled to vote. To the extent required by law, insurance companies, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account established to fund the benefits under either a flexible premium deferred variable annuity Contract or a flexible premium variable life insurance Contract in accordance with instructions from the owners of such Contracts. Shareholders of all Portfolios vote for a single set of Trustees.

     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

     On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio.

     With respect to the submission to shareholder vote of a matter requiring separate voting by Portfolio, the matter shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the matter, notwithstanding that:
(1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Portfolio shares are offered (and how they are redeemed) is provided in each of the Fund's Class X and Class Y PROSPECTUSES.

B. OFFERING PRICE

     The price of each Portfolio share, called "net asset value," is based on the value of the Portfolio's securities. Net asset value per share of each of Class X and Class Y shares is calculated by dividing the value of the portion of each Portfolio's securities and other assets attributable to each Class, respectively, less the liabilities attributable to each Class, respectively, by the number of shares of the Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     The MONEY MARKET PORTFOLIO, however, utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The MONEY MARKET PORTFOLIO utilizes this method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the MONEY MARKET PORTFOLIO would receive if it sold the investment. During such periods, the yield to investors in the MONEY MARKET PORTFOLIO may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the MONEY MARKET PORTFOLIO would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

     The use of the amortized cost method to value the portfolio securities of the MONEY MARKET PORTFOLIO and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the MONEY MARKET PORTFOLIO) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the MONEY MARKET PORTFOLIO'S capital the necessary shares that represent the amount of excess upon such determination. Each Contract Owner will be deemed to have agreed to such contribution in these circumstances by allocating investment under his or her Contract to the MONEY MARKET PORTFOLIO.

     Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the MONEY MARKET PORTFOLIO'S interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

     A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

     An Eligible Security is generally defined in the Rule to mean (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) a security: (A) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and (B) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligations within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be subcategories or gradations indicating relative standing); or (iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the Trustees. The MONEY MARKET PORTFOLIO will limit its investments to securities that meet the requirements for Eligible Securities.

     As permitted by the Rule, the Board has delegated to the Fund's Investment Manager, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.


     Also, as required by the Rule, the MONEY MARKET PORTFOLIO will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Portfolio's total assets in all such securities; and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.


     The presence of a line of credit or other credit facility offered by a bank or other financial institution, which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

     The Rule further requires that the MONEY MARKET PORTFOLIO limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

     If the Trustees determine that it is no longer in the best interests of the MONEY MARKET PORTFOLIO and its shareholders to maintain a stable price of $1.00 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Portfolio of any such change.


     In the calculation of a Portfolio's net asset value (other than the MONEY MARKET PORTFOLIO): (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the NASDAQ is valued at the NASDAQ Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last report bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the board of the Fund. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or if applicable, the Sub-Advisor) that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


     Certain of the Portfolios' securities (other than securities of the MONEY MARKET PORTFOLIO) may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.


     Listed options on securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE PORTFOLIOS AND SHAREHOLDERS

     Each of the Portfolios is treated as a separate entity for federal tax purposes. Each of the Portfolios intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, each of the Portfolios will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. Each of the Portfolios generally intends to distribute sufficient income and gains so that each of the Portfolios will not pay corporate income tax on its earnings.

     Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each Portfolio intends to comply with these requirements.

     Information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance Contracts is contained in the accompanying prospectus for the applicable Contract.

X. UNDERWRITERS

     The Portfolios' shares are offered on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."


XI. PERFORMANCE DATA

     The current yield of the MONEY MARKET PORTFOLIO for the seven days ended December 31, 2003 was 0.51% for Class X shares and 0.27% for Class Y shares. The seven day effective yield on December 31, 2003 was 0.51% for Class X shares and 0.27% for Class Y shares, assuming daily compounding.

     For the 30-day period ended December 31, 2003, the yield of the LIMITED DURATION PORTFOLIO was 1.79% for Class X shares and 1.54% for Class Y shares; the yield of the QUALITY INCOME PLUS PORTFOLIO was 4.62% for Class X shares and 4.37% for Class Y shares; the yield of the HIGH YIELD PORTFOLIO was 6.22% for Class X shares and 5.97% for Class Y shares; and the yield of the UTILITIES PORTFOLIO was 2.63% for Class X shares and 2.38% for Class Y shares.

CLASS X SHARES



                                                                                                                  AVERAGE ANNUAL
                                                                                                                 TOTAL RETURN FOR
                                                                                                                    PERIOD FROM
                                                                          AVERAGE ANNUAL      AVERAGE ANNUAL       COMMENCEMENT
                                                     TOTAL RETURN FOR    TOTAL RETURN FOR    TOTAL RETURN FOR      OF OPERATIONS
                                                     FISCAL YEAR ENDED   FIVE YEARS ENDED     TEN YEARS ENDED         THROUGH
NAME OF PORTFOLIO                DATE OF INCEPTION   DECEMBER 31, 2003   DECEMBER 31, 2003   DECEMBER 31, 2003   DECEMBER 31, 2003
-----------------                -----------------   -----------------   -----------------   -----------------   -----------------
The Money Market
   Portfolio                         03/09/84               0.67%               3.33%               4.16%               5.33%
The Limited Duration
   Portfolio                         05/04/99               2.23%                 --                  --                4.37%
The Quality Income
   Plus Portfolio                    03/01/87               8.45%               5.91%               6.61%               8.00%
The High Yield
   Portfolio                         03/09/84              27.73%             -12.07%              -3.61%               3.29%
The Utilities Portfolio              03/01/90              17.34%              -4.84%               4.56%               7.05%
The Income Builder
   Portfolio                         01/21/97              20.84%               4.13%                 --                6.49%
The Dividend Growth
   Portfolio                         03/01/90              27.89%               0.43%               9.14%               9.46%
The Global Dividend
   Growth Portfolio                  02/23/94              32.07%               3.90%                 --                8.32%
The European Growth
   Portfolio                         03/01/91              29.03%               0.48%              10.09%              11.14%
The Equity Portfolio                 03/09/84              22.80%              -0.33%              10.38%              12.15%
The S&P 500 Index
   Portfolio                         05/18/98              27.85%              -1.07%                 --                1.10%
The Global Advantage
   Portfolio                         05/18/98              31.12%              -3.56%                 --               -3.50%
The Aggressive Equity
   Portfolio                         05/04/99              26.06%                 --                  --                0.04%
The Information
   Portfolio                          11/6/00              61.07%                 --                  --              -20.40%
The Strategist
   Portfolio                         03/01/87              26.24%               4.04%               8.66%               9.30%

CLASS Y SHARES


                                                                                       AVERAGE ANNUAL TOTAL
                                     DATE OF INCEPTION                             RETURN FOR PERIOD FROM FIRST
                                     OR FIRST OFFERING   TOTAL RETURN FOR FISCAL    OFFERING OF CLASS Y SHARES
                                       OF SHARES OF            YEAR ENDED                     THROUGH
NAME OF PORTFOLIO                        THE CLASS          DECEMBER 31, 2003            DECEMBER 31, 2003
-----------------                    -----------------   -----------------------   ----------------------------
The Money Market Portfolio                06/05/00                 0.42%                       2.39%
The Limited Duration Portfolio            06/05/00                 1.98%                       4.51%
The Quality Income Plus Portfolio         06/05/00                 8.09%                       8.71%
The High Yield Portfolio                  06/05/00                27.43%                     -15.60%
The Utilities Portfolio                   06/05/00                17.17%                     -10.21%
The Income Builder Portfolio              06/05/00                20.51%                       3.86%
The Dividend Growth Portfolio             06/05/00                27.52%                       1.69%
The Global Dividend Growth
   Portfolio                              06/05/00                31.64%                       2.07%
The European Growth Portfolio             06/05/00                28.70%                      -7.14%
The Equity Portfolio                      06/05/00                22.55%                     -10.46%
The S&P 500 Index Portfolio               06/05/00                27.54%                      -6.76%
The Global Advantage Portfolio            06/05/00                30.75%                     -10.61%
The Aggressive Equity Portfolio           06/05/00                25.77%                     -10.40%
The Information Portfolio                 11/06/00                60.61%                     -20.61%
The Strategist Portfolio                  06/05/00                25.88%                       0.38%



CLASS X SHARES



                                                                                                                 TOTAL RETURN FOR
                                                                                                                    PERIOD FROM
                                                                                                                   COMMENCEMENT
                                                     TOTAL RETURN FOR     TOTAL RETURN FOR    TOTAL RETURN FOR     OF OPERATIONS
                                                     FISCAL YEAR ENDED    FIVE YEARS ENDED    TEN YEARS ENDED         THROUGH
NAME OF PORTFOLIO                DATE OF INCEPTION   DECEMBER 31, 2003   DECEMBER 31, 2003   DECEMBER 31, 2003   DECEMBER 31, 2003
-----------------                -----------------   -----------------   -----------------   -----------------   -----------------
The Money Market
   Portfolio                         03/09/84               0.67%              17.79%              50.33%             179.77%
The Limited Duration
   Portfolio                         05/04/99               2.23%                 --                  --               22.03%
The Quality Income
   Plus Portfolio                    03/01/87               8.45%              33.26%              89.64%             265.55%
The High Yield
   Portfolio                         03/09/84              27.73%             -47.45%             -30.78%              89.95%
The Utilities Portfolio              03/01/90              17.34%             -21.95%              56.23%             156.57%
The Income Builder
   Portfolio                         01/21/97              20.84%              22.45%                 --               54.67%
The Dividend Growth
   Portfolio                         03/01/90              27.89%               2.16%             139.80%             249.31%
The Global Dividend
   Growth Portfolio                  02/23/94              32.07%              21.09%                 --              119.67%
The European Growth
   Portfolio                         03/01/91              29.03%               2.45%             161.40%             288.11%
The Equity Portfolio                 03/09/84              22.80%              -1.65%             168.52%             870.23%
The S&P 500 Index
   Portfolio                         05/18/98              27.85%              -5.23%                 --                6.33%
The Global Advantage
   Portfolio                         05/18/98              31.12%             -16.56%                 --              -18.14%
The Aggressive Equity
   Portfolio                         05/04/99              26.06%                 --                  --                0.18%
The Information
   Portfolio                         11/06/00              61.07%                 --                  --              -51.24%
The Strategist
   Portfolio                         03/01/87              26.24%              21.88%             129.38%             346.92%

CLASS Y SHARES


                                                                                      TOTAL RETURN FOR
                                                                                         PERIOD FROM
                                              DATE OF INCEPTION                         COMMENCEMENT
                                              OR FIRST OFFERING   TOTAL RETURN FOR      OF OPERATIONS
                                                 OF SHARES OF     FISCAL YEAR ENDED        THROUGH
NAME OF PORTFOLIO                                 THE CLASS       DECEMBER 31, 2003   DECEMBER 31, 2003
-----------------                             -----------------   -----------------   -----------------
The Money Market Portfolio                        06/05/00               0.42%               8.79%
The Limited Duration Portfolio                    06/05/00               1.98%              17.04%
The Quality Income Plus Portfolio                 06/05/00               8.09%              34.72%
The High Yield Portfolio                          06/05/00              27.43%             -45.41%
The Utilities Portfolio                           06/05/00              17.17%             -31.91%
The Income Builder Portfolio                      06/05/00              20.51%              14.46%
The Dividend Growth Portfolio                     06/05/00              27.52%               6.16%
The Global Dividend Growth Portfolio              06/05/00              31.64%               7.57%
The European Growth Portfolio                     06/05/00              28.70%             -23.23%
The Equity Portfolio                              06/05/00              22.55%             -32.59%
The S&P 500 Index Portfolio                       06/05/00              27.54%             -22.12%
The Global Advantage Portfolio                    06/05/00              30.75%             -32.98%
The Aggressive Equity Portfolio                   06/05/00              25.77%             -32.44%
The Information Portfolio                         11/06/00              60.61%             -51.65%
The Strategist Portfolio                          06/05/00              25.88%               1.36%



XII. FINANCIAL STATEMENTS

     EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 2003 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in each of the Class X and Class Y PROSPECTUSES have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                      *****

     This STATEMENT OF ADDITIONAL INFORMATION and each of the Class X and Class Y PROSPECTUSES do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Morgan Stanley Variable Investment Series - Money Market

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

                                                                             ANNUALIZED
 PRINCIPAL                                                                     YIELD
 AMOUNT IN                                                                   ON DATE OF         MATURITY
 THOUSANDS                                                                    PURCHASE            DATE              VALUE
------------------------------------------------------------------------------------------------------------------------------
              COMMERCIAL PAPER (66.6%)
              BANKING (7.1%)
$     16,500  Citicorp                                                      1.07 - 1.08%   02/11/04 - 02/12/04  $   16,479,522
       8,000  Northern Trust Corp.                                              1.07            01/09/04             7,998,098
                                                                                                                --------------
                                                                                                                    24,477,620
                                                                                                                --------------
              DIVERSIFIED MANUFACTURING (2.9%)
      10,000  General Electric Co.                                              1.10            02/13/04             9,986,861
                                                                                                                --------------
              FINANCE - AUTOMOTIVE (14.4%)
      16,000  BMW US Capital Corp.                                              0.95            01/02/04            15,999,578
      16,000  DaimlerChrysler Revolving Auto Conduit                            1.10       01/15/04 - 01/16/04      15,992,911
       8,000  FCAR Owner Trust                                                  1.08            01/08/04             7,998,320
      10,000  New Center Asset Trust                                            1.08            01/26/04             9,992,500
                                                                                                                --------------
                                                                                                                    49,983,309
                                                                                                                --------------
              FINANCIAL CONGLOMERATES (6.9%)
       8,000  General Electric Capital Corp.                                    1.07            01/22/04             7,995,007
     16,000   Mortgage Interest Networking Trust                             1.08 - 1.09   01/21/04 - 02/12/04      15,985,730
                                                                                                                --------------
                                                                                                                    23,980,737
                                                                                                                --------------
              INTERNATIONAL BANKS (32.4%)
       9,000  ANZ (Delaware) Inc.                                               1.08            02/17/04             8,987,369
       9,000  Barclays U.S. Funding Corp.                                       1.08            01/12/04             8,997,030
      14,000  CBA (Delaware) Finance Inc.                                       1.07            01/20/04            13,992,094
      10,000  Dexia (Delaware) LLC                                              1.09            01/02/04             9,999,697
      17,050  ING (US) Funding LLC                                          1.08 - 1.10    01/12/04 - 02/05/04      17,038,338
       3,050  Lloyds TSB Bank PLC                                               1.08            01/22/04             3,048,078
      16,190  Royal Bank of Scotland PLC                                    1.08 - 1.09    01/07/04 - 01/30/04      16,183,463
       6,690  Societe Generale N.A., Inc.                                       1.09            02/05/04             6,682,943
      11,000  Toronto-Dominion Holdings (U.S.A.), Inc.                          1.08            01/23/04            10,992,774
      16,000  UBS Finance (Delaware) LLC                                        0.96            01/02/04            15,999,573
                                                                                                                --------------
                                                                                                                   111,921,359
                                                                                                                --------------
              INVESTMENT BANKS/BROKERS (2.9%)
      10,000  Goldman Sachs Group, Inc. (The)                                   1.08            01/27/04            9,992,200
                                                                                                                --------------
              TOTAL COMMERCIAL PAPER
                (COST $230,342,086)                                                                                230,342,086
                                                                                                                --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                             ANNUALIZED
 PRINCIPAL                                                                     YIELD
 AMOUNT IN                                                                   ON DATE OF         MATURITY
 THOUSANDS                                                                    PURCHASE            DATE              VALUE
------------------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCIES (24.0%)
$      6,000  Federal Home Loan Banks                                           1.11%           01/14/04        $    5,997,616
      42,830  Federal National Mortgage Assoc.                              1.06 - 1.09    01/05/04 - 03/17/04      42,777,394
      34,265  Freddie Mac                                                   1.04 - 1.11    02/19/04 - 05/20/04      34,174,853
                                                                                                                --------------
              TOTAL U.S. GOVERNMENT AGENCIES
                (COST $82,949,863)                                                                                  82,949,863
                                                                                                                --------------
              CERTIFICATES OF DEPOSIT (2.0%)
       7,000  Wells Fargo Bank, N.A.
                (COST $7,000,000)                                               1.07            01/09/04             7,000,000
                                                                                                                --------------
              SHORT-TERM BANK NOTES (6.7%)
       8,000  Bank of America, N.A.                                             1.13            05/05/04             8,000,000
      15,000  Standard Federal Bank, N.A.                                       1.08            03/24/04            15,000,000
                                                                                                                --------------
              TOTAL SHORT-TERM BANK NOTES
                (COST $23,000,000)                                                                                  23,000,000
                                                                                                                --------------
              TOTAL INVESTMENTS
                (COST $343,291,949) (a)                                                             99.3%          343,291,949
              OTHER ASSETS IN EXCESS OF LIABILITIES                                                  0.7             2,294,375
                                                                                                   -----        --------------
              NET ASSETS                                                                           100.0%       $  345,586,324
                                                                                                   =====        ==============

----------
(a)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

 PRINCIPAL
 AMOUNT IN                                                                  COUPON       MATURITY
 THOUSANDS                                                                   RATE          DATE             VALUE
---------------------------------------------------------------------------------------------------------------------
              CORPORATE BONDS (31.7%)
              AEROSPACE & DEFENSE (0.5%)
$        155  Lockheed Martin Corp.                                           8.20%      12/01/09        $    188,452
         110  McDonnell Douglas Corp.                                        6.875       11/01/06             121,508
         120  Raytheon Co.                                                    4.85       01/15/11             120,336
          50  Raytheon Co.                                                    6.15       11/01/08              54,464
         190  Raytheon Co.                                                    6.75       08/15/07             210,676
         150  Raytheon Co.                                                    8.30       03/01/10             180,209
                                                                                                         ------------
                                                                                                              875,645
                                                                                                         ------------
              AIR FREIGHT/COURIERS (0.1%)
         145  Fedex Corp.                                                    6.875       02/15/06             156,435
                                                                                                         ------------
              AIRLINES (0.1%)
         258  Southwest Airlines Co.                                         5.496       11/01/06             275,161
                                                                                                         ------------
              AUTO PARTS: O.E.M. (0.5%)
         550  Delphi Automotive Systems Corp.                                6.125       05/01/04             558,084
         290  Johnson Controls, Inc.                                          5.00       11/15/06             309,128
                                                                                                         ------------
                                                                                                              867,212
                                                                                                         ------------
              BEVERAGES: ALCOHOLIC (0.1%)
         230  Miller Brewing Co. - 144A*                                      4.25       08/15/08             233,309
                                                                                                         ------------
              BROADCASTING (0.1%)
         185  Clear Channel Communications, Inc.                              7.65       09/15/10             216,898
                                                                                                         ------------
              BUILDING PRODUCTS (0.1%)
         145  Masco Corp.                                                    4.625       08/15/07             151,481
                                                                                                         ------------
              CABLE/SATELLITE TV (0.2%)
         270  Comcast Corp.                                                   5.85       01/15/10             288,723
         150  Cox Communications Inc.                                         7.75       08/15/06             168,349
                                                                                                         ------------
                                                                                                              457,072
                                                                                                         ------------
              CHEMICALS: MAJOR DIVERSIFIED (0.1%)
         135  ICI Wilmington, Inc.                                           4.375       12/01/08             134,640
                                                                                                         ------------
              DEPARTMENT STORES (0.5%)
         625  Federated Department Stores, Inc.                              6.625       09/01/08             692,724
         260  May Department Stores Co.                                      6.875       11/01/05             280,170
                                                                                                         ------------
                                                                                                              972,894
                                                                                                         ------------
              DISCOUNT STORES (0.1%)
         100  Target Corp.                                                    7.50       02/15/05             106,290
                                                                                                         ------------
              DRUGSTORE CHAINS (0.6%)
         175  CVS Corp.                                                      3.875       11/01/07             179,834
         180  CVS Corp.                                                       5.50       02/15/04             180,802
         640  CVS Corp.                                                      5.625       03/15/06             684,775
                                                                                                         ------------
                                                                                                            1,045,411
                                                                                                         ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                  COUPON       MATURITY
 THOUSANDS                                                                   RATE          DATE             VALUE
---------------------------------------------------------------------------------------------------------------------
              ELECTRIC UTILITIES (0.8%)
$        525  Appalachian Power Co. (Series G)                                3.60%      05/15/08        $    519,293
         245  Columbus Southern Power                                         4.40       12/01/10             244,582
         155  Constellation Energy Group                                      6.35       04/01/07             169,762
         190  Duke Energy Corp.                                               4.50       04/01/10             194,080
         170  Entergy Gulf States, Inc. - 144A*                               3.60       06/01/08             164,031
         185  Wisconsin Electric Power Co.                                    4.50       05/15/13             180,999
                                                                                                         ------------
                                                                                                            1,472,747
                                                                                                         ------------
              ELECTRICAL PRODUCTS (0.1%)
         190  Cooper Industries, Inc.                                         5.25       07/01/07             203,305
                                                                                                         ------------
              ENVIRONMENTAL SERVICES (0.2%)
          60  USA Waste Services, Inc.                                       7.125       10/01/07              67,537
         230  Waste Management, Inc.                                         6.875       05/15/09             257,381
         130  WMX Technologies, Inc.                                          7.00       10/15/06             143,414
                                                                                                         ------------
                                                                                                              468,332
                                                                                                         ------------
              FINANCE/RENTAL/LEASING (4.2%)
         800  American General Finance Corp.                                 4.625       09/01/10             811,207
         180  American General Finance Corp.                                 5.875       07/14/06             194,358
         520  American Honda Finance Corp. - 144A*                            3.85       11/06/08             524,174
         600  CIT Group Inc.                                                  1.40       11/04/05             600,441
         330  CIT Group Inc.                                                 2.875       09/29/06             331,093
         630  CIT Group Inc.                                                  6.50       02/07/06             682,619
         790  Countrywide Home Loans, Inc.                                    3.25       05/21/08             777,779
         190  International Lease Finance Corp.                               3.75       08/01/07             193,933
         550  Ford Motor Credit Co.                                          6.875       02/01/06             587,304
       1,455  Ford Motor Credit Co.                                           6.50       01/25/07           1,550,975
         100  Hertz Corp.                                                     7.00       07/01/04             101,907
         155  Household Finance Corp.                                        4.125       12/15/08             156,529
         140  Household Finance Corp.                                        5.875       02/01/09             152,202
          95  Household Finance Corp.                                        6.375       10/15/11             104,774
         265  Household Finance Corp.                                         6.40       06/17/08             294,095
         125  Household Finance Corp.                                         6.75       05/15/11             140,925
         760  MBNA Corp.                                                     6.125       03/01/13             817,501
                                                                                                         ------------
                                                                                                            8,021,816
                                                                                                         ------------
              FINANCIAL CONGLOMERATES (4.0%)
         665  Boeing Capital Corp.                                            5.75       02/15/07             718,714
         150  Chase Manhattan Corp.                                           6.00       02/15/09             164,390
          55  Chase Manhattan Corp.                                           7.00       11/15/09              63,467
         460  Citicorp                                                       6.375       11/15/08             509,325
         220  Citicorp                                                        6.75       08/15/05             237,404

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                  COUPON       MATURITY
 THOUSANDS                                                                   RATE          DATE             VALUE
---------------------------------------------------------------------------------------------------------------------
$        195  Citigroup Global Markets                                        1.29%      12/12/06        $    195,014
         555  Citigroup Inc.                                                  5.50       08/09/06             595,614
         560  Citigroup Inc.                                                  5.75       05/10/06             603,020
       1,510  General Electric Capital Corp.                                 5.375       03/15/07           1,625,387
         880  General Motors Acceptance Corp.                                 4.50       07/15/06             905,850
       1,040  General Motors Acceptance Corp.                                6.125       08/28/07           1,117,985
         645  John Hancock Financial Services, Inc.                          5.625       12/01/08             697,484
         265  JP Morgan Chase & Co.                                           5.25       05/30/07             283,087
                                                                                                         ------------
                                                                                                            7,716,741
                                                                                                         ------------
              FOOD RETAIL (0.7%)
         285  Kroger Co.                                                     7.375       03/01/05             302,028
         392  Kroger Co.                                                     7.625       09/15/06             437,124
         480  Safeway Inc.                                                    6.15       03/01/06             513,855
                                                                                                         ------------
                                                                                                            1,253,007
                                                                                                         ------------
              FOOD: MAJOR DIVERSIFIED (0.3%)
         125  General Mills Inc.                                             3.875       11/30/07             126,694
         350  Kraft Foods Inc.                                                5.25       06/01/07             372,656
                                                                                                         ------------
                                                                                                              499,350
                                                                                                         ------------
              FOOD: MEAT/FISH/DAIRY (0.3%)
         520  Conagra Foods, Inc.                                             6.00       09/15/06             562,413
                                                                                                         ------------
              FOREST PRODUCTS (0.8%)
         175  Weyerhaeuser Co.                                               6.125       03/15/07             189,807
       1,205  Weyerhaeuser Co.                                                6.75       03/15/12           1,316,670
                                                                                                         ------------
                                                                                                            1,506,477
                                                                                                         ------------
              GAS DISTRIBUTORS (0.6%)
         970  Consolidated Natural Gas Co.                                   5.375       11/01/06           1,040,531
          57  Ras Laffan Liquid Natural Gas Co. Ltd. - 144A* (Qatar)         7.628       09/15/06              61,144
                                                                                                         ------------
                                                                                                            1,101,675
                                                                                                         ------------
              HOME BUILDING (0.1%)
         115  Centex Corp.                                                    9.75       06/15/05             127,479
                                                                                                         ------------
              HOME FURNISHINGS (0.1%)
         120  Mohawk Industries, Inc. (Class C)                               6.50       04/15/07             131,846
                                                                                                         ------------
              HOME IMPROVEMENT CHAINS (0.2%)
         330  Lowe's Companies Inc.                                           7.50       12/15/05             364,426
                                                                                                         ------------
              HOTELS/RESORTS/CRUISELINES (0.4%)
         250  Hyatt Equities LLC - 144A*                                     6.875       06/15/07             268,781
         230  Marriott International, Inc. (Series D)                        8.125       04/01/05             246,721
          90  Marriott International, Inc. (Series E)                         7.00       01/15/08             100,357
         130  Starwood Hotels & Resorts Inc.                                 7.375       05/01/07             141,050
                                                                                                         ------------
                                                                                                              756,909
                                                                                                         ------------
              INDUSTRIAL CONGLOMERATES (0.6%)
       1,100  Honeywell International Inc.                                   5.125       11/01/06           1,178,196
                                                                                                         ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                  COUPON       MATURITY
 THOUSANDS                                                                   RATE          DATE             VALUE
---------------------------------------------------------------------------------------------------------------------
              INSURANCE BROKERS/SERVICES (0.4%)
$        780  Marsh & McLennan Companies Inc.                                5.375%      03/15/07        $    834,974
                                                                                                         ------------
              INTEGRATED OIL (1.0%)
         640  Amerada Hess Corp.                                              6.65       08/15/11             694,641
         570  Conoco Funding Co. (Canada)                                     5.45       10/15/06             611,946
          40  Conoco Inc.                                                     5.90       04/15/04              40,514
         430  ConocoPhillips                                                  8.50       05/25/05             468,908
                                                                                                         ------------
                                                                                                            1,816,009
                                                                                                         ------------
              INVESTMENT BANKS/BROKERS (0.9%)
         830  Goldman Sachs Group Inc.                                       4.125       01/15/08             851,786
         800  Lehman Brothers Holdings, Inc.                                  8.25       06/15/07             933,209
                                                                                                         ------------
                                                                                                            1,784,995
                                                                                                         ------------
              INVESTMENT MANAGERS (0.3%)
         455  TIAA Global Markets - 144A*                                     5.00       03/01/07             483,100
                                                                                                         ------------
              LIFE/HEALTH INSURANCE (1.7%)
         250  Equitable Life Assurance Society - 144A*                        6.95       12/01/05             271,752
         270  John Hancock Global Funding - 144A*                            5.625       06/27/06             289,203
         395  John Hancock Global Funding II - 144A*                          7.90       07/02/10             471,301
         175  Metlife Inc.                                                    5.25       12/01/06             186,925
         525  Monumental Global Funding II - 144A*                            6.05       01/19/06             564,261
         515  Pricoa Global Funding I - 144A*                                 3.90       12/15/08             515,843
         340  Prudential Funding LLC (Series MTN) - 144A*                     6.60       05/15/08             378,845
         475  Prudential Insurance Co. - 144A*                               6.375       07/23/06             517,736
                                                                                                         ------------
                                                                                                            3,195,866
                                                                                                         ------------
              MAJOR BANKS (1.9%)
         260  Bank of America Corp.                                          3.875       01/15/08             265,321
         445  Bank of America Corp.                                           4.75       10/15/06             470,104
         215  Bank of New York Co., Inc. (The)                                5.20       07/01/07             230,513
         295  Bank One Corp.                                                  6.00       02/17/09             323,518
         475  Bank One NA Illinois                                            1.27       05/05/06             475,763
         395  Fleetboston Financial Corp.                                     7.25       09/15/05             429,701
         285  Huntington National Bank                                        2.75       10/16/06             287,184
         720  Wachovia Corp.                                                  4.95       11/01/06             764,942
         405  Wells Fargo Co.                                                1.278       03/03/06             405,921
                                                                                                         ------------
                                                                                                            3,652,967
                                                                                                         ------------
              MAJOR TELECOMMUNICATIONS (1.6%)
         250  AT&T Corp.                                                      7.00       11/15/06             276,675
         470  Deutsche Telekom International Finance
               Corp. (Netherlands)                                            8.50       06/15/10             569,157

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                  COUPON       MATURITY
 THOUSANDS                                                                   RATE          DATE             VALUE
---------------------------------------------------------------------------------------------------------------------
$      1,000  GTE Corp.                                                       6.36%      04/15/06        $  1,083,852
         285  Telecom Italia Capital SpA - 144A* (Luxembourg)                 4.00       11/15/08             287,181
         590  Verizon Global Funding Corp.                                   6.125       06/15/07             646,268
         150  Verizon Global Funding Corp.                                    7.25       12/01/10             172,995
                                                                                                         ------------
                                                                                                            3,036,128
                                                                                                         ------------
              MANAGED HEALTH CARE (1.1%)
         465  Aetna, Inc.                                                    7.375       03/01/06             511,851
         495  Anthem, Inc.                                                   4.875       08/01/05             515,822
         105  UnitedHealth Group Inc.                                         5.20       01/17/07             112,437
         445  UnitedHealth Group Inc.                                         7.50       11/15/05             488,744
         380  Wellpoint Health Network, Inc.                                 6.375       06/15/06             414,558
                                                                                                         ------------
                                                                                                            2,043,412
                                                                                                         ------------
              MEDIA CONGLOMERATES (0.4%)
         340  AOL Time Warner, Inc.                                          6.125       04/15/06             366,254
         400  AOL Time Warner, Inc.                                           6.15       05/01/07             435,608
                                                                                                         ------------
                                                                                                              801,862
                                                                                                         ------------
              MOTOR VEHICLES (0.7%)
         155  DaimlerChrysler North American Holdings Co.                     4.05       06/04/08             154,099
         730  DaimlerChrysler North American Holdings Co.                     6.40       05/15/06             782,557
         270  DaimlerChrysler North American Holdings Co.                     7.30       01/15/12             301,093
                                                                                                         ------------
                                                                                                            1,237,749
                                                                                                         ------------
              MULTI-LINE INSURANCE (1.0%)
         250  AIG SunAmerica Global Finance - 144A*                           5.20       05/10/04             253,456
         250  Farmers Insurance Exchange - 144A*                              8.50       08/01/04             255,308
         185  Hartford Financial Services Group, Inc.                        2.375       06/01/06             184,180
         830  Hartford Financial Services Group, Inc.                         7.75       06/15/05             899,439
         120  Hartford Financial Services Group, Inc.                         7.90       06/15/10             142,230
         225  Nationwide Mutual Insurance Co. - 144A*                         6.50       02/15/04             226,321
                                                                                                         ------------
                                                                                                            1,960,934
                                                                                                         ------------
              OIL & GAS PRODUCTION (0.8%)
         265  Kerr-McGee Corp.                                               5.875       09/15/06             284,549
         265  Kerr-McGee Corp.                                               6.875       09/15/11             295,267
         170  Nexen Inc. (Canada)                                             5.05       11/20/13             168,001
         480  Pemex Project Funding Master Trust                             7.875       02/01/09             544,320
         275  Pemex Project Funding Master Trust                              8.00       11/15/11             308,687
                                                                                                         ------------
                                                                                                            1,600,824
                                                                                                         ------------
              OIL REFINING/MARKETING (0.4%)
         250  Ashland, Inc.                                                   7.83       08/15/05             267,417
         550  Marathon Oil Corp.                                             5.375       06/01/07             589,085
                                                                                                         ------------
                                                                                                              856,502
                                                                                                         ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                  COUPON       MATURITY
 THOUSANDS                                                                   RATE          DATE             VALUE
---------------------------------------------------------------------------------------------------------------------
              OTHER CONSUMER SERVICES (0.2%)
$        220  Cendant Corp.                                                   6.25%      01/15/08        $    240,240
         180  Cendant Corp.                                                   6.25       03/15/10             196,043
                                                                                                         ------------
                                                                                                              436,283
                                                                                                         ------------
              OTHER METALS/MINERALS (0.3%)
         465  Inco Ltd. (Canada)                                              7.75       05/15/12             543,308
                                                                                                         ------------
              PHARMACEUTICALS: MAJOR (0.1%)
         195  Schering-Plough Corp.                                           5.30       12/01/13             198,859
                                                                                                         ------------
              PROPERTY - CASUALTY INSURERS (0.5%)
         580  Allstate Finance Global Funding II - 144A*                     2.625       10/22/06             579,352
         395  Mantis Reef Ltd. - 144A* (Australia)                           4.692       11/14/08             397,483
                                                                                                         ------------
                                                                                                              976,835
                                                                                                         ------------
              PUBLISHING: NEWSPAPERS (0.3%)
         440  News America, Inc.                                              4.75       03/15/10             451,879
         172  News America, Inc.                                             6.625       01/09/08             191,476
                                                                                                         ------------
                                                                                                              643,355
                                                                                                         ------------
              PULP & PAPER (0.3%)
         275  International Paper Co.                                         3.80       04/01/08             274,402
         280  MeadWestvaco Corp.                                              2.75       12/01/05             277,761
                                                                                                         ------------
                                                                                                              552,163
                                                                                                         ------------
              RAILROADS (0.4%)
         100  Norfolk Southern Corp.                                         7.875       02/15/04             100,652
         160  Union Pacific Corp.                                            3.625       06/01/10             153,498
         240  Union Pacific Corp.                                             5.84       05/25/04             243,631
         275  Union Pacific Corp.                                             6.79       11/09/07             307,484
                                                                                                         ------------
                                                                                                              805,265
                                                                                                         ------------
              REAL ESTATE DEVELOPMENT (0.2%)
         194  World Financial Properties - 144A*                              6.91       09/01/13             215,185
         232  World Financial Properties - 144A*                              6.95       09/01/13             256,738
                                                                                                         ------------
                                                                                                              471,923
                                                                                                         ------------
              REGIONAL BANKS (0.4%)
         310  US Bankcorp                                                     5.10       07/15/07             330,803
         400  US Bank NA                                                      2.85       11/15/06             402,210
                                                                                                         ------------
                                                                                                              733,013
                                                                                                         ------------
              SERVICES TO THE HEALTH INDUSTRY (0.1%)
         100  Anthem Insurance Companies, Inc. - 144A*                       9.125       04/01/10             125,869
                                                                                                         ------------
              TOBACCO (0.3%)
         345  Altria Group Inc.                                              5.625       11/04/08             354,286

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                  COUPON       MATURITY
 THOUSANDS                                                                   RATE          DATE             VALUE
---------------------------------------------------------------------------------------------------------------------
$        260  Philip Morris Companies, Inc.                                   7.65%      07/01/08        $    288,044
                                                                                                         ------------
                                                                                                              642,330
                                                                                                         ------------
              TOTAL CORPORATE BONDS
               (COST $59,001,534)                                                                          60,291,692
                                                                                                         ------------
              U.S. GOVERNMENT & AGENCY OBLIGATIONS (35.7%)
      19,425  Federal Home Loan Mortgage Corp.                                2.75       08/15/06          19,615,559
      16,500  U.S. Treasury Note                                              3.00       01/31/04          16,530,954
      12,000  U.S. Treasury Note                                              3.00       02/29/04          12,042,192
       5,000  U.S. Treasury Note                                              7.25       05/15/04           5,115,630
      10,000  U.S. Treasury Note                                              7.25       08/15/04          10,382,040
       4,000  U.S. Treasury Note                                             7.875       11/15/04           4,230,160
                                                                                                         ------------
              TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
               (COST $67,895,293)                                                                          67,916,535
                                                                                                         ------------
              ASSET-BACKED SECURITIES (14.8%)
              FINANCE/RENTAL/LEASING
         800  American Express Credit Account Master Trust                    5.53       10/15/08             855,955
         900  American Express Credit Account Master Trust 2003-4A            1.69       01/15/09             883,510
       1,000  Bank One Issuance Trust 2002-A4                                 2.94       06/16/08           1,015,445
         550  BMW Vehicle Owner Trust 2002-2A4                                4.46       05/25/07             568,344
         500  Capital Auto Receivables Asset Trust 2002-2A                    4.50       10/15/07             517,600
         700  Capital Auto Receivables Asset Trust 2002-3 A3                  3.58       10/16/06             718,002
         800  Chase Credit Card Master Trust                                  5.50       11/17/08             860,042
         450  Chase Manhattan Auto Owner Trust 2002A                          4.24       09/15/08             465,592
         475  Chase Manhattan Auto Owner Trust 2002-B A4                      4.21       01/15/09             491,701
       1,500  Chase Manhattan Auto Owner Trust 2003-C A4                      2.94       06/15/10           1,500,930
       1,050  Citibank Credit Card Issuance Trust 2002A                       4.40       05/15/07           1,088,074
         700  Citibank Credit Card Issuance Trust 2003-A2                     2.70       01/15/08             705,819
         900  Citibank Credit Card Issuance Trust                             6.90       10/15/07             975,679
          65  Connecticut RRB Special Purpose Trust CL&P-1                    5.36       03/30/07              67,069
         450  Daimler Chrysler Auto Trust 2002-A A4                           4.49       10/06/08             466,266
         900  Daimler Chrysler Auto Trust 2002-C A3                           3.09       01/08/08             913,482
       1,000  Fleet Credit Card Master Trust II 2002-C                        2.75       04/15/08           1,012,112
         224  Ford Credit Auto Owner Trust 2002-B A3A                         4.14       12/15/05             226,966
         150  Ford Credit Auto Owner Trust 2002-B A4                          4.75       08/15/06             155,830
       1,000  Ford Credit Auto Owner Trust 2002-C A4                          3.79       09/15/06           1,025,967
         950  Ford Credit Auto Owner Trust 2002-D                             3.13       11/15/06             967,872
         500  Harley-Davidson Motorcycle Trust 2002-1                         4.50       01/15/10             516,859
         500  Harley-Davidson Motorcycle Trust 2002-2                         3.09       06/15/10             509,056
         600  Harley-Davidson Motorcycle Trust 2003-1                         2.63       11/15/10             603,772
       1,200  Harley-Davidson Motorcycle Trust 2003-3                         2.76       05/15/11           1,204,359

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                  COUPON       MATURITY
 THOUSANDS                                                                   RATE          DATE             VALUE
---------------------------------------------------------------------------------------------------------------------
$        500  Honda Auto Receivables Owner Trust 2001-3 A2                    4.49%      09/17/07        $    518,643
         127  Honda Auto Receivables Owner Trust 2002-1                       3.50       10/17/05             128,362
         575  Honda Auto Receivables Owner Trust 2002-4                       2.70       03/17/08             578,645
       1,050  Honda Auto Receivables Owner Trust 2003-1                       2.48       07/18/08           1,052,635
       1,400  Honda Auto Receivables Owner Trust 2003-3                       2.77       11/21/08           1,405,411
         189  Household Automotive Trust 2001-3 A3                            3.68       04/17/06             190,912
         400  Hyundai Auto Receivables Trust 2003-A                           2.33       11/15/07             400,442
         450  MBNA Master Credit Card Trust 1997-JA                           3.90       11/15/07             463,569
         325  MBNA Master Credit Card Trust 1997-J                           1.283       02/15/07             325,279
         258  National City Auto Trust 2002-A                                 4.04       07/15/06             261,369
          75  Nissan Auto Receivables Owner Trust                             4.80       02/15/07              76,682
         141  Nissan Auto Receivables Owner Trust 2002-A A3                   3.58       09/15/05             142,320
         400  Nissan Auto Receivables Owner Trust 2002B                       4.60       09/17/07             414,922
         200  Nordstrom Private Label
              Credit Card Master Trust -144A*                                 4.82       04/15/10             210,520
       1,000  Volkswagen Auto Lease Trust 2002-A                              2.36       12/20/05           1,007,145
       1,400  Whole Auto Loan Trust 2003-1 A4                                 2.58       03/15/10           1,394,891
       1,300  William Street Funding Corp. 2003-1 A - 144A*                  1.461       04/23/06           1,302,714
                                                                                                         ------------
              TOTAL ASSET-BACKED SECURITIES
               (COST $27,925,276)                                                                          28,190,764
                                                                                                         ------------
              COLLATERALIZED MORTGAGE OBLIGATION (0.5%)
         933  Federal Home Loan Mortgage Corp.
               (COST $976,509)                                                6.50       03/15/28             937,560
                                                                                                         ------------
              FOREIGN GOVERNMENT OBLIGATIONS (1.5%)
         675  Government of Quebec (Canada)                                  6.125       01/22/11             753,729
         160  Quebec Province (Canada)                                        5.50       04/11/06             172,141
         980  United Mexican States (Mexico)                                 8.375       01/14/11           1,166,200
         390  United Mexican States (Mexico)                                 8.625       03/12/08             460,200
         240  United Mexican States (Mexico)                                 9.875       02/01/10             303,600
                                                                                                         ------------
              TOTAL FOREIGN GOVERNMENT OBLIGATIONS
               (COST $2,836,706)                                                                            2,855,870
                                                                                                         ------------
              MORTGAGE-BACKED SECURITIES (33.6%)
         350  Federal Home Loan Mortgage Corp.                                7.50          **                375,922
       1,717  Federal Home Loan Mortgage Corp. Gold                           7.50  02/01/27 - 08/01/32     1,843,990
      34,450  Federal National Mortgage Assoc.                                6.50          **             36,032,547
      13,275  Federal National Mortgage Assoc.                                7.00          **             14,059,055
         515  Federal National Mortgage Assoc.                                7.00  11/01/24 - 04/01/32       545,959
       6,600  Federal National Mortgage Assoc.                                7.50          **              7,053,750
       3,734  Federal National Mortgage Assoc.                                7.50  09/01/29 - 07/01/32     3,991,120
                                                                                                         ------------
              TOTAL MORTGAGE-BACKED SECURITIES
               (COST $63,604,187)                                                                          63,902,343
                                                                                                         ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                  COUPON       MATURITY
 THOUSANDS                                                                   RATE          DATE             VALUE
---------------------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS (a) (11.4%)
              COMMERCIAL PAPER (0.5%)
              FOOD: MAJOR DIVERSIFIED
$        900  Kraft, Inc.
               (Cost $899,285)                                                1.30%      01/23/04       $     899,285
                                                                                                        -------------
              U.S. GOVERNMENT & AGENCY OBLIGATIONS (10.9%)
      20,200  Federal Home Loan Banks                                         0.75       01/02/04          20,199,579
          75  U.S. Treasury Bill+                                            0.935       01/15/04              74,973
         100  U.S. Treasury Bill+                                            0.982       01/15/04              99,962
         200  U.S. Treasury Bill+                                            0.995       03/25/04             199,541
         250  U.S. Treasury Bill+                                             1.00       03/25/04             249,424
                                                                                                        -------------
              TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
               (COST $20,823,465)                                                                          20,823,479
                                                                                                        -------------
              TOTAL SHORT-TERM INVESTMENTS
               (COST $21,722,750)                                                                          21,722,764
                                                                                                        -------------
              TOTAL INVESTMENTS
               (COST $243,962,255) (b)(c)                                                   129.2%        245,817,528
              LIABILITIES IN EXCESS OF OTHER ASSETS                                         (29.2)        (55,625,015)
                                                                                            -----       -------------
              NET ASSETS                                                                    100.0%      $ 190,192,513
                                                                                            =====       =============

----------
     *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
     ** SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
     + THIS SECURITY HAS BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
     (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
     (b) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $102,772,089 IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND OPEN FUTURES CONTRACTS.
     (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $245,888,030. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $275,695 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $346,197, RESULTING IN NET UNREALIZED DEPRECIATION OF $70,502.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2003:

  NUMBER OF                             DESCRIPTION, DELIVERY          UNDERLYING FACE        UNREALIZED
  CONTRACTS        LONG/SHORT              MONTH, AND YEAR             AMOUNT AT VALUE       DEPRECIATION
----------------------------------------------------------------------------------------------------------
    292               Short           U.S. Treasury Notes 5 Year
                                      March 2004                       $ (32,594,500)        $ (236,802)
    122               Short           U.S. Treasury Notes 10 Year
                                      March 2004                         (13,696,407)          (106,196)
                                                                                             ----------
      Total unrealized depreciation                                                          $ (342,998)
                                                                                             ==========

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

 PRINCIPAL
 AMOUNT IN                                                                  COUPON       MATURITY
 THOUSANDS                                                                   RATE          DATE             VALUE
---------------------------------------------------------------------------------------------------------------------
              CORPORATE BONDS (87.4%)
              AEROSPACE & DEFENSE (2.6%)
$      1,930  Boeing Co.                                                     6.625%      02/15/38        $  2,030,028
       1,240  Goodrich Corp.                                                 7.625       12/15/12           1,435,014
       2,585  Lockheed Martin Corp.                                           8.50       12/01/29           3,397,639
       4,620  Raytheon Co.                                                    6.15       11/01/08           5,032,478
       1,331  Systems 2001 Asset Trust - 144A*                               6.664       09/15/13           1,471,524
                                                                                                         ------------
                                                                                                           13,366,683
                                                                                                         ------------
              AIR FREIGHT/COURIERS (1.0%)
       4,479  Federal Express Corp. (Series 97-A)                             7.50       01/15/18           5,125,611
                                                                                                         ------------
              AIRLINES (2.3%)
       3,849  America West Airlines, Inc. (Series A)                          6.85       07/02/09           3,794,597
       1,613  America West Airlines, Inc. (Series 01-1)                       7.10       04/02/21           1,710,758
       1,256  Continental Airlines, Inc. (Series 974A)                        6.90       01/02/18           1,240,142
       3,000  Continental Airlines, Inc. (Series 99-2)                       7.056       09/15/09           3,058,606
       1,865  Southwest Airlines Co. (Series 01-1)                           5.496       11/01/06           1,989,050
                                                                                                         ------------
                                                                                                           11,793,153
                                                                                                         ------------
              BROADCASTING (0.6%)
       2,424  Clear Channel Communications, Inc.                              7.65       09/15/10           2,841,953
                                                                                                         ------------
              CABLE/SATELLITE TV (1.4%)
       5,205  Comcast Corp.                                                   6.50       01/15/15           5,661,031
       1,020  TCI Communications, Inc.                                       7.875       02/15/26           1,195,906
                                                                                                         ------------
                                                                                                            6,856,937
                                                                                                         ------------
              CHEMICALS: MAJOR DIVERSIFIED (0.3%)
       1,440  ICI Wilmington Inc.                                            4.375       12/01/08           1,436,155
                                                                                                         ------------
              CONTAINERS/PACKAGING (0.1%)
         705  Sealed Air Corp - 144A*                                        5.625       07/15/13             722,745
                                                                                                         ------------
              DEPARTMENT STORES (1.9%)
       3,920  Federated Department Stores, Inc.                               6.90       04/01/29           4,248,786
       1,875  May Department Stores Co., Inc.                                 5.95       11/01/08           2,036,259
       1,090  May Department Stores Co., Inc.                                 6.70       09/15/28           1,129,884
       2,000  May Department Stores Co., Inc.                                 6.90       01/15/32           2,160,992
                                                                                                         ------------
                                                                                                            9,575,921
                                                                                                         ------------
              DISCOUNT STORES (0.4%)
       1,743  Wal-Mart Stores, Inc. (Series 92A1)                             7.49       06/21/07           1,902,840
                                                                                                         ------------
              DRUGSTORE CHAINS (0.9%)
         970  CVS Corp.                                                      3.875       11/01/07             996,792
       2,345  CVS Corp.                                                      5.625       03/15/06           2,509,059
       1,000  CVS Corp. - 144A*                                              5.789       01/10/26           1,005,765
                                                                                                         ------------
                                                                                                            4,511,616
                                                                                                         ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                  COUPON       MATURITY
 THOUSANDS                                                                   RATE          DATE             VALUE
---------------------------------------------------------------------------------------------------------------------
              ELECTRIC UTILITIES (7.1%)
$      1,750  Appalachian Power Co. (Series H)                                5.95%      05/15/33        $  1,683,327
       3,085  Carolina Power & Light Co.                                     5.125       09/15/13           3,129,480
       1,545  Cincinnati Gas & Electric Co.                                   5.70       09/15/12           1,628,245
       1,010  Cincinnati Gas & Electric Co. (Series A)                        5.40       06/15/33             913,871
         930  Cincinnati Gas & Electric Co. (Series B)                       5.375       06/15/33             838,323
       2,155  Columbus Southern Power Co. (Series D)                          6.60       03/01/33           2,317,248
       5,000  Consolidated Edison Co. (Series B)                              7.50       09/01/10           5,920,245
       1,705  Constellation Energy Group, Inc.                                7.60       04/01/32           2,001,866
       2,250  Detroit Edison Co.                                             6.125       10/01/10           2,471,832
       2,180  Duke Energy Corp.                                               4.50       04/01/10           2,226,811
       2,170  Duquesne Light Co. (Series O)                                   6.70       04/15/12           2,420,722
         410  Entergy Gulf States, Inc. - 144A*                               3.60       06/01/08             395,603
       2,050  Exelon Corp.                                                    6.75       05/01/11           2,293,694
       2,500  Public Service Electric & Gas Co. (Series UU)                   6.75       03/01/06           2,723,178
       1,035  South Carolina Electric & Gas Co.                               5.30       05/15/33             960,569
       1,000  Tampa Electric Co.                                              7.75       11/01/22           1,015,677
       1,830  TXU Energy Co.                                                  7.00       03/15/13           2,028,151
         165  Wisconsin Electric Power Co.                                   5.625       05/15/33             160,798
         790  Wisconsin Energy Corp.                                          6.20       04/01/33             789,695
                                                                                                         ------------
                                                                                                           35,919,335
                                                                                                         ------------
              ELECTRICAL PRODUCTS (0.4%)
       1,945  Cooper Industries Inc.                                          5.25       07/01/07           2,081,201
                                                                                                         ------------
              ENVIRONMENTAL SERVICES (1.2%)
       5,155  Waste Management, Inc.                                         7.375       08/01/10           5,964,660
                                                                                                         ------------
              FINANCE/RENTAL/LEASING (7.5%)
         500  American General Finance Corp. (Series MTNH)                   4.625       09/01/10             507,005
       4,400  American General Finance Corp. (Series MTNF)                   5.875       07/14/06           4,750,966
       2,100  CIT Group Inc.                                                 2.875       09/29/06           2,106,953
       4,980  Countrywide Home Loans, Inc. (Series MTN)                       3.25       05/21/08           4,902,964
       3,000  Ford Capital B.V. (Netherlands)                                 9.50       06/01/10           3,419,574
       7,440  Ford Motor Credit Co.                                           7.25       10/25/11           8,081,268
       1,585  Hertz Corp.                                                     7.40       03/01/11           1,727,492
       1,140  Household Finance Corp.                                        6.375       10/15/11           1,257,293
       1,820  Household Finance Corp.                                         6.75       05/15/11           2,051,866
         915  MBNA America Bank NA                                           7.125       11/15/12           1,048,125
       4,345  MBNA Corp.                                                     6.125       03/01/13           4,673,738
       3,075  SLM Corp. (Series MTNA)                                         5.00       10/01/13           3,061,249
                                                                                                         ------------
                                                                                                           37,588,493
                                                                                                         ------------
              FINANCIAL CONGLOMERATES (11.5%)
       3,785  American Express Co.                                            5.50       09/12/06           4,075,669
       4,585  American Express Co.                                           6.875       11/01/05           4,995,385

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                  COUPON       MATURITY
 THOUSANDS                                                                   RATE          DATE             VALUE
---------------------------------------------------------------------------------------------------------------------
$        300  Boeing Capital Corp.                                            6.10%      03/01/11        $    324,268
         665  Boeing Capital Corp.                                            6.50       02/15/12             728,229
       4,295  Citigroup Inc.                                                 5.625       08/27/12           4,541,756
       1,345  Citigroup Inc.                                                  6.00       02/21/12           1,472,129
       5,340  General Electric Capital Corp. (Series MTNA)                    6.75       03/15/32           5,931,677
       1,550  General Motors Acceptance Corp.                                 4.50       07/15/06           1,595,531
       4,995  General Motors Acceptance Corp.                                6.875       09/15/11           5,388,331
       5,450  General Motors Acceptance Corp.                                 8.00       11/01/31           6,138,444
       7,100  JP Morgan Chase & Co.                                           6.75       02/01/11           8,017,306
       7,270  John Hancock Financial Services, Inc.                          5.625       12/01/08           7,861,567
       5,500  Prudential Holdings, LLC - 144A*                               8.695       12/18/23           6,809,061
                                                                                                         ------------
                                                                                                           57,879,353
                                                                                                         ------------
              FOOD RETAIL (1.1%)
       1,735  Albertson's, Inc.                                               7.50       02/15/11           1,991,719
       2,947  Kroger Co.                                                      7.50       04/01/31           3,406,402
                                                                                                         ------------
                                                                                                            5,398,121
                                                                                                         ------------
              FOOD: MAJOR DIVERSIFIED (0.5%)
       1,240  Kraft Foods Inc.                                               5.625       11/01/11           1,308,589
       1,250  Kraft Foods Inc.                                                6.25       06/01/12           1,364,573
                                                                                                         ------------
                                                                                                            2,673,162
                                                                                                         ------------
              FOREST PRODUCTS (1.2%)
         540  Weyerhaeuser Co.                                                6.00       08/01/06             578,576
       4,895  Weyerhaeuser Co.                                                6.75       03/15/12           5,348,629
                                                                                                         ------------
                                                                                                            5,927,205
                                                                                                         ------------
              GAS DISTRIBUTORS (0.6%)
         415  Consolidated Natural Gas Co. (Series A)                         5.00       03/01/14             413,274
       2,370  Consolidated Natural Gas Co. (Series C)                         6.25       11/01/11           2,622,102
                                                                                                         ------------
                                                                                                            3,035,376
                                                                                                         ------------
              HOME BUILDING (1.4%)
       5,060  Centex Corp.                                                    7.50       01/15/12           5,846,106
       1,230  Pulte Homes, Inc.                                              6.375       05/15/33           1,201,181
                                                                                                         ------------
                                                                                                            7,047,287
                                                                                                         ------------
              HOME FURNISHINGS (0.4%)
       1,570  Mohawk Industries Inc. (Series D)                               7.20       04/15/12           1,786,167
                                                                                                         ------------
              HOME IMPROVEMENT CHAINS (0.6%)
         705  Lowe's Companies Inc.                                          6.875       02/15/28             797,207
       2,200  Lowe's Companies, Inc.                                          6.50       03/15/29           2,387,913
                                                                                                         ------------
                                                                                                            3,185,120
                                                                                                         ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                  COUPON       MATURITY
 THOUSANDS                                                                   RATE          DATE             VALUE
---------------------------------------------------------------------------------------------------------------------
              HOTELS/RESORTS/CRUISELINES (1.5%)
$      1,730  Hyatt Equities LLC - 144A*                                     6.875%      06/15/07        $  1,859,963
       1,685  Marriott International, Inc. (Series D)                        8.125       04/01/05           1,807,500
         620  Marriott International, Inc. (Series E)                         7.00       01/15/08             691,348
       2,700  Starwood Hotels & Resorts Inc.                                 7.875       05/01/12           3,051,000
                                                                                                         ------------
                                                                                                            7,409,811
                                                                                                         ------------
              INDUSTRIAL CONGLOMERATES (1.7%)
       7,590  Honeywell International, Inc.                                  6.125       11/01/11           8,359,117
                                                                                                         ------------
              INFORMATION TECHNOLOGY SERVICES (0.6%)
       2,735  Electronic Data Systems Corp.                                  7.125       10/15/09           2,923,775
                                                                                                         ------------
              INTEGRATED OIL (2.6%)
       4,680  Amerada Hess Corp.                                             7.875       10/01/29           5,149,685
       5,680  Conoco Inc.                                                     6.95       04/15/29           6,461,721
       1,000  Chevrontexaco Corp.                                             9.75       03/15/20           1,457,519
                                                                                                         ------------
                                                                                                           13,068,925
                                                                                                         ------------
              INVESTMENT BANKS/BROKERS (2.1%)
         515  Goldman Sachs Group Inc.                                        5.25       10/15/13             520,934
         465  Goldman Sachs Group Inc.                                        6.60       01/15/12             520,472
       4,000  Goldman Sachs Group Inc.                                       6.875       01/15/11           4,548,860
         790  Lehman Brothers Holdings, Inc.                                 6.625       01/18/12             892,939
       3,750  Lehman Brothers Holdings, Inc.                                  8.75       03/15/05           4,057,219
                                                                                                         ------------
                                                                                                           10,540,424
                                                                                                         ------------
              LIFE/HEALTH INSURANCE (1.3%)
         455  American General Corp.                                          7.50       07/15/25             542,722
       2,500  Mantis Reef Ltd. - 144A* (Australia)                           4.692       11/14/08           2,515,718
       3,350  MetLife, Inc.                                                  6.125       12/01/11           3,659,269
                                                                                                         ------------
                                                                                                            6,717,709
                                                                                                         ------------
              MAJOR BANKS (3.4%)
       1,035  Bank of New York (The)                                          5.20       07/01/07           1,109,679
         330  Bank One Corp. (Series MTNA)                                    6.00       02/17/09             361,901
       5,000  First Union National Bank (Series BKNT)                         7.80       08/18/10           6,040,385
       3,000  Mellon Bank N.A. (Series BKNT)                                 7.625       09/15/07           3,489,330
       5,000  Well Fargo Bank NA                                              7.55       06/21/10           5,934,010
                                                                                                         ------------
                                                                                                           16,935,305
                                                                                                         ------------
              MAJOR TELECOMMUNICATIONS (3.1%)
       2,865  AT&T Corp.                                                      8.75       11/15/31           3,359,496
       4,385  GTE Corp.                                                       6.94       04/15/28           4,617,295
       1,000  GTE Corp.                                                       7.90       02/01/27           1,100,287
       5,490  Verizon Global Funding Corp.                                    7.75       12/01/30           6,473,089
                                                                                                         ------------
                                                                                                           15,550,167
                                                                                                         ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                  COUPON       MATURITY
 THOUSANDS                                                                   RATE          DATE             VALUE
---------------------------------------------------------------------------------------------------------------------
              MANAGED HEALTH CARE (4.3%)
$      3,930  Aetna, Inc.                                                    7.375%      03/01/06        $  4,325,971
       1,665  Aetna, Inc.                                                    7.875       03/01/11           1,971,102
       3,920  Anthem, Inc.                                                    6.80       08/01/12           4,434,876
       1,840  Cigna Corp.                                                    6.375       10/15/11           1,993,881
       4,120  Health Net, Inc.                                               8.375       04/15/11           4,957,435
         850  UnitedHealth Group Inc.                                         5.20       01/17/07             910,208
       1,565  UnitedHealth Group Inc.                                         7.50       11/15/05           1,718,841
       1,450  Wellpoint Health Network, Inc.                                 6.375       06/15/06           1,581,866
                                                                                                         ------------
                                                                                                           21,894,180
                                                                                                         ------------
              MEDIA CONGLOMERATES (1.2%)
       3,130  AOL Time Warner Inc.                                            7.70       05/01/32           3,666,861
       2,415  Time Warner Cos, Inc.                                          6.625       05/15/29           2,491,092
                                                                                                         ------------
                                                                                                            6,157,953
                                                                                                         ------------
              MOTOR VEHICLES (2.4%)
       3,260  DaimlerChrysler North American Holdings Co.                     7.30       01/15/12           3,635,425
       1,765  DaimlerChrysler North American Holdings Co.                     8.00       06/15/10           2,023,918
       1,780  DaimlerChrysler North American Holdings Co.                     8.50       01/18/31           2,132,976
         235  Ford Motor Co.                                                 6.625       10/01/28             216,798
       4,195  Ford Motor Co.                                                  7.45       07/16/31           4,251,570
                                                                                                         ------------
                                                                                                           12,260,687
                                                                                                         ------------
              MULTI-LINE INSURANCE (3.5%)
       2,505  Farmers Exchange Capital - 144A*                                7.05       07/15/28           2,351,180
       3,860  Farmers Insurance Capital - 144A*                              8.625       05/01/24           4,045,515
         165  Hartford Financial Services Group, Inc.                        2.375       06/01/06             164,269
       4,900  Hartford Financial Services Group, Inc.                         7.90       06/15/10           5,807,725
       5,000  Nationwide Financial Services, Inc.                             8.00       03/01/27           5,231,400
                                                                                                         ------------
                                                                                                           17,600,089
                                                                                                         ------------
              OIL & GAS PIPELINES (0.2%)
       1,120  Texas Eastern Transmission, L.P.                                7.00       07/15/32           1,243,206
                                                                                                         ------------
              OIL & GAS PRODUCTION (3.1%)
         690  Kerr-McGee Corp.                                               5.875       09/15/06             740,902
       1,180  Kerr-McGee Corp.                                               6.875       09/15/11           1,314,776
       1,755  Kerr-McGee Corp.                                               7.875       09/15/31           1,999,484
       2,040  Nexen Inc. (Canada)                                             5.05       11/20/13           2,016,014
       3,160  Pemex Project Funding Master Trust                              8.00       11/15/11           3,547,100
       1,455  Pemex Project Funding Master Trust                             8.625       02/01/22           1,618,688
       1,800  Pemex Project Funding Master Trust                             9.125       10/13/10           2,146,500
         170  Petro-Canada (Canada)                                           4.00       07/15/13             157,325
       2,140  Petro-Canada (Canada)                                           5.35       07/15/33           1,920,941
                                                                                                         ------------
                                                                                                           15,461,730
                                                                                                         ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                  COUPON       MATURITY
 THOUSANDS                                                                   RATE          DATE             VALUE
---------------------------------------------------------------------------------------------------------------------
              OIL REFINING/MARKETING (0.8%)
$      1,065  Ashland Inc. (Series MTNJ)                                      7.83%      08/15/05        $  1,139,196
       2,555  Marathon Oil Corp.                                              6.80       03/15/32           2,745,199
                                                                                                         ------------
                                                                                                            3,884,395
                                                                                                         ------------
              OTHER CONSUMER SERVICES (1.0%)
       1,790  Cendant Corp.                                                  7.125       03/15/15           2,025,215
       2,695  Cendant Corp.                                                  7.375       01/15/13           3,095,531
                                                                                                         ------------
                                                                                                            5,120,746
                                                                                                         ------------
              OTHER METALS/MINERALS (1.5%)
       2,275  BHP Billiton Finance (Australia)                                4.80       04/15/13           2,285,033
       3,965  Inco Ltd. (Canada)                                              7.20       09/15/32           4,348,142
         915  Inco Ltd. (Canada)                                              7.75       05/15/12           1,069,090
                                                                                                         ------------
                                                                                                            7,702,265
                                                                                                         ------------
              PUBLISHING: NEWSPAPERS(1.6%)
       2,540  News America Holdings, Inc.                                     7.28       06/30/28           2,839,969
       1,587  News America Holdings, Inc.                                     7.30       04/30/28           1,777,610
       2,600  News America Holdings, Inc.                                    8.875       04/26/23           3,341,705
                                                                                                         ------------
                                                                                                            7,959,284
                                                                                                         ------------
              PHARMACEUTICALS: MAJOR (1.3%)
       5,000  Johnson & Johnson                                               8.72       11/01/24           5,491,155
         191  Marion Merrell Corp.                                            9.11       08/01/05             206,242
       1,030  Schering-Plough Corp.                                           5.30       12/01/13           1,050,384
                                                                                                         ------------
                                                                                                            6,747,781
                                                                                                         ------------
              PULP & PAPER (1.0%)
       2,010  International Paper Co.                                         4.25       01/15/09           2,020,504
       2,260  MeadWestvaco Corp.                                              6.85       04/01/12           2,489,905
         500  Sappi Papier Holding AG - 144A* (Austria)                       6.75       06/15/12             547,635
                                                                                                         ------------
                                                                                                            5,058,044
                                                                                                         ------------
              RAILROADS (0.9%)
       3,778  Burlington Northern Santa Fe Corp. (Series 95-A)                7.97       01/01/15           4,487,883
                                                                                                         ------------
              REAL ESTATE DEVELOPMENT (0.4%)
       1,817  World Financial Properties - 144A*                              6.91       09/01/13           2,009,827
         232  World Financial Properties - 144A*                              6.95       09/01/13             256,738
                                                                                                         ------------
                                                                                                            2,266,565
                                                                                                         ------------
              SAVINGS BANKS (0.5%)
       2,150  Washington Mutual Inc.                                          8.25       04/01/10           2,588,458
                                                                                                         ------------
              SERVICES TO THE HEALTH INDUSTRY (0.3%)
       1,010  Anthem Insurance Companies, Inc. - 144A*                       9.125       04/01/10           1,271,280
                                                                                                         ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                     COUPON         MATURITY
 THOUSANDS                                                                      RATE            DATE              VALUE
----------------------------------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS (1.4%)
$      2,730  AT&T Wireless Services, Inc.                                       7.875%       03/01/11        $    3,164,308
       3,070  Deutsche Telekom International
               Finance Corp. (Netherlands)                                        8.75        06/15/30             3,935,715
                                                                                                              --------------
                                                                                                                   7,100,023
                                                                                                              --------------
              TOBACCO (0.7%)
       1,110  Altria Group Inc.                                                   7.00        11/04/13             1,186,260
       2,195  Altria Group, Inc.                                                  7.75        01/15/27             2,374,922
                                                                                                              --------------
                                                                                                                   3,561,182
                                                                                                              --------------
              TOTAL CORPORATE BONDS
               (COST $409,687,296)                                                                               440,490,078
                                                                                                              --------------
              U.S. GOVERNMENT OBLIGATIONS (7.7%)
              Federal Home Loan Mortgage Corp.
         486                                                                      6.50  03/01/18 - 03/01/31          510,381
         155                                                                      8.50  01/01/22 - 12/01/24          167,505
           4  Federal Home Loan Mortgage Corp. Gold                              11.50        05/01/19                 4,500
              Federal National Mortgage Assoc.
       2,800                                                                      6.00          **                 2,894,500
      11,500                                                                      6.50          **                12,028,282
       2,156                                                                      6.50        05/01/31             2,255,820
         623                                                                      7.50  06/01/28 - 04/01/32          666,401
       7,745                                                                      8.00  08/01/29 - 05/01/32        8,354,552
           2                                                                      9.00  06/01/21 - 01/01/25            2,636
              Government National Mortgage Assoc.
       3,582                                                                      6.00  04/15/28 - 12/15/28        3,726,995
       5,018                                                                      6.50  08/15/27 - 07/15/29        5,291,888
           3                                                                      7.50  04/15/24 - 09/15/27            3,561
       2,186                                                                      8.00  10/15/24 - 11/15/29        2,378,206
         378                                                                      8.50  01/15/17 - 08/15/27          411,747
         320                                                                      9.00  07/15/24 - 12/15/24          357,227
          21                                                                     10.00  05/15/16 - 04/15/19           23,596
                                                                                                              --------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS
               (COST $37,829,233)                                                                                 39,077,797
                                                                                                              --------------
              FOREIGN GOVERNMENT OBLIGATIONS (3.0%)
       5,000  Providence of New Brunswick (Canada)                               7.625        06/29/04             5,155,475
       4,370  United Mexican States (Mexico) (Series MTNA)                        8.00        09/24/22             4,791,705
       1,965  United Mexican States (Mexico) (Series MTN)                         8.30        08/15/31             2,220,450
       1,455  United Mexican States (Mexico)                                     8.375        01/14/11             1,731,450
         870  United Mexican States (Mexico)                                     9.875        02/01/10             1,100,550
                                                                                                              --------------
              TOTAL FOREIGN GOVERNMENT OBLIGATIONS
               (COST $14,044,615)                                                                                 14,999,630
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                     COUPON         MATURITY
 THOUSANDS                                                                      RATE            DATE              VALUE
----------------------------------------------------------------------------------------------------------------------------
              ASSET- BACKED SECURITY (0.4%)
              FINANCIAL CONGLOMERATES
$      1,800  American Express Credit Account
               (COST $1,799,706)                                                  5.53%       10/15/08        $    1,925,900
                                                                                                              --------------
              SHORT-TERM INVESTMENTS (a) (3.0%)
              U.S. GOVERNMENT & AGENCY OBLIGATIONS
      13,200  Federal Home Loan Bank                                              0.75        01/02/04            13,199,725
         800  U.S. Treasury Bill***                                              0.935        01/15/04               799,709
       1,100  U.S. Treasury Bill***                                               1.00        03/25/04             1,097,464
         100  U.S. Treasury Bill***                                              1.002        01/15/04                99,961
                                                                                                              --------------
              TOTAL SHORT-TERM INVESTMENTS
               (COST $15,196,828)                                                                                 15,196,859
                                                                                                              --------------
              TOTAL INVESTMENTS
               (COST $478,557,678) (b)(c)                                                        101.5%          511,690,264
              LIABILITIES IN EXCESS OF OTHER ASSETS                                               (1.5)           (7,505,419)
                                                                                                 -----        --------------
              NET ASSETS                                                                         100.0%       $  504,184,845
                                                                                                 =====        ==============

----------
     *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
     ** SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
     *** SOME OR ALL OF THIS SECURITY HAS BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND /OR OPEN FUTURES CONTRACTS.
     (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
     (b) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $133,253,974 IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND OPEN FUTURES CONTRACTS.
     (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $480,427,193. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $32,625,034 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,361,963, RESULTING IN NET UNREALIZED APPRECIATION OF $31,263,071. FUTURES CONTRACTS OPEN AT DECEMBER 31, 2003:

                                                                                         UNREALIZED
NUMBER OF                         DESCRIPTION/DELIVERY              UNDERLYING FACE     APPRECIATION
CONTRACTS   LONG/SHORT               MONTH, AND YEAR                AMOUNT AT VALUE    (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
   455         Short      U.S. Treasury Bond 20 Year, March 2004    $   (49,737,188)   $      (72,055)
    20         Long       U.S. Treasury Notes 2 Year, March 2004          4,280,938            15,820
   260         Short      U.S. Treasury Notes 5 Year, March 2004        (29,022,500)         (211,178)
   320         Short      U.S. Treasury Notes 10 Year, March 2004       (35,925,002)         (281,451)
                                                                                       --------------
     Net unrealized depreciation                                                       $     (548,864)
                                                                                       ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

 PRINCIPAL
 AMOUNT IN                                                                     COUPON     MATURITY
 THOUSANDS                                                                      RATE        DATE         VALUE
-------------------------------------------------------------------------------------------------------------------
              CORPORATE BONDS (85.6%)
              ADVERTISING/MARKETING SERVICES (1.4%)
$        658  Advanstar Communications, Inc. - 144A*                             8.68%     08/15/08  $      694,559
          75  Advanstar Communications, Inc. - 144A*                            10.75      08/15/10          81,562
         125  Advanstar Communications, Inc. (Series B)                         12.00      02/15/11         132,187
         405  Interep National Radio Sales, Inc. (Series B)                     10.00      07/01/08         360,450
                                                                                                     --------------
                                                                                                          1,268,758
                                                                                                     --------------
              ALTERNATIVE POWER GENERATION (0.6%)
         340  Calpine Corp.                                                      8.50      02/15/11         270,725
         250  Calpine Corp. - 144A*                                              8.50      07/15/10         245,000
                                                                                                     --------------
                                                                                                            515,725
                                                                                                     --------------
              APPAREL/FOOTWEAR (0.2%)
         180  Oxford Industries Inc. - 144A*                                    8.875      06/01/11         197,775
                                                                                                     --------------
              APPAREL/FOOTWEAR RETAIL (0.7%)
         610  Payless Shoesource, Inc.                                           8.25      08/01/13         590,175
                                                                                                     --------------
              AUTO PARTS: O.E.M. (1.8%)
         435  Intermet Corp.                                                     9.75      06/15/09         448,050
         535  Lear Corp. (Series B)                                              8.11      05/15/09         631,969
         525  TRW Automotive, Inc.                                              9.375      02/15/13         602,437
                                                                                                     --------------
                                                                                                          1,682,456
                                                                                                     --------------
              BROADCASTING (1.1%)
         290  Granite Broadcasting Corp. - 144A*                                 9.75      12/01/10         290,725
         170  Nexstar Finance Inc. - 144A*                                       7.00      01/15/14         171,700
         125  Salem Communications Holdings Corp. (Series A)                     7.75      12/15/10         130,937
         405  Salem Communications Holdings Corp. (Series B)                     9.00      07/01/11         442,462
                                                                                                     --------------
                                                                                                          1,035,824
                                                                                                     --------------
              BUILDING PRODUCTS (1.1%)
         165  Brand Services Inc.                                               12.00      10/15/12         191,606
       1,035  Nortek Holdings, Inc. - 144A*                                     10.00++    05/15/11         752,962
          75  Nortek, Inc.                                                       9.25      03/15/07          77,437
                                                                                                     --------------
                                                                                                          1,022,005
                                                                                                     --------------
              CABLE/SATELLITE TV (6.0%)
         129  Avalon Cable LLC                                                 11.875      12/01/08         136,945
         225  Charter Communications Holdings LLC                               9.625      11/15/09         199,125
         260  Charter Communications Holdings LLC                               10.75      10/01/09         239,850
         975  Charter Communications Holdings/Charter Capital                   11.75++    05/15/11         658,125
          75  CSC Holdings Inc                                                   7.25      07/15/08          78,375
         455  CSC Holdings Inc (Series B)                                       8.125      07/15/09         491,400
          95  CSC Holdings Inc.                                                 9.875      02/15/13          99,750

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                     COUPON     MATURITY
 THOUSANDS                                                                      RATE        DATE         VALUE
-------------------------------------------------------------------------------------------------------------------
$         95  CSC Holdings Inc.                                                 10.50%     05/15/16  $      109,250
         595  Directv Holdings/Finance                                          8.375      03/15/13         693,175
         537  Echostar DBS Corp.                                                9.125      01/15/09         603,454
         175  Echostar DBS Corp.                                                9.375      02/01/09         183,969
         245  Echostar DBS Corp. - 144A*                                        6.375      10/01/11         252,350
         516  Knology, Inc. - 144A* (c)                                         12.00+     11/30/09         516,841
         255  Lodgenet Entertainment Corp.                                       9.50      06/15/13         280,500
          65  Pegasus Communications Corp. (Series B)                           12.50      08/01/07          61,750
          95  Pegasus Communications Corp. (Series B)                            9.75      12/01/06          86,212
          40  Pegasus Satellite Communications Inc.                            12.375      08/01/06          37,850
         100  Pegasus Satellite Communications Inc.                             13.50++    03/01/07          85,125
         170  Renaissance Media Group LLC                                       10.00      04/15/08         176,587
         790  Telenet Group Holding NV (Belgium) - 144A*                        11.50++    06/15/14         501,650
                                                                                                     --------------
                                                                                                          5,492,283
                                                                                                     --------------
              CASINO/GAMING (3.5%)
       4,485  Aladdin Gaming Holdings/Capital Corp. LLC (Series B) (b)          13.50      03/01/10          44,850
         600  Harrah's Operating Co., Inc.                                      7.875      12/15/05         654,000
         850  MGM MIRAGE                                                         6.00      10/01/09         877,625
         595  Park Place Entertainment                                          8.875      09/15/08         675,325
       7,210  Resort At Summerlin LP/Ras Co. (Series B) (a)(b)                  13.00      12/15/07               0
          85  Station Casinos, Inc.                                             8.375      02/15/08          91,481
         220  Station Casinos, Inc.                                             8.875      12/01/08         228,800
         300  Station Casinos, Inc.                                             9.875      07/01/10         331,500
         280  Venetian Casino/LV Sands                                          11.00      06/15/10         326,200
                                                                                                     --------------
                                                                                                          3,229,781
                                                                                                     --------------
              CELLULAR TELEPHONE (0.4%)
         325  Dobson Communications Corp.                                      10.875      07/01/10         355,875
                                                                                                     --------------
              CHEMICALS: MAJOR DIVERSIFIED (1.8%)
         490  Equistar Chemical Funding                                        10.125      09/01/08         539,000
         185  Equistar Chemical Funding                                        10.625      05/01/11         205,350
         175  Huntsman Advanced Materials Corp. - 144A*                         11.00      07/15/10         194,250
         720  Huntsman ICI Chemicals                                           10.125      07/01/09         745,200
                                                                                                     --------------
                                                                                                          1,683,800
                                                                                                     --------------
              CHEMICALS: SPECIALTY (4.1%)
         440  Avecia Group PLC (United Kingdom)                                 11.00      07/01/09         398,200
         170  FMC Corp.                                                         10.25      11/01/09         199,750
         750  ISP Holdings Inc. (Series B)                                     10.625      12/15/09         828,750
         135  Koppers Inc. - 144A*                                              9.875      10/15/13         149,512
          75  Kraton Polymers LLC/Capital - 144A*                               8.125      01/15/14          78,375
         180  Millennium America, Inc.                                           7.00      11/15/06         185,400

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                     COUPON     MATURITY
 THOUSANDS                                                                      RATE        DATE         VALUE
-------------------------------------------------------------------------------------------------------------------
$        620  Millennium America, Inc.                                           9.25%     06/15/08  $      678,900
         550  Nalco Co. - 144A*                                                  7.75      11/15/11         591,250
         430  Rhodia SA (France) - 144A*                                        8.875      06/01/11         397,750
         215  Westlake Chemical Corp. - 144A*                                    8.75      07/15/11         236,500
                                                                                                     --------------
                                                                                                          3,744,387
                                                                                                     --------------
              COMMERCIAL PRINTING/FORMS (0.0%)
       2,500  Premier Graphics Inc. (a) (b)                                     11.50      12/01/05               0
                                                                                                     --------------
              COMPUTER COMMUNICATIONS (0.6%)
         500  Avaya, Inc.                                                      11.125      04/01/09         587,500
                                                                                                     --------------
              CONSUMER/BUSINESS SERVICES (0.8%)
         385  Muzak LLC/Muzak Finance Corp.                                     9.875      03/15/09         373,931
         365  Muzak LLC/Muzak Finance Corp.                                     10.00      02/15/09         390,550
                                                                                                     --------------
                                                                                                            764,481
                                                                                                     --------------
              CONTAINERS/PACKAGING (2.6%)
         515  Graphic Packaging International Corp. - 144A*                      9.50      08/15/13         571,650
         210  Norampac Inc. (Canada)                                             6.75      06/01/13         219,975
       1,130  Owens-Brockway Glass Containers Corp.                              8.75      11/15/12       1,264,187
          80  Pliant Corp. (Issued 08/29/00)                                    13.00      06/01/10          73,600
         320  Pliant Corp. (Issued 04/10/02)                                    13.00      06/01/10         294,400
                                                                                                     --------------
                                                                                                          2,423,812
                                                                                                     --------------
              DEPARTMENT STORES (0.7%)
          45  Penney (J.C.) Co., Inc.                                           6.875      10/15/15          47,531
          55  Penney (J.C.) Co., Inc.                                            7.60      04/01/07          60,981
          35  Penney (J.C.) Co., Inc.                                            7.95      04/01/17          39,944
         190  Penney (J.C.) Co., Inc.                                            8.00      03/01/10         218,737
         215  Penney (J.C.) Co., Inc.                                            9.00      08/01/12         258,269
           1  Saks, Inc.                                                         8.25      11/15/08             637
          22  Saks, Inc. - 144A*                                                 7.00      12/01/13          22,550
                                                                                                     --------------
                                                                                                            648,649
                                                                                                     --------------
              DRUGSTORE CHAINS (0.2%)
         235  Rite Aid Corp.                                                     7.70      02/15/27         216,200
                                                                                                     --------------
              ELECTRIC UTILITIES (4.0%)
          42  AES Corp. (The)                                                   8.875      02/15/11          45,990
          54  AES Corp. (The)                                                   9.375      09/15/10          60,142
         450  AES Corp. (The) - 144A*                                            9.00      05/15/15         510,750
         300  Allegheny Energy, Inc.                                             7.75      08/01/05         304,125
          50  CMS Energy Corp.                                                   7.50      01/15/09          51,750
         305  CMS Energy Corp.                                                   8.50      04/15/11         330,925
         115  IPALCO Enterprises, Inc.                                          8.625      11/14/11         129,087

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                     COUPON     MATURITY
 THOUSANDS                                                                      RATE        DATE         VALUE
-------------------------------------------------------------------------------------------------------------------
$        365  Monongahela Power Co.                                              5.00%     10/01/06  $      373,212
          80  MSW Energy Holdings/Finance - 144A*                                8.50      09/01/10          87,600
         415  MSW Energy Holdings/Finance - 144A*                               7.375      09/01/10         435,750
         415  Nevada Power Co. - 144A*                                           9.00      08/15/13         461,169
         200  PG&E Corp. - 144A*                                                6.875      07/15/08         217,500
          50  PSEG Energy Holdings Inc.                                          7.75      04/16/07          53,312
         320  PSEG Energy Holdings Inc.                                         8.625      02/15/08         350,800
         225  TNP Enterprises, Inc.                                             10.25      04/01/10         246,375
                                                                                                     --------------
                                                                                                          3,658,487
                                                                                                     --------------
              ELECTRICAL PRODUCTS (0.3%)
         295  Rayovac Corp.                                                      8.50      10/01/13         314,175
                                                                                                     --------------
              ELECTRONIC DISTRIBUTORS (1.2%)
       1,000  BRL Universal Equipment Corp.                                     8.875      02/15/08       1,077,500
       6,000  CHS Electronics, Inc. (a)(b)                                      9.875      04/15/05          52,500
                                                                                                     --------------
                                                                                                          1,130,000
                                                                                                     --------------
              ELECTRONIC EQUIPMENT/INSTRUMENTS (1.2%)
         820  High Voltage Engineering, Inc. (b)                                10.75      08/15/04         209,100
         260  Xerox Capital Europe PLC (United Kingdom)                         5.875      05/15/04         263,900
         575  Xerox Corp.                                                       7.125      06/15/10         618,125
                                                                                                     --------------
                                                                                                          1,091,125
                                                                                                     --------------
              ENGINEERING & CONSTRUCTION (0.4%)
         340  ABB Finance Inc.                                                   6.75      06/03/04         326,505
         225  Encompass Services Corp. (a) (b)                                  10.50      05/01/09               0
                                                                                                     --------------
                                                                                                            326,505
                                                                                                     --------------
              ENVIRONMENTAL SERVICES (1.1%)
         355  Allied Waste North America, Inc.                                  7.875      04/15/13         386,063
          25  Allied Waste North America, Inc. - 144A*                           6.50      11/15/10          25,750
         150  Allied Waste North America, Inc. (Series B)                       8.875      04/01/08         168,750
         375  Allied Waste North America, Inc. (Series B)                       10.00      08/01/09         406,875
                                                                                                     --------------
                                                                                                            987,438
                                                                                                     --------------
              FINANCE/RENTAL/LEASING (0.5%)
         425  United Rentals NA Inc. - 144A*                                     7.75      11/15/13         436,156
                                                                                                     --------------
              FOOD RETAIL (1.6%)
         120  Couche-Tard US/Finance - 144A*                                     7.50      12/15/13         126,300
         920  Delhaize America, Inc.                                            8.125      04/15/11       1,062,600
         217  Kroger Co. - 144A*                                                 8.50      07/15/17         245,318
                                                                                                     --------------
                                                                                                          1,434,218
                                                                                                     --------------
              FOOD: MEAT/FISH/DAIRY (2.6%)
         345  Michael Foods, Inc. (Series B) - 144A*                             8.00      11/15/13         361,388
         195  National Beef Packing - 144A*                                     10.50      08/01/11         201,825

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                     COUPON     MATURITY
 THOUSANDS                                                                      RATE        DATE          VALUE
-------------------------------------------------------------------------------------------------------------------
$        710  Pilgrim's Pride Corp.                                             9.625%     09/15/11  $      784,550
         265  PPC Escrow Corp. - 144A*                                           9.25      11/15/13         275,600
         530  Smithfield Foods Inc.                                             7.625      02/15/08         537,950
          75  Smithfield Foods Inc.                                              7.75      05/15/13          78,375
         125  Smithfield Foods Inc. (Series B)                                   8.00      10/15/09         132,500
                                                                                                     --------------
                                                                                                          2,372,188
                                                                                                     --------------
              FOREST PRODUCTS (1.1%)
         110  Louisiana Pacific Corp.                                           8.875      08/15/10         130,350
         150  Louisiana Pacific Corp.                                          10.875      11/15/08         179,250
         225  Tembec Industries Inc. (Canada)                                    7.75      03/15/12         225,000
         475  Tembec Industries Inc. (Canada)                                    8.50      02/01/11         494,000
                                                                                                     --------------
                                                                                                          1,028,600
                                                                                                     --------------
              GAS DISTRIBUTORS (1.0%)
         430  Dynegy Holdings, Inc.                                             6.875      04/01/11         398,288
         425  Dynegy Holdings, Inc. - 144A*                                     9.875      07/15/10         480,250
                                                                                                     --------------
                                                                                                            878,538
                                                                                                     --------------
              HOME BUILDING (1.5%)
         155  Meritage Corp.                                                     9.75      06/01/11         173,988
         415  Schuler Homes, Inc.                                               9.375      07/15/09         468,950
         125  Tech Olympic USA, Inc. (Issued 11/27/02)                           9.00      07/01/10         135,000
         175  Tech Olympic USA, Inc. (Issued 02/03/03)                           9.00      07/01/10         189,000
         355  Tech Olympic USA, Inc.                                           10.375      07/01/12         399,375
                                                                                                     --------------
                                                                                                          1,366,313
                                                                                                     --------------
              HOME FURNISHINGS (0.5%)
         100  Simmons Corp. - 144A*                                             7.875      01/15/14         101,000
         315  Tempur-Pedic Inc. - 144A*                                         10.25      08/15/10         352,800
                                                                                                     --------------
                                                                                                            453,800
                                                                                                     --------------
              HOSPITAL/NURSING MANAGEMENT (2.0%)
         370  HCA, Inc.                                                          6.30      10/01/12         382,115
         375  HCA, Inc.                                                         7.875      02/01/11         428,282
          35  Manor Care, Inc.                                                   7.50      06/15/06          38,150
         110  Manor Care, Inc.                                                   8.00      03/01/08         124,850
         195  Tenet Healthcare Corp.                                             6.50      06/01/12         187,931
         670  Tenet Healthcare Corp.                                            7.375      02/01/13         676,700
                                                                                                     --------------
                                                                                                          1,838,028
                                                                                                     --------------
              HOTELS/RESORTS/CRUISELINES (2.1%)
         240  Hilton Hotels Corp.                                               7.625      12/01/12         270,900
         260  Hilton Hotels Corp.                                                7.95      04/15/07         289,575
         695  Horseshoe Gaming Holding Corp. (Series B)                         8.625      05/15/09         737,569

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                     COUPON     MATURITY
 THOUSANDS                                                                      RATE        DATE         VALUE
-------------------------------------------------------------------------------------------------------------------
$         40  Starwood Hotels & Resorts Worldwide Inc.                          7.375%     05/01/07  $       43,400
         525  Starwood Hotels & Resorts Worldwide Inc.                          7.875      05/01/12         593,250
                                                                                                     --------------
                                                                                                          1,934,694
                                                                                                     --------------
              INDUSTRIAL CONGLOMERATES (0.6%)
         505  Tyco International Group S.A. (Luxembourg)                         6.75      02/15/11         554,238
                                                                                                     --------------
              INDUSTRIAL MACHINERY (0.2%)
         120  Flowserve Corp.                                                   12.25      08/15/10         139,800
                                                                                                     --------------
              INDUSTRIAL SPECIALTIES (2.7%)
         430  Cabot Safety Corp.                                                12.50      07/15/05         440,750
         465  International Wire Group, Inc. (b)                                11.75      06/01/05         288,300
         560  Johnsondiversy, Inc.                                              9.625      05/15/12         627,200
         185  Tekni-Plex Inc. - 144A*                                            8.75      11/15/13         193,788
         420  Tekni-Plex Inc. (Series B)                                        12.75      06/15/10         459,900
         405  UCAR Finance, Inc.                                                10.25      02/15/12         467,775
                                                                                                     --------------
                                                                                                          2,477,713
                                                                                                     --------------
              INTERNET SOFTWARE/SERVICES (0.0%)
         637  Exodus Communications, Inc. (a)(b)                               11.625      07/15/10               0
                                                                                                     --------------
              INVESTMENT MANAGERS (0.7%)
         530  JSG Funding PLC (Ireland)                                         9.625      10/01/12         596,250
                                                                                                     --------------
              MEDIA CONGLOMERATES (1.2%)
         455  Nextmedia Operating, Inc.                                         10.75      07/01/11         518,700
         335  Vivendi Universal SA (France)                                      9.25      04/15/10         398,650
         195  Vivendi Universal SA (France) - 144A*                              6.25      07/15/08         207,431
                                                                                                     --------------
                                                                                                          1,124,781
                                                                                                     --------------
              MEDICAL DISTRIBUTORS (0.8%)
          95  AmerisourceBergen Corp. - 144A*                                    7.25      11/15/12         102,838
         535  AmerisourceBergen Corp.                                           8.125      09/01/08         605,888
                                                                                                     --------------
                                                                                                            708,726
                                                                                                     --------------
              MEDICAL SPECIALTIES (0.1%)
          80  National Nephrology Associates, Inc. - 144A*                       9.00      11/01/11          84,200
                                                                                                     --------------
              MEDICAL/NURSING SERVICES (0.8%)
         570  Fresenius Medical Care Capital Trust                              7.875      06/15/11         618,450
          85  Fresenius Medical Care Capital Trust II (Units)^                  7.875      02/01/08          91,163
                                                                                                     --------------
                                                                                                            709,613
                                                                                                     --------------
              METAL FABRICATIONS (1.0%)
         215  General Cable Corp. - 144A*                                        9.50      11/15/10         231,125
         615  Trimas Corp.                                                      9.875      06/15/12         644,213
                                                                                                     --------------
                                                                                                            875,338
                                                                                                     --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                     COUPON     MATURITY
 THOUSANDS                                                                      RATE        DATE         VALUE
-------------------------------------------------------------------------------------------------------------------
              MISCELLANEOUS COMMERCIAL SERVICES (0.9%)
$        255  Iron Mountain Inc.                                                 7.75%     01/15/15  $      268,388
         495  Iron Mountain Inc.                                                8.625      04/01/13         537,075
                                                                                                     --------------
                                                                                                            805,463
                                                                                                     --------------
              MISCELLANEOUS MANUFACTURING (1.1%)
         385  Amsted Industries Inc. - 144A*                                    10.25      10/15/11         427,350
         525  Jacuzzi Brands, Inc. - 144A*                                      9.625      07/01/10         580,125
                                                                                                     --------------
                                                                                                          1,007,475
                                                                                                     --------------
              MOVIES/ENTERTAINMENT (0.6%)
         490  Alliance Atlantis Communications, Inc. (Canada)                   13.00      12/15/09         561,050
                                                                                                     --------------
              OIL & GAS PIPELINES (2.5%)
         575  El Paso Production Holdings - 144A*                                7.75      06/01/13         569,250
          89  GulfTerra Energy Partners, L.P.                                    8.50      06/01/10         101,460
         292  GulfTerra Energy Partners, L.P.                                  10.625      12/01/12         363,540
          45  Northwest Pipeline Corp.                                          8.125      03/01/10          50,175
         155  Southern Natural Gas                                              8.875      03/15/10         175,150
         160  Transcontinental Gas Pipe Line Corp. (Series B)                   8.875      07/15/12         190,000
         750  Williams Companies, Inc. (The)                                    7.875      09/01/21         795,000
          45  Williams Companies, Inc. (The) - (Series A)                        6.75      01/15/06          46,800
                                                                                                     --------------
                                                                                                          2,291,375
                                                                                                     --------------
              OIL & GAS PRODUCTION (2.6%)
         770  Chesapeake Energy Corp.                                            7.50      09/15/13         837,375
          28  Chesapeake Energy Corp.                                           8.125      04/01/11          31,220
         435  Hilcorp Energy/Finance - 144A*                                    10.50      09/01/10         478,500
         225  Magnum Hunter Resources, Inc.                                      9.60      03/15/12         256,500
         745  Vintage Petroleum, Inc.                                           7.875      05/15/11         789,700
                                                                                                     --------------
                                                                                                          2,393,295
                                                                                                     --------------
              OIL REFINING/MARKETING (1.2%)
         195  CITGO Petroleum Corp.                                            11.375      02/01/11         227,175
         345  Husky Oil Ltd.                                                     8.90      08/15/28         400,200
         170  Tesoro Petroleum Corp.                                             9.00      07/01/08         177,225
         255  Tesoro Petroleum Corp.                                            9.625      04/01/12         280,500
                                                                                                     --------------
                                                                                                          1,085,100
                                                                                                     --------------
              OILFIELD SERVICES/EQUIPMENT (0.8%)
         135  Hanover Compress Co.                                              8.625      12/15/10         141,075
         300  Hanover Equipment Trust 2001 A (Series A)                          8.50      09/01/08         319,500
         210  Hanover Equipment Trust 2001 B (Series B)                          8.75      09/01/11         223,650
                                                                                                     --------------
                                                                                                            684,225
                                                                                                     --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                     COUPON     MATURITY
 THOUSANDS                                                                      RATE        DATE         VALUE
-------------------------------------------------------------------------------------------------------------------
              OTHER METALS/MINERALS (0.0%)
$        355  Murrin Murrin Holdings Property Ltd. (Australia) (b)              9.375%     08/31/07  $           36
                                                                                                     --------------
              OTHER TRANSPORTATION (0.7%)
         590  Laidlaw International Inc. - 144A*                                10.75      06/15/11         669,650
                                                                                                     --------------
              PUBLISHING: BOOKS/MAGAZINES (2.2%)
         345  Dex Media East/Finance                                           12.125      11/15/12         426,075
         650  Dex Media Inc. - 144A*                                             9.00++    11/15/13         461,500
         330  Dex Media West LLC - 144A                                         9.875      08/15/13         385,275
         165  PEI Holdings, Inc.                                                11.00      03/15/10         192,225
         485  PRIMEDIA, Inc.                                                    8.875      05/15/11         514,100
                                                                                                     --------------
                                                                                                          1,979,175
                                                                                                     --------------
              PUBLISHING: NEWSPAPERS (0.9%)
         721  Hollinger Participation Trust - 144A* (Canada)                   12.125+     11/15/10         859,754
                                                                                                     --------------
              PULP & PAPER (1.8%)
         480  Abitibi-Consolidated, Inc. (Canada)                                6.00      06/20/13         461,491
       1,035  Georgia-Pacific Corp.                                             8.875      02/01/10       1,185,075
                                                                                                     --------------
                                                                                                          1,646,566
                                                                                                     --------------
              REAL ESTATE DEVELOPMENT (2.0%)
         510  CB Richard Ellis Services, Inc.                                   11.25      06/15/11         578,850
          70  CBRE Escrow Inc. - 144A*                                           9.75      05/15/10          78,050
         565  LNR Property Corp.                                                7.625      07/15/13         597,488
         245  LNR Property Corp. - 144A*                                         7.25      10/15/13         250,513
         310  Rockwood Specialties, Inc. - 144A*                               10.625      05/15/11         347,200
                                                                                                     --------------
                                                                                                          1,852,101
                                                                                                     --------------
              REAL ESTATE INVESTMENT TRUSTS (0.6%)
         535  HMH Properties, Inc. (Series B)                                   7.875      08/01/08         559,075
                                                                                                     --------------
              SEMICONDUCTORS (0.3%)
         240  Fairchild Semiconductors Corp.                                    10.50      02/01/09         268,800
                                                                                                     --------------
              SERVICES TO THE HEALTH INDUSTRY (0.6%)
         185  Medco Health Solutions, Inc.                                       7.25      08/15/13         202,179
         100  Omnicare, Inc.                                                    6.125      06/01/13         100,750
         230  Omnicare, Inc. (Series B)                                         8.125      03/15/11         252,425
                                                                                                     --------------
                                                                                                            555,354
                                                                                                     --------------
              SPECIALTY STORES (1.5%)
         405  Autonation, Inc.                                                   9.00      08/01/08         466,763
         295  General Nutrition Center - 144A*                                   8.50      12/01/10         303,850
         385  Sonic Automotive Inc.                                             8.625      08/15/13         408,100
         185  Sonic Automotive Inc. - 144A*                                     8.625      08/15/13         196,100
                                                                                                     --------------
                                                                                                          1,374,813
                                                                                                     --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                     COUPON     MATURITY
 THOUSANDS                                                                      RATE        DATE         VALUE
-------------------------------------------------------------------------------------------------------------------
              SPECIALTY TELECOMMUNICATIONS (2.2%)
$        350  American Tower Corp.                                              9.375%     02/01/09  $      374,500
         105  Primus Telecommunication Group, Inc.                              11.25      01/15/09         111,825
         200  Primus Telecommunication Group, Inc. (Series B)                   9.875      05/15/08         208,000
         660  Qwest Corp.                                                       5.625      11/15/08         656,700
         535  Qwest Services Corp. - 144A*                                      13.00      12/15/07         631,300
       1,300  Worldwide Fiber Inc. (Canada) (a)(b)                              12.00      08/01/09             130
                                                                                                     --------------
                                                                                                          1,982,455
                                                                                                     --------------
              STEEL (0.6%)
         495  United States Steel Corp.                                          9.75      05/15/10         559,350
                                                                                                     --------------
              TELECOMMUNICATIONS (0.0%)
       4,725  Rhythms Netconnections, Inc. (a)(b)                               12.75      04/15/09               0
       1,200  Startec Global Communications Corp. (a)(b)                        12.00      05/15/08             120
                                                                                                     --------------
                                                                                                                120
                                                                                                     --------------
              TOBACCO (0.7%)
         560  Altria Group Inc.                                                  7.00      11/04/13         598,474
                                                                                                     --------------
              TRUCKS/CONSTRUCTION/FARM MACHINERY (0.9%)
         530  Manitowoc Inc. (The) - 144A*                                      10.50      08/01/12         606,188
         205  NMHG Holding Co.                                                  10.00      05/15/09         227,550
                                                                                                     --------------
                                                                                                            833,738
                                                                                                     --------------
              WHOLESALE DISTRIBUTORS (1.2%)
         580  Burhmann US, Inc.                                                 12.25      11/01/09         652,500
         400  Fisher Scientific International Inc.                              8.125      05/01/12         431,000
                                                                                                     --------------
                                                                                                          1,083,500
                                                                                                     --------------
              WIRELESS TELECOMMUNICATIONS (2.9%)
      19,000  CellNet Data Systems, Inc. (a)(b)                                 14.00      10/01/07               0
         490  Metropcs Inc. - 144A                                              10.75      10/01/11         490,000
         945  Nextel Communications Inc.                                        9.375      11/15/09       1,034,775
         370  Nextel Partners Inc. (Class A)                                    11.00      03/15/10         410,700
         450  SBA Communications Corp.                                          10.25      02/01/09         444,375
         100  SBA Communications Corp.                                          12.00      03/01/08         109,250
         235  SBA Communications Corp. - 144A*                                   9.75++    12/15/11         166,850
                                                                                                     --------------
                                                                                                          2,655,950
                                                                                                     --------------
              TOTAL CORPORATE BONDS
                (COST $108,694,775)                                                                      78,287,304
                                                                                                     --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                                                 VALUE
-------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS (d) (3.6%)
              AEROSPACE & DEFENSE (0.2%)
      12,293  Orbital Sciences Corp. (c)                                                             $      147,762
                                                                                                     --------------
              APPAREL/FOOTWEAR RETAIL (0.0%)
   1,310,596  County Seat Store Corp. (c)                                                                         0
                                                                                                     --------------
              BROADCASTING (0.8%)
      63,250  Tri-State Outdoor Media Group Inc.                                                            763,744
                                                                                                     --------------
              CASINO/GAMING (0.0%)
       2,000  Fitzgerald Gaming Corp.**                                                                           0
                                                                                                     --------------
              CONSUMER/BUSINESS SERVICES (0.7%)
      28,925  Anacomp, Inc. (Class A) (c)                                                                   650,812
                                                                                                     --------------
              FOOD: SPECIALTY/CANDY (0.0%)
       2,375  SFAC New Holdings Inc. (c)                                                                          0
         436  SFFB New Holdings Inc. (c)                                                                          0
     120,000  Specialty Foods Acquisition Corp. - 144A*                                                           0
                                                                                                     --------------
                                                                                                                  0
                                                                                                     --------------
              HOTELS/RESORTS/CRUISELINES (0.0%)
     444,351  Premier Holdings Inc. (c)                                                                           0
                                                                                                     --------------
              MEDICAL SPECIALTIES (0.0%)
       9,395  MEDIQ, Inc. (c)                                                                                37,673
                                                                                                     --------------
              MEDICAL/NURSING SERVICES (0.0%)
     418,663  Raintree Healthcare Corp. (c)                                                                       0
                                                                                                     --------------
              MOTOR VEHICLES (0.0%)
          87  Northern Holdings Industrial Corp.* (c)                                                             0
                                                                                                     --------------
              RESTAURANTS (0.2%)
       7,750  American Restaurant Group Holdings, Inc. - 144A*                                                    0
      37,167  American Restaurant Group, Inc.                                                                     0
       4,366  American Restaurant Group, Inc.                                                                     0
      92,158  Catalina Restaurant Group, Inc. (c)                                                           184,316
                                                                                                     --------------
                                                                                                            184,316
                                                                                                     --------------
              SPECIALTY TELECOMMUNICATIONS (0.0%)
      12,688  Birch Telecom Inc. (c)                                                                              0
     131,683  PFB Telecom NV (Series B) (c)                                                                       0
                                                                                                     --------------
                                                                                                                  0
                                                                                                     --------------
              TEXTILES (0.0%)
     298,461  U.S. Leather, Inc. (c)                                                                              0
                                                                                                     --------------
              WIRELESS TELECOMMUNICATIONS (1.7%)
      37,865  Arch Wireless, Inc. (Class A) (c)                                                             749,727
      34,183  Motient Corp. (c)                                                                             140,150
       8,464  NII Holdings, Inc. (Class B)                                                                  631,668

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                                                 VALUE
-------------------------------------------------------------------------------------------------------------------
      38,444  Vast Solutions, Inc. (Class B1) (c)                                                    $            0
      38,444  Vast Solutions, Inc. (Class B2) (c)                                                                 0
      38,444  Vast Solutions, Inc. (Class B3) (c)                                                                 0
                                                                                                     --------------
                                                                                                          1,521,545
                                                                                                     --------------
              TOTAL COMMON STOCKS
                (COST $74,488,977)                                                                        3,305,852
                                                                                                     --------------

  PRINCIPAL
  AMOUNT IN                                                                   COUPON      MATURITY
  THOUSANDS                                                                    RATE         DATE
------------                                                                ----------   ----------
              ASSET-BACKED SECURITY (2.3%)
$      1,886  Targeted Return Index - 144A*
               (COST $2,014,093)                                                 8.676%    05/15/13       2,090,158
                                                                                                     --------------
              CONVERTIBLE BONDS (0.8%)
              HOTELS/RESORTS/CRUISELINES (0.0%)
         742  Premier Cruises Ltd. (a)(d) - 144A*                                10.00+    08/15/05               0
                                                                                                     --------------
              TELECOMMUNICATION EQUIPMENT (0.8%)
         740  American Tower Corp.                                                6.25     10/15/09         747,400
                                                                                                     --------------
              TOTAL CONVERTIBLE BONDS
                (COST $1,569,712)                                                                           747,400
                                                                                                     --------------

  NUMBER OF
   SHARES
------------
              NON-CONVERTIBLE PREFERRED STOCKS (2.1%)
              BROADCASTING (0.6%)
          62  Paxson Communications Corp.                                                                   578,869
                                                                                                     --------------
              CABLE/SATELLITE TV (0.0%)
      37,979  Knology Holdings, Inc. - 144A* (d)                                                                380
                                                                                                     --------------
              CELLULAR TELEPHONE (0.7%)
         585  Dobson Communications Corp.                                                                   630,337
                                                                                                     --------------
              ELECTRIC UTILITIES (0.7%)
         554  TNP Enterprises, Inc. (Series D)+                                                             602,476
                                                                                                     --------------
              RESTAURANTS (0.1%)
         157  Catalina Restaurant Group (Units)^                                                            141,300
                                                                                                     --------------
              TOTAL NON-CONVERTIBLE PREFERRED STOCKS
                (COST $1,538,546)                                                                         1,953,362
                                                                                                     --------------
              CONVERTIBLE PREFERRED STOCKS (0.2%)
              CELLULAR TELEPHONE
         690  Dobson Communications Corp. $0.06
                (COST $116,955)                                                                             124,286
                                                                                                     --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF                                                                              EXPIRATION
  WARRANTS                                                                                  DATE         VALUE
-------------------------------------------------------------------------------------------------------------------
              WARRANTS (d) (0.0%)
              CASINO/GAMING (0.0%)
$     83,500  Aladdin Gaming Enterprises, Inc. - 144A*                                     03/01/10  $            0
       6,000  Resort at Summerlin LP - 144A*                                               12/15/07               0
                                                                                                     --------------
                                                                                                                  0
                                                                                                     --------------
              CONSUMER/BUSINESS SERVICES (0.0%)
      42,250  Comforce Corp. - 144A*                                                       12/01/09               0
                                                                                                     --------------
              OIL & GAS PRODUCTION (0.0%)
       7,568  Chesapeake Energy Corp.                                                      05/01/05               0
                                                                                                     --------------
              RESTAURANTS (0.0%)
       1,500  American Restaurant Group Holdings, Inc. - 144A*                             08/15/08               0
      39,250  Catalina Restaurant Group, Inc. (c)                                          07/10/12               0
                                                                                                     --------------
                                                                                                                  0
                                                                                                     --------------
              TELECOMMUNICATIONS (0.0%)
       1,200  Startec Global Communications Corp. - 144A*                                  05/15/08               0
                                                                                                     --------------
              TOTAL WARRANTS
                (COST $128,068)                                                                                   0
                                                                                                     --------------

  PRINCIPAL
  AMOUNT IN                                                                   COUPON      MATURITY
  THOUSANDS                                                                    RATE         DATE
------------                                                                ----------   ----------
              SHORT-TERM INVESTMENT (3.7%)
              REPURCHASE AGREEMENT
$      3,424  The Bank of New York (dated 12/31/03;
                proceeds $3,424,565) (e)
                (COST $3,424,410)                                               0.8125%    01/02/04       3,424,410

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                         VALUE
                                                                                                     --------------
              TOTAL INVESTMENTS
                (COST $191,975,536) (f)                                           98.3%              $   89,932,772
              OTHER ASSETS IN EXCESS OF LIABILITIES                                1.7                    1,535,559
                                                                                 -----               --------------
              NET ASSETS                                                         100.0%              $   91,468,331
                                                                                 =====               ==============

----------
*    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
**   RESALE IS RESTRICTED; ACQUIRED (12/22/98) AT A COST BASIS OF $9,020.
+    PAYMENT-IN-KIND SECURITY.
^ CONSISTS OF ONE OR MORE CLASSES OF SECURITIES TRADED TOGETHER AS A UNIT; BONDS OR PREFERRED STOCK WITH ATTACHED WARRANTS.
++ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE SPECIFIED DATE.
(a)  ISSUER IN BANKRUPTCY.
(b)  NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.
(c)  ACQUIRED THROUGH EXCHANGE OFFER.
(d)  NON-INCOME PRODUCING SECURITIES.
(e) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION 4.096% DUE 08/01/33 VALUED AT $3,468,516 AND BY FEDERAL NATIONAL MORTGAGE ASSOCIATION 4.205% DUE 07/01/33 VALUED AT $24,383.
(f) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $191,719,304. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $7,377,068 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $109,163,600, RESULTING IN NET UNREALIZED DEPRECIATION OF $101,786,532.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

  NUMBER OF
   SHARES                                                                                                VALUE
-------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS (93.5%)
              COMPUTER COMMUNICATIONS (1.8%)
     150,000  Cisco Systems, Inc.*                                                                   $    3,643,500
                                                                                                     --------------
              ELECTRIC UTILITIES (51.9%)
     240,000  AES Corp. (The)*                                                                            2,265,600
     130,865  Cinergy Corp.                                                                               5,078,871
      80,000  Consolidated Edison, Inc.                                                                   3,440,800
     147,000  Constellation Energy Group, Inc.                                                            5,756,520
      90,000  Dominion Resources, Inc.                                                                    5,744,700
     112,500  DPL, Inc.                                                                                   2,349,000
      75,000  DTE Energy Co.                                                                              2,955,000
     117,432  Duke Energy Corp.                                                                           2,401,484
     195,000  Edison International                                                                        4,276,350
     200,000  Energy East Corp.                                                                           4,480,000
     110,000  Entergy Corp.                                                                               6,284,300
      90,000  Exelon Corp.                                                                                5,972,400
      79,200  FirstEnergy Corp.                                                                           2,787,840
      75,000  FPL Group, Inc.                                                                             4,906,500
     160,000  PG&E Corp.*                                                                                 4,443,200
     135,000  Pinnacle West Capital Corp.                                                                 5,402,700
     120,000  PPL Corp.                                                                                   5,250,000
     100,000  Progress Energy, Inc.                                                                       4,526,000
     130,000  Public Service Enterprise Group, Inc.                                                       5,694,000
     160,000  SCANA Corp.                                                                                 5,480,000
     160,000  Southern Co. (The)                                                                          4,840,000
      90,000  TXU Corp.                                                                                   2,134,800
     165,000  Wisconsin Energy Corp.                                                                      5,519,250
     140,000  Xcel Energy, Inc.                                                                           2,377,200
                                                                                                     --------------
                                                                                                        104,366,515
                                                                                                     --------------
              ENERGY (7.7%)
      80,000  Equitable Resources, Inc.                                                                   3,433,600
     115,000  KeySpan Corp.                                                                               4,232,000
      40,000  Kinder Morgan, Inc.                                                                         2,364,000
     155,000  Questar Corp.                                                                               5,448,250
                                                                                                     --------------
                                                                                                         15,477,850
                                                                                                     --------------
              GAS DISTRIBUTORS (4.1%)
      65,000  AGL Resources, Inc.                                                                         1,891,500
     130,000  New Jersey Resources Corp.                                                                  5,006,300
      60,000  NiSource, Inc.                                                                              1,316,400
                                                                                                     --------------
                                                                                                          8,214,200
                                                                                                     --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                                                VALUE
-------------------------------------------------------------------------------------------------------------------
              OIL & GAS PIPELINES (0.8%)
     170,000  Williams Companies, Inc. (The)                                                         $    1,669,400
                                                                                                     --------------
              TELECOMMUNICATIONS (25.9%)
     101,932  ALLTEL Corp.                                                                                4,747,993
      75,000  AT&T Corp.                                                                                  1,522,500
     210,000  AT&T Wireless Services Inc.*                                                                1,677,900
      75,000  BCE, Inc. (Canada)                                                                          1,677,000
     180,000  BellSouth Corp.                                                                             5,094,000
     108,750  CenturyTel, Inc.                                                                            3,547,425
      65,000  Comcast Corp. (Class A)*                                                                    2,136,550
     100,000  Cox Communications, Inc. (Class A)*                                                         3,445,000
     132,000  Nextel Communications, Inc. (Class A)*                                                      3,703,920
     198,946  SBC Communications, Inc.                                                                    5,186,522
     125,000  Sprint Corp. (FON Group)                                                                    2,052,500
     250,000  Sprint Corp. (PCS Group)*                                                                   1,405,000
      79,750  Telefonica S.A. (ADR) (Spain)*                                                              3,524,152
     120,000  Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)                                          3,963,600
     126,120  Verizon Communications Inc.                                                                 4,424,290
     160,000  Vodafone Group PLC (ADR) (United Kingdom)                                                   4,006,400
                                                                                                     --------------
                                                                                                         52,114,752
                                                                                                     --------------
              WATER UTILITIES (1.3%)
     114,375  Philadelphia Suburban Corp.                                                                 2,527,687
                                                                                                     --------------
              TOTAL COMMON STOCKS
                (COST $133,285,024)                                                                     188,013,904
                                                                                                     --------------

  PRINCIPAL
  AMOUNT IN                                                                   COUPON      MATURITY
  THOUSANDS                                                                    RATE         DATE
------------                                                                ----------   ----------
              CORPORATE BONDS (3.0%)
              ELECTRIC UTILITIES (2.2%)
$        100  Appalachian Power Co. (Series G)                                    3.60%    05/15/08          98,913
         140  Carolina Power & Light Co.                                         5.125     09/15/13         142,018
         400  Cinergy Corp.                                                       6.25     09/01/04         410,399
         120  Cleco Power LLC                                                    5.375     05/01/13         118,036
         160  Commonwealth Edison Co.                                             6.15     03/15/12         174,848
          40  Constellation Energy Group, Inc.                                    7.60     04/01/32          46,965
         400  Consumers Energy Co.                                               6.875     03/01/18         437,570
          85  Duke Energy Corp.                                                   4.50     04/01/10          86,825
          90  Duquesne Light Co.                                                  6.70     04/15/12         100,399
          25  Entergy Gulf States, Inc. - 144A**                                  3.60     06/01/08          24,122
         100  Exelon Corp.                                                        6.75     05/01/11         111,887
         135  FirstEnergy Corp. (Series B)                                        6.45     11/15/11         140,178

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                   COUPON      MATURITY
  THOUSANDS                                                                    RATE         DATE         VALUE
------------                                                                ----------   ----------  --------------
$        120  FirstEnergy Corp. (Series C)                                       7.375%    11/15/31  $      123,198
         160  Indiana Michigan Power Co. (Series A)                              6.875     07/01/04         164,391
          40  Indianapolis Power & Light Co. - 144A**                             6.30     07/01/13          41,340
         155  Jersey Central Power & Light Co.                                    6.45     05/15/06         166,786
         145  Ohio Power Co.                                                      6.60     02/15/33         156,131
         160  Pinnacle West Capital Corp.                                         6.40     04/01/06         171,724
         210  Progress Energy Inc.                                                6.55     03/01/04         211,576
         415  PSEG Energy Holdings                                               9.125     02/10/04         419,150
         285  Public Service Co. of New Mexico (Series B)                         7.50     08/01/18         326,571
         145  Public Service Electric & Gas Co.                                   5.00     01/01/13         146,514
         155  South Carolina Electric & Gas Co.                                   7.50     06/15/05         167,408
         155  Texas-New Mexico Power Co.                                          6.25     01/15/09         157,109
          75  TXU Energy Co.                                                      7.00     03/15/13          83,121
          40  Wisconsin Electric Power Co.                                        4.50     05/15/13          39,135
          60  Wisconsin Electric Power Co.                                       5.625     05/15/33          58,472
                                                                                                     --------------
                                                                                                          4,324,786
                                                                                                     --------------
              ENERGY (0.0%)
          90  Consolidated Natural Gas Co.                                       5.375     11/01/06          96,544
                                                                                                     --------------
              TELECOMMUNICATIONS (0.8%)
         210  AT&T Corp.                                                          7.25     11/15/06         232,407
         145  AT&T Wireless Services, Inc.                                       7.875     03/01/11         168,068
          75  British Telecommunications PLC (United Kingdom)                    8.375     12/15/10          91,415
         215  Deutsche Telekom International Finance Corp. (Netherlands)          8.75     06/15/30         275,628
         155  France Telecom S.A. (France)                                        9.75     03/01/31         206,652
         520  GTE Corp.                                                           7.90     02/01/27         572,149
                                                                                                     --------------
                                                                                                          1,546,319
                                                                                                     --------------
              TOTAL CORPORATE BONDS
                (COST $5,611,093)                                                                         5,967,649
                                                                                                     --------------
              ASSET-BACKED SECURITIES (0.4%)
              FINANCE/RENTAL/LEASING
         245  Detroit Edison Securitization Funding LLC                          5.875     03/01/10         266,230
         290  PECO Energy Transition Trust                                       7.625     03/01/10         341,162
         275  PSE&G Transition Funding LLC                                        6.61     06/15/15         314,442
                                                                                                     --------------
              TOTAL ASSET-BACKED SECURITIES
                (COST $876,356)                                                                             921,834
                                                                                                     --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                   COUPON      MATURITY
  THOUSANDS                                                                    RATE         DATE         VALUE
------------                                                                ----------   ----------  --------------
              U.S. GOVERNMENT OBLIGATION (0.1%)
$        130  U.S. Treasury Bond
                (COST $147,072)                                                  6.125%    08/15/29  $      147,357
                                                                                                     --------------
              SHORT-TERM INVESTMENT (2.7%)
              U.S. GOVERNMENT AGENCY
       5,400  Federal Home Loan Bank
                (COST $5,399,888) (a)                                             0.75     01/02/04       5,399,888
                                                                                                     --------------
              TOTAL INVESTMENTS
                (COST $145,319,433) (b)                                                        99.7%    200,450,632
              OTHER ASSETS IN EXCESS OF LIABILITIES                                             0.3         672,819
                                                                                              -----  --------------
              NET ASSETS                                                                      100.0% $  201,123,451
                                                                                              =====  ==============

----------
     ADR  AMERICAN DEPOSITORY RECEIPT.
     *    NON-INCOME PRODUCING SECURITY.
     **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
     (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
     (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $149,051,346. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $51,590,982 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $191,696, RESULTING IN NET UNREALIZED APPRECIATION OF $51,399,286.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

  NUMBER OF
   SHARES                                                                                                 VALUE
-------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS (50.0%)
              ADVERTISING/MARKETING SERVICES (0.4%)
      24,960  Interpublic Group of Companies, Inc. (The)*                                            $      389,376
                                                                                                     --------------
              AEROSPACE & DEFENSE (0.2%)
       6,390  Raytheon Co.                                                                                  191,956
                                                                                                     --------------
              AUTO PARTS: O.E.M. (0.6%)
       7,090  Magna International Inc. (Class A) (Canada)                                                   567,554
                                                                                                     --------------
              BROADCASTING (0.4%)
       7,700  Clear Channel Communications, Inc.                                                            360,591
                                                                                                     --------------
              CHEMICALS: MAJOR DIVERSIFIED (1.9%)
      32,570  Bayer AG (ADR) (Germany)                                                                      957,884
      12,520  Dow Chemical Co. (The)                                                                        520,456
       7,190  Du Pont (E.I.) de Nemours & Co.                                                               329,949
                                                                                                     --------------
                                                                                                          1,808,289
                                                                                                     --------------
              COMPUTER PROCESSING HARDWARE (0.6%)
      24,050  Hewlett-Packard Co.                                                                           552,428
                                                                                                     --------------
              CONTAINERS/PACKAGING (0.8%)
      12,050  Temple-Inland, Inc.                                                                           755,173
                                                                                                     --------------
              DATA PROCESSING SERVICES (0.5%)
      11,900  Automatic Data Processing, Inc.                                                               471,359
                                                                                                     --------------
              DISCOUNT STORES (0.7%)
      11,830  Wal-Mart Stores, Inc.                                                                         627,581
                                                                                                     --------------
              ELECTRIC UTILITIES (1.8%)
      18,350  Edison International                                                                          402,415
       7,310  Entergy Corp.                                                                                 417,620
       7,370  Exelon Corp.                                                                                  489,073
      10,700  FirstEnergy Corp.                                                                             376,640
                                                                                                     --------------
                                                                                                          1,685,748
                                                                                                     --------------
              FINANCE/RENTAL/LEASING (1.2%)
      11,060  Fannie Mae                                                                                    830,164
       5,070  Freddie Mac                                                                                   295,682
                                                                                                     --------------
                                                                                                          1,125,846
                                                                                                     --------------
              FINANCIAL CONGLOMERATES (2.8%)
      22,320  Citigroup Inc.                                                                              1,083,413
      23,320  J.P. Morgan Chase & Co.                                                                       856,544
      16,490  Prudential Financial, Inc.                                                                    688,787
                                                                                                     --------------
                                                                                                          2,628,744
                                                                                                     --------------
              FINANCIAL PUBLISHING/SERVICES (0.7%)
      25,330  Equifax, Inc.                                                                                 620,585
                                                                                                     --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                                                 VALUE
-------------------------------------------------------------------------------------------------------------------
              FOOD: MAJOR DIVERSIFIED (1.2%)
      11,750  Kraft Foods Inc. (Class A)                                                             $      378,585
       6,180  Nestle SA (ADR) (Registered Shares) (Switzerland)                                             384,396
       7,790  PepsiCo, Inc.                                                                                 363,170
                                                                                                     --------------
                                                                                                          1,126,151
                                                                                                     --------------
              FOOD: SPECIALTY/CANDY (0.5%)
      14,650  Cadbury Schweppes PLC (ADR) (United Kingdom)                                                  437,888
                                                                                                     --------------
              HOSPITAL/NURSING MANAGEMENT (0.8%)
      44,390  Tenet Healthcare Corp.*                                                                       712,460
                                                                                                     --------------
              HOTELS/RESORTS/CRUISELINES (1.6%)
      47,400  Hilton Hotels Corp.                                                                           811,962
      19,930  Starwood Hotels & Resorts Worldwide, Inc.                                                     716,882
                                                                                                     --------------
                                                                                                          1,528,844
                                                                                                     --------------
              HOUSEHOLD/PERSONAL CARE (1.0%)
      16,060  Kimberly-Clark Corp.                                                                          948,985
                                                                                                     --------------
              INDUSTRIAL CONGLOMERATES (1.1%)
       8,876  Ingersoll Rand Co. (Class A) (Bermuda)                                                        602,503
       8,450  Textron, Inc.                                                                                 482,157
                                                                                                     --------------
                                                                                                          1,084,660
                                                                                                     --------------
              INDUSTRIAL MACHINERY (0.6%)
       9,320  Parker-Hannifin Corp.                                                                         554,540
                                                                                                     --------------
              INFORMATION TECHNOLOGY SERVICES (0.7%)
       7,600  International Business Machines Corp.                                                         704,368
                                                                                                     --------------
              INTEGRATED OIL (3.2%)
      26,750  BP PLC (ADR) (United Kingdom)                                                               1,320,113
      10,729  ConocoPhillips                                                                                703,501
      25,170  Exxon Mobil Corp.                                                                           1,031,970
                                                                                                     --------------
                                                                                                          3,055,584
                                                                                                     --------------
              INVESTMENT BANKS/BROKERS (2.0%)
       9,270  Edwards (A.G.), Inc.                                                                          335,852
       8,200  Lehman Brothers Holdings Inc.                                                                 633,204
      15,210  Merrill Lynch & Co., Inc.                                                                     892,067
                                                                                                     --------------
                                                                                                          1,861,123
                                                                                                     --------------
              LIFE/HEALTH INSURANCE (0.5%)
      13,400  MetLife, Inc.                                                                                 451,178
                                                                                                     --------------
              MAJOR BANKS (2.5%)
       6,730  Bank of America Corp.                                                                         541,294
      14,050  Bank One Corp.                                                                                640,540
      13,360  PNC Financial Services Group                                                                  731,193

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                                                 VALUE
-------------------------------------------------------------------------------------------------------------------
      10,490  Wachovia Corp.                                                                         $      488,729
                                                                                                     --------------
                                                                                                          2,401,756
                                                                                                     --------------
              MANAGED HEALTH CARE (0.5%)
       8,600  CIGNA Corp.                                                                                   494,500
                                                                                                     --------------
              MEDIA CONGLOMERATES (2.6%)
      41,830  Disney (Walt) Co. (The)                                                                       975,894
      82,220  Time Warner Inc.*                                                                           1,479,138
                                                                                                     --------------
                                                                                                          2,455,032
                                                                                                     --------------
              MEDICAL SPECIALTIES (0.8%)
      14,340  Bausch & Lomb, Inc.                                                                           744,246
                                                                                                     --------------
              MOTOR VEHICLES (0.7%)
      29,450  Honda Motor Co., Ltd. (ADR) (Japan)                                                           662,625
                                                                                                     --------------
              MULTI-LINE INSURANCE (1.0%)
      16,660  Hartford Financial Services Group, Inc. (The)                                                 983,440
                                                                                                     --------------
              OIL & GAS PRODUCTION (0.5%)
      10,300  EOG Resources, Inc.                                                                           475,551
                                                                                                     --------------
              OIL REFINING/MARKETING (0.5%)
      10,850  Valero Energy Corp.                                                                           502,789
                                                                                                     --------------
              OILFIELD SERVICES/EQUIPMENT (1.2%)
      20,890  Schlumberger Ltd.                                                                           1,143,101
                                                                                                     --------------
              OTHER METALS/MINERALS (0.9%)
      11,190  Phelps Dodge Corp.*                                                                           851,447
                                                                                                     --------------
              PACKAGED SOFTWARE (0.9%)
      30,380  Microsoft Corp.                                                                               836,665
                                                                                                     --------------
              PHARMACEUTICALS: MAJOR (4.6%)
       9,820  AstraZeneca PLC (ADR) (United Kingdom)                                                        475,092
      79,050  Bristol-Myers Squibb Co.                                                                    2,260,830
       8,460  Roche Holdings Ltd. (ADR) (Switzerland)                                                       848,115
      43,200  Schering-Plough Corp.                                                                         751,248
                                                                                                     --------------
                                                                                                          4,335,285
                                                                                                     --------------
              PRECIOUS METALS (0.8%)
      15,810  Newmont Mining Corp.                                                                          768,524
                                                                                                     --------------
              PROPERTY - CASUALTY INSURERS (2.3%)
      19,730  Chubb Corp. (The)                                                                           1,343,613
      46,800  Travelers Property Casualty Corp. (Class A)                                                   785,304
                                                                                                     --------------
                                                                                                          2,128,917
                                                                                                     --------------
              RAILROADS (1.6%)
      38,810  Norfolk Southern Corp.                                                                        917,857
       7,990  Union Pacific Corp.                                                                           555,145
                                                                                                     --------------
                                                                                                          1,473,002
                                                                                                     --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                                                 VALUE
-------------------------------------------------------------------------------------------------------------------
              RESTAURANTS (0.4%)
      14,250  McDonald's Corp.                                                                       $      353,828
                                                                                                     --------------
              TELECOMMUNICATION EQUIPMENT (0.6%)
      33,150  Nokia Corp. (ADR)                                                                             563,550
                                                                                                     --------------
              TELECOMMUNICATIONS (1.2%)
      22,020  Sprint Corp. (FON Group)                                                                      361,568
      21,730  Verizon Communications Inc.                                                                   762,288
                                                                                                     --------------
                                                                                                          1,123,856
                                                                                                     --------------
              TOBACCO (0.6%)
      10,950  Altria Group, Inc.                                                                            595,899
                                                                                                     --------------
              TOTAL COMMON STOCKS
               (COST $39,099,614)                                                                        47,145,024
                                                                                                     --------------
              CONVERTIBLE PREFERRED STOCKS (8.5%)
              ELECTRIC UTILITIES (1.1%)
      18,000  FPL Group, Inc. $8.00*                                                                      1,016,820
                                                                                                     --------------
              ELECTRONIC DISTRIBUTORS (0.5%)
      10,000  Pioneer Standard Financial Trust $1.69                                                        482,500
                                                                                                     --------------
              MAJOR BANKS (1.0%)
      25,050  National Australia Bank, Ltd. $1.97 (Australia) (Units)++                                     956,910
                                                                                                     --------------
              MAJOR TELECOMMUNICATIONS (1.1%)
      20,000  ALLTEL Corp. $3.88 (Units)++                                                                  994,000
                                                                                                     --------------
              OIL & GAS PIPELINES (0.8%)
      60,000  Williams Companies, Inc. $2.25                                                                786,600
                                                                                                     --------------
              PROPERTY - CASUALTY INSURERS (0.8%)
      30,000  Travelers Property Casualty Corp. $1.13                                                       735,000
                                                                                                     --------------
              PULP & PAPER (1.1%)
      20,000  Boise Cascade Corp. $3.75 (Units)++                                                         1,023,800
                                                                                                     --------------
              REAL ESTATE INVESTMENT TRUSTS (0.3%)
       9,000  Equity Residential Properties Trust (Series E) $1.75                                          297,000
                                                                                                     --------------
              TELECOMMUNICATION EQUIPMENT (1.8%)
       1,000  Lucent Technologies Capital Trust $77.50                                                    1,030,000
      16,250  Motorola, Inc. $3.50                                                                          705,737
                                                                                                     --------------
                                                                                                          1,735,737
                                                                                                     --------------
              TOTAL CONVERTIBLE PREFERRED STOCKS
               (COST $7,578,759)                                                                          8,028,367
                                                                                                     --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                   COUPON      MATURITY
  THOUSANDS                                                                    RATE         DATE         VALUE
-------------------------------------------------------------------------------------------------------------------
              CONVERTIBLE BONDS (19.8%)
              AIRLINES (1.4%)
$      1,500  Continental Airlines Inc.                                           4.50%    02/01/07  $    1,333,125
                                                                                                     --------------
              BIOTECHNOLOGY (2.2%)
       1,250  Enzon, Inc.                                                         4.50     07/01/08       1,103,125
         800  Invitrogen, Inc. - 144A**                                           2.00     08/01/23         998,000
                                                                                                     --------------
                                                                                                          2,101,125
                                                                                                     --------------
              CABLE/SATELLITE TV (1.1%)
       1,000  Echostar Communications, Corp.                                      5.75     05/15/08       1,057,500
                                                                                                     --------------
              CONTRACT DRILLING (1.2%)
       2,000  Diamond Offshore Drilling Inc.                                      0.00     06/06/20       1,160,000
                                                                                                     --------------
              DEPARTMENT STORES (1.5%)
       1,250  Penney (J.C.) Co., Inc.                                             5.00     10/15/08       1,378,125
                                                                                                     --------------
              ELECTRONIC EQUIPMENT/INSTRUMENTS (2.4%)
       1,200  Agilent Technologies, Inc.                                          3.00     12/01/21       1,317,000
       1,000  SCI Systems, Inc.                                                   3.00     03/15/07         950,000
                                                                                                     --------------
                                                                                                          2,267,000
                                                                                                     --------------
              HOSPITAL/NURSING MANAGEMENT (2.2%)
       1,000  Community Health Systems                                            4.25     10/15/08       1,075,000
       1,000  Lifepoint Hospitals, Inc.                                           4.50     06/01/09       1,008,750
                                                                                                     --------------
                                                                                                          2,083,750
                                                                                                     --------------
              HOTELS/RESORTS/CRUISELINES (1.2%)
       1,000  Hilton Hotels Corp.                                                3.375     04/15/23       1,086,250
                                                                                                     --------------
              HOUSEHOLD/PERSONAL CARE (1.2%)
       1,000  Church & Dwight Co., Inc. - 144A**                                  5.25     08/15/33       1,172,500
                                                                                                     --------------
              INDUSTRIAL CONGLOMERATES (1.4%)
       1,000  Tyco International Group
               SA - 144A** (Luxembourg)                                           2.75     01/15/18       1,281,250
                                                                                                     --------------
              INFORMATION TECHNOLOGY SERVICES (1.0%)
       1,000  Aether Systems, Inc.                                                6.00     03/22/05         987,500
                                                                                                     --------------
              INTERNET RETAIL (1.2%)
       1,082  Amazon.com, Inc.                                                    4.75     02/01/09       1,099,583
                                                                                                     --------------
              INVESTMENT BANKS/BROKERS (1.1%)
       1,000  E*Trade Group Inc.                                                  6.00     02/01/07       1,027,500
                                                                                                     --------------
              SEMICONDUCTORS (0.7%)
         680  RF Micro Systems Devices                                            3.75     08/15/05         681,700
                                                                                                     --------------
              TOTAL CONVERTIBLE BONDS
                (COST $17,679,985)                                                                       18,716,908
                                                                                                     --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                   COUPON      MATURITY
  THOUSANDS                                                                    RATE         DATE         VALUE
-------------------------------------------------------------------------------------------------------------------
              CORPORATE BONDS (17.4%)
              AGRICULTURAL COMMODITIES/MILLING (1.7%)
$      1,460  Corn Products International Inc.                                    8.25%    07/15/07  $    1,606,000
                                                                                                     --------------
              APPAREL/FOOTWEAR (1.3%)
       1,250  Tommy Hilfiger USA Inc.                                             6.85     06/01/08       1,259,375
                                                                                                     --------------
              BROADCASTING (1.5%)
       1,200  Clear Channel Communications, Inc.                                  8.00     11/01/08       1,395,000
                                                                                                     --------------
              CABLE/SATELLITE TV (1.1%)
       1,000  Echostar DBS Corp.                                                 9.375     02/01/09       1,051,250
                                                                                                     --------------
              CONTAINERS/PACKAGING (1.1%)
       1,000  Gaylord Container Corp.                                            9.875     02/15/08       1,047,500
                                                                                                     --------------
              ELECTRONIC DISTRIBUTORS (1.4%)
       1,250  Avnet, Inc.                                                        7.875     02/15/05       1,312,500
                                                                                                     --------------
              ELECTRONIC PRODUCTION EQUIPMENT (1.1%)
         900  ChipPac International Co. Ltd.                                     12.75     08/01/09         999,000
                                                                                                     --------------
              FOOD RETAIL (1.6%)
       1,500  Winn-Dixie Stores Inc.                                             8.875     04/01/08       1,530,000
                                                                                                     --------------
              HOME BUILDING (1.4%)
       1,200  Toll Corp.                                                          8.25     02/01/11       1,326,000
                                                                                                     --------------
              HOSPITAL/NURSING MANAGEMENT (1.6%)
       1,400  Manor Care, Inc.                                                    7.50     06/15/06       1,526,000
                                                                                                     --------------
              HOTELS/RESORTS/CRUISELINES (1.6%)
       1,300  Starwood Hotels & Resorts Inc.                                     7.875     05/01/12       1,469,000
                                                                                                     --------------
              PUBLISHING: NEWSPAPERS (1.2%)
       1,000  Media General Inc.                                                  6.95     09/01/06       1,076,250
                                                                                                     --------------
              TRUCKS/CONSTRUCTION/FARM MACHINERY (0.8%)
         700  Navistar International (Series B)                                  9.375     06/01/06         776,125
                                                                                                     --------------
              TOTAL CORPORATE BONDS
                (COST $15,871,753)                                                                       16,374,000
                                                                                                     --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                   COUPON      MATURITY
  THOUSANDS                                                                    RATE         DATE         VALUE
-------------------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENT (4.0%)
              U.S. GOVERNMENT AGENCY
$      3,800  Federal Home Loan Banks
               (COST $3,799,921) (a)                                              0.75%    01/02/04  $    3,799,921
                                                                                                     --------------
              TOTAL INVESTMENTS
               (COST $84,030,032) (b)                                                          99.7%     94,064,220
              OTHER ASSETS IN EXCESS OF LIABILITIES                                             0.3         268,493
                                                                                              -----  --------------
              NET ASSETS                                                                      100.0% $   94,332,713
                                                                                              =====  ==============

----------
     ADR  AMERICAN DEPOSITORY RECEIPT.
     *    NON-INCOME PRODUCING SECURITY.
     **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
     ^ CONSISTS OF ONE OR MORE CLASSES OF SECURITIES TRADED TOGETHER AS A UNIT; PREFERRED STOCKS WITH ATTACHED WARRANTS.
     (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
     (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $84,128,879. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $11,147,543 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,212,202, RESULTING IN NET UNREALIZED APPRECIATION OF $9,935,341.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            COMMON STOCKS (95.0%)
            ALUMINUM (3.0%)
   330,300  Alcan Inc. (Canada)                       $   15,507,585
   358,400  Alcoa, Inc.                                   13,619,200
                                                      --------------
                                                          29,126,785
                                                      --------------
            APPAREL/FOOTWEAR (1.1%)
   255,000  V.F. Corp.                                    11,026,200
                                                      --------------
            AUTO PARTS: O.E.M. (2.4%)
   203,200  Johnson Controls, Inc.                        23,595,584
                                                      --------------
            BEVERAGES:
            NON-ALCOHOLIC (1.0%)
   188,100  Coca-Cola Co. (The)                            9,546,075
                                                      --------------
            BIOTECHNOLOGY (0.3%)
    48,300  Amgen Inc.*                                    2,984,940
                                                      --------------
            CHEMICALS: MAJOR
            DIVERSIFIED (3.9%)
   493,000  Dow Chemical Co.                              20,494,010
   384,000  Du Pont (E.I.) de
             Nemours & Co.                                17,621,760
                                                      --------------
                                                          38,115,770
                                                      --------------
            COMPUTER PROCESSING
            HARDWARE (2.3%)
   364,800  Dell Inc.*                                    12,388,608
   433,800  Hewlett-Packard Co.                            9,964,386
                                                      --------------
                                                          22,352,994
                                                      --------------
            DATA PROCESSING
            SERVICES (1.3%)
   316,400  First Data Corp.                              13,000,876
                                                      --------------
            DISCOUNT STORES (2.7%)
   681,800  Target Corp.                                  26,181,120
                                                      --------------
            DRUGSTORE CHAINS (0.9%)
   246,900  CVS Corp.                                      8,918,028
                                                      --------------
            ELECTRIC UTILITIES (2.3%)
   235,400  Exelon Corp.                                  15,621,144
   102,700  FPL Group, Inc.                                6,718,634
                                                      --------------
                                                          22,339,778
                                                      --------------
            FINANCE/RENTAL/
            LEASING (2.8%)
    68,400  Fannie Mae                                $    5,134,104
   887,000  MBNA Corp.                                    22,041,950
                                                      --------------
                                                          27,176,054
                                                      --------------
            FINANCIAL
            CONGLOMERATES (3.4%)
   533,600  Citigroup Inc.                                25,900,944
   215,600  J.P. Morgan
             Chase & Co.                                   7,918,988
                                                      --------------
                                                          33,819,932
                                                      --------------
            FOOD DISTRIBUTORS (0.6%)
   144,100  SYSCO Corp.                                    5,364,843
                                                      --------------
            FOOD: MAJOR
            DIVERSIFIED (2.2%)
   464,000  PepsiCo, Inc.                                 21,631,680
                                                      --------------
            HOME IMPROVEMENT
            CHAINS (2.5%)
   700,700  Home Depot, Inc. (The)                        24,867,843
                                                      --------------
            HOUSEHOLD/
            PERSONAL CARE (3.4%)
   189,000  Avon Products, Inc.                           12,755,610
   202,400  Procter & Gamble Co. (The)                    20,215,712
                                                      --------------
                                                          32,971,322
                                                      --------------
            INDUSTRIAL
            CONGLOMERATES (6.5%)
   274,200  3M Co.                                        23,315,226
   563,400  General Electric Co.                          17,454,132
   248,600  United Technologies Corp.                     23,559,822
                                                      --------------
                                                          64,329,180
                                                      --------------
            INFORMATION TECHNOLOGY
            SERVICES (3.2%)
   558,100  Accenture Ltd. (Class A)
             (Bermuda)*                                   14,689,192
   184,600  International Business
             Machines Corp.                               17,108,728
                                                      --------------
                                                          31,797,920
                                                      --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            INSURANCE BROKERS/
            SERVICES (0.2%)
    44,400  Marsh & McLennan
             Companies, Inc.                          $    2,126,316
                                                      --------------
            INTEGRATED OIL (5.7%)
   466,700  BP PLC
             (ADR) (United Kingdom)                       23,031,645
   503,800  Exxon Mobil Corp.                             20,655,800
   232,700  Royal Dutch Petroleum Co.
             (ADR) (Netherlands)                          12,191,153
                                                      --------------
                                                          55,878,598
                                                      --------------
            INVESTMENT BANKS/
            BROKERS (4.3%)
   108,400  Goldman Sachs Group,
             Inc. (The)                                   10,702,332
   109,700  Lehman Brothers
             Holdings Inc.                                 8,471,034
   388,700  Merrill Lynch & Co., Inc.                     22,797,255
                                                      --------------
                                                          41,970,621
                                                      --------------
            INVESTMENT MANAGERS (1.4%)
   427,000  Mellon Financial Corp.                        13,710,970
                                                      --------------
            LIFE/HEALTH INSURANCE (1.5%)
   357,700  Lincoln National Corp.                        14,440,349
                                                      --------------
            MAJOR BANKS (7.8%)
   393,100  Bank of America Corp.                         31,617,033
   155,700  Bank of New York Co.,
             Inc. (The)                                    5,156,784
   203,600  Comerica, Inc.                                11,413,816
   230,600  PNC Financial
             Services Group                               12,620,738
   127,200  Wachovia Corp.                                 5,926,248
   174,100  Wells Fargo & Co.                             10,252,749
                                                      --------------
                                                          76,987,368
                                                      --------------
            MANAGED HEALTH CARE (1.0%)
    92,660  Anthem, Inc.*                                  6,949,500
    51,100  CIGNA Corp.                                    2,938,250
                                                      --------------
                                                           9,887,750
                                                      --------------
            MEDICAL DISTRIBUTORS (0.4%)
    61,500  Cardinal Health, Inc.                     $    3,761,340
                                                      --------------
            MEDICAL SPECIALTIES (0.3%)
    53,700  Guidant Corp.                                  3,232,740
                                                      --------------
            MULTI-LINE INSURANCE (1.7%)
   183,200  American International
             Group, Inc.                                  12,142,496
    77,500  Hartford Financial Services
             Group, Inc. (The)                             4,574,825
                                                      --------------
                                                          16,717,321
                                                      --------------
            OFFICE EQUIPMENT/
            SUPPLIES (1.7%)
   401,400  Pitney Bowes, Inc.                            16,304,868
                                                      --------------
            OILFIELD SERVICES/
            EQUIPMENT (1.2%)
   122,200  Halliburton Co.                                3,177,200
   152,700  Schlumberger Ltd.                              8,355,744
                                                      --------------
                                                          11,532,944
                                                      --------------
            PACKAGED SOFTWARE (3.4%)
    62,300  Mercury Interactive Corp.*                     3,030,272
   924,300  Microsoft Corp.                               25,455,222
   124,800  SAP AG (ADR) (Germany)                         5,186,688
                                                      --------------
                                                          33,672,182
                                                      --------------
            PHARMACEUTICALS:
            MAJOR (6.9%)
   612,800  Bristol-Myers Squibb Co.                      17,526,080
   858,460  Pfizer Inc.                                   30,329,392
   478,900  Wyeth                                         20,329,305
                                                      --------------
                                                          68,184,777
                                                      --------------
            RAILROADS (1.6%)
   294,400  Burlington Northern
             Santa Fe Corp.                                9,523,840
   176,900  CSX Corp.                                      6,357,786
                                                      --------------
                                                          15,881,626
                                                      --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            SEMICONDUCTORS (2.2%)
    65,000  Analog Devices, Inc.                      $    2,967,250
   408,000  Intel Corp.                                   13,137,600
    73,200  Marvell Technology
             Group Ltd. (Bermuda)*                         2,776,476
    56,900  Maxim Integrated Products,
             Inc.                                          2,833,620
                                                      --------------
                                                          21,714,946
                                                      --------------
            TELECOMMUNICATION
            EQUIPMENT (0.6%)
   446,500  Motorola, Inc.                                 6,282,255
                                                      --------------
            TELECOMMUNICATIONS (1.8%)
   507,100  Verizon Communications
              Inc.                                        17,789,068
                                                      --------------
TOBACCO (2.3%)
   414,600  Altria Group, Inc.                            22,562,532
                                                      --------------
            TRUCKS/CONSTRUCTION/
            FARM MACHINERY (3.2%)
   318,700  Caterpillar Inc.                              26,458,474
    83,500  Deere & Co.                                    5,431,675
                                                      --------------
                                                          31,890,149
                                                      --------------
            TOTAL COMMON STOCKS
             (COST $698,185,109)                         933,675,644
                                                      --------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                  VALUE
--------------------------------------------------------------------
            SHORT-TERM INVESTMENT (5.2%)
            U.S. GOVERNMENT AGENCY
$   51,300  Federal Home Loan Bank
             0.75% due 01/02/04 (a)
             (COST $51,298,931)                       $   51,298,931
                                                      --------------
TOTAL INVESTMENTS
 (COST $749,484,040) (b)                      100.2%     984,974,575
LIABILITIES IN EXCESS OF OTHER
 ASSETS                                        (0.2)      (1,490,928)
                                              -----   --------------
NET ASSETS                                    100.0%  $  983,483,647
                                              =====   ==============

----------
     ADR  AMERICAN DEPOSITORY RECEIPT.
     *    NON-INCOME PRODUCING SECURITY.
     (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
     (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $768,956,634. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $222,661,469 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $6,643,528, RESULTING IN NET UNREALIZED APPRECIATION OF $216,017,941.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            COMMON AND PREFERRED STOCKS (96.0%)
            BERMUDA (0.7%)
            PROPERTY - CASUALTY INSURERS
    25,630  XL Capital Ltd. (Class A) (ADR)           $    1,987,606
                                                      --------------
            DENMARK (0.9%)
            FOOD: SPECIALTY/CANDY
    55,100  Danisco AS                                     2,444,068
                                                      --------------
            FINLAND (0.2%)
            TELECOMMUNICATION EQUIPMENT
    31,378  Nokia Oyj                                        541,354
                                                      --------------
            FRANCE (7.2%)
            BUILDING PRODUCTS
    46,694  Compagnie de Saint-Gobain                      2,280,465
                                                      --------------
            CONSTRUCTION MATERIALS
    36,335  Lafarge S.A.                                   3,228,112
                                                      --------------
            FOOD: MAJOR DIVERSIFIED
    10,383  Groupe Danone                                  1,690,736
                                                      --------------
            INTEGRATED OIL
    20,427  Total S.A                                      3,788,967
                                                      --------------
            MAJOR BANKS
    65,700  BNP Paribas S.A.                               4,127,230
                                                      --------------
            PHARMACEUTICALS: MAJOR
    66,992  Aventis S.A.                                   4,417,463
                                                      --------------
            TOTAL FRANCE                                  19,532,973
                                                      --------------
            GERMANY (1.6%)
            CHEMICALS: MAJOR DIVERSIFIED
    60,293  BASF AG                                        3,382,405
                                                      --------------
            MOTOR VEHICLES
     1,642  Porsche AG (Pref.)                               972,232
                                                      --------------
            TOTAL GERMANY                                  4,354,637
                                                      --------------
            HONG KONG (0.5%)
            ELECTRIC UTILITIES
   333,500  Hong Kong Electric
             Holdings Ltd.                                 1,318,657
                                                      --------------
            IRELAND (0.6%)
            MAJOR BANKS
   120,010  Bank of Ireland                           $    1,634,043
                                                      --------------
            ITALY (2.9%)
            INTEGRATED OIL
   240,061  ENI SpA                                        4,519,308
                                                      --------------
            MAJOR TELECOMMUNICATIONS
 1,570,873  Telecom Italia SpA - RNC*                      3,192,510
                                                      --------------
            TOTAL ITALY                                    7,711,818
                                                      --------------
            JAPAN (13.2%)
            BROADCASTING
       130  Fuji Television Network, Inc.                    701,983
                                                      --------------
            COMPUTER PROCESSING HARDWARE
   207,000  Fujitsu Ltd.*                                  1,217,987
                                                      --------------
            ELECTRICAL PRODUCTS
   223,000  Sumitomo Electric
              Industries, Ltd.                             1,988,958
                                                      --------------
            ELECTRONIC EQUIPMENT/
            INSTRUMENTS
    68,000  Canon, Inc.                                    3,159,110
                                                      --------------
            ELECTRONICS/APPLIANCES
   109,000  Fuji Photo Film Co., Ltd.                      3,511,219
                                                      --------------
            HOME BUILDING
   211,000  Sekisui House, Ltd.                            2,174,630
                                                      --------------
            HOUSEHOLD/PERSONAL CARE
   132,000  Kao Corp.                                      2,679,080
                                                      --------------
            INDUSTRIAL CONGLOMERATES
   274,000  Hitachi, Ltd.                                  1,647,928
                                                      --------------
            MAJOR TELECOMMUNICATIONS
       546  Nippon Telegraph &
             Telephone Corp. (NTT)                         2,628,079
                                                      --------------
            MOTOR VEHICLES
    64,100  Toyota Motor Corp.                             2,160,339
                                                      --------------
            PHARMACEUTICALS: MAJOR
   102,900  Sankyo Co., Ltd.                               1,930,393
    87,500  Takeda Chemical
             Industries, Ltd.                              3,462,201
                                                      --------------
                                                           5,392,594
                                                      --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            PROPERTY - CASUALTY INSURERS
   415,000  Mitsui Sumitomo
             Insurance Co., Ltd.                      $    3,400,056
                                                      --------------
            REAL ESTATE DEVELOPMENT
   281,000  Mitsubishi Estate Co., Ltd.                    2,658,002
                                                      --------------
            SEMICONDUCTORS
    19,100  Rohm Co., Ltd.                                 2,233,461
                                                      --------------
            TOTAL JAPAN                                   35,553,426
                                                      --------------
            NETHERLANDS (4.9%)
            BEVERAGES: ALCOHOLIC
    75,235  Heineken NV                                    2,858,260
                                                      --------------
            FINANCIAL CONGLOMERATES
    59,289  ING Groep NV
              (Share Certificates)                         1,379,526
                                                      --------------
            FOOD: MAJOR DIVERSIFIED
    11,233  Unilever NV (Share Certificates)                 732,931
                                                      --------------
            INDUSTRIAL CONGLOMERATES
    85,424  Koninklijke (Royal)
             Philips Electronics NV                        2,488,569
                                                      --------------
            INTEGRATED OIL
   111,037  Royal Dutch Petroleum Co.
             (NY Registered Shares)                        5,817,228
                                                      --------------
            TOTAL NETHERLANDS                             13,276,514
                                                      --------------
            SOUTH KOREA (0.1%)
            SEMICONDUCTORS
     1,895  Samsung
            Electronics Co., Ltd. (GDR)                      356,260
                                                      --------------
            SPAIN (1.0%)
            MAJOR TELECOMMUNICATIONS
   188,628  Telefonica S.A.*                               2,762,981
                                                      --------------
            SWEDEN (0.5%)
            REGIONAL BANKS
   181,691  Nordea AB                                      1,363,383
                                                      --------------
            SWITZERLAND (7.1%)
            CHEMICALS: AGRICULTURAL
    38,073  Syngenta AG                                    2,556,615
                                                      --------------
            CONSTRUCTION MATERIALS
    48,207  Holcim Ltd. (Regular Shares)              $    2,238,390
                                                      --------------
            FINANCIAL CONGLOMERATES
    23,295  UBS AG (Registered Shares)                     1,590,558
                                                      --------------
            FOOD: MAJOR DIVERSIFIED
    20,458  Nestle S.A. (Registered
             Shares)                                       5,095,947
                                                      --------------
            MULTI-LINE INSURANCE
    60,039  Converium Holding AG                           3,182,236
                                                      --------------
            PHARMACEUTICALS: MAJOR
    50,506  Novartis AG (Registered
             Shares)                                       2,286,104
    20,778  Roche Holding AG                               2,089,525
                                                      --------------
                                                           4,375,629
                                                      --------------
            TOTAL SWITZERLAND                             19,039,375
                                                      --------------
            UNITED KINGDOM (16.6%)
            ADVERTISING/MARKETING SERVICES
   148,669  WPP Group PLC                                  1,456,067
   269,825  Yell Group PLC                                 1,469,489
                                                      --------------
                                                           2,925,556
                                                      --------------
            AEROSPACE & DEFENSE
   528,947  Rolls-Royce Group PLC                          1,674,105
                                                      --------------
            BEVERAGES: ALCOHOLIC
   536,861  Allied Domecq PLC                              4,131,648
   251,174  Diageo PLC                                     3,296,448
                                                      --------------
                                                           7,428,096
                                                      --------------
            ELECTRIC UTILITIES
   195,495  National Grid Transco PLC                      1,397,176
   190,524  Scottish & Southern
             Energy PLC                                    2,289,544
                                                      --------------
                                                           3,686,720
                                                      --------------
            FINANCIAL CONGLOMERATES
   184,900  Lloyds TSB Group PLC                           1,479,105
                                                      --------------
            FOOD: SPECIALTY/CANDY
   609,467  Cadbury Schweppes PLC                          4,464,604
                                                      --------------
            LIFE/HEALTH INSURANCE
   183,561  Prudential PLC                                 1,547,877
                                                      --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            MAJOR BANKS
    49,632  Royal Bank of Scotland
            Group PLC                                 $    1,458,733
                                                      --------------
            MISCELLANEOUS COMMERCIAL
            SERVICES
   414,936  Rentokil Initial PLC                           1,407,728
                                                      --------------
            OTHER TRANSPORTATION
   188,257  BAA PLC                                        1,668,153
                                                      --------------
            PHARMACEUTICALS: MAJOR
   258,264  GlaxoSmithKline PLC                            5,902,799
                                                      --------------
            PUBLISHING: BOOKS/MAGAZINES
   700,370  Reed Elsevier PLC                              5,843,338
                                                      --------------
            WIRELESS TELECOMMUNICATIONS
 2,065,423  Vodafone Group PLC                             5,107,907
                                                      --------------
            TOTAL UNITED KINGDOM                          44,594,721
                                                      --------------
            UNITED STATES (38.0%)
            AEROSPACE & DEFENSE
    56,122  Boeing Co.                                     2,364,981
    28,083  General Dynamics Corp.                         2,538,422
    36,778  Northrop Grumman Corp.                         3,515,977
                                                      --------------
                                                           8,419,380
                                                      --------------
            ALUMINUM
    78,998  Alcoa, Inc.                                    3,001,924
                                                      --------------
            APPAREL/FOOTWEAR RETAIL
    46,394  Gap, Inc. (The)                                1,076,805
                                                      --------------
            BEVERAGES: NON-ALCOHOLIC
    30,045  Coca-Cola Co. (The)                            1,524,784
                                                      --------------
            CHEMICALS: MAJOR DIVERSIFIED
    16,528  Du Pont (E.I.) de
             Nemours & Co.                                   758,470
                                                      --------------
            COMPUTER PROCESSING HARDWARE
   148,574  Hewlett-Packard Co.                            3,412,745
                                                      --------------
            DATA PROCESSING SERVICES
    72,605  First Data Corp.                               2,983,339
                                                      --------------
            ELECTRICAL PRODUCTS
    15,017  Emerson Electric Co.                             972,351
                                                      --------------
            FINANCIAL CONGLOMERATES
    37,624  JP Morgan Chase & Co.                          1,381,930
    51,045  Prudential Financial, Inc.                $    2,132,150
                                                      --------------
                                                           3,514,080
                                                      --------------
            HOUSEHOLD/PERSONAL CARE
    83,595  Kimberly-Clark Corp.                           4,939,629
                                                      --------------
            INDUSTRIAL MACHINERY
     7,371  Parker-Hannifin Corp.                            438,575
                                                      --------------
            INFORMATION TECHNOLOGY SERVICES
    66,340  International Business
             Machines Corp.                                6,148,391
                                                      --------------
            INTEGRATED OIL
    21,690  ChevronTexaco Corp.                            1,873,799
    40,572  Exxon Mobil Corp.                              1,663,452
                                                      --------------
                                                           3,537,251
                                                      --------------
            INVESTMENT BANKS/BROKERS
    41,292  Merrill Lynch & Co., Inc.                      2,421,776
                                                      --------------
            INVESTMENT MANAGERS
   106,690  Mellon Financial Corp.                         3,425,816
                                                      --------------
            MAJOR BANKS
    22,116  Wells Fargo & Co.                              1,302,411
                                                      --------------
            MAJOR TELECOMMUNICATIONS
    51,648  BellSouth Corp.                                1,461,638
   136,116  SBC Communications, Inc.                       3,548,544
   107,225  Verizon Communications Inc.                    3,761,453
                                                      --------------
                                                           8,771,635
                                                      --------------
            PHARMACEUTICALS: MAJOR
   117,940  Bristol-Myers Squibb Co.                       3,373,084
    36,545  Merck & Co. Inc.                               1,688,379
   106,924  Pfizer Inc.                                    3,777,625
   133,722  Wyeth                                          5,676,499
                                                      --------------
                                                          14,515,587
                                                      --------------
            PROPERTY - CASUALTY INSURERS
   200,359  Travelers Property
             Casualty Corp. (Class A)                      3,362,024
                                                      --------------
            PUBLISHING: NEWSPAPERS
    38,537  New York Times Co.
             (The) (Class A)                               1,841,683
                                                      --------------
            PULP & PAPER
   100,567  Georgia-Pacific Corp.                          3,084,390
                                                      --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                  VALUE
--------------------------------------------------------------------
            REGIONAL BANKS
    53,209  U.S. Bancorp                              $    1,584,564
                                                      --------------
            RESTAURANTS
   105,212  McDonald's Corp.                               2,612,414
                                                      --------------
            SPECIALTY INSURANCE
    39,262  MBIA Inc.                                      2,325,488
                                                      --------------
            SPECIALTY STORES
   129,440  Boise Cascade Corp.                            4,253,398
                                                      --------------
            TELECOMMUNICATION EQUIPMENT
   288,200  Motorola, Inc.                                 4,054,974
                                                      --------------
            TOBACCO
   105,832  Altria Group, Inc.                             5,759,377
    89,710  Loews Corp.- Carolina Group                    2,264,280
                                                      --------------
                                                           8,023,657
                                                      --------------
            TOTAL UNITED STATES                          102,307,541
                                                      --------------
            TOTAL COMMON AND
             PREFERRED STOCKS
              (COST $211,882,883)                        258,779,357
                                                      --------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                 VALUE
--------------------------------------------------------------------
            SHORT-TERM INVESTMENT (3.7%)
            U.S. GOVERNMENT AGENCY
$   10,000  Federal Home Loan
             Bank 0.75% due
             01/02/04 (a)
             (COST $9,999,792)                        $    9,999,792
                                                      --------------
TOTAL INVESTMENTS
 (COST $221,882,675) (b)                       99.7%     268,779,149
OTHER ASSETS IN EXCESS OF
 LIABILITIES                                    0.3          715,710
                                              -----   --------------
NET ASSETS                                    100.0%  $  269,494,859
                                              =====   ==============

     ADR  AMERICAN DEPOSITORY RECEIPT.
     GDR  GLOBAL DEPOSITORY RECEIPT.
     *    NON-INCOME PRODUCING SECURITY.
     (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
     (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $223,113,141. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $48,827,889 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,161,881, RESULTING IN NET UNREALIZED APPRECIATION OF $45,666,008.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth

SUMMARY OF INVESTMENTS - DECEMBER 31, 2003

                                                                       PERCENT OF
INDUSTRY                                                VALUE          NET ASSETS
-----------------------------------------------------------------------------------
Advertising/Marketing Services                      $    2,925,556              1.1%
Aerospace & Defense                                     10,093,485              3.7
Aluminum                                                 3,001,924              1.1
Apparel/Footwear Retail                                  1,076,805              0.4
Beverages: Alcoholic                                    10,286,356              3.8
Beverages: Non-Alcoholic                                 1,524,784              0.6
Broadcasting                                               701,983              0.3
Building Products                                        2,280,465              0.8
Chemicals: Agricultural                                  2,556,615              0.9
Chemicals: Major Diversified                             4,140,875              1.5
Computer Processing Hardware                             4,630,732              1.7
Construction Materials                                   5,466,502              2.0
Data Processing Services                                 2,983,339              1.1
Electric Utilities                                       5,005,377              1.9
Electrical Products                                      2,961,309              1.1
Electronic Equipment/Instruments                         3,159,110              1.2
Electronics/Appliances                                   3,511,219              1.3
Financial Conglomerates                                  7,963,268              2.9
Food: Major Diversified                                  7,519,614              2.8
Food: Specialty/Candy                                    6,908,672              2.6
Home Building                                            2,174,630              0.8
Household/Personal Care                                  7,618,709              2.8
Industrial Conglomerates                                 4,136,497              1.5
Industrial Machinery                                       438,575              0.2
Information Technology Services                          6,148,391              2.3
Integrated Oil                                          17,662,754              6.5
Investment Banks/Brokers                                 2,421,776              0.9
Investment Managers                                      3,425,816              1.3
Life/Health Insurance                                    1,547,877              0.6
Major Banks                                         $    8,522,417              3.2%
Major Telecommunications                                17,355,205              6.4
Miscellaneous Commercial Services                        1,407,728              0.5
Motor Vehicles                                           3,132,571              1.2
Multi-Line Insurance                                     3,182,236              1.2
Other Transportation                                     1,668,153              0.6
Pharmaceuticals: Major                                  34,604,072             12.8
Property - Casualty Insurers                             8,749,687              3.2
Publishing: Books/Magazines                              5,843,338              2.2
Publishing: Newspapers                                   1,841,683              0.7
Pulp & Paper                                             3,084,390              1.1
Real Estate Development                                  2,658,002              1.0
Regional Banks                                           2,947,947              1.1
Restaurants                                              2,612,414              1.0
Semiconductors                                           2,589,721              1.0
Specialty Insurance                                      2,325,488              0.9
Specialty Stores                                         4,253,398              1.6
Telecommunication Equipment                              4,596,328              1.7
Tobacco                                                  8,023,657              3.0
U.S. Government Agencies & Obligations                   9,999,792              3.7
Wireless Telecommunications                              5,107,907              1.9
                                                    --------------             ----
                                                    $  268,779,149             99.7%
                                                    ==============             ====

TYPE OF INVESTMENT

Common Stocks                                       $  257,807,125             95.6%
Preferred Stocks                                           972,232              0.4
Short-Term Investment                                    9,999,792              3.7
                                                    --------------             ----
                                                    $  268,779,149             99.7%
                                                    ==============             ====

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            COMMON AND PREFERRED STOCKS (97.0%)
            BELGIUM (0.0%)
            ELECTRONIC EQUIPMENT/
            INSTRUMENTS
       642  Agfa Gevaert NV                           $       18,258
                                                      --------------
            DENMARK (1.1%)
            PHARMACEUTICALS: MAJOR
    61,562  Novo Nordisk AS (Series B)                     2,501,844
                                                      --------------
            FINLAND (4.9%)
            INFORMATION TECHNOLOGY
            SERVICES
    85,178  TietoEnator Oyj                                2,325,980
                                                      --------------
            MULTI-LINE INSURANCE
   115,828  Sampo Oyj (A Shares)                           1,195,215
                                                      --------------
            TELECOMMUNICATION EQUIPMENT
   461,001  Nokia Oyj                                      7,953,495
                                                      --------------
            TOTAL FINLAND                                 11,474,690
                                                      --------------
            FRANCE (14.3%)
            ELECTRICAL PRODUCTS
    82,709  Schneider Electric S.A.                        5,401,804
                                                      --------------
            FOOD RETAIL
    21,709  Carrefour S.A.                                 1,188,906
                                                      --------------
            INTEGRATED OIL
    45,011  Total S.A.                                     8,349,008
                                                      --------------
            MAJOR BANKS
    66,538  BNP Paribas S.A.                               4,179,872
    32,210  Societe Generale                               2,837,315
                                                      --------------
                                                           7,017,187
                                                      --------------
            MAJOR TELECOMMUNICATIONS
    92,116  France Telecom S.A.*                           2,626,719
                                                      --------------
            MULTI-LINE INSURANCE
   219,556  AXA                                            4,688,629
                                                      --------------
            OILFIELD SERVICES/EQUIPMENT
    21,573  Technip S.A.                                   2,329,252
                                                      --------------
            SEMICONDUCTORS
    79,243  STMicroelectronics NV                          2,143,967
                                                      --------------
            TOTAL FRANCE                                  33,745,472
                                                      --------------
            GERMANY (10.2%)
            APPAREL/FOOTWEAR
    26,543  Adidas-Salomon AG                         $    3,016,174
                                                      --------------
            ELECTRIC UTILITIES
    58,771  E. ON AG                                       3,826,557
                                                      --------------
            INDUSTRIAL CONGLOMERATES
    59,879  Siemens AG                                     4,784,835
                                                      --------------
            INVESTMENT BANKS/BROKERS
    58,861  Deutsche Boerse AG                             3,210,964
                                                      --------------
            MAJOR TELECOMMUNICATIONS
   153,077  Deutsche Telekom AG
             (Registered Shares)*                          2,795,092
                                                      --------------
            MOTOR VEHICLES
    24,921  Bayerische Motoren
             Werke (BMW) AG                                1,152,502
     3,893  Porsche AG (Pref.)                             2,305,055
                                                      --------------
                                                           3,457,557
                                                      --------------
            PACKAGED SOFTWARE
    17,158  SAP AG                                         2,874,925
                                                      --------------
            TOTAL GERMANY                                 23,966,104
                                                      --------------
            IRELAND (0.8%)
            MAJOR BANKS
   137,166  Bank of Ireland                                1,867,637
                                                      --------------
            ITALY (3.7%)
            INTEGRATED OIL
   173,495  ENI SpA                                        3,266,159
                                                      --------------
            MAJOR BANKS
   635,647  UniCredito Italiano SpA                        3,423,564
                                                      --------------
            MAJOR TELECOMMUNICATIONS
   703,296  Telecom Italia SpA*                            2,079,815
                                                      --------------
            TOTAL ITALY                                    8,769,538
                                                      --------------
            NETHERLANDS (10.8%)
            FINANCIAL CONGLOMERATES
    84,696  ING Groep NV
             (Share Certificates)                          1,970,691
                                                      --------------
            FOOD: MAJOR DIVERSIFIED
    56,314  Unilever NV (Share Certificates)               3,674,378
                                                      --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            FOOD: SPECIALTY/CANDY
    91,517  Koninklijke Numico NV*                    $    2,523,265
                                                      --------------
            INDUSTRIAL CONGLOMERATES
   146,107  Koninklijke (Royal)
             Philips Electronics NV                        4,256,383
                                                      --------------
            INTEGRATED OIL
   121,274  Royal Dutch Petroleum Co.                      6,379,148
                                                      --------------
            LIFE/HEALTH INSURANCE
   173,216  Aegon NV                                       2,556,847
                                                      --------------
            MAJOR TELECOMMUNICATIONS
   269,746  Koninklijke (Royal) KPN NV*                    2,077,424
                                                      --------------
            PUBLISHING: BOOKS/MAGAZINES
   119,219  Wolters Kluwer NV                              1,860,313
                                                      --------------
            TOTAL NETHERLANDS                             25,298,449
                                                      --------------
            NORWAY (0.6%)
            REGIONAL BANKS
   210,983  DnB Holding ASA                                1,403,876
                                                      --------------
            SPAIN (3.5%)
            APPAREL/FOOTWEAR RETAIL
    51,650  Industria de Diseno Textil, S.A.               1,046,441
                                                      --------------
            ENGINEERING & CONSTRUCTION
    36,308  Grupo Ferrovial, S.A.                          1,269,268
                                                      --------------
            MAJOR BANKS
   198,673  Banco Bilbao Vizcaya
             Argentaria, S.A.                              2,737,611
                                                      --------------
            MAJOR TELECOMMUNICATIONS
   219,815  Telefonica S.A.*                               3,219,801
                                                      --------------
            TOTAL SPAIN                                    8,273,121
                                                      --------------
            SWEDEN (2.2%)
            INDUSTRIAL MACHINERY
   247,923  Assa Abloy AB (B Shares)                       2,945,599
                                                      --------------
            MISCELLANEOUS COMMERCIAL
            SERVICES
   167,959  Securitas AB (B Shares)                        2,263,945
                                                      --------------
            TOTAL SWEDEN                                   5,209,544
                                                      --------------
            SWITZERLAND (8.9%)
            CHEMICALS: AGRICULTURAL
    34,894  Syngenta AG                               $    2,343,144
                                                      --------------
            FINANCIAL CONGLOMERATES
    88,758  UBS AG (Registered Shares)                     6,060,300
                                                      --------------
            PERSONNEL SERVICES
    25,459  Adecco S.A. (Registered
             Shares)                                       1,631,593
                                                      --------------
            PHARMACEUTICALS: MAJOR
   165,771  Novartis AG (Registered
             Shares)                                       7,503,460
    33,143  Roche Holding AG                               3,333,002
                                                      --------------
                                                          10,836,462
                                                      --------------
            TOTAL SWITZERLAND                             20,871,499
                                                      --------------
            UNITED KINGDOM (36.0%)
            ADVERTISING/MARKETING SERVICES
   188,349  WPP Group PLC                                  1,844,693
   342,335  Yell Group PLC                                 1,864,384
                                                      --------------
                                                           3,709,077
                                                      --------------
            BEVERAGES: ALCOHOLIC
   248,807  Diageo PLC                                     3,265,383
                                                      --------------
            BIOTECHNOLOGY
   122,572  Celltech Group PLC*                              827,308
                                                      --------------
            BROADCASTING
 1,068,613  Granada PLC                                    2,327,901
                                                      --------------
            CABLE/SATELLITE TV
   159,567  British Sky Broadcasting
             Group PLC*                                    2,003,007
                                                      --------------
            DEPARTMENT STORES
   390,672  Marks & Spencer Group PLC                      2,016,018
                                                      --------------
            ELECTRIC UTILITIES
   310,223  National Grid Transco PLC                      2,217,122
                                                      --------------
            FINANCIAL CONGLOMERATES
   238,670  Lloyds TSB Group PLC                           1,909,238
                                                      --------------
            FOOD RETAIL
   599,062  Tesco PLC                                      2,757,113
                                                      --------------
            HOME FURNISHINGS
   754,934  MFI Furniture Group PLC                        2,035,495
                                                      --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            INTEGRATED OIL
   333,717  BP PLC                                    $    2,699,359
 1,153,505  Shell Transport & Trading
             Co. PLC                                       8,558,047
                                                      --------------
                                                          11,257,406
                                                      --------------
            LIFE/HEALTH INSURANCE
   347,126  Prudential PLC                                 2,927,139
                                                      --------------
            MAJOR BANKS
   375,282  Barclays PLC                                   3,338,791
   338,847  HSBC Holdings PLC                              5,312,297
   266,879  Royal Bank of Scotland
             Group PLC                                     7,843,834
                                                      --------------
                                                          16,494,922
                                                      --------------
            MEDICAL SPECIALTIES
   337,846  Smith & Nephew PLC                             2,830,787
                                                      --------------
            MISCELLANEOUS COMMERCIAL
            SERVICES
   457,451  Hays PLC                                         980,189
                                                      --------------
            OTHER METALS/MINERALS
   247,406  Vedanta Resources PLC*                         1,625,707
                                                      --------------
            PHARMACEUTICALS: MAJOR
    85,436  AstraZeneca PLC                                4,088,461
   349,515  GlaxoSmithKline PLC                            7,988,403
                                                      --------------
                                                          12,076,864
                                                      --------------
            PUBLISHING: BOOKS/MAGAZINES
   160,073  EMAP PLC                                       2,449,532
                                                      --------------
            RESTAURANTS
   352,177  Compass Group PLC                              2,389,620
                                                      --------------
            WIRELESS TELECOMMUNICATIONS
 3,439,316  Vodafone Group PLC                             8,505,621
                                                      --------------
            TOTAL UNITED KINGDOM                          84,605,449
                                                      --------------
            TOTAL COMMON AND
             PREFERRED STOCKS
              (COST $175,353,041)                        228,005,481
                                                      --------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                  VALUE
--------------------------------------------------------------------
            SHORT-TERM INVESTMENT (2.6%)
            U.S. GOVERNMENT AGENCY
$    6,100  Federal Home Loan
             Bank 0.75% due
             01/02/04 (a)
             (COST $6,099,873)                        $    6,099,873
                                                      --------------
TOTAL INVESTMENTS
 (COST $181,452,914) (b)                       99.6%     234,105,354
OTHER ASSETS IN EXCESS OF
 LIABILITIES                                    0.4          886,447
                                              -----   --------------
NET ASSETS                                    100.0%  $  234,991,801
                                              =====   ==============

     *    NON-INCOME PRODUCING SECURITY.
     (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
     (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $186,742,189. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $47,509,847 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $146,682, RESULTING IN NET UNREALIZED APPRECIATION OF $47,363,165.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth

SUMMARY OF INVESTMENTS - DECEMBER 31, 2003

                                                                        PERCENT OF
INDUSTRY                                                VALUE           NET ASSETS
-----------------------------------------------------------------------------------
Advertising/Marketing Services                      $    3,709,077              1.6%
Apparel/Footwear                                         3,016,174              1.3
Apparel/Footwear Retail                                  1,046,441              0.4
Beverages: Alcoholic                                     3,265,383              1.4
Biotechnology                                              827,308              0.4
Broadcasting                                             2,327,901              1.0
Cable/Satellite TV                                       2,003,007              0.9
Chemicals: Agricultural                                  2,343,144              1.0
Department Stores                                        2,016,018              0.9
Electric Utilities                                       6,043,679              2.6
Electrical Products                                      5,401,804              2.3
Electronic Equipment/Instruments                            18,258              0.0
Engineering & Construction                               1,269,268              0.5
Financial Conglomerates                                  9,940,229              4.2
Food Retail                                              3,946,019              1.7
Food: Major Diversified                                  3,674,378              1.5
Food: Specialty/Candy                                    2,523,265              1.1
Home Furnishings                                         2,035,495              0.9
Industrial Conglomerates                                 9,041,218              3.8
Industrial Machinery                                     2,945,599              1.3
Information Technology Services                          2,325,980              1.0
Integrated Oil                                          29,251,721             12.4
Investment Banks/Brokers                                 3,210,964              1.4
Life/Health Insurance                                    5,483,986              2.3
Major Banks                                             31,540,921             13.4
Major Telecommunications                            $   12,798,851              5.4%
Medical Specialties                                      2,830,787              1.2
Miscellaneous Commercial Services                        3,244,134              1.4
Motor Vehicles                                           3,457,557              1.5
Multi-Line Insurance                                     5,883,844              2.5
Oilfield Services/Equipment                              2,329,252              1.0
Other Metals/Minerals                                    1,625,707              0.7
Packaged Software                                        2,874,925              1.2
Personnel Services                                       1,631,593              0.7
Pharmaceuticals: Major                                  25,415,170             10.8
Publishing: Books/Magazines                              4,309,845              1.8
Regional Banks                                           1,403,876              0.6
Restaurants                                              2,389,620              1.0
Semiconductors                                           2,143,967              0.9
Telecommunication Equipment                              7,953,495              3.4
U.S. Government Agencies & Obligations                   6,099,873              2.6
Wireless Telecommunications                              8,505,621              3.6
                                                    --------------             ----
                                                    $  234,105,354             99.6%
                                                    ==============             ====

TYPE OF INVESTMENT

Common Stocks                                       $  225,700,426             96.0%
Preferred Stocks                                         2,305,055              1.0
Short-Term Investment                                    6,099,873              2.6
                                                    --------------             ----
                                                    $  234,105,354             99.6%
                                                    ==============             ====

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

 NUMBER OF
  SHARES                                                  VALUE
--------------------------------------------------------------------
            COMMON AND PREFERRED STOCKS (97.1%)
            AUSTRALIA (9.2%)
            AIRLINES
    72,563  Qantas Airways Ltd.                       $      179,431
                                                      --------------
            APPAREL/FOOTWEAR
    31,600  Billabong International Ltd.                     169,341
                                                      --------------
            BEVERAGES: NON-ALCOHOLIC
    20,000  Coca-Cola Amatil Ltd.                             93,649
                                                      --------------
            CONTAINERS/PACKAGING
    27,550  Amcor Ltd.                                       171,036
                                                      --------------
            FINANCIAL CONGLOMERATES
    36,600  AMP Ltd.                                         137,818
    74,500  Promina Group Ltd.                               183,661
                                                      --------------
                                                             321,479
                                                      --------------
            INVESTMENT TRUSTS/MUTUAL FUNDS
    40,000  Macquarie Infractructure Group
             (Stapled Securities)++                          102,218
                                                      --------------
            LIFE/HEALTH INSURANCE
    31,400  HHG PLC (CDI)*                                    22,656
                                                      --------------
            MAJOR BANKS
    25,204  Australia and New Zealand
            Banking Group Ltd.                               334,918
    13,500  Commonwealth Bank
            of Australia                                     298,817
                                                      --------------
                                                             633,735
                                                      --------------
            MEDIA CONGLOMERATES
    35,900  News Corp., Ltd. (The)                           323,519
                                                      --------------
            OILFIELD SERVICES/EQUIPMENT
    43,625  Downer EDI Ltd.                                  126,892
                                                      --------------
            OTHER METALS/MINERALS
    40,646  BHP Billiton Ltd.                                372,399
    12,300  Rio Tinto Ltd.                                   343,902
                                                      --------------
                                                             716,301
                                                      --------------
            PROPERTY - CASUALTY INSURERS
    20,000  QBE Insurance Group Ltd.                         159,339
                                                      --------------
            TOTAL AUSTRALIA                                3,019,596
                                                      --------------
            CHINA (1.0%)
            ELECTRIC UTILITIES
    66,000  Huaneng Power International,
             Inc. (Class H)                           $      114,331
                                                      --------------
            FOOD RETAIL
    32,000  Lianhua Supermarket
             Holdings Ltd.*                                   33,796
    16,000  Wumart Stores, Inc. (Class H)*                    15,661
                                                      --------------
                                                              49,457
                                                      --------------
            INTEGRATED OIL
    88,000  China Petroleum & Chemical
             Corp. (Class H)                                  39,385
    70,000  PetroChina Co. Ltd.                               40,120
                                                      --------------
                                                              79,505
                                                      --------------
            LIFE/HEALTH INSURANCE
   112,000  China Life Insurance
             Co., Ltd.*                                       91,599
                                                      --------------
            TOTAL CHINA                                      334,892
                                                      --------------
            HONG KONG (11.1%)
            ADVERTISING/MARKETING SERVICES
   159,000  tom.com Ltd.*                                     49,148
                                                      --------------
            AIRLINES
    91,000  Cathay Pacific Airways, Ltd.                     172,875
                                                      --------------
            APPAREL/FOOTWEAR RETAIL
    94,000  Esprit Holdings Ltd.                             312,958
                                                      --------------
            BROADCASTING
     9,000  Television Broadcasts Ltd.                        45,439
                                                      --------------
            BUILDING PRODUCTS
   448,000  Asia Aluminum Holdings Ltd.                       88,858
                                                      --------------
            CONSUMER SUNDRIES
   128,000  Moulin International
             Holdings Ltd.                                    84,901
                                                      --------------
            ELECTRIC UTILITIES
    26,000  China Resources Power
             Holdings Co., Ltd.*                              12,139
     6,500  CLP Holdings Ltd.                                 30,975

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
     8,000  Hong Kong Electric
             Holdings Ltd.                            $       31,632
                                                      --------------
                                                              74,746
                                                      --------------
            ELECTRONIC EQUIPMENT/
            INSTRUMENTS
    50,000  The Grande Holdings Ltd.                          64,075
                                                      --------------
            GAS DISTRIBUTORS
    68,000  Hong Kong & China
             Gas Co., Ltd.                                   103,783
                                                      --------------
            INDUSTRIAL CONGLOMERATES
    35,500  Swire Pacific Ltd. (Class A)                     219,009
                                                      --------------
            INDUSTRIAL SPECIALTIES
    26,000  Kingboard Chemical
             Holdings Ltd.                                    40,016
                                                      --------------
            MAJOR BANKS
    72,000  Bank of East Asia Ltd.                           221,166
                                                      --------------
            MISCELLANEOUS MANUFACTURING
    90,400  Johnson Electric
             Holdings Ltd.                                   115,266
                                                      --------------
            OIL & GAS PRODUCTION
    76,000  CNOOC Ltd.                                       148,784
                                                      --------------
            PROPERTY - CASUALTY INSURERS
     68,000  PICC Property & Casualty
             Company Ltd.*                                    30,434
                                                      --------------
            REAL ESTATE DEVELOPMENT
    56,000  Cheung Kong (Holdings) Ltd.                      445,372
    65,000  Great Eagle Holdings Ltd.                         77,856
   122,000  Henderson Land
             Development Co., Ltd.                           538,954
    56,000  HongKong Land Holdings Ltd.                       95,200
   195,000  Hysan Development Co., Ltd.                      301,379
                                                      --------------
                                                           1,458,761
                                                      --------------
            REGIONAL BANKS
    87,000  CITIC International Financial
             Holdings Ltd.                                    47,062
    17,000  Industrial & Commercial
             Bank of China Ltd.                               23,537
                                                      --------------
                                                              70,599
                                                      --------------
            TOOLS/HARDWARE
    78,000  Techtronic Industries Co., Ltd.           $      216,491
                                                      --------------
            WHOLESALE DISTRIBUTORS
    63,600  Li & Fung Ltd.                                   108,945
                                                      --------------
            TOTAL HONG KONG                                3,626,254
                                                      --------------
            INDIA (2.5%)
            ELECTRICAL PRODUCTS
    19,200  Bharat Heavy Electricals Ltd.                    213,593
                                                      --------------
            MAJOR BANKS
    90,000  Canara Bank Ltd.                                 268,857
                                                      --------------
            MOTOR VEHICLES
    17,500  Hero Honda Motors Ltd.                           172,030
                                                      --------------
            PHARMACEUTICALS: OTHER
     6,200  Ranbaxy Laboratories Ltd.                        149,120
                                                      --------------
            STEEL
     1,000  Jindal Steel & Power Co., Ltd.                    13,568
                                                      --------------
            TOTAL INDIA                                      817,168
                                                      --------------
            INDONESIA (0.8%)
            CONSTRUCTION MATERIALS
   252,000  PT Indocement Tunggal
             Prakarsa Tbk*                                    63,485
                                                      --------------
            DEPARTMENT STORES
   122,000  PT Ramayana Lestari
             Sentosa Tbk                                      62,916
                                                      --------------
            REGIONAL BANKS
   642,500  PT Bank Mandiri                                   76,171
   306,500  PT Bank Rakyat Indonesia*                         45,421
                                                      --------------
                                                             121,592
                                                      --------------
            TOTAL INDONESIA                                  247,993
                                                      --------------
            JAPAN (47.3%)
            AUTO PARTS: O.E.M.
    14,000  NIFCO Inc.                                       175,310
                                                      --------------
            BUILDING PRODUCTS
    29,000  Sanwa Shutter Corp.                              163,616
                                                      --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            CHEMICALS: MAJOR DIVERSIFIED
   101,000  Mitsubishi Chemical Corp.                 $      262,350
                                                      --------------
            CHEMICALS: SPECIALTY
    57,000  Daicel Chemical
             Industries, Ltd.                                234,559
    73,000  Denki Kagaku Kogyo
             Kabushiki Kaisha                                234,475
    37,000  Kaneka Corp.                                     275,580
    22,000  Shin-Etsu Polymer Co., Ltd.                      133,954
                                                      --------------
                                                             878,568
                                                      --------------
            COMMERCIAL PRINTING/FORMS
    16,000  Dai Nippon Printing Co., Ltd.                    224,188
     7,000  Nissha Printing Co., Ltd.                         91,239
                                                             315,427
                                                      --------------
            COMPUTER PERIPHERALS
    17,700  Mitsumi Electric Co., Ltd.                       194,451
                                                      --------------
            COMPUTER PROCESSING
              HARDWARE
    68,000  Fujitsu Ltd.*                                    400,112
                                                      --------------
            ELECTRIC UTILITIES
    10,900  Tokyo Electric Power
             Co., Inc. (The)                                 238,479
                                                      --------------
            ELECTRICAL PRODUCTS
    32,000  Furukawa Electric Co. Ltd.                       106,061
                                                      --------------
            ELECTRONIC COMPONENTS
     4,600  TDK Corp.                                        330,621
                                                      --------------
            ELECTRONIC DISTRIBUTORS
     8,900  Ryosan Co., Ltd.                                 155,280
                                                      --------------
            ELECTRONIC EQUIPMENT/
              INSTRUMENTS
     9,000  Canon, Inc.                                      418,117
    26,000  Casio Computer Co., Ltd.                         274,500
     4,300  Kyocera Corp.                                    285,839
    37,000  Matsushita Electric
             Industrial Co., Ltd.                            510,511
    51,000  NEC Corp.                                        374,630
    24,000  Ricoh Co., Ltd.                                  472,582
   102,000  Toshiba Corp.                                    385,551
                                                      --------------
                                                           2,721,730
                                                      --------------
            ELECTRONICS/APPLIANCES
    13,000  Fuji Photo Film Co., Ltd.                 $      418,769
     5,200  Rinnai Corp.                                     123,210
     9,200  Sony Corp.                                       317,773
                                                      --------------
                                                             859,752
                                                      --------------
            ENGINEERING & CONSTRUCTION
    10,000  Kyudenko Corp.                                    40,965
    41,000  Obayashi Corp.                                   182,841
    11,000  Sanki Engineering Co., Ltd.                       56,224
                                                      --------------
                                                             280,030
                                                      --------------
            FINANCE/RENTAL/LEASING
    14,300  Hitachi Capital Corp.                            197,838
                                                      --------------
            FOOD RETAIL
    11,100  FamilyMart Co., Ltd.                             252,155
                                                      --------------
            FOOD: MEAT/FISH/DAIRY
    15,000  Nippon Meat Packers, Inc.                        146,355
                                                      --------------
            FOOD: SPECIALTY/CANDY
     8,500  House Foods Corp.                                 95,992
                                                      --------------
            HOME BUILDING
    47,000  Sekisui Chemical Co., Ltd.                       238,916
    25,000  Sekisui House, Ltd.                              257,658
                                                      --------------
                                                             496,574
                                                      --------------
            HOME FURNISHINGS
       300  Sangetsu Co., Ltd.                                 5,698
                                                      --------------
            INDUSTRIAL CONGLOMERATES
    64,000  Hitachi, Ltd.                                    384,918
                                                      --------------
            INDUSTRIAL MACHINERY
    33,000  Amada Co., Ltd.                                  171,437
    32,000  Daifuku Co., Ltd.                                142,706
    15,000  Daikin Industries Ltd.                           345,638
     5,200  Fuji Machine Manufacturing
             Co., Ltd.                                        65,841
    15,000  Fujitec Co., Ltd.                                 64,519
   115,000  Mitsubishi Heavy
             Industries, Ltd.                                319,058
    42,000  Tsubakimoto Chain Co.                            138,032
                                                      --------------
                                                           1,247,231
                                                      --------------
            INDUSTRIAL SPECIALTIES
     9,000  Lintec Corp.                                     143,031

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
    38,000  Toyo Ink Manufacturing
             Co., Ltd.                                $      134,792
                                                      --------------
                                                             277,823
                                                      --------------
            MAJOR TELECOMMUNICATIONS
        56  Nippon Telegraph &
             Telephone Corp.                                 269,547
                                                      --------------
            METAL FABRICATIONS
    44,000  Minebea Co., Ltd.                                222,847
                                                      --------------
            MISCELLANEOUS MANUFACTURING
    19,600  Kurita Water Industries Ltd.                     235,945
                                                      --------------
            MOTOR VEHICLES
    43,500  Nissan Motor Co., Ltd.                           495,708
    18,400  Suzuki Motor Corp.                               271,692
    14,600  Toyota Motor Corp.                               492,058
    16,000  Yamaha Motor Co., Ltd.                           174,136
                                                      --------------
                                                           1,433,594
                                                      --------------
            MOVIES/ENTERTAINMENT
     8,100  TOHO Co., Ltd.                                   102,862
                                                      --------------
            OTHER TRANSPORTATION
    11,000  Mitsubishi Logistics Corp.                        91,248
                                                      --------------
            PHARMACEUTICALS: MAJOR
    16,500  Sankyo Co., Ltd.                                 309,538
                                                      --------------
            PHARMACEUTICALS: OTHER
     7,300  Ono Pharmaceutical Co., Ltd.                     273,894
    11,400  Yamanouchi Pharmaceutical
             Co., Ltd.                                       353,431
                                                      --------------
                                                             627,325
                                                      --------------
            RAILROADS
        63  East Japan Railway Co.                           296,201
                                                      --------------
            REAL ESTATE DEVELOPMENT
    26,000  Mitsubishi Estate Co., Ltd.                      245,936
                                                      --------------
            RECREATIONAL PRODUCTS
     3,100  Nintendo Co., Ltd.                               288,614
    21,100  Yamaha Corp.                                     413,514
                                                      --------------
                                                             702,128
                                                      --------------
            SEMICONDUCTORS
     1,500  Rohm Co. Ltd.                                    175,403
                                                      --------------
            TEXTILES
    25,000  Nisshinbo Industries, Inc.                $      138,954
                                                      --------------
            WHOLESALE DISTRIBUTORS
     6,000  Hitachi High - Technologies
             Corp.                                            94,963
    28,000  Mitsubishi Corp.                                 296,136
    12,000  Nagase & Co., Ltd.                                79,211
                                                      --------------
                                                             470,310
                                                      --------------
            TOTAL JAPAN                                   15,508,209
                                                      --------------
            MALAYSIA (0.1%)
            ELECTRIC UTILITIES
    35,000  YTL Corp. Berhad                                  39,784
                                                      --------------
            NEW ZEALAND (0.4%)
            CONSTRUCTION MATERIALS
     9,400  Fletcher Building Ltd.                            26,086
                                                      --------------
            FOREST PRODUCTS
    75,500  Carter Holt Harvey Ltd.                           92,900
                                                      --------------
            TOTAL NEW ZEALAND                                118,986
                                                      --------------
            SINGAPORE (3.8%)
            AIR FREIGHT/COURIERS
    56,000  SembCorp Logistics Ltd.                           65,948
                                                      --------------
            AIRLINES
    46,000  Singapore Airlines Ltd.                          303,362
                                                      --------------
            ELECTRONIC COMPONENTS
    68,000  UniSteel Technology Ltd.                          50,851
    17,600  Venture Corp., Ltd.                              207,266
                                                      --------------
                                                             258,117
                                                      --------------
            MARINE SHIPPING
    85,000  Neptune Orient Lines Ltd.*                       108,108
            REAL ESTATE DEVELOPMENT
   138,000  Capitaland Ltd.                                  125,949
    29,400  City Developments Ltd.                           104,734
                                                      --------------
                                                             230,683
                                                      --------------
            REGIONAL BANKS
    24,000  Oversea-Chinese Banking
             Corp., Ltd.                                     170,995
                                                      --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            TRUCKS/CONSTRUCTION/
            FARM MACHINERY
   125,000  SembCorp Industries Ltd.                  $       92,740
                                                      --------------
            TOTAL SINGAPORE                                1,229,953
                                                      --------------
            SOUTH KOREA (11.2%)
            APPAREL/FOOTWEAR
     2,320  Cheil Industries Inc.*                            33,643
                                                      --------------
            AUTOMOTIVE AFTERMARKET
     8,420  Hankook Tire Co., Ltd.*                           63,521
                                                      --------------
            CHEMICALS: SPECIALTY
     3,280  Honam Petrochemical
             Corp.*                                          169,086
                                                      --------------
            DEPARTMENT STORES
     6,480  Hyundai Department
             Store Co., Ltd.                                 211,293
                                                      --------------
            ELECTRONIC COMPONENTS
     5,190  Samsung SDI Co., Ltd.                            611,228
                                                      --------------
            FINANCE/RENTAL/LEASING
     2,572  LG Card Co., Ltd.*                                 6,565
                                                      --------------
            FINANCIAL CONGLOMERATES
     6,050  Shinhan Financial
             Group Co., Ltd.*                                 96,607
                                                      --------------
            FOOD: SPECIALTY/CANDY
     1,520  Orion Corp.*                                     111,356
                                                      --------------
            INDUSTRIAL MACHINERY
     7,290  Hyundai Mobis*                                   391,692
                                                      --------------
            INVESTMENT BANKS/BROKERS
     6,020  Daishin Securities Co., Ltd.                      88,307
    18,590  Good Morning Shinhan
             Securities Co., Ltd.*                            85,704
     7,570  LG Investment & Securities
             Co., Ltd.                                        52,666
     2,640  Samsung Securities
             Co., Ltd.                                        56,429
                                                      --------------
                                                             283,106
                                                      --------------
            MAJOR BANKS
     2,360  Kookmin Bank*                                     88,327
                                                      --------------
            SEMICONDUCTORS
     2,577  Samsung Electronics
             Co., Ltd.                                $      974,205
       960  Samsung Electronics
             Co., Ltd. (Pref.)                               197,552
                                                      --------------
                                                           1,171,757
                                                      --------------
            TOBACCO
     3,470  KT&G Corp.                                        60,209
                                                      --------------
            TRUCKS/CONSTRUCTION/
            FARM MACHINERY
    12,670  Daewoo Shipbuilding &
             Marine Engineering
             Co., Ltd.*                                      162,490
     4,090  STX Shipbuilding Co., Ltd.                        54,339
                                                      --------------
                                                             216,829
                                                      --------------
            WIRELESS TELECOMMUNICATIONS
       930  SK Telecom Co., Ltd.                             155,130
                                                      --------------
            TOTAL SOUTH KOREA                              3,670,349
                                                      --------------
            TAIWAN (8.0%)
            AIRLINES
   324,539  EVA Airways Corp.                                132,241
                                                      --------------
            CHEMICALS: SPECIALTY
    53,800  Nan Ya Plastic Corp.                              77,558
                                                      --------------
            COMPUTER COMMUNICATIONS
    39,750  Zyxel Communications Corp.                        83,032
                                                      --------------
            COMPUTER PERIPHERALS
    41,800  Hon Hai Precision Industry
             Co., Ltd.                                       164,175
                                                      --------------
            COMPUTER PROCESSING
            HARDWARE
    61,855  Acer Inc.                                         91,900
                                                      --------------
            CONSTRUCTION MATERIALS
   187,680  Taiwan Cement Corp.                               92,211
                                                      --------------
            ELECTRICAL PRODUCTS
     99,415 Phoenixtec Power Co., Ltd.                       116,408
                                                      --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            ELECTRONIC COMPONENTS
    30,360  Infortrend Technology Inc.                $       99,592
    97,000  Ya Hsin Industrial Co., Ltd.                     125,281
                                                      --------------
                                                             224,873
                                                      --------------
            ELECTRONIC PRODUCTION
            EQUIPMENT
    39,000  Waffer Technology Co., Ltd.                      118,756
                                                      --------------
            ELECTRONICS/APPLIANCE STORES
    20,680  Largan Precision Co., Ltd.                       200,777
                                                      --------------
            ENGINEERING & CONSTRUCTION
    95,000  CTCI Corp.                                        76,861
                                                      --------------
            FINANCIAL CONGLOMERATES
    58,000  Fubon Financial Holding
             Co., Ltd.                                        55,457
   222,000  Taishin Financial Holdings
             Co., Ltd.                                       163,936
                                                      --------------
                                                             219,393
                                                      --------------
            INDUSTRIAL SPECIALTIES
    12,800  Asia Optical Co. Inc.                             88,120
                                                      --------------
            INVESTMENT BANKS/BROKERS
   189,280  Polaris Securities Co., Ltd.*                     88,542
   114,888  Yuanta Core Pacific
             Securities Co.                                   68,615
                                                      --------------
                                                             157,157
                                                      --------------
            MARINE SHIPPING
   153,040  Evergreen Marine Corp.                           133,274
    98,000  Taiwan Navigation Co., Ltd.                       64,872
                                                      --------------
                                                             198,146
                                                      --------------
            REGIONAL BANKS
   254,768  Chinatrust Financial Holding
             Co., Ltd.                                       255,593
                                                      --------------
            SEMICONDUCTORS
    15,000  MediaTek, Inc.                                   140,777
    27,400  Novatek Microelectronics
             Corp., Ltd.                                      77,387
     5,508  Richtek Technology Corp.*                         29,979
    32,000  SunPlus Technology Co., Ltd.                      59,782
                                                      --------------
                                                             307,925
                                                      --------------
            WIRELESS TELECOMMUNICATIONS
    35,000  Taiwan Cellular Corp.                     $       30,377
                                                      --------------
            TOTAL TAIWAN                                   2,635,503
                                                      --------------
            THAILAND (1.7%)
            AIRLINES
    27,300  Thai Airways International
             PCL (Alien Shares)                               31,490
                                                      --------------
            MAJOR BANKS
   104,600  Kasikornbank PCL
             (Alien Shares)*                                 184,605
    20,700  Kasikornbank PCL (NVDR)*                          33,923
                                                      --------------
                                                             218,528
                                                      --------------
            REGIONAL BANKS
    98,400  Bangkok Bank PCL
             (Alien Shares)*                                 285,304
    12,500  Bangkok Bank PCL (NVDR)*                          34,352
                                                      --------------
                                                             319,656
                                                      --------------
            TOTAL THAILAND                                   569,674
                                                      --------------
TOTAL INVESTMENTS
 (COST $23,862,856) (a)                        97.1%      31,818,361
OTHER ASSETS IN EXCESS
 OF LIABILITIES                                 2.9          964,926
                                              -----   --------------
NET ASSETS                                    100.0%  $   32,783,287
                                              =====   ==============

     NVDR NON-VOTING DEPOSITORY RECEIPT.
     CDI  CHESS DEPOSITORY INTERESTS.
     *    NON-INCOME PRODUCING SECURITY.
     ^ COMPRISED OF SECURITIES IN SEPARATE ENTITIES THAT ARE TREATED AS A SINGLE STAPLED SECURITY.
     (a) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $29,966,695. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,956,197 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $104,531, RESULTING IN NET UNREALIZED APPRECIATION OF $1,851,666.

                        SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2003:

    CONTRACTS                  IN EXCHANGE         DELIVERY       UNREALIZED
   TO DELIVER                      FOR               DATE        APPRECIATION
-----------------------------------------------------------------------------
  $       481                IDR 4,064,378         01/02/04         $  1
HKD 1,229,112                $     158,321         01/05/04           18
                                                                    ----
      Total unrealized appreciation                                 $ 19
                                                                    ====

CURRENCY ABBREVIATIONS:
HKD   HONG KONG DOLLAR.
IDR   INDONESIAN RUPIAH.

SUMMARY OF INVESTMENTS

                                                                      PERCENT OF
INDUSTRY                                                VALUE         NET ASSETS
----------------------------------------------------------------------------------
Advertising/Marketing
  Services                                          $       49,148             0.2%
Air Freight/Couriers                                        65,948             0.2
Airlines                                                   819,399             2.5
Apparel/Footwear                                           202,984             0.6
Apparel/Footwear Retail                                    312,958             1.0
Auto Parts: O.E.M.                                         175,310             0.5
Automotive Aftermarket                                      63,521             0.2
Beverages: Non-Alcoholic                                    93,649             0.3
Broadcasting                                                45,439             0.1
Building Products                                          252,474             0.8
Chemicals: Major
  Diversified                                              262,350             0.8
Chemicals: Specialty                                     1,125,212             3.4
Commercial Printing/
  Forms                                                    315,427             1.0
Computer Communications                             $       83,032             0.3%
Computer Peripherals                                       358,626             1.1
Computer Processing
  Hardware                                                 492,012             1.5
Construction Materials                                     181,782             0.6
Consumer Sundries                                           84,901             0.3
Containers/Packaging                                       171,036             0.5
Department Stores                                          274,209             0.8
Electric Utilities                                         467,340             1.4
Electrical Products                                        436,062             1.3
Electronic Components                                    1,424,839             4.3
Electronic Distributors                                    155,280             0.5
Electronic Equipment/
  Instruments                                            2,785,805             8.5
Electronic Production
  Equipment                                                118,756             0.4

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                      PERCENT OF
INDUSTRY                                                VALUE         NET ASSETS
----------------------------------------------------------------------------------
Electronics/Appliance
  Stores                                            $      200,777             0.6%
Electronics/Appliances                                     859,752             2.6
Engineering &
  Construction                                             356,891             1.1
Finance/Rental/Leasing                                     204,403             0.6
Financial Conglomerates                                    637,479             1.9
Food Retail                                                301,612             0.9
Food: Meat/Fish/Dairy                                      146,355             0.5
Food: Specialty/Candy                                      207,348             0.6
Forest Products                                             92,900             0.3
Gas Distributors                                           103,783             0.3
Home Building                                              496,574             1.5
Home Furnishings                                             5,698             0.0
Industrial Conglomerates                                   603,927             1.8
Industrial Machinery                                     1,638,923             5.0
Industrial Specialties                                     405,959             1.2
Integrated Oil                                              79,505             0.2
Investment Banks/
  Brokers                                                  440,263             1.3
Investment Trusts/
  Mutual Funds                                             102,218             0.3
Life/Health Insurance                                      114,255             0.4
Major Banks                                              1,430,613             4.4
Major Telecommunications                                   269,547             0.8
Marine Shipping                                            306,254             0.9
Media Conglomerates                                        323,519             1.0
Metal Fabrications                                         222,847             0.7
Miscellaneous
  Manufacturing                                            351,211             1.1
Motor Vehicles                                           1,605,624             4.9
Movies/Entertainment                                       102,862             0.3
Oil & Gas Production                                       148,784             0.5
Oilfield Services/
  Equipment                                                126,892             0.4
Other Metals/Minerals                                      716,301             2.2
Other Transportation                                        91,248             0.3
Pharmaceuticals: Major                                     309,538             0.9
Pharmaceuticals: Other                                     776,445             2.4
Property - Casualty Insurers                        $      189,773             0.6%
Railroads                                                  296,201             0.9
Real Estate Development                                  1,935,380             5.9
Recreational Products                                      702,128             2.1
Regional Banks                                             938,435             2.8
Semiconductors                                           1,655,085             5.1
Steel                                                       13,568             0.0
Textiles                                                   138,954             0.4
Tobacco                                                     60,209             0.2
Tools/Hardware                                             216,491             0.7
Trucks/Construction/
  Farm Machinery                                           309,569             1.0
Wholesale Distributors                                     579,255             1.8
Wireless
  Telecommunications                                       185,507             0.6
                                                    --------------            ----
                                                    $   31,818,361            97.1%
                                                    ==============            ====

TYPE OF INVESTMENT
----------------------------------------------------------------------------------
Common Stocks                                       $   31,620,809            96.5%
Preferred Stock                                            197,552             0.6
                                                    --------------            ----
                                                    $   31,818,361            97.1%
                                                    ==============            ====

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            COMMON STOCKS (98.2%)
            ADVERTISING/MARKETING
            SERVICES (0.9%)
    83,000  Lamar Advertising Co.*                    $    3,097,560
    34,300  Omnicom Group, Inc.                            2,995,419
                                                      --------------
                                                           6,092,979
                                                      --------------
            APPAREL/FOOTWEAR (1.4%)
    46,100  Carter's, Inc.*                                1,173,245
   158,700  Coach, Inc.*                                   5,990,925
    68,200  Reebok International Ltd.                      2,681,624
                                                      --------------
                                                           9,845,794
                                                      --------------
            APPAREL/FOOTWEAR RETAIL (3.0%)
   136,800  Chico's FAS, Inc.*                             5,054,760
   316,800  Gap, Inc. (The)                                7,352,928
   218,450  Hot Topic, Inc.*                               6,435,537
   120,100  TJX Companies, Inc. (The)                      2,648,205
                                                      --------------
                                                          21,491,430
                                                      --------------
            AUTO PARTS: O.E.M. (0.6%)
    38,000  Eaton Corp.                                    4,103,240
                                                      --------------
            BEVERAGES:
            NON-ALCOHOLIC (0.4%)
   106,000  Cott Corp. (Canada)*                           2,969,060
                                                      --------------
            BIOTECHNOLOGY (4.2%)
   182,900  Biogen Idec Inc.*                              6,727,062
    33,600  Genentech, Inc.*                               3,143,952
    74,400  Genzyme Corp.*                                 3,670,896
   120,700  Gilead Sciences, Inc.*                         7,017,498
   116,200  ICOS Corp.*                                    4,796,736
   156,700  NPS Pharmaceuticals, Inc.*                     4,816,958
                                                      --------------
                                                          30,173,102
                                                      --------------
            BROADCASTING (1.3%)
   169,200  Radio One, Inc. (Class A)*                     3,307,860
   156,000  Univision Communications
             Inc. (Class A)*                               6,191,640
                                                      --------------
                                                           9,499,500
                                                      --------------
            CABLE/SATELLITE TV (0.7%)
    80,836  Comcast Corp. (Class A)*                       2,657,079
   151,472  Hughes International Corp                 $    2,506,858
                                                      --------------
                                                           5,163,937
                                                      --------------
            CASINO/GAMING (1.9%)
   146,700  GTECH Holdings Corp.                           7,260,183
    71,700  International Game
             Technology                                    2,559,690
   125,900  Wynn Resorts, Ltd.*                            3,526,459
                                                      --------------
                                                          13,346,332
                                                      --------------
            COMPUTER
            COMMUNICATIONS (3.4%)
   901,400  Cisco Systems, Inc.*                          21,895,006
    89,700  NetScreen Technologies,
             Inc.*                                         2,220,075
                                                      --------------
                                                          24,115,081
                                                      --------------
            COMPUTER PERIPHERALS (1.6%)
   384,100  EMC Corp.*                                     4,962,572
   163,000  Network Appliance, Inc.*                       3,346,390
    45,750  Zebra Technologies
             Corp. (Class A)*                              3,036,428
                                                      --------------
                                                          11,345,390
                                                      --------------
            COMPUTER PROCESSING
            HARDWARE (1.7%)
   274,000  Dell Inc.*                                     9,305,040
   128,700  Hewlett-Packard Co.                            2,956,239
                                                      --------------
                                                          12,261,279
                                                      --------------
            DATA PROCESSING
            SERVICES (0.6%)
   152,500  CheckFree Corp.*                               4,216,625
                                                      --------------
            DISCOUNT STORES (0.5%)
   127,000  Dollar Tree Stores, Inc.*                      3,817,620
                                                      --------------
            ELECTRICAL PRODUCTS (1.6%)
    72,000  Cooper Industries Ltd.
             (Class A) (Bermuda)                           4,170,960
   113,400  Emerson Electric Co.                           7,342,650
                                                      --------------
                                                          11,513,610
                                                      --------------
            ELECTRONIC COMPONENTS (0.4%)
    55,500  QLogic Corp.*                                  2,863,800
                                                      --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            ELECTRONIC EQUIPMENT/
            INSTRUMENTS (0.8%)
   167,100  Rockwell Automation, Inc.                 $    5,948,760
                                                      --------------
            ELECTRONIC PRODUCTION
            EQUIPMENT (1.0%)
   203,900  ASML Holding N.V.
             (Netherlands)*                                4,088,195
    68,700  Novellus Systems, Inc.*                        2,888,835
                                                      --------------
                                                           6,977,030
                                                      --------------
            ELECTRONICS/APPLIANCES (0.5%)
    50,400  Harman International
             Industries, Inc.                              3,728,592
                                                      --------------
            FINANCE/RENTAL/LEASING (0.5%)
    58,900  Capital One Financial Corp.                    3,609,981
                                                      --------------
            FINANCIAL CONGLOMERATES (1.0%)
   151,600  Citigroup Inc.                                 7,358,664
                                                      --------------
            FOOD: MAJOR DIVERSIFIED (0.4%)
    59,200  PepsiCo, Inc.                                  2,759,904
                                                      --------------
            FOOD: SPECIALTY/CANDY (0.4%)
   128,700  Hain Celestial Group, Inc.*                    2,987,127
                                                      --------------
            HOME FURNISHINGS (0.4%)
   162,100  Tempur-Pedic International                     2,512,550
                                                      --------------
            HOME IMPROVEMENT
            CHAINS (0.5%)
    95,800  Home Depot, Inc. (The)                         3,399,942
                                                      --------------
            HOSPITAL/NURSING
            MANAGEMENT (0.5%)
   111,700  Manor Care, Inc.                               3,861,469
                                                      --------------
            HOTELS/RESORTS/
            CRUISELINES (0.4%)
   167,300  Hilton Hotels Corp.                            2,865,849
                                                      --------------
            HOUSEHOLD/PERSONAL
            CARE (0.5%)
    37,400  Procter & Gamble Co. (The)                     3,735,512
                                                      --------------
            INDUSTRIAL CONGLOMERATES (1.3%)
    86,000  Ingersoll-Rand Co. Ltd.
             (Class A) (Bermuda)                           5,837,680
    39,800  United Technologies Corp.                      3,771,846
                                                      --------------
                                                           9,609,526
                                                      --------------
            INDUSTRIAL MACHINERY (1.2%)
    59,000  Illinois Tool Works Inc.                  $    4,950,690
    62,200  Parker-Hannifin Corp.                          3,700,900
                                                      --------------
                                                           8,651,590
                                                      --------------
            INFORMATION TECHNOLOGY
            SERVICES (1.1%)
    54,200  Anteon International Corp.*                    1,953,910
    79,600  Cognizant Technology
             Solutions Corp.*                              3,632,944
    96,400  PeopleSoft, Inc.*                              2,197,920
                                                      --------------
                                                           7,784,774
                                                      --------------
            INTERNET RETAIL (1.7%)
   169,100  Amazon.com, Inc.*                              8,901,424
    96,879  InterActiveCorp*                               3,287,105
                                                      --------------
                                                          12,188,529
                                                      --------------
            INTERNET SOFTWARE/
            SERVICES (3.1%)
   324,100  Akamai Technologies, Inc.*                     3,484,075
    82,100  MicroStrategy Inc. (Class A)*                  4,308,608
   324,700  Yahoo! Inc.*                                  14,666,699
                                                      --------------
                                                          22,459,382
                                                      --------------
            INVESTMENT BANKS/
            BROKERS (4.8%)
    92,800  Goldman Sachs Group,
             Inc. (The)                                    9,162,144
    59,600  Legg Mason, Inc.                               4,599,928
   143,700  Lehman Brothers
             Holdings Inc.                                11,096,514
   167,500  Merrill Lynch & Co., Inc.                      9,823,875
                                                      --------------
                                                          34,682,461
                                                      --------------
            INVESTMENT MANAGERS (1.0%)
   147,300  Price (T.) Rowe Group, Inc.                    6,983,493
                                                      --------------
            MAJOR BANKS (2.2%)
    39,300  Bank of America Corp.                          3,160,899
   150,100  Bank of New York
             Co., Inc. (The)                               4,971,312
   100,600  Bank One Corp.                                 4,586,354
    52,900  PNC Financial Services Group                   2,895,217
                                                      --------------
                                                          15,613,782
                                                      --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            MANAGED HEALTH CARE (1.0%)
    39,600  Anthem, Inc.*                             $    2,970,000
    66,100  UnitedHealth Group Inc.                        3,845,698
                                                      --------------
                                                           6,815,698
                                                      --------------
            MEDIA CONGLOMERATES (2.3%)
   298,000  Disney (Walt) Co. (The)                        6,952,340
   124,500  News Corporation Ltd.
             (The) (ADR) (Australia)                       4,494,470
   273,100  Time Warner Inc.*                              4,913,069
                                                      --------------
                                                          16,359,879
                                                      --------------
            MEDICAL SPECIALTIES (3.5%)
   169,300  Guidant Corp.                                 10,191,860
   118,150  St. Jude Medical, Inc.*                        7,248,503
   105,400  Zimmer Holdings, Inc.*                         7,420,160
                                                      --------------
                                                          24,860,523
                                                      --------------
            METAL FABRICATIONS (0.4%)
   102,400  Chicago Bridge & Iron
             Company N.V. (Netherlands)                    2,959,360
                                                      --------------
            OIL & GAS PRODUCTION (1.3%)
    72,300  Apache Corp.                                   5,863,530
    62,800  Devon Energy Corp.                             3,595,928
                                                      --------------
                                                           9,459,458
                                                      --------------
            OILFIELD SERVICES/
            EQUIPMENT (2.2%)
   133,000  Schlumberger Ltd.                              7,277,760
   207,600  Smith International, Inc.*                     8,619,552
                                                      --------------
                                                          15,897,312
                                                      --------------
            OTHER CONSUMER SERVICES (1.2%)
    65,100  Apollo Group, Inc. (Class A)*                  4,426,800
    60,700  eBay Inc.*                                     3,920,613
                                                      --------------
                                                           8,347,413
                                                      --------------
            OTHER METALS/MINERALS (1.9%)
    86,800  Inco Ltd. (Canada)*                            3,456,376
    93,400  Phelps Dodge Corp.*                            7,106,806
    28,300  Rio Tinto PLC (ADR)
             (United Kingdom)                              3,150,073
                                                      --------------
                                                          13,713,255
                                                      --------------
            PACKAGED SOFTWARE (10.3%)
   147,700  Autodesk, Inc.                            $    3,630,466
    97,200  Cognos, Inc. (Canada)*                         2,976,264
   127,400  Computer Associates
             International, Inc.                           3,483,116
   194,000  FileNET Corp.*                                 5,253,520
   172,500  Mercury Interactive Corp.*                     8,390,400
   430,200  Microsoft Corp.                               11,847,708
   349,100  Novell, Inc.*                                  3,672,532
   233,350  Oracle Corp.*                                  3,080,220
   399,000  Red Hat, Inc.*                                 7,489,230
   179,900  SAP AG (ADR) (Germany)                         7,476,644
   193,500  Sybase, Inc.*                                  3,982,230
   158,000  Symantec Corp.*                                5,474,700
   193,300  VERITAS Software Corp.*                        7,183,028
                                                      --------------
                                                          73,940,058
                                                      --------------
            PERSONNEL SERVICES (1.0%)
    81,400  Manpower, Inc.                                 3,832,312
   156,400  Robert Half International, Inc.*               3,650,376
                                                      --------------
                                                           7,482,688
                                                      --------------
            PHARMACEUTICALS: GENERIC
            DRUGS (0.7%)
   106,200  Watson Pharmaceuticals,
             Inc.*                                         4,885,200
                                                      --------------
            PHARMACEUTICALS: MAJOR (2.6%)
    50,700  Abbott Laboratories                            2,362,620
    51,100  Lilly (Eli) & Co.                              3,593,863
   351,500  Pfizer Inc.                                   12,418,495
                                                      --------------
                                                          18,374,978
                                                      --------------
            PHARMACEUTICALS: OTHER (1.7%)
   200,000  Dr. Reddy's Laboratories
             Ltd. (ADR) (India)                            6,330,000
    91,300  Forest Laboratories, Inc.*                     5,642,340
                                                      --------------
                                                          11,972,340
                                                      --------------
            PRECIOUS METALS (4.5%)
   243,900  Freeport-McMoRan Copper &
             Gold, Inc. (Class B)                         10,275,507
   342,300  Glamis Gold Ltd. (Canada)*                     5,860,176

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                                       119

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
   327,300  Newmont Mining Corp.                      $   15,910,053
                                                      --------------
                                                          32,045,736
                                                      --------------
            RESTAURANTS (0.8%)
   142,000  Applebee's International, Inc.                 5,576,340
            SEMICONDUCTORS (6.6%)
   203,900  Fairchild Semiconductor
             Corp. (Class A)*                              5,091,383
   634,400  Intel Corp.                                   20,427,680
    90,000  Marvell Technology Group
             Ltd. (Bermuda)*                               3,413,700
    73,600  Maxim Integrated
             Products, Inc.                                3,665,280
   177,000  National Semiconductor
             Corp.*                                        6,975,570
   214,500  PMC-Sierra, Inc.*                              4,322,175
    72,800  Silicon Laboratories Inc.*                     3,146,416
                                                      --------------
                                                          47,042,204
                                                      --------------
            SERVICES TO THE HEALTH
            INDUSTRY (2.2%)
   150,700  Medco Health Solutions Inc.*                   5,122,293
   267,100  Omnicare, Inc.                                10,788,169
                                                      --------------
                                                          15,910,462
                                                      --------------
            SPECIALTY STORES (2.4%)
   185,600  Claire's Stores, Inc.                          3,496,704
    88,500  Dick's Sporting Goods, Inc.*                   4,306,410
   171,200  PETSMART, Inc.                                 4,074,560
    84,100  Staples, Inc.*                                 2,295,930
   110,000  Tuesday Morning Corp.*                         3,327,500
                                                      --------------
                                                          17,501,104
                                                      --------------
            TELECOMMUNICATION
            EQUIPMENT (1.5%)
   221,900  Alcatel SA (ADR) (France)*                     2,851,415
    64,400  Polycom, Inc.*                                 1,257,088
   119,800  QUALCOMM Inc.                                  6,460,814
                                                      --------------
                                                          10,569,317
                                                      --------------
            TRUCKS/CONSTRUCTION/
            FARM MACHINERY (1.3%)
    64,400  Caterpillar Inc.                          $    5,346,488
    66,400  Deere & Co.                                    4,319,320
                                                      --------------
                                                           9,665,808
                                                      --------------
            WIRELESS
            TELECOMMUNICATIONS (1.3%)
   368,100  Vodafone Group PLC (ADR)
             (United Kingdom)                              9,217,224
                                                      --------------
TOTAL COMMON STOCKS
 (COST $612,423,364)                                  $  703,134,053
                                                      --------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
            SHORT-TERM INVESTMENT (1.7%)
            U.S. GOVERNMENT AGENCY
$   12,400  Federal Home Loan Bank
             0.75% due 01/02/04 (a)
             (COST $12,399,742)                           12,399,742
                                                      --------------
TOTAL INVESTMENTS
 (COST $624,823,106) (b)                       99.9%     715,533,795
OTHER ASSETS IN EXCESS
 OF LIABILITIES                                 0.1          893,760
                                              -----   --------------
NET ASSETS                                    100.0%  $  716,427,555
                                              =====   ==============

     ADR  AMERICAN DEPOSITORY RECEIPT.
     *    NON-INCOME PRODUCING SECURITY.
     (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
     (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $626,459,569. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $93,248,740 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $4,174,514, RESULTING IN NET UNREALIZED APPRECIATION OF $89,074,226.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            COMMON STOCKS (96.3%)
            ADVERTISING/MARKETING
            SERVICES (0.2%)
    10,437  Interpublic Group of
             Companies, Inc.*                         $      162,817
     4,783  Omnicom Group, Inc.                              417,699
                                                      --------------
                                                             580,516
                                                      --------------
            AEROSPACE & DEFENSE (1.1%)
    21,176  Boeing Co.                                       892,357
     4,978  General Dynamics Corp.                           449,961
     2,960  Goodrich Corp.                                    87,882
    11,350  Lockheed Martin Corp.                            583,390
     4,610  Northrop Grumman Corp.                           440,716
    10,477  Raytheon Co.                                     314,729
     4,456  Rockwell Collins, Inc.                           133,814
                                                      --------------
                                                           2,902,849
                                                      --------------
            AGRICULTURAL COMMODITIES/
            MILLING (0.1%)
    16,278  Archer-Daniels-Midland Co.                       247,751
                                                      --------------
            AIR FREIGHT/COURIERS (1.0%)
     7,509  FedEx Corp.                                      506,857
    28,300  United Parcel Service,
             Inc. (Class B)                                2,109,765
                                                      --------------
                                                           2,616,622
                                                      --------------
            AIRLINES (0.1%)
     3,108  Delta Air Lines, Inc.                             36,705
    19,816  Southwest Airlines Co.                           319,830
                                                      --------------
                                                             356,535
                                                      --------------
            ALTERNATIVE POWER
            GENERATION (0.0%)
    10,400  Calpine Corp.*                                    50,024
                                                      --------------
            ALUMINUM (0.3%)
    21,783  Alcoa, Inc.                                      827,754
                                                      --------------
            APPAREL/FOOTWEAR (0.4%)
     4,299  Cintas Corp.                                     215,509
     3,180  Jones Apparel Group, Inc.                        112,031
     2,747  Liz Claiborne, Inc.                               97,409
     6,606  Nike, Inc. (Class B)                             452,247
     1,482  Reebok International
             Inc. (United Kingdom)                    $       58,272
     2,720  V.F. Corp.                                       117,613
                                                      --------------
                                                           1,053,081
                                                      --------------
            APPAREL/FOOTWEAR RETAIL (0.4%)
    22,550  Gap, Inc. (The)                                  523,385
    13,006  Limited Brands, Inc.                             234,498
     3,460  Nordstrom, Inc.                                  118,678
    12,669  TJX Companies, Inc. (The)                        279,351
                                                      --------------
                                                           1,155,912
                                                      --------------
            AUTO PARTS: O.E.M. (0.3%)
     3,741  Dana Corp.                                        68,647
    14,104  Delphi Corp.                                     144,002
     1,913  Eaton Corp.                                      206,566
     2,273  Johnson Controls, Inc.                           263,941
     3,291  Visteon Corp.                                     34,259
                                                      --------------
                                                             717,415
                                                      --------------
            AUTOMOTIVE AFTERMARKET (0.0%)
     1,859  Cooper Tire & Rubber Co.                          39,745
     4,413  Goodyear Tire & Rubber
             Co. (The)*                                       34,686
                                                      --------------
                                                              74,431
                                                      --------------
            BEVERAGES: ALCOHOLIC (0.5%)
    20,510  Anheuser-Busch Companies,
             Inc.                                          1,080,467
     1,527  Brown-Forman Corp. (Class B)                     142,698
       916  Coors (Adolph) Co. (Class B)                      51,388
                                                      --------------
                                                           1,274,553
                                                      --------------
            BEVERAGES: NON-ALCOHOLIC (1.3%)
    61,711  Coca Cola Co.                                  3,131,833
    11,451  Coca-Cola Enterprises Inc.                       250,433
     6,615  Pepsi Bottling Group,
             Inc. (The)                                      159,951
                                                      --------------
                                                           3,542,217
                                                      --------------
            BIOTECHNOLOGY (1.1%)
    32,471  Amgen Inc.*                                    2,006,708
     8,246  Biogen Idec Inc.*                                303,288
     4,725  Chiron Corp.*                                    269,278

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                                       121

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
     5,642  Genzyme Corp.*                            $      278,376
     6,231  MedImmune, Inc.*                                 158,267
                                                      --------------
                                                           3,015,917
                                                      --------------
            BROADCASTING (0.3%)
    15,496  Clear Channel
             Communications, Inc.                            725,678
     8,118  Univision Communications
             Inc. (Class A)*                                 322,203
                                                      --------------
                                                           1,047,881
                                                      --------------
            BUILDING PRODUCTS (0.2%)
     1,833  American Standard
             Companies, Inc.*                                184,583
    11,659  Masco Corp.                                      319,573
                                                      --------------
                                                             504,156
                                                      --------------
            CABLE/SATELLITE TV (0.7%)
    56,662  Comcast Corp. (Class A)*                       1,862,480
                                                      --------------
            CASINO/GAMING (0.2%)
     2,781  Harrah's Entertainment, Inc.                     138,410
     8,715  International Game Technology                    311,125
                                                      --------------
                                                             449,535
                                                      --------------
            CHEMICALS: AGRICULTURAL (0.1%)
     6,595  Monsanto Co.                                     189,804
                                                      --------------
            CHEMICALS: MAJOR
            DIVERSIFIED (1.0%)
    23,172  Dow Chemical Co. (The)                           963,260
    25,091  Du Pont (E.I.)
             de Nemours & Co.                              1,151,426
     1,948  Eastman Chemical Co.                              77,004
     3,158  Engelhard Corp.                                   94,582
     2,792  Hercules Inc.*                                    34,062
     5,605  Rohm & Haas Co.                                  239,390
                                                      --------------
                                                           2,559,724
                                                      --------------
            CHEMICALS: SPECIALTY (0.3%)
     5,721  Air Products & Chemicals,
             Inc.                                            302,240
     1,274  Great Lakes Chemical Corp.                        34,640
     8,185  Praxair, Inc.                                    312,667
     1,745  Sigma-Aldrich Corp.                               99,779
                                                      --------------
                                                             749,326
                                                      --------------
            COMMERCIAL PRINTING/
            FORMS (0.1%)
     1,272  Deluxe Corp.                              $       52,572
     2,860  Donnelley (R.R.) & Sons Co.                       86,229
                                                      --------------
                                                             138,801
                                                      --------------
            COMPUTER
            COMMUNICATIONS (1.6%)
    10,489  Avaya Inc.*                                      135,728
   173,774  Cisco Systems, Inc.*                           4,220,970
                                                      --------------
                                                           4,356,698
                                                      --------------
            COMPUTER PERIPHERALS (0.5%)
    60,494  EMC Corp.*                                       781,582
     3,234  Lexmark International
             Group, Inc.*                                    254,322
     8,685  Network Appliance, Inc.*                         178,303
                                                      --------------
                                                           1,214,207
                                                      --------------
            COMPUTER PROCESSING
            HARDWARE (1.7%)
     9,125  Apple Computer, Inc.*                            195,001
    64,452  Dell Inc.*                                     2,188,790
     8,166  Gateway, Inc.*                                    37,564
    76,755  Hewlett-Packard Co.                            1,763,062
     2,381  NCR Corp.*                                        92,383
    82,233  Sun Microsystems, Inc.*                          369,226
                                                      --------------
                                                           4,646,026
                                                      --------------
            CONSTRUCTION MATERIALS (0.0%)
     2,560  Vulcan Materials Co.                             121,779
                                                      --------------
            CONSUMER SUNDRIES (0.0%)
     1,673  American Greetings Corp.
             (Class A)*                                       36,589
                                                      --------------
            CONTAINERS/PACKAGING (0.2%)
     1,419  Ball Corp.                                        84,530
     1,337  Bemis Company, Inc.                               66,850
     3,958  Pactiv Corp.*                                     94,596
     2,139  Sealed Air Corp.*                                115,805
     1,366  Temple-Inland, Inc.                               85,607
                                                      --------------
                                                             447,388
                                                      --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            CONTRACT DRILLING (0.2%)
     3,690  Nabors Industries, Ltd.
             (Bermuda)*                               $      153,135
     3,368  Noble Corp.*                                     120,507
     2,368  Rowan Companies, Inc.*                            54,867
     8,052  Transocean Inc.*                                 193,329
                                                      --------------
                                                             521,838
                                                      --------------
            DATA PROCESSING
            SERVICES (0.9%)
    14,963  Automatic Data
             Processing, Inc.                                592,684
     4,715  Computer Sciences Corp.*                         208,544
    11,708  Concord EFS, Inc.*                               173,747
     3,601  Convergys Corp.*                                  62,873
    18,346  First Data Corp.                                 753,837
     4,879  Fiserv, Inc.*                                    192,769
     9,491  Paychex, Inc.                                    353,065
     7,232  SunGard Data Systems Inc.*                       200,399
                                                      --------------
                                                           2,537,918
                                                      --------------
            DEPARTMENT STORES (0.5%)
     2,097  Dillard's, Inc. (Class A)                         34,517
     4,551  Federated Department
             Stores, Inc.                                    214,489
     8,559  Kohl's Corp.*                                    384,641
     7,264  May Department Stores Co.                        211,164
     6,873  Penney (J.C.) Co., Inc.                          180,622
     6,389  Sears, Roebuck & Co.                             290,636
                                                      --------------
                                                           1,316,069
                                                      --------------
            DISCOUNT STORES (2.8%)
     2,943  Big Lots, Inc.*                                   41,820
    11,523  Costco Wholesale Corp.*                          428,425
     8,483  Dollar General Corp.                             178,058
     4,340  Family Dollar Stores, Inc.                       155,719
    22,944  Target Corp.                                     881,050
   108,941  Wal-Mart Stores, Inc.                          5,779,320
                                                      --------------
                                                           7,464,392
                                                      --------------
            DRUGSTORE CHAINS (0.5%)
     9,942  CVS Corp.                                        359,105
    25,807  Walgreen Co.                                     938,859
                                                      --------------
                                                           1,297,964
                                                      --------------
            ELECTRIC UTILITIES (2.3%)
    15,675  AES Corp. (The)*                          $      147,972
     3,196  Allegheny Energy, Inc.*                           40,781
     4,088  Ameren Corp.                                     188,048
     9,943  American Electric Power
             Co., Inc.                                       303,361
     7,705  CenterPoint Energy, Inc.                          74,661
     4,482  Cinergy Corp.                                    173,946
     4,056  CMS Energy Corp.*                                 34,557
     5,675  Consolidated Edison, Inc.                        244,082
     4,211  Constellation Energy
             Group, Inc.                                     164,903
     8,166  Dominion Resources, Inc.                         521,236
     4,237  DTE Energy Co.                                   166,938
    22,845  Duke Energy Corp.                                467,180
     8,201  Edison International*                            179,848
     5,760  Entergy Corp.                                    329,069
     8,232  Exelon Corp.                                     546,276
     8,303  FirstEnergy Corp.                                292,266
     4,630  FPL Group, Inc.                                  302,895
    10,441  PG&E Corp.*                                      289,947
     2,298  Pinnacle West Capital Corp.                       91,966
     4,464  PPL Corp.                                        195,300
     6,169  Progress Energy, Inc.                            279,209
     5,920  Public Service Enterprise
             Group, Inc.                                     259,296
    18,431  Southern Co. (The)                               557,538
     4,728  TECO Energy, Inc.                                 68,130
     8,153  TXU Corp.                                        193,389
    10,039  Xcel Energy, Inc.                                170,462
                                                      --------------
                                                           6,283,256
                                                      --------------
            ELECTRICAL PRODUCTS (0.4%)
     4,998  American Power Conversion
             Corp.                                           122,201
     2,350  Cooper Industries Ltd.
             (Bermuda)                                       136,136
    10,593  Emerson Electric Co.                             685,897
     4,792  Molex Inc.                                       167,193
     2,096  Power-One, Inc.*                                  22,700
     1,472  Thomas & Betts Corp.*                             33,694
                                                      --------------
                                                           1,167,821
                                                      --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            ELECTRONIC COMPONENTS (0.2%)
     5,028  Jabil Circuit, Inc.*                      $      142,292
     2,378  QLogic Corp.*                                    122,705
    13,022  Sanmina-SCI Corp.*                               164,207
    21,044  Solectron Corp.*                                 124,370
                                                      --------------
                                                             553,574
                                                      --------------
            ELECTRONIC EQUIPMENT/
            INSTRUMENTS (0.5%)
    11,970  Agilent Technologies, Inc.*                      350,003
    36,121  JDS Uniphase Corp.*                              131,842
     4,693  Rockwell Automation, Inc.                        167,071
     3,822  Scientific-Atlanta, Inc.                         104,341
     5,804  Symbol Technologies, Inc.                         98,030
     2,128  Tektronix, Inc.                                   67,245
     4,099  Thermo Electron Corp.*                           103,295
     3,057  Waters Corp.*                                    101,370
    19,933  Xerox Corp.*                                     275,075
                                                      --------------
                                                           1,398,272
                                                      --------------
            ELECTRONIC PRODUCTION
            EQUIPMENT (0.6%)
    41,865  Applied Materials, Inc.*                         939,869
     4,901  KLA-Tencor Corp.*                                287,542
     3,835  Novellus Systems, Inc.*                          161,262
     4,817  Teradyne, Inc.*                                  122,593
                                                      --------------
                                                           1,511,266
                                                      --------------
            ELECTRONICS/APPLIANCE
            STORES (0.2%)
     8,147  Best Buy Co., Inc.*                              425,599
     5,273  Circuit City Stores - Circuit
             City Group                                       53,415
     4,131  RadioShack Corp.                                 126,739
                                                      --------------
                                                             605,753
                                                      --------------
            ELECTRONICS/APPLIANCES (0.1%)
     7,214  Eastman Kodak Co.                                185,183
     1,977  Maytag Corp.                                      55,059
     1,753  Whirlpool Corp.                                  127,355
                                                      --------------
                                                             367,597
                                                      --------------
            ENGINEERING &
            CONSTRUCTION (0.0%)
     2,065  Fluor Corp.                               $       81,857
                                                      --------------
            ENVIRONMENTAL SERVICES (0.2%)
     5,279  Allied Waste Industries, Inc.*                    73,273
    14,662  Waste Management, Inc.                           433,995
                                                      --------------
                                                             507,268
                                                      --------------
            FINANCE/RENTAL/
            LEASING (1.9%)
     5,813  Capital One Financial Corp.                      356,279
     5,745  Countrywide Financial Corp.                      435,758
    24,459  Fannie Mae                                     1,835,893
    17,513  Freddie Mac                                    1,021,358
    32,162  MBNA Corp.                                       799,226
     7,306  Providian Financial Corp.*                        85,042
     1,614  Ryder System, Inc.                                55,118
    11,348  SLM Corp.                                        427,593
                                                      --------------
                                                           5,016,267
                                                      --------------
            FINANCIAL
            CONGLOMERATES (4.2%)
    32,379  American Express Co.                           1,561,639
   129,857  Citigroup, Inc.                                6,303,259
    51,359  JP Morgan Chase & Co.                          1,886,416
     7,283  John Hancock Financial
             Services, Inc.                                  273,113
     8,130  Principal Financial Group, Inc.                  268,859
    13,606  Prudential Financial, Inc.                       568,323
     8,413  State Street Corp.                               438,149
                                                      --------------
                                                          11,299,758
                                                      --------------
            FINANCIAL PUBLISHING/
            SERVICES (0.2%)
     3,501  Equifax, Inc.                                     85,775
     4,823  McGraw-Hill Companies,
             Inc. (The)                                      337,224
     3,746  Moody's Corporation                              226,820
                                                      --------------
                                                             649,819
                                                      --------------
            FOOD DISTRIBUTORS (0.2%)
    16,290  SYSCO Corp.                                      606,477
                                                      --------------

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

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            FOOD RETAIL (0.3%)
     9,236  Albertson's, Inc.                         $      209,195
    18,756  Kroger Co.*                                      347,174
    11,134  Safeway Inc.*                                    243,946
     3,375  Supervalu, Inc.                                   96,491
     3,565  Winn-Dixie Stores, Inc.                           35,472
                                                      --------------
                                                             932,278
                                                      --------------
            FOOD: MAJOR
            DIVERSIFIED (1.4%)
    10,329  Campbell Soup Co.                                276,817
     9,399  General Mills, Inc.                              425,775
     8,857  Heinz (H.J.) Co.                                 322,661
    10,274  Kellogg Co.                                      391,234
    43,215  PepsiCo, Inc.                                  2,014,683
    19,894  Sara Lee Corp.                                   431,899
                                                      --------------
                                                           3,863,069
                                                      --------------
            FOOD: MEAT/FISH/DAIRY (0.1%)
    13,516  ConAgra Foods Inc.                               356,687
                                                      --------------
            FOOD: SPECIALTY/CANDY (0.3%)
     3,275  Hershey Foods Corp.                              252,142
     3,494  McCormick & Co., Inc.
             (Non-Voting)                                    105,169
     5,658  Wrigley (Wm.) Jr. Co. (Class A)                  318,036
                                                      --------------
                                                             675,347
                                                      --------------
            FOREST PRODUCTS (0.1%)
     2,665  Louisiana-Pacific Corp.*                          47,650
     5,533  Weyerhaeuser Co.                                 354,112
                                                      --------------
                                                             401,762
                                                      --------------
            GAS DISTRIBUTORS (0.3%)
     9,490  Dynegy, Inc. (Class A)*                           40,617
     4,004  KeySpan Corp.                                    147,347
     3,102  Kinder Morgan, Inc.                              183,328
     1,108  Nicor Inc.                                        37,716
     6,607  NiSource, Inc.                                   144,958
       926  Peoples Energy Corp.                              38,929
     5,695  Sempra Energy                                    171,192
                                                      --------------
                                                             764,087
                                                      --------------
            HOME BUILDING (0.1%)
     1,565  Centex Corp.                                     168,472
     1,167  KB HOME                                   $       84,631
     1,562  Pulte Homes, Inc.                                146,234
                                                      --------------
                                                             399,337
                                                      --------------
            HOME FURNISHINGS (0.1%)
     4,832  Leggett & Platt, Inc.                            104,516
     6,907  Newell Rubbermaid, Inc.                          157,272
     1,471  Tupperware Corp.                                  25,507
                                                      --------------
                                                             287,295
                                                      --------------
            HOME IMPROVEMENT
            CHAINS (1.2%)
    57,273  Home Depot, Inc. (The)                         2,032,619
    19,795  Lowe's Companies, Inc.                         1,096,445
     3,670  Sherwin-Williams Co.                             127,496
                                                      --------------
                                                           3,256,560
                                                      --------------
            HOSPITAL/NURSING
            MANAGEMENT (0.4%)
    12,473  HCA, Inc.                                        535,840
     6,037  Health Management
             Associates, Inc. (Class A)                      144,888
     2,244  Manor Care, Inc.                                  77,575
    11,700  Tenet Healthcare Corp.*                          187,785
                                                      --------------
                                                             946,088
                                                      --------------
            HOTELS/RESORTS/
            CRUISELINES (0.5%)
    15,856  Carnival Corp.                                   629,959
     9,550  Hilton Hotels Corp.                              163,592
     5,821  Marriott International,
             Inc. (Class A)                                  268,930
     5,091  Starwood Hotels & Resorts
             Worldwide, Inc.                                 183,123
                                                      --------------
                                                           1,245,604
                                                      --------------
            HOUSEHOLD/PERSONAL
            CARE (2.4%)
     1,479  Alberto-Culver Co. (Class B)                      93,295
     5,954  Avon Products, Inc.                              401,835
     5,307  Clorox Co. (The)                                 257,708
    13,524  Colgate-Palmolive Co.                            676,876
    25,468  Gillette Co. (The)                               935,440
     2,358  International Flavors &
             Fragrances, Inc.                                 82,341

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

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
    12,698  Kimberly-Clark Corp.                      $      750,325
    32,642  Procter & Gamble Co. (The)                     3,260,283
                                                      --------------
                                                           6,458,103
                                                      --------------
            INDUSTRIAL
            CONGLOMERATES (5.0%)
    19,757  3M Co.                                         1,679,938
   252,754  General Electric Co.**                         7,830,319
    21,700  Honeywell International, Inc.                    725,431
     4,367  Ingersoll Rand Co. (Class A)
             (Bermuda)                                       296,432
     2,323  ITT Industries, Inc.                             172,390
     3,424  Textron, Inc.                                    195,373
    50,322  Tyco International Ltd.
             (Bermuda)                                     1,333,533
    11,845  United Technologies Corp.                      1,122,551
                                                      --------------
                                                          13,355,967
                                                      --------------
            INDUSTRIAL MACHINERY (0.3%)
     7,756  Illinois Tool Works Inc.                         650,806
     2,985  Parker-Hannifin Corp.                            177,608
                                                      --------------
                                                             828,414
                                                      --------------
            INDUSTRIAL SPECIALTIES (0.2%)
     6,486  Ecolab Inc.                                      177,522
     4,277  PPG Industries, Inc.                             273,814
                                                      --------------
                                                             451,336
                                                      --------------
            INFORMATION TECHNOLOGY
            SERVICES (1.8%)
     4,131  Citrix Systems, Inc.*                             87,619
    12,092  Electronic Data Systems Corp.                    296,738
    43,307  International Business
             Machines Corp.                                4,013,693
     9,438  PeopleSoft, Inc.*                                215,186
     8,317  Unisys Corp.*                                    123,507
                                                      --------------
                                                           4,736,743
                                                      --------------
            INSURANCE BROKERS/
            SERVICES (0.3%)
     7,894  AON Corp.                                        188,982
    13,347  Marsh & McLennan
             Companies, Inc.                                 639,188
                                                      --------------
                                                             828,170
                                                      --------------
            INTEGRATED OIL (3.9%)
     2,262  Amerada Hess Corp.                        $      120,271
    26,908  ChevronTexaco Corp.                            2,324,582
    17,137  ConocoPhillips                                 1,123,673
   166,385  Exxon Mobil Corp.                              6,821,785
                                                      --------------
                                                          10,390,311
                                                      --------------
            INTERNET SOFTWARE/
            SERVICES (0.3%)
    12,483  Siebel Systems, Inc.*                            173,139
    16,547  Yahoo! Inc.*                                     747,428
                                                      --------------
                                                             920,567
                                                      --------------
            INVESTMENT BANKS/
            BROKERS (2.0%)
     2,467  Bear Stearns Companies,
             Inc. (The)                                      197,237
    11,918  Goldman Sachs Group,
             Inc. (The)                                    1,176,664
     6,835  Lehman Brothers Holdings
             Inc.                                            527,799
    23,796  Merrill Lynch & Co., Inc.                      1,395,635
    27,263  Morgan Stanley (Note 4)                        1,577,710
    34,149  Schwab (Charles) Corp.                           404,324
                                                      --------------
                                                           5,279,369
                                                      --------------
            INVESTMENT MANAGERS (0.4%)
     2,735  Federated Investors, Inc.
             (Class B)                                        80,300
     6,318  Franklin Resources, Inc.                         328,915
     6,058  Janus Capital Group, Inc.                         99,412
    10,830  Mellon Financial Corp.                           347,751
     3,135  Price (T.) Rowe Group, Inc.                      148,630
                                                      --------------
                                                           1,005,008
                                                      --------------
            LIFE/HEALTH INSURANCE (0.6%)
    12,909  AFLAC, Inc.                                      467,048
     3,551  Jefferson-Pilot Corp.                            179,858
     4,480  Lincoln National Corp.                           180,858
    19,135  MetLife, Inc. (Note 4)                           644,275
     2,849  Torchmark Corp.                                  129,743
     7,453  UnumProvident Corp.                              117,534
                                                      --------------
                                                           1,719,316
                                                      --------------

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
 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            MAJOR BANKS (4.9%)
    37,401  Bank of America Corp.                     $    3,008,162
    19,473  Bank of New York Co.,
             Inc. (The)                                      644,946
    28,141  Bank One Corp.                                 1,282,948
    13,759  BB&T Corp.                                       531,648
     4,414  Comerica, Inc.                                   247,449
    26,546  FleetBoston Financial Corp.                    1,158,733
     5,762  Huntington Bancshares, Inc.                      129,645
    10,551  KeyCorp                                          309,355
    15,303  National City Corp.                              519,384
     6,979  PNC Financial Services Group                     381,961
     8,353  SouthTrust Corp.                                 273,394
     7,087  SunTrust Banks, Inc.                             506,721
    33,322  Wachovia Corp.                                 1,552,472
    42,593  Wells Fargo & Co.                              2,508,302
                                                      --------------
                                                          13,055,120
                                                      --------------
            MAJOR
            TELECOMMUNICATIONS (1.6%)
     7,856  ALLTEL Corp.                                     365,932
    46,522  BellSouth Corp.                                1,316,573
    83,338  SBC Communications, Inc.                       2,172,622
    22,755  Sprint Corp. (FON Group)                         373,637
                                                      --------------
                                                           4,228,764
                                                      --------------
            MANAGED HEALTH CARE (0.8%)
     3,841  Aetna, Inc.                                      259,575
     3,481  Anthem, Inc.*                                    261,075
     3,536  CIGNA Corp.                                      203,320
     4,055  Humana, Inc.*                                     92,657
    14,767  UnitedHealth Group Inc.                          859,144
     3,825  WellPoint Health Networks, Inc.*                 370,987
                                                      --------------
                                                           2,046,758
                                                      --------------
            MEDIA CONGLOMERATES (1.9%)
    51,487  Disney (Walt) Co. (The)                        1,201,192
   113,824  Time Warner Inc.*                              2,047,694
    44,033  Viacom Inc. (Class B)
             (Non-Voting)                                  1,954,185
                                                      --------------
                                                           5,203,071
                                                      --------------
            MEDICAL DISTRIBUTORS (0.4%)
     2,817  AmerisourceBergen Corp.                   $      158,175
    10,898  Cardinal Health, Inc.                            666,522
     7,336  McKesson Corp.                                   235,926
                                                      --------------
                                                           1,060,623
                                                      --------------
            MEDICAL SPECIALTIES (2.0%)
     5,237  Applera Corp. - Applied
             Biosystems Group                                108,458
     1,305  Bard (C.R.), Inc.                                106,031
     1,320  Bausch & Lomb, Inc.                               68,508
    15,363  Baxter International, Inc.                       468,879
     6,392  Becton, Dickinson & Co.                          262,967
     6,436  Biomet, Inc.                                     234,335
    20,620  Boston Scientific Corp.*                         757,991
     7,602  Guidant Corp.                                    457,640
    30,511  Medtronic, Inc.                                1,483,140
     1,229  Millipore Corp.*                                  52,908
     3,146  Pall Corp.                                        84,407
     3,193  PerkinElmer, Inc.                                 54,505
     4,343  St. Jude Medical, Inc.*                          266,443
     5,022  Stryker Corp.                                    426,920
     6,087  Zimmer Holdings, Inc.*                           428,525
                                                      --------------
                                                           5,261,657
                                                      --------------
            MISCELLANEOUS COMMERCIAL
            SERVICES (0.0%)
     3,611  Sabre Holdings Corp.                              77,961
                                                      --------------
            MISCELLANEOUS
            MANUFACTURING (0.2%)
     1,496  Crane Co.                                         45,987
     3,865  Danaher Corp.                                    354,614
     5,098  Dover Corp.                                      202,646
                                                      --------------
                                                             603,247
                                                      --------------
            MOTOR VEHICLES (0.7%)
    46,092  Ford Motor Co.                                   737,472
    14,116  General Motors Corp.                             753,794
     7,627  Harley-Davidson, Inc.                            362,511
                                                      --------------
                                                           1,853,777
                                                      --------------

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                                       127

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            MULTI-LINE INSURANCE (1.9%)
    65,649  American International
             Group, Inc.                              $    4,351,216
     7,121  Hartford Financial Services
             Group, Inc. (The)                               420,353
     4,668  Loews Corp.                                      230,833
     3,488  Safeco Corp.                                     135,788
                                                      --------------
                                                           5,138,190
                                                      --------------
            OFFICE EQUIPMENT/
            SUPPLIES (0.1%)
     2,781  Avery Dennison Corp.                             155,792
     5,880  Pitney Bowes, Inc.                               238,846
                                                      --------------
                                                             394,638
                                                      --------------
            OIL & GAS PIPELINES (0.1%)
    15,310  El Paso Corp.                                    125,389
    13,044  Williams Companies,
             Inc. (The)                                      128,092
                                                      --------------
                                                             253,481
                                                      --------------
            OIL & GAS PRODUCTION (0.8%)
     6,316  Anadarko Petroleum Corp.                         322,179
     4,079  Apache Corp.                                     330,807
     5,000  Burlington Resources, Inc.                       276,900
     5,854  Devon Energy Corp.                               335,200
     2,897  EOG Resources, Inc.                              133,754
     2,539  Kerr-McGee Corp.                                 118,038
     9,695  Occidental Petroleum Corp.                       409,517
     6,518  Unocal Corp.                                     240,058
                                                      --------------
                                                           2,166,453
                                                      --------------
            OIL REFINING/MARKETING (0.2%)
     1,727  Ashland, Inc.                                     76,092
     7,810  Marathon Oil Corp.                               258,433
     1,944  Sunoco Inc.                                       99,436
                                                      --------------
                                                             433,961
                                                      --------------
            OILFIELD SERVICES/
            EQUIPMENT (0.6%)
     8,429  Baker Hughes Inc.                                271,077
     3,984  BJ Services Co.*                                 143,026
    11,027  Halliburton Co.                           $      286,702
    14,737  Schlumberger Ltd.                                806,409
                                                      --------------
                                                           1,507,214
                                                      --------------
            OTHER CONSUMER SERVICES (0.8%)
     4,439  Apollo Group, Inc. (Class A)*                    301,852
     4,488  Block (H.&R.), Inc.                              248,501
    25,505  Cendant Corp.*                                   567,996
    16,261  eBay Inc.*                                     1,050,298
                                                      --------------
                                                           2,168,647
                                                      --------------
            OTHER CONSUMER
            SPECIALTIES (0.1%)
     3,672  Fortune Brands, Inc.                             262,511
                                                      --------------
            OTHER METALS/
            MINERALS (0.1%)
     2,249  Phelps Dodge Corp.*                              171,126
                                                      --------------
            PACKAGED SOFTWARE (4.2%)
     5,891  Adobe Systems, Inc.                              231,516
     2,809  Autodesk, Inc.                                    69,045
     5,695  BMC Software, Inc.*                              106,212
    14,577  Computer Associates
             International, Inc.                             398,535
     9,668  Compuware Corp.*                                  58,395
     4,997  Intuit Inc.*                                     264,391
     2,266  Mercury Interactive Corp.*                       110,218
   272,177  Microsoft Corp.                                7,495,755
     9,400  Novell, Inc.*                                     98,888
   131,568  Oracle Corp.*                                  1,736,698
     6,702  Parametric Technology Corp.*                      26,406
     7,755  Symantec Corp.*                                  268,711
    10,763  VERITAS Software Corp.*                          399,953
                                                      --------------
                                                          11,264,723
                                                      --------------
            PERSONNEL SERVICES (0.1%)
     2,839  Monster Worldwide Inc.*                           62,344
     4,310  Robert Half International, Inc.*                 100,595
                                                      --------------
                                                             162,939
                                                      --------------
            PHARMACEUTICALS: GENERIC
            DRUGS (0.0%)
     2,717  Watson Pharmaceuticals, Inc.*                    124,982
                                                      --------------

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

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            PHARMACEUTICALS: MAJOR (7.6%)
    39,354  Abbott Laboratories                       $    1,833,896
    48,817  Bristol-Myers Squibb Co.                       1,396,166
    74,716  Johnson & Johnson                              3,859,829
    28,266  Lilly (Eli) & Co.                              1,987,948
    56,009  Merck & Co., Inc.                              2,587,616
   192,105  Pfizer, Inc.                                   6,787,070
    36,989  Schering-Plough Corp.                            643,239
    33,525  Wyeth                                          1,423,136
                                                      --------------
                                                          20,518,900
                                                      --------------
            PHARMACEUTICALS: OTHER (0.3%)
     3,283  Allergan, Inc.                                   252,167
     9,204  Forest Laboratories, Inc.*                       568,807
     6,070  King Pharmaceuticals, Inc.*                       92,628
                                                      --------------
                                                             913,602
                                                      --------------
            PRECIOUS METALS (0.3%)
     4,302  Freeport-McMoRan Copper &
             Gold, Inc. (Class B)                            181,243
    10,876  Newmont Mining Corp.                             528,682
                                                      --------------
                                                             709,925
                                                      --------------
            PROPERTY - CASUALTY
            INSURERS (1.1%)
     7,025  ACE Ltd. (Bermuda)                               290,976
    17,711  Allstate Corp. (The) (Note 4)                    761,927
     4,727  Chubb Corp. (The)                                321,909
     4,038  Cincinnati Financial Corp.                       169,111
     5,437  Progressive Corp. (The)                          454,479
     5,743  St. Paul Companies, Inc. (The)                   227,710
    25,294  Travelers Property Casualty
             Corp. (Class B)                                 429,239
     3,455  XL Capital Ltd. (Class A)
             (Bermuda)                                       267,935
                                                      --------------
                                                           2,923,286
                                                      --------------
            PUBLISHING: BOOKS/
            MAGAZINES (0.0%)
     1,263  Meredith Corp.                                    61,647
                                                      --------------
            PUBLISHING: NEWSPAPERS (0.5%)
     2,053  Dow Jones & Co., Inc.                            102,342
     6,823  Gannett Co., Inc.                                608,339
     2,011  Knight-Ridder, Inc.                       $      155,591
     3,749  New York Times Co.
             (The) (Class A)                                 179,165
     7,860  Tribune Co.                                      405,576
                                                      --------------
                                                           1,451,013
                                                      --------------
            PULP & PAPER (0.3%)
     2,177  Boise Cascade Corp.                               71,536
     6,397  Georgia-Pacific Group                            196,196
    12,095  International Paper Co.                          521,415
     5,049  MeadWestvaco Corp.                               150,208
                                                      --------------
                                                             939,355
                                                      --------------
            RAILROADS (0.4%)
     9,345  Burlington Northern
             Santa Fe Corp.                                  302,311
     5,387  CSX Corp.                                        193,609
     9,828  Norfolk Southern Corp.                           232,432
     6,424  Union Pacific Corp.                              446,340
                                                      --------------
                                                           1,174,692
                                                      --------------
            REAL ESTATE INVESTMENT
            TRUSTS (0.4%)
     2,372  Apartment Investment &
             Management Co. (Class A)                         81,834
    10,063  Equity Office Properties Trust                   288,305
     6,934  Equity Residential                               204,622
     4,606  Plum Creek Timber Co., Inc.                      140,253
     4,529  ProLogis Trust                                   145,336
     4,816  Simon Property Group, Inc.                       223,173
                                                      --------------
                                                           1,083,523
                                                      --------------
            RECREATIONAL PRODUCTS (0.3%)
     2,304  Brunswick Corp.                                   73,336
     7,498  Electronic Arts Inc.*                            358,254
     4,392  Hasbro, Inc.                                      93,462
    10,821  Mattel, Inc.                                     208,521
                                                      --------------
                                                             733,573
                                                      --------------
            REGIONAL BANKS (1.6%)
     8,837  AmSouth Bancorporation                           216,507
     5,604  Charter One Financial, Inc.                      193,618
    14,324  Fifth Third Bancorp                              846,548
     3,159  First Tennessee National Corp.                   139,312

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                                       129

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
     5,700  Marshall & Ilsley Corp.                   $      218,025
     3,818  North Fork Bancorporation,
             Inc.                                            154,514
     5,547  Northern Trust Corp.                             257,492
     5,592  Regions Financial Corp.                          208,022
     7,596  Synovus Financial Corp.                          219,676
    48,551  U.S. Bancorp                                   1,445,849
     4,747  Union Planters Corp.                             149,483
     2,262  Zions Bancorporation                             138,728
                                                      --------------
                                                           4,187,774
                                                      --------------
            RESTAURANTS (0.6%)
     4,150  Darden Restaurants, Inc.                          87,316
    31,948  McDonald's Corp.                                 793,269
     9,845  Starbucks Corp.*                                 325,476
     2,868  Wendy's International, Inc.                      112,540
     7,405  Yum! Brands, Inc.*                               254,732
                                                      --------------
                                                           1,573,333
                                                      --------------
            SAVINGS BANKS (0.5%)
     3,824  Golden West Financial Corp.                      394,599
    22,639  Washington Mutual, Inc.                          908,277
                                                      --------------
                                                           1,302,876
                                                      --------------
            SEMICONDUCTORS (3.5%)
     8,775  Advanced Micro Devices,
             Inc.*                                           130,748
     9,534  Altera Corp.*                                    216,422
     9,246  Analog Devices, Inc.                             422,080
     7,728  Applied Micro Circuits Corp.*                     46,213
     7,623  Broadcom Corp. (Class A)*                        259,868
   164,427  Intel Corp.                                    5,294,549
     7,864  Linear Technology Corp.                          330,838
     9,542  LSI Logic Corp.*                                  84,638
     8,272  Maxim Integrated
             Products, Inc.                                  411,946
    15,371  Micron Technology, Inc.*                         207,047
     4,667  National Semiconductor
             Corp.*                                          183,926
     4,082  NVIDIA Corp.*                                     94,907
     4,349  PMC - Sierra, Inc.*                               87,632
    43,564  Texas Instruments Inc.                         1,279,910
     8,618  Xilinx, Inc.*                                    333,861
                                                      --------------
                                                           9,384,585
                                                      --------------
            SERVICES TO THE HEALTH
            INDUSTRY (0.3%)
     1,977  Express Scripts, Inc.
             (Class A)*                               $      131,332
     6,028  IMS Health Inc.                                  149,856
     6,804  Medco Health Solutions Inc.*                     231,268
     2,617  Quest Diagnostics Inc.*                          191,329
                                                      --------------
                                                             703,785
                                                      --------------
            SPECIALTY INSURANCE (0.2%)
     2,690  Ambac Financial Group, Inc.                      186,659
     3,628  MBIA Inc.                                        214,886
     2,478  MGIC Investment Corp.                            141,097
                                                      --------------
                                                             542,642
                                                      --------------
            SPECIALTY STORES (0.5%)
     6,924  AutoNation, Inc.*                                127,194
     2,234  AutoZone, Inc.*                                  190,359
     7,454  Bed Bath & Beyond Inc.*                          323,131
     7,883  Office Depot, Inc.*                              131,725
    12,464  Staples, Inc.*                                   340,267
     3,691  Tiffany & Co.                                    166,833
     5,374  Toys 'R' Us, Inc.*                                67,927
                                                      --------------
                                                           1,347,436
                                                      --------------
            SPECIALTY
            TELECOMMUNICATIONS (0.1%)
     3,630  CenturyTel, Inc.                                 118,411
     7,160  Citizens Communications Co.*                      88,927
    44,513  Qwest Communications
             International, Inc.*                            192,296
                                                      --------------
                                                             399,634
                                                      --------------
            STEEL (0.1%)
     2,030  Allegheny Technologies Inc.                       26,837
     1,971  Nucor Corp.                                      110,376
     2,600  United States Steel Corp.                         91,052
     2,167  Worthington Industries, Inc.                      39,071
                                                      --------------
                                                             267,336
                                                      --------------
            TELECOMMUNICATION
            EQUIPMENT (1.1%)
    20,260  ADC Telecommunications, Inc.*                     60,172
     3,865  Andrew Corp.*                                     44,486

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
    11,927  CIENA Corp.*                              $       79,195
     4,854  Comverse Technology, Inc.*                        85,382
    33,473  Corning Inc.*                                    349,123
   105,562  Lucent Technologies Inc.*                        299,796
    58,596  Motorola, Inc.                                   824,446
    20,140  QUALCOMM Inc.                                  1,086,150
    10,503  Tellabs, Inc.*                                    88,540
                                                      --------------
                                                           2,917,290
                                                      --------------
            TELECOMMUNICATIONS (1.1%)
    19,883  AT&T Corp.                                       403,625
    69,515  Verizon Communications Inc.                    2,438,586
                                                      --------------
                                                           2,842,211
                                                      --------------
            TOBACCO (1.1%)
    51,130  Altria Group, Inc.                             2,782,495
     2,130  R. J. Reynolds Tobacco
             Holdings, Inc.                                  123,860
     4,175  UST, Inc.                                        149,006
                                                      --------------
                                                           3,055,361
                                                      --------------
            TOOLS/HARDWARE (0.1%)
     1,957  Black & Decker Corp.                              96,519
     1,467  Snap-On, Inc.                                     47,296
     2,040  Stanley Works (The)                               77,255
                                                      --------------
                                                             221,070
                                                      --------------
            TRUCKS/CONSTRUCTION/
            FARM MACHINERY (0.6%)
     8,741  Caterpillar Inc.                                 725,678
     1,065  Cummins Inc.                                      52,121
     6,041  Deere & Co.                                      392,967
     1,729  Navistar International Corp.*                     82,802
     2,937  PACCAR, Inc.                                     249,997
                                                      --------------
                                                           1,503,565
                                                      --------------
            WHOLESALE DISTRIBUTORS (0.1%)
     4,379  Genuine Parts Co.                                145,383
     2,297  Grainger (W.W.), Inc.                            108,855
                                                      --------------
                                                             254,238
                                                      --------------
            WIRELESS
            TELECOMMUNICATIONS (0.5%)
    68,330  AT&T Wireless Services Inc.*              $      545,957
    27,678  Nextel Communications, Inc.
             (Class A)*                                      776,645
    26,055  Sprint Corp. (PCS Group)*                        146,429
                                                      --------------
                                                           1,469,031
                                                      --------------
             TOTAL COMMON STOCKS
              (COST $268,925,420)                        258,950,081
                                                      --------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
            SHORT-TERM INVESTMENTS (a) (3.4%)
            U.S. GOVERNMENT AGENCY
$    9,200  Federal Home Loan Banks
             0.75% due 01/02/04
             (COST $9,199,808)                             9,199,808
TOTAL INVESTMENTS
 (COST $278,125,228) (b)(c)                    99.7%     268,149,889
OTHER ASSETS IN EXCESS OF
 LIABILITIES                                    0.3          761,130
                                              -----   --------------
NET ASSETS                                    100.0%  $  268,911,019
                                              =====   ==============

     *    NON-INCOME PRODUCING SECURITY.
     ** A PORTION OF THIS SECURITY IS PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
     (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
     (b) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $5,998,305 IN CONNECTION WITH OPEN FUTURES CONTRACTS.
     (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $278,529,748. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $31,115,239 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $41,495,098, RESULTING IN NET UNREALIZED DEPRECIATION OF $10,379,859.

                        SEE NOTES TO FINANCIAL STATEMENTS

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2003:

NUMBER OF                             DESCRIPTION, DELIVERY           UNDERLYING FACE        UNREALIZED
CONTRACTS        LONG/SHORT              MONTH, AND YEAR              AMOUNT AT VALUE       APPRECIATION
--------------------------------------------------------------------------------------------------------
   63               Long            S&P 500 Index E-Mini March 2004    $ 3,498,390           $  85,458
   20               Long            S&P 500 Index March 2004             5,553,000             210,090
                                                                                             ---------
      Total unrealized appreciation                                                          $ 295,548
                                                                                             =========

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            COMMON AND PREFERRED STOCKS (99.1%)
            AUSTRALIA (0.7%)
            AIRLINES
    96,249  Qantas Airways Ltd.                       $      238,001
                                                      --------------
            FINLAND (2.0%)
            PULP & PAPER
    22,084  Stora Enso Oyj
             (Registered Shares)                             296,802
                                                      --------------
            TELECOMMUNICATION EQUIPMENT
    23,240  Nokia Oyj                                        400,952
                                                      --------------
            TOTAL FINLAND                                    697,754
                                                      --------------
            FRANCE (3.5%)
            ELECTRICAL PRODUCTS
     4,363  Schneider Electric S.A.                          284,952
                                                      --------------
            INTEGRATED OIL
     2,773  Total S.A (France)                               514,359
                                                      --------------
            MAJOR BANKS
     4,183  BNP Paribas S.A.                                 262,773
                                                      --------------
            SEMICONDUCTORS
     6,103  STMicroelectronics NV                            165,120
                                                      --------------
            TOTAL FRANCE                                   1,227,204
                                                      --------------
            GERMANY (6.7%)
            AIRLINES
     7,180  Deutsche Lufthansa AG*                           119,718
                                                      --------------
            CHEMICALS: MAJOR DIVERSIFIED
     5,628  BASF AG                                          315,728
                                                      --------------
            ELECTRIC UTILITIES
     5,016  E. ON AG                                         326,590
                                                      --------------
            INDUSTRIAL CONGLOMERATES
     3,865  Siemens AG                                       308,846
                                                      --------------
            MAJOR BANKS
     3,267  Deutsche Bank AG
             (Registered Shares)                             270,105
                                                      --------------
            MAJOR TELECOMMUNICATIONS
    15,095  Deutsche Telekom AG
             (Registered Shares)*                            275,625
                                                      --------------
            MOTOR VEHICLES
       481  Porsche AG (Pref.)                        $      284,801
     3,667  Volkswagen AG                                    203,733
                                                      --------------
                                                             488,534
                                                      --------------
            PACKAGED SOFTWARE
     1,340  SAP AG                                           224,525
                                                      --------------
            TOTAL GERMANY                                  2,329,671
                                                      --------------
            HONG KONG (0.5%)
            REAL ESTATE DEVELOPMENT
    20,000  Sun Hung Kai Properties Ltd.                     165,501
                                                      --------------
            ITALY (0.8%)
            MAJOR BANKS
    49,912  UniCredito Italiano SpA                          268,824
                                                      --------------
            JAPAN (12.3%)
            AUTO PARTS: O.E.M.
     6,900  Denso Corporation                                135,546
                                                      --------------
            BROADCASTING
        34  Fuji Television Network, Inc.                    183,596
                                                      --------------
            CHEMICALS: SPECIALTY
     8,000  Shin-Etsu Chemical Co., Ltd.                     326,227
                                                      --------------
            COMMERCIAL PRINTING/FORMS
    15,000  Dai Nippon Printing Co., Ltd.                    210,176
                                                      --------------
            ELECTRONIC COMPONENTS
     3,100  TDK Corp.                                        222,810
                                                      --------------
            ELECTRONIC EQUIPMENT/
            INSTRUMENTS
    31,000  Matsushita Electric Industrial
             Co., Ltd.                                       427,725
                                                      --------------
            ELECTRONIC PRODUCTION
            EQUIPMENT
     2,400  Tokyo Electron Ltd.                              181,882
                                                      --------------
            HOUSEHOLD/PERSONAL CARE
     8,000  Kao Corp.                                        162,368
                                                      --------------
            INDUSTRIAL MACHINERY
     3,700  Fanuc Ltd.                                       221,153
     1,800  SMC Corporation                                  223,555
                                                      --------------
                                                             444,708
                                                      --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            INVESTMENT BANKS/BROKERS
    75,000  Daiwa Securities Group Inc.               $      509,031
                                                      --------------
            MAJOR BANKS
    54,000  Sumitomo Trust & Banking
             Co., Ltd. (The)                                 316,730
                                                      --------------
            PHARMACEUTICALS: MAJOR
     4,200  Takeda Chemical Industries,
             Ltd.                                            166,186
                                                      --------------
            PROPERTY - CASUALTY INSURERS
        20  Millea Holdings, Inc.                            260,683
                                                      --------------
            REAL ESTATE DEVELOPMENT
    39,000  Mitsubishi Estate Co., Ltd.                      368,904
                                                      --------------
            WIRELESS TELECOMMUNICATIONS
       161  NTT DoCoMo, Inc.                                 364,240
                                                      --------------
            TOTAL JAPAN                                    4,280,812
                                                      --------------
            NETHERLANDS (4.6%)
            FOOD: MAJOR DIVERSIFIED
     2,370  Unilever NV
             (Share Certificates)                            154,638
                                                      --------------
            INDUSTRIAL CONGLOMERATES
    20,734  Koninklijke (Royal) Philips
             Electronics NV                                  604,022
                                                      --------------
            INTEGRATED OIL
    10,803  Royal Dutch Petroleum Co.                        568,250
                                                      --------------
            PUBLISHING: BOOKS/MAGAZINES
    18,450  Wolters Kluwer NV                                287,897
                                                      --------------
            TOTAL NETHERLANDS                              1,614,807
                                                      --------------
            NORWAY (1.1%)
            MAJOR TELECOMMUNICATIONS
    61,916  Telenor ASA                                      403,637
                                                      --------------
            SPAIN (0.4%)
            MISCELLANEOUS COMMERCIAL SERVICES
    20,454  Amadeus Global Travel
             Distribution S.A. (A Shares)                    132,557
                                                      --------------
            SWITZERLAND (5.1%)
            CHEMICALS: AGRICULTURAL
     4,308  Syngenta AG                               $      289,284
                                                      --------------
            FINANCIAL CONGLOMERATES
     6,567  UBS AG (Registered Shares)                       448,388
                                                      --------------
            FOOD: MAJOR DIVERSIFIED
     1,910  Nestle S.A.
             (Registered Shares)                             475,768
                                                      --------------
            OTHER CONSUMER SPECIALTIES
     7,662  Compagnie Financiere
             Richemont AG (Series A)                         183,443
                                                      --------------
            PHARMACEUTICALS: MAJOR
     8,398  Novartis AG
             (Registered Shares)                             380,127
                                                      --------------
            TOTAL SWITZERLAND                              1,777,010
                                                      --------------
            UNITED KINGDOM (9.6%)
            ADVERTISING/MARKETING SERVICES
    18,034  WPP Group PLC                                    176,625
                                                      --------------
            CABLE/SATELLITE TV
    22,988  British Sky Broadcasting
             Group PLC*                                      288,563
                                                      --------------
            ELECTRIC UTILITIES
    47,508  National Grid Transco PLC                        339,533
                                                      --------------
            FOOD RETAIL
       355  Tesco PLC                                          1,634
                                                      --------------
            FOOD: SPECIALTY/CANDY
    30,987  Cadbury Schweppes PLC                            226,993
                                                      --------------
            HOTELS/RESORTS/CRUISELINES
    19,603  InterContinental Hotels
             Group PLC                                       185,166
                                                      --------------
            INVESTMENT MANAGERS
    45,126  Amvescap PLC                                     326,941
                                                      --------------
            LIFE/HEALTH INSURANCE
    26,592  Prudential PLC                                   224,237
                                                      --------------
            MAJOR BANKS
    29,185  Barclays PLC                                     259,652
    18,968  HSBC Holdings PLC                                297,372

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
     5,566  Royal Bank of Scotland
             Group PLC                                $      163,590
                                                      --------------
                                                             720,614
                                                      --------------
            MAJOR TELECOMMUNICATIONS
    54,871  BT Group PLC                                     184,443
                                                      --------------
            PHARMACEUTICALS: MAJOR
    29,485  GlaxoSmithKline PLC                              673,900
                                                      --------------
            TOTAL UNITED KINGDOM                           3,348,649
                                                      --------------
            UNITED STATES (51.8%)
            AEROSPACE & DEFENSE
     9,107  Boeing Co.                                       383,769
                                                      --------------
            AIR FREIGHT/COURIERS
     5,510  FedEx Corp.                                      371,925
                                                      --------------
            ALUMINUM
     8,569  Alcoa, Inc.                                      325,622
                                                      --------------
            BIOTECHNOLOGY
     8,144  Amgen Inc.*                                      503,299
                                                      --------------
            CHEMICALS: MAJOR DIVERSIFIED
     6,655  Du Pont (E.I.) de Nemours &
             Co.                                             305,398
                                                      --------------
            COMPUTER COMMUNICATIONS
    15,547  Cisco Systems, Inc.*                             377,637
                                                      --------------
            DISCOUNT STORES
     6,773  Target Corp.                                     260,083
     2,833  Wal-Mart Stores, Inc.                            150,291
                                                      --------------
                                                             410,374
                                                      --------------
            ELECTRICAL PRODUCTS
     5,920  Emerson Electric Co.                             383,320
                                                      --------------
            ELECTRONIC COMPONENTS
    18,581  Flextronics International Ltd.*                  275,742
                                                      --------------
            ELECTRONIC EQUIPMENT/
            INSTRUMENTS
    38,091  Xerox Corp.*                                     525,656
                                                      --------------
            ELECTRONIC PRODUCTION
            EQUIPMENT
    19,696  Applied Materials, Inc.*                         442,175
                                                      --------------
            FINANCE/RENTAL/LEASING
     4,784  Fannie Mae                                $      359,087
                                                      --------------
            FINANCIAL CONGLOMERATES
    16,197  Citigroup Inc.                                   786,202
    13,610  J.P. Morgan Chase & Co.                          499,895
                                                      --------------
                                                           1,286,097
                                                      --------------
            HOME IMPROVEMENT CHAINS
     8,900  Home Depot, Inc. (The)                           315,861
                                                      --------------
            HOUSEHOLD/PERSONAL CARE
     4,271  Procter & Gamble Co. (The)                       426,587
                                                      --------------
            INDUSTRIAL CONGLOMERATES
    20,343  General Electric Co.                             630,226
                                                      --------------
            INDUSTRIAL MACHINERY
     3,504  Parker-Hannifin Corp.                            208,488
                                                      --------------
            INFORMATION TECHNOLOGY
            SERVICES
     5,478  International Business
             Machines Corp.                                  507,701
                                                      --------------
            INSURANCE BROKERS/SERVICES
     7,746  Marsh & McLennan
             Companies, Inc.                                 370,956
     5,384  Willis Group Holdings Ltd.                       183,433
                                                      --------------
                                                             554,389
                                                      --------------
            INTEGRATED OIL
    13,604  Exxon Mobil Corp.                                557,764
                                                      --------------
            INTERNET RETAIL
     6,570  InterActiveCorp*                                 222,920
                                                      --------------
            INTERNET SOFTWARE/SERVICES
    13,126  Check Point Software
             Technologies Ltd.*                              220,779
                                                      --------------
            INVESTMENT MANAGERS
    10,600  Janus Capital Group, Inc.                        173,946
    10,388  Mellon Financial Corp.                           333,559
                                                      --------------
                                                             507,505
                                                      --------------
            INVESTMENT TRUSTS/MUTUAL FUNDS
     2,322  I Shares MSCI EAFE Index                         316,976
     3,744  SPDR Trust Series 1                              416,745
                                                      --------------
                                                             733,721
                                                      --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            MAJOR BANKS
    5,386   Bank of America Corp.                     $      433,196
                                                      --------------
            MANAGED HEALTH CARE
    2,830   Aetna, Inc.                                      191,251
    2,773   Anthem, Inc.*                                    207,975
                                                      --------------
                                                             399,226
                                                      --------------
            MEDIA CONGLOMERATES
   17,570   Disney (Walt) Co. (The)                          409,908
   10,726   Viacom Inc. (Class B)
             (Non-Voting)                                    476,020
                                                      --------------
                                                             885,928
                                                      --------------
            MOTOR VEHICLES
   13,166   Ford Motor Co.                                   210,656
                                                      --------------
            MULTI-LINE INSURANCE
    5,174   American International
             Group, Inc.                                     342,933
                                                      --------------
            OILFIELD SERVICES/EQUIPMENT
    4,459   Schlumberger Ltd.                                243,997
                                                      --------------
            PACKAGED SOFTWARE
   31,076   Microsoft Corp.                                  855,833
   24,819   Oracle Corp.*                                    327,611
                                                      --------------
                                                           1,183,444
                                                      --------------
            PHARMACEUTICALS: MAJOR
    5,935   Johnson & Johnson                                306,602
   33,285   Pfizer Inc.                                    1,175,959
    5,293   Schering-Plough Corp.                             92,045
                                                      --------------
                                                           1,574,606
                                                      --------------
            PROPERTY - CASUALTY INSURERS
   18,668   Travelers Property Casualty
             Corp. (Class B)                                 316,796
                                                      --------------
            SEMICONDUCTORS
   13,309   Intel Corp.                                      428,550
    4,403   Maxim Integrated
             Products, Inc.                                  219,269
                                                      --------------
                                                             647,819
                                                      --------------
            SPECIALTY STORES
   14,435   Office Depot, Inc.*                              241,209
                                                      --------------
            TELECOMMUNICATION EQUIPMENT
   26,971   Motorola, Inc.                            $      379,482
                                                      --------------
            TELECOMMUNICATIONS
    5,872   Verizon Communications Inc.                      205,990
                                                      --------------
            TOBACCO
    3,535   Altria Group, Inc.                               192,375
                                                      --------------
            TOTAL UNITED STATES                           18,093,699
                                                      --------------
            TOTAL COMMON AND
            PREFERRED STOCKS
             (COST $31,521,811)                           34,578,126
                                                      --------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
            SHORT-TERM INVESTMENT (2.1%)
            REPURCHASE AGREEMENT
$      733  The Bank of New York
             0.813% due 01/02/04
             (dated 12/31/03; proceeds
             $733,894) (a)
             (COST $733,861)                                 733,861
TOTAL INVESTMENTS
 (COST $32,255,672) (b)                       101.2%      35,311,987
LIABILITIES IN EXCESS OF OTHER
  ASSETS                                       (1.2)        (405,994)
                                              -----   --------------
NET ASSETS                                    100.0%  $   34,905,993
                                              =====   ==============

     *    NON-INCOME PRODUCING SECURITY.
     (a) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOC. ADJUSTABLE RATE MORTGAGE 4.205% DUE 07/01/33 VALUED AT $748,538.
     (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $32,262,127. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $4,662,010 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,612,150, RESULTING IN NET UNREALIZED APPRECIATION OF $3,049,860.

                        SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2003:

                                                                                UNREALIZED
    CONTRACTS                  IN EXCHANGE              DELIVERY               APPRECIATION
   TO DELIVER                      FOR                    DATE                (DEPRECIATION)
--------------------------------------------------------------------------------------------
$        325,585             NOK  2,185,000             01/05/04               $   1,809
$        495,586             JPY 53,000,000             01/05/04                  (2,074)
$        714,216             EUR    570,000             01/05/04                   2,968
$        322,400             EUR    260,000             01/05/04                   4,736
$          3,804             AUD      5,066             01/05/04                       4
$         38,407             EUR     30,464             01/05/04                     (70)
$          1,505             SEK     10,836             01/05/04                       0
NOK    2,185,000             $      326,825             01/05/04                    (568)
JPY   53,000,000             $      491,182             01/05/04                  (2,331)
JPY   54,193,141             GBP    290,000             01/05/04                  12,998
JPY    1,764,112             $       16,502             01/05/04                      78
EUR      830,000             $    1,005,487             01/05/04                 (38,833)
EUR      413,817             CAD    645,000             01/05/04                 (23,063)
EUR      273,513             CAD    430,000             01/05/04                 (12,399)
AUD      462,048             CHF    430,000             01/05/04                    (383)
CHF      430,000             AUD    456,982             01/05/04                  (3,422)
CHF      430,000             SEK  2,492,151             01/05/04                    (458)
GBP      290,000             JPY 55,190,451             01/05/04                  (3,712)
CAD    1,075,000             EUR    655,739             01/05/04                  (4,285)
SEK    2,502,987             CHF    430,000             01/05/04                  (1,047)
EUR      416,695             AUD    700,000             02/05/04                     (31)
EUR      410,000             GBP    289,152             02/05/04                    (558)
EUR      100,000             SEK    908,140             02/05/04                     251
CHF      854,152             CAD    900,000             02/05/04                   4,209
NOK    1,153,711             CAD    225,000             02/05/04                     664
NOK    1,150,000             SEK  1,241,616             02/05/04                     121
JPY  110,000,000             $    1,029,355             02/05/04                   4,097
                                                                               ---------
      Net unrealized depreciation                                              $ (61,299)
                                                                               =========

CURRENCY ABBREVIATIONS:
AUD   Australian Dollar.
GBP   British Pound.
CAD   Canadian Dollar.
EUR   Euro.
JPY   Japanese Yen.
NOK   Norwegian Krone.
SEK   Swedish Krona.
CHF   Swiss Franc.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
SUMMARY OF INVESTMENTS - DECEMBER 31, 2003

                                                                       PERCENT OF
INDUSTRY                                                VALUE          NET ASSETS
-----------------------------------------------------------------------------------
Advertising/Marketing
  Services                                          $      176,625             0.5%
Aerospace & Defense                                        383,769             1.1
Air Freight/Couriers                                       371,925             1.1
Airlines                                                   357,719             1.0
Aluminum                                                   325,622             0.9
Auto Parts: O.E.M                                          135,546             0.4
Biotechnology                                              503,299             1.4
Broadcasting                                               183,596             0.5
Cable/Satellite TV                                         288,563             0.8
Chemicals: Agricultural                                    289,284             0.8
Chemicals: Major Diversified                               621,126             1.8
Chemicals: Specialty                                       326,227             0.9
Commercial Printing/Forms                                  210,176             0.6
Computer Communications                                    377,637             1.1
Discount Stores                                            410,374             1.2
Electric Utilities                                         666,123             1.9
Electrical Products                                        668,272             1.9
Electronic Components                                      498,552             1.4
Electronic Equipment/
  Instruments                                              953,381             2.7
Electronic Production
  Equipment                                                624,058             1.8
Finance/Rental/Leasing                                     359,087             1.0
Financial Conglomerates                                  1,734,485             5.0
Food Retail                                                  1,634             0.0
Food: Major Diversified                                    630,406             1.8
Food: Specialty/Candy                                      226,993             0.7
Home Improvement Chains                                    315,861             0.9
Hotels/Resorts/Cruiselines                                 185,166             0.5
Household/Personal Care                                    588,956             1.7
Industrial Conglomerates                                 1,543,094             4.4
Industrial Machinery                                       653,195             1.9
Information Technology
  Services                                                 507,701             1.5
Insurance Brokers/Services                                 554,389             1.6
Integrated Oil                                           1,640,372             4.7
Internet Retail                                            222,920             0.6
Internet Software/Services                                 220,779             0.6
Investment Banks/Brokers                            $      509,031             1.5%
Investment Managers                                        834,446             2.4
Investment Trusts/
  Mutual Funds                                             733,721             2.1
Life/Health Insurance                                      224,237             0.7
Major Banks                                              2,272,242             6.5
Major Telecommunications                                   863,705             2.5
Managed Health Care                                        399,226             1.2
Media Conglomerates                                        885,928             2.5
Miscellaneous Commercial
  Services                                                 132,557             0.4
Motor Vehicles                                             699,190             2.0
Multi-Line Insurance                                       342,933             1.0
Oilfield Services/Equipment                                243,996             0.7
Other Consumer Specialties                                 183,443             0.5
Packaged Software                                        1,407,969             4.0
Pharmaceuticals: Major                                   2,794,819             8.0
Property - Casualty Insurers                               577,479             1.7
Publishing: Books/Magazines                                287,897             0.8
Pulp & Paper                                               296,803             0.9
Real Estate Development                                    534,405             1.5
Semiconductors                                             812,939             2.3
Specialty Stores                                           241,209             0.7
Telecommunication Equipment                                780,434             2.2
Telecommunications                                         205,990             0.6
Tobacco                                                    192,375             0.6
Wireless Telecommunications                                364,240             1.1
Repurchase Agreement                                       733,861             2.1
                                                    --------------           -----
                                                    $   35,311,987           101.2%
                                                    ==============           =====

TYPE OF INVESTMENT
----------------------------------------------------------------------------------
Common Stocks                                       $   34,293,325            98.3%
Preferred Stock                                            284,801             0.8
Short-Term Investment                                      733,861             2.1
                                                    --------------           -----
                                                    $   35,311,987           101.2%
                                                    ==============           =====

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            COMMON STOCKS (97.6%)
            ADVERTISING/MARKETING
            SERVICES (0.5%)
     4,000  Omnicom Group, Inc.                       $      349,320
                                                      --------------
            AGRICULTURAL COMMODITIES/
            MILLING (0.3%)
    13,700  Archer-Daniels-Midland Co.                       208,514
                                                      --------------
            ALUMINUM (0.5%)
     3,600  Alcan Inc. (Canada)                              169,020
     4,000  Alcoa, Inc.                                      152,000
                                                      --------------
                                                             321,020
                                                      --------------
            APPAREL/FOOTWEAR (1.0%)
    18,500  Coach, Inc.*                                     698,375
                                                      --------------
            APPAREL/FOOTWEAR RETAIL (1.2%)
    13,300  Chico's FAS, Inc.*                               491,435
    11,800  Hot Topic, Inc.*                                 347,628
                                                      --------------
                                                             839,063
                                                      --------------
            AUTO PARTS: O.E.M. (0.6%)
     4,000  Eaton Corp.                                      431,920
                                                      --------------
            BEVERAGES: NON-ALCOHOLIC (0.7%)
     4,000  Coca-Cola Co. (The)                              203,000
    10,200  Cott Corp. (Canada)*                             285,702
                                                      --------------
                                                             488,702
                                                      --------------
            BIOTECHNOLOGY (1.6%)
     5,400  Amgen Inc.*                                      333,720
     2,500  Chiron Corp.*                                    142,475
     4,600  Gilead Sciences, Inc.*                           267,444
     2,500  Neurocrine Biosciences, Inc.*                    136,350
     7,800  NPS Pharmaceuticals, Inc.*                       239,772
                                                      --------------
                                                           1,119,761
                                                      --------------
            BROADCASTING (1.8%)
     8,100  Cumulus Media, Inc. (Class A)*                   178,200
    17,000  Radio One, Inc. (Class A)*                       332,350
    14,100  Univision Communications Inc.
             (Class A)*                                      559,629
     4,300  Westwood One, Inc.*                              147,103
                                                      --------------
                                                           1,217,282
                                                      --------------
            BUILDING PRODUCTS (0.4%)
     2,600  American Standard
             Companies, Inc.*                         $      261,820
                                                      --------------
            CASINO/GAMING (1.7%)
     9,800  GTECH Holdings Corp.                             485,002
     9,900  International Game Technology                    353,430
    11,800  Wynn Resorts, Ltd.*                              330,518
                                                      --------------
                                                           1,168,950
                                                      --------------
            CHEMICALS: AGRICULTURAL (0.2%)
     8,600  Agrium Inc. (Canada)                             141,556
                                                      --------------
            CHEMICALS: SPECIALTY (0.8%)
    13,700  Praxair, Inc.                                    523,340
                                                      --------------
            COMPUTER
            COMMUNICATIONS (2.9%)
    81,900  Cisco Systems, Inc.*                           1,989,351
                                                      --------------
            COMPUTER PERIPHERALS (1.7%)
    38,400  EMC Corp.*                                       496,128
    10,600  Zebra Technologies Corp.
             (Class A)*                                      703,522
                                                      --------------
                                                           1,199,650
                                                      --------------
            COMPUTER PROCESSING
            HARDWARE (1.7%)
    25,100  Dell Inc.*                                       852,396
    14,300  Hewlett-Packard Co.                              328,471
                                                      --------------
                                                           1,180,867
                                                      --------------
            CONTAINERS/PACKAGING (0.3%)
    12,500  Smurfit-Stone Container Corp.*                   232,125
                                                      --------------
            DATA PROCESSING SERVICES (1.5%)
     7,000  CheckFree Corp.*                                 193,550
    22,700  Paychex, Inc.                                    844,440
                                                      --------------
                                                           1,037,990
                                                      --------------
            ELECTRICAL PRODUCTS (2.5%)
     7,100  Cooper Industries Ltd. (Class A)                 411,303
     5,300  Emerson Electric Co.                             343,175
    13,800  Energizer Holdings, Inc.*                        518,328
    10,800  Hubbell, Inc. (Class B)                          476,280
                                                      --------------
                                                           1,749,086
                                                      --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            ELECTRONIC EQUIPMENT/
            INSTRUMENTS (1.0%)
    19,900  Rockwell Automation, Inc.                 $      708,440
                                                      --------------
            ELECTRONIC PRODUCTION
            EQUIPMENT (0.9%)
    15,600  Applied Materials, Inc.*                         350,220
    13,500  ASML Holding N.V.
             (Netherlands)*                                  270,675
                                                      --------------
                                                             620,895
                                                      --------------
            ELECTRONICS/APPLIANCES (0.3%)
     3,000  Harman International
             Industries, Inc.                                221,940
                                                      --------------
            FINANCE/RENTAL/LEASING (0.6%)
    17,300  MBNA Corp.                                       429,905
                                                      --------------
            FINANCIAL
            CONGLOMERATES (2.1%)
    25,200  Citigroup Inc.                                 1,223,208
     2,800  UBS AG (ADR) (Switzerland)                       190,372
                                                      --------------
                                                           1,413,580
                                                      --------------
            FOOD DISTRIBUTORS (0.4%)
     7,900  SYSCO Corp.                                      294,117
                                                      --------------
            HOME FURNISHINGS (0.4%)
    15,600  Tempur-Pedic International*                      241,800
                                                      --------------
            HOME IMPROVEMENT
            CHAINS (0.5%)
     5,600  Lowe's Companies, Inc.                           310,184
                                                      --------------
            HOSPITAL/NURSING
            MANAGEMENT (0.3%)
     6,200  Manor Care, Inc.                                 214,334
                                                      --------------
            HOTELS/RESORTS/
            CRUISELINES (1.1%)
     9,200  Hilton Hotels Corp.                              157,596
     3,000  Marriott International, Inc.
             (Class A)                                       138,600
     5,500  Royal Caribbean Cruises Ltd.
             (Liberia)                                       191,345
     8,400  Starwood Hotels & Resorts
             Worldwide, Inc.                          $      302,148
                                                      --------------
                                                             789,689
                                                      --------------
            HOUSEHOLD/PERSONAL
            CARE (0.8%)
     2,200  Avon Products, Inc.                              148,478
     4,000  Procter & Gamble Co. (The)                       399,520
                                                      --------------
                                                             547,998
                                                      --------------
            INDUSTRIAL CONGLOMERATES (0.9%)
     9,100  Ingersoll-Rand Co. Ltd. (Class A)
             (Bermuda)                                       617,708
                                                      --------------
            INDUSTRIAL MACHINERY (0.8%)
     1,800  Illinois Tool Works Inc.                         151,038
     6,300  Parker-Hannifin Corp.                            374,850
                                                      --------------
                                                             525,888
                                                      --------------
            INDUSTRIAL SPECIALTIES (1.0%)
     7,900  Ecolab Inc.                                      216,223
     3,100  Minerals Technologies, Inc.                      183,675
     5,900  Nitto Denko Corp. (Japan)                        313,099
                                                      --------------
                                                             712,997
                                                      --------------
            INFORMATION TECHNOLOGY
            SERVICES (1.5%)
    14,600  Accenture Ltd. (Class A)
             (Bermuda)*                                      384,272
     5,000  Anteon International Corp.*                      180,250
     4,500  Cognizant Technology
             Solutions Corp.*                                205,380
    11,600  PeopleSoft, Inc.*                                264,480
                                                      --------------
                                                           1,034,382
                                                      --------------
            INTEGRATED OIL (2.0%)
    10,400  BP PLC (ADR) (United Kingdom)                    513,240
     8,100  Murphy Oil Corp.                                 529,011
     3,954  Total S.A (ADR) (France)                         366,710
                                                      --------------
                                                           1,408,961
                                                      --------------
            INTERNET RETAIL (0.9%)
     5,600  Amazon.com, Inc.*                                294,784
    10,200  InterActiveCorp*                                 346,086
                                                      --------------
                                                             640,870
                                                      --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            INTERNET SOFTWARE/
            SERVICES (1.9%)
     3,700  MicroStrategy Inc. (Class A)*             $      194,176
    24,500  Yahoo! Inc.*                                   1,106,665
                                                      --------------
                                                           1,300,841
                                                      --------------
            INVESTMENT BANKS/
            BROKERS (2.7%)
     6,100  Goldman Sachs
             Group, Inc. (The)                               602,253
     4,500  Legg Mason, Inc.                                 347,310
     6,400  Lehman Brothers Holdings Inc.                    494,208
     7,100  Merrill Lynch & Co., Inc.                        416,415
                                                      --------------
                                                           1,860,186
                                                      --------------
            INVESTMENT MANAGERS (1.5%)
    14,400  Franklin Resources, Inc.                         749,664
     6,400  Price (T.) Rowe Group, Inc.                      303,424
                                                      --------------
                                                           1,053,088
                                                      --------------
            MAJOR BANKS (1.0%)
    11,900  Wells Fargo & Co.                                700,791
                                                      --------------
            MANAGED HEALTH CARE (3.4%)
     6,500  Anthem, Inc.*                                    487,500
    10,200  Caremark Rx, Inc.*                               258,366
     8,500  PacifiCare Health
             Systems, Inc.*                                  574,600
    10,800  UnitedHealth Group Inc.                          628,344
     3,700  WellPoint Health
             Networks, Inc.*                                 358,863
                                                      --------------
                                                           2,307,673
                                                      --------------
            MEDIA CONGLOMERATES (2.1%)
    21,900  Disney (Walt) Co. (The)                          510,927
    22,850  News Corp., Ltd. (Australia)                     205,917
    13,538  News Corporation Ltd. (The)
             (ADR) (Australia)                               488,704
    11,900  Time Warner Inc.*                                214,081
                                                      --------------
                                                           1,419,629
                                                      --------------
            MEDICAL SPECIALTIES (5.3%)
     4,800  Alcon, Inc. (Switzerland)                        290,592
    14,700  Boston Scientific Corp.*                         540,372
    17,500  Guidant Corp.                             $    1,053,500
     3,500  Medtronic, Inc.                                  170,135
    11,400  St. Jude Medical, Inc.*                          699,390
     4,000  Varian Medical Systems, Inc.*                    276,400
     8,700  Zimmer Holdings, Inc.*                           612,480
                                                      --------------
                                                           3,642,869
                                                      --------------
            METAL FABRICATIONS (0.5%)
    12,600  Chicago Bridge & Iron
             Company N.V. (Netherlands)                      364,140
                                                      --------------
            MISCELLANEOUS
            MANUFACTURING (0.5%)
     4,000  Danaher Corp.                                    367,000
                                                      --------------
            OIL & GAS PRODUCTION (1.3%)
     5,945  Apache Corp.                                     482,139
     3,100  EOG Resources, Inc.                              143,127
     5,400  Pogo Producing Co.                               260,820
                                                      --------------
                                                             886,086
                                                      --------------
            OILFIELD SERVICES/
            EQUIPMENT (1.5%)
     5,100  Schlumberger Ltd.                                279,072
    17,600  Smith International, Inc.*                       730,752
                                                      --------------
                                                           1,009,824
                                                      --------------
            OTHER CONSUMER
            SERVICES (1.5%)
     7,000  Apollo Group, Inc. (Class A)*                    476,000
     5,900  eBay Inc.*                                       381,081
     3,200  ITT Educational Services, Inc.*                  150,304
                                                      --------------
                                                           1,007,385
                                                      --------------
            OTHER METALS/MINERALS (2.2%)
     5,000  Companhia Vale do Rio Doce
             S.A. (Class A) (ADR) (Brazil)                   257,550
    11,300  Inco Ltd. (Canada)*                              449,966
     7,500  Phelps Dodge Corp.*                              570,675
     2,400  Rio Tinto PLC (ADR)
             (United Kingdom)                                267,144
                                                      --------------
                                                           1,545,335
                                                      --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            PACKAGED SOFTWARE (9.4%)
    10,900  Autodesk, Inc.                            $      267,922
    18,300  FileNET Corp.*                                   495,564
     5,400  Intuit Inc.*                                     285,714
    15,600  Mercury Interactive Corp.*                       758,784
    69,300  Microsoft Corp.                                1,908,522
    34,100  Novell, Inc.*                                    358,732
    10,700  Oracle Corp.*                                    141,240
    37,100  Red Hat, Inc.*                                   696,367
    17,700  SAP AG (ADR) (Germany)                           735,612
    14,500  Symantec Corp.*                                  502,425
     8,200  VERITAS Software Corp.*                          304,712
                                                      --------------
                                                           6,455,594
                                                      --------------
            PERSONNEL SERVICES (1.5%)
    11,400  Manpower, Inc.                                   536,712
    21,400  Robert Half International, Inc.*                 499,476
                                                      --------------
                                                           1,036,188
                                                      --------------
            PHARMACEUTICALS: GENERIC
            DRUGS (0.6%)
     8,700  Watson Pharmaceuticals, Inc.*                    400,200
                                                      --------------
            PHARMACEUTICALS: MAJOR (1.3%)
    24,900  Pfizer Inc.                                      879,717
                                                      --------------
            PHARMACEUTICALS: OTHER (0.9%)
     7,400  Forest Laboratories, Inc.*                       457,320
     2,300  Teva Pharmaceutical Industries
             Ltd. (ADR) (Israel)                             130,433
                                                      --------------
                                                             587,753
                                                      --------------
            PRECIOUS METALS (3.6%)
     7,700  Freeport-McMoRan Copper &
             Gold, Inc. (Class B)                            324,401
    22,900  Glamis Gold Ltd. (Canada)*                       392,048
    11,900  Goldcorp Inc. (Canada)                           189,805
    32,700  Newmont Mining Corp.                           1,589,547
                                                      --------------
                                                           2,495,801
                                                      --------------
            PROPERTY - CASUALTY
            INSURERS (0.4%)
       100  Berkshire Hathaway, Inc.
             (Class B)*                                      281,500
                                                      --------------
            PULP & PAPER (0.2%)
     4,800  Georgia-Pacific Corp.                     $      147,216
                                                      --------------
            RESTAURANTS (1.4%)
     7,800  Applebee's International, Inc.                   306,306
    10,300  Starbucks Corp.*                                 340,518
     8,600  Wendy's International, Inc.                      337,464
                                                      --------------
                                                             984,288
                                                      --------------
            SEMICONDUCTORS (5.8%)
    12,200  Cypress Semiconductor
             Corp.*                                          260,592
    12,400  Fairchild Semiconductor
             Corp. (Class A)*                                309,628
    50,400  Intel Corp.                                    1,622,880
     3,300  Linear Technology Corp.                          138,831
     8,700  Marvell Technology Group
             Ltd. (Bermuda)*                                 329,991
     3,800  Maxim Integrated Products, Inc.                  189,240
     5,950  Microchip Technology Inc.                        198,492
    15,100  PMC - Sierra, Inc.*                              304,265
     8,500  STMicroelectronics N.V.
             (Netherlands)                                   229,585
    13,300  Texas Instruments Inc.                           390,755
                                                      --------------
                                                           3,974,259
                                                      --------------
            SERVICES TO THE HEALTH
            INDUSTRY (1.2%)
    12,800  Medco Health Solutions Inc.*                     435,072
     9,400  Omnicare, Inc.                                   379,666
                                                      --------------
                                                             814,738
                                                      --------------
            SPECIALTY STORES (2.5%)
    12,800  PETSMART, Inc.                                   304,640
    23,400  Staples, Inc.*                                   638,820
     9,400  Tiffany & Co.                                    424,880
    11,200  Tuesday Morning Corp.*                           338,800
                                                      --------------
                                                           1,707,140
                                                      --------------
            TELECOMMUNICATION
            EQUIPMENT (1.1%)
    29,100  Alcatel SA (ADR) (France)*                       373,935

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
     7,100  QUALCOMM Inc.                             $      382,903
                                                      --------------
                                                             756,838
                                                      --------------
            TOBACCO (0.4%)
     5,200  R. J. Reynolds Tobacco
             Holdings, Inc.                                  302,380
                                                      --------------
            TRUCKING (0.2%)
     4,000  Landstar System, Inc.*                           152,160
                                                      --------------
            TRUCKS/CONSTRUCTION/FARM
            MACHINERY (2.3%)
     6,300  Deere & Co.                                      409,815
    22,100  Joy Global Inc.                                  577,915
    12,100  Navistar International Corp.*                    579,469
                                                      --------------
                                                           1,567,199
                                                      --------------
            WIRELESS
            TELECOMMUNICATIONS (2.0%)
     3,700  AO VimpelCom (Sponsored
             ADR)*                                           271,950
    13,300  Nextel Communications, Inc.
             (Class A)*                                      373,198
    28,500  Vodafone Group PLC (ADR)
             (United Kingdom)                                713,640
                                                      --------------
                                                           1,358,788
                                                      --------------
            TOTAL COMMON STOCKS
             (COST $56,217,147)                           67,258,986
                                                      --------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                  VALUE
--------------------------------------------------------------------
            SHORT-TERM INVESTMENT (a) (3.8%)
            REPURCHASE AGREEMENT
$    2,618  The Bank of New York 0.813%
             due 01/02/04 (dated
             12/31/03; proceeds
             $2,617,661)
             (COST $2,617,543)                        $    2,617,543
TOTAL INVESTMENTS
 (COST $58,834,690) (b)                       101.4%      69,876,529
LIABILITIES IN EXCESS OF OTHER
 ASSETS                                        (1.4)        (993,774)
                                              -----   ---------------
NET ASSETS                                    100.0%  $   68,882,755
                                              =====   ===============

     ADR  AMERICAN DEPOSITORY RECEIPT.
     *    NON-INCOME PRODUCING SECURITY.
     (a) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOC. ADJUSTABLE RATE MORTGAGE 4.205% DUE 07/01/33 VALUED AT $2,669,894.
     (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $59,399,330. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $10,705,819 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $228,620, RESULTING IN NET UNREALIZED APPRECIATION OF $10,477,199.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Information Fund
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            COMMON STOCKS (96.7%)
            BIOTECHNOLOGY (2.5%)
     4,800  Chiron Corp.*                             $      273,552
     2,000  Genentech, Inc.*                                 187,140
                                                      --------------
                                                             460,692
                                                      --------------
            COMPUTER
            COMMUNICATIONS (7.0%)
    22,500  3Com Corp.*                                      183,825
    19,000  Avaya Inc.*                                      245,860
    16,000  Cisco Systems, Inc.*                             388,640
     8,000  Emulex Corp.*                                    213,440
     7,000  Juniper Networks, Inc.*                          130,760
     5,000  NetScreen Technologies, Inc.*                    123,750
                                                      --------------
                                                           1,286,275
                                                      --------------
            COMPUTER PERIPHERALS (4.0%)
    12,000  EMC Corp.*                                       155,040
    13,000  Network Appliance, Inc.*                         266,890
     3,000  Seagate Technology (ADR)
             (Cayman Islands)                                 56,700
     4,000  Zebra Technologies Corp.
             (Class A)*                                      265,480
                                                      --------------
                                                             744,110
                                                      --------------
            COMPUTER PROCESSING
            HARDWARE (1.9%)
    10,500  Dell Inc.*                                       356,580
                                                      --------------
            DATA PROCESSING
            SERVICES (3.5%)
     6,000  Automatic Data
             Processing, Inc.                                237,660
     6,000  Computer Sciences Corp.*                         265,380
     3,500  First Data Corp.                                 143,815
                                                      --------------
                                                             646,855
                                                      --------------
            ELECTRONIC COMPONENTS (5.2%)
     8,000  Celestica, Inc.*                                 120,560
     8,000  Flextronics International Ltd.
             (Singapore)*                                    118,720
     5,000  Jabil Circuit, Inc.*                             141,500
     4,000  QLogic Corp.*                                    206,400
     4,000  SanDisk Corp.*                                   244,560
    10,000  Sanmina-SCI Corp.*                        $      126,100
                                                      --------------
                                                             957,840
                                                      --------------
            ELECTRONIC DISTRIBUTORS (0.8%)
     2,500  CDW Corp.                                        144,400
                                                      --------------
            ELECTRONIC EQUIPMENT/
            INSTRUMENTS (4.4%)
    10,100  Agilent Technologies, Inc.*                      295,324
    10,000  AU Optronics Corp. (Taiwan)                      119,200
     5,500  Nam Tai Electronics, Inc.
             (Hong Kong)                                     154,440
     5,000  Symbol Technologies, Inc.                         84,450
     2,000  Tektronix, Inc.                                   63,200
     4,500  Unova, Inc.*                                     103,275
                                                      --------------
                                                             819,889
                                                      --------------
            ELECTRONIC PRODUCTION
            EQUIPMENT (15.4%)
    11,000  Amkor Technology, Inc.*                          200,310
     8,300  Applied Materials, Inc.*                         186,335
    14,700  ASE Test Ltd. (Singapore)*                       220,059
    20,000  ASML Holding N.V.
             (Netherlands)*                                  401,000
     4,200  ATMI, Inc.*                                       97,188
    10,000  Chippac Inc. (Class A)*                           75,900
    15,300  Helix Technology Corp.                           314,874
     5,000  KLA-Tencor Corp.*                                293,350
     7,900  Lam Research Corp.*                              255,170
    10,700  MKS Instruments, Inc.*                           310,300
     6,300  Novellus Systems, Inc.*                          264,915
     2,900  Tokyo Electron Ltd. (Japan)                      219,775
                                                      --------------
                                                           2,839,176
                                                      --------------
            INFORMATION TECHNOLOGY
             SERVICES (5.8%)
     8,000  Accenture Ltd. (Class A)
            (Bermuda)*                                       210,560
     2,000  Amdocs Ltd.*                                      44,960
     9,000  Anteon International Corp.*                      324,450
     1,300  International Business
             Machines Corp.                                  120,484

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
     3,000  JDA Software Group, Inc.*                 $       49,530
     5,700  PeopleSoft, Inc.*                                129,960
     3,000  Syntel, Inc.                                      74,130
     8,000  Unisys Corp.*                                    118,800
                                                      --------------
                                                           1,072,874
                                                      --------------
            INTERNET RETAIL (1.5%)
     8,000  InterActiveCorp*                                 271,440
                                                      --------------
            INTERNET SOFTWARE/
            SERVICES (3.6%)
    12,000  BEA Systems, Inc.*                               147,600
     5,000  Siebel Systems, Inc.*                             69,350
    13,500  United Online, Inc.*                             226,665
     5,000  VeriSign, Inc.*                                   81,500
     3,000  Yahoo! Inc.*                                     135,510
                                                      --------------
                                                             660,625
                                                      --------------
            PACKAGED SOFTWARE (14.5%)
     5,000  Adobe Systems, Inc.                              196,500
     6,000  Autodesk, Inc.                                   147,480
     5,000  Cognos, Inc. (Canada)*                           153,100
     4,000  Informatica Corp.*                                41,200
     5,000  Mercury Interactive Corp.*                       243,200
    15,000  Micromuse Inc.*                                  103,500
    15,000  Microsoft Corp.*                                 413,100
     1,500  Novell, Inc.*                                     15,780
    20,000  Oracle Corp.*                                    264,000
     6,000  Quest Software, Inc.*                             85,200
    24,500  Red Hat, Inc.*                                   459,865
     5,800  SAP AG (ADR) (Germany)                           241,048
     6,000  Symantec Corp.*                                  207,900
     3,000  VERITAS Software Corp.*                          111,480
                                                      --------------
                                                           2,683,353
                                                      --------------
            RECREATIONAL PRODUCTS (2.5%)
     4,000  Electronic Arts Inc.*                            191,120
    10,500  Leapfrog Enterprises, Inc.
             (Class A)*                                      278,565
                                                      --------------
                                                             469,685
                                                      --------------
            SEMICONDUCTORS (16.2%)
    20,000  Advanced Micro Devices, Inc.*             $      298,000
    50,000  Agere Systems Inc.
             (Class A)*                                      152,500
     5,000  Altera Corp.*                                    113,500
     6,200  Analog Devices, Inc.                             283,030
     3,000  Broadcom Corp. (Class A)*                        102,270
     5,000  Intel Corp.                                      161,000
     2,000  Linear Technology Corp.                           84,140
    12,800  Marvell Technology Group Ltd.
             (Bermuda)*                                      485,504
     6,000  Maxim Integrated
               Products, Inc.                                298,800
     6,000  National Semiconductor
             Corp.*                                          236,460
    12,000  RF Micro Devices, Inc.*                          120,600
     2,000  Silicon Laboratories Inc.*                        86,440
    31,900  Siliconware Precision
             Industries Co. (ADR)
             (Taiwan)*                                       164,285
    15,000  Taiwan Semiconductor
             Manufacturing Co. Ltd.
             (ADR) (Taiwan)*                                 153,600
     3,000  Texas Instruments Inc.                            88,140
     4,000  Xilinx, Inc.*                                    154,960
                                                      --------------
                                                           2,983,229
                                                      --------------
            TELECOMMUNICATION
            EQUIPMENT (6.3%)
     6,300  Alcatel SA (ADR) (France)*                        80,955
    10,000  Corning Inc.*                                    104,300
    10,000  Harmonic, Inc.*                                   72,500
     5,600  Harris Corp.                                     212,520
     6,100  Nokia Corp. (ADR) (Finland)                      103,700
    51,000  Nortel Networks Corp.
             (Canada)*                                       215,730
     7,000  QUALCOMM Inc.                                    377,510
                                                      --------------
                                                           1,167,215
                                                      --------------

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                                       145

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
            WIRELESS
            TELECOMMUNICATIONS (1.6%)
     5,000  China Mobile (ADR) (Hong Kong)
             Limited (Hong Kong)                      $       77,650
     3,000  NII Holdings, Inc. (Class B)*                    223,890
                                                      --------------
                                                             301,540
                                                      --------------
            TOTAL COMMON STOCKS
             (COST $15,186,203)                           17,865,778
                                                      --------------
TOTAL INVESTMENTS
 (COST $15,186,203) (a)                        96.7%      17,865,778
OTHER ASSETS IN EXCESS OF
 LIABILITIES                                    3.3          612,529
                                              -----   --------------
NET ASSETS                                    100.0%  $   18,478,307
                                              =====   ==============


     ADR  AMERICAN DEPOSITORY RECEIPT.
     *    NON-INCOME PRODUCING SECURITY.
     (a) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $15,568,256. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,497,068 AN THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $199,546, RESULTING IN NET UNREALIZED APPRECIATION OF $2,297,522.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

 NUMBER OF
  SHARES                                                                                                          VALUE
----------------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS (70.5%)
              AEROSPACE & DEFENSE (1.5%)
      73,000  Northrop Grumman Corp.                                                                          $    6,978,800
                                                                                                              --------------
              AGRICULTURAL COMMODITIES/MILLING (1.4%)
     447,800  Archer-Daniels-Midland Co.                                                                           6,815,516
                                                                                                              --------------
              APPAREL/FOOTWEAR RETAIL (2.3%)
     305,700  Gap, Inc. (The)                                                                                      7,095,297
     140,000  Ross Stores, Inc.                                                                                    3,700,200
                                                                                                              --------------
                                                                                                                  10,795,497
                                                                                                              --------------
              BEVERAGES: NON-ALCOHOLIC (1.1%)
     104,600  Coca-Cola Co. (The)                                                                                  5,308,450
                                                                                                              --------------
              BIOTECHNOLOGY (3.0%)
     177,970  Applera Corp. - Celera Genomics Group*                                                               2,475,563
     105,000  Celgene Corp.*                                                                                       4,727,100
      50,230  Cephalon, Inc.*                                                                                      2,431,634
      78,700  Gilead Sciences, Inc.*                                                                               4,575,618
                                                                                                              --------------
                                                                                                                  14,209,915
                                                                                                              --------------
              CHEMICALS: MAJOR DIVERSIFIED (1.1%)
     125,500  Dow Chemical Co. (The)                                                                               5,217,035
                                                                                                              --------------
              COMPUTER COMMUNICATIONS (1.2%)
     227,900  Cisco Systems, Inc.*                                                                                 5,535,691
                                                                                                              --------------
              COMPUTER PROCESSING HARDWARE (1.8%)
     191,900  Apple Computer, Inc.*                                                                                4,100,903
     126,030  Dell Inc.*                                                                                           4,279,979
                                                                                                              --------------
                                                                                                                   8,380,882
                                                                                                              --------------
              CONTAINERS/PACKAGING (0.2%)
      45,000  Smurfit-Stone Container Corp.*                                                                         835,650
                                                                                                              --------------
              CONTRACT DRILLING (0.8%)
     190,200  Diamond Offshore Drilling, Inc.                                                                      3,901,002
                                                                                                              --------------
              DISCOUNT STORES (1.3%)
     168,010  Costco Wholesale Corp.*                                                                              6,246,612
                                                                                                              --------------
              ELECTRIC UTILITIES (1.6%)
      71,280  Cinergy Corp.                                                                                        2,766,377
     161,500  Southern Co. (The)                                                                                   4,885,375
                                                                                                              --------------
                                                                                                                   7,651,752
                                                                                                              --------------
              ELECTRICAL PRODUCTS (1.4%)
     104,430  Emerson Electric Co.                                                                                 6,761,842
                                                                                                              --------------
              ELECTRONIC COMPONENTS (0.7%)
     235,800  Flextronics International Ltd.* (Singapore)                                                          3,499,272
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                                                          VALUE
----------------------------------------------------------------------------------------------------------------------------
              ELECTRONIC PRODUCTION EQUIPMENT (0.8%)
     167,100  Applied Materials, Inc.*                                                                        $    3,751,395
                                                                                                              --------------
              ENVIRONMENTAL SERVICES (1.6%)
     265,200  Waste Management, Inc.                                                                               7,849,920
                                                                                                              --------------
              FINANCIAL CONGLOMERATES (4.3%)
     135,700  American Express Co.                                                                                 6,544,811
     146,400  Citigroup Inc.                                                                                       7,106,256
     189,200  J.P. Morgan Chase & Co.                                                                              6,949,316
                                                                                                              --------------
                                                                                                                  20,600,383
                                                                                                              --------------
              FOOD: MAJOR DIVERSIFIED (0.9%)
     107,700  Kellogg Co.                                                                                          4,101,216
                                                                                                              --------------
              FOOD: MEAT/FISH/DAIRY (1.4%)
     207,475  Dean Foods Co.*                                                                                      6,819,703
                                                                                                              --------------
              INDUSTRIAL CONGLOMERATES (1.5%)
     237,000  General Electric Co.                                                                                 7,342,260
                                                                                                              --------------
              INFORMATION TECHNOLOGY SERVICES (2.0%)
     184,300  Accenture Ltd. (Class A) (Bermuda)*                                                                  4,850,776
      51,770  International Business Machines Corp.                                                                4,798,043
                                                                                                              --------------
                                                                                                                   9,648,819
                                                                                                              --------------
              INTEGRATED OIL (1.6%)
      77,500  BP PLC (ADR) (United Kingdom)                                                                        3,824,625
      89,700  Exxon Mobil Corp.                                                                                    3,677,700
                                                                                                              --------------
                                                                                                                   7,502,325
                                                                                                              --------------
              INTERNET RETAIL (1.3%)
     119,040  Amazon.com, Inc.*                                                                                    6,266,266
                                                                                                              --------------
              INVESTMENT BANKS/BROKERS (0.9%)
     190,000  eSPEED, Inc (Class A)*                                                                               4,447,900
                                                                                                              --------------
              MAJOR BANKS (2.1%)
      61,000  Bank of America Corp.                                                                                4,906,230
      84,000  Wells Fargo & Co.                                                                                    4,946,760
                                                                                                              --------------
                                                                                                                   9,852,990
                                                                                                              --------------
              MAJOR TELECOMMUNICATIONS (1.5%)
     132,900  SBC Communications, Inc.                                                                             3,464,703
     114,200  Verizon Communications Inc.                                                                          4,006,136
                                                                                                              --------------
                                                                                                                   7,470,839
                                                                                                              --------------
              MANAGED HEALTH CARE (0.7%)
      74,400  Oxford Health Plans, Inc.*                                                                           3,236,400
                                                                                                              --------------
              MEDIA CONGLOMERATES (0.7%)
     195,800  Time Warner Inc.*                                                                                    3,522,442
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                                                          VALUE
----------------------------------------------------------------------------------------------------------------------------
              MEDICAL SPECIALTIES (1.4%)
      85,200  Bard (C.R.), Inc.                                                                               $    6,922,500
                                                                                                              --------------
              MOTOR VEHICLES (1.5%)
     311,950  Honda Motor Co., Ltd. (ADR) (Japan)                                                                  7,018,875
                                                                                                              --------------
              MULTI-LINE INSURANCE (1.3%)
      90,960  American International Group, Inc.                                                                   6,028,829
                                                                                                              --------------
              OIL & GAS PRODUCTION (1.4%)
     117,600  Burlington Resources, Inc.                                                                           6,512,688
                                                                                                              --------------
              OILFIELD SERVICES/EQUIPMENT (2.3%)
     241,550  Halliburton Co.                                                                                      6,280,300
     120,100  Smith International, Inc.*                                                                           4,986,552
                                                                                                              --------------
                                                                                                                  11,266,852
                                                                                                              --------------
              PACKAGED SOFTWARE (1.8%)
     151,540  Microsoft Corp.*                                                                                     4,173,412
     330,400  Oracle Corp.*                                                                                        4,361,280
                                                                                                              --------------
                                                                                                                   8,534,692
                                                                                                              --------------
              PHARMACEUTICALS: MAJOR (3.6%)
      74,000  Lilly (Eli) & Co.                                                                                    5,204,420
     213,260  Pfizer Inc.                                                                                          7,534,476
     101,870  Wyeth                                                                                                4,324,381
                                                                                                              --------------
                                                                                                                  17,063,277
                                                                                                              --------------
              PRECIOUS METALS (1.6%)
      77,700  Newmont Mining Corp.                                                                                 3,776,997
     216,500  Placer Dome Inc. (Canada)                                                                            3,877,515
                                                                                                              --------------
                                                                                                                   7,654,512
                                                                                                              --------------
              PROPERTY - CASUALTY INSURERS (2.9%)
     129,800  ACE Ltd. (Bermuda)                                                                                   5,376,316
      98,300  Allstate Corp. (The) (Note 4)                                                                        4,228,866
     259,833  Travelers Property Casualty Corp. (Class B)                                                          4,409,366
                                                                                                              --------------
                                                                                                                  14,014,548
                                                                                                              --------------
              PULP & PAPER (0.1%)
      60,700  Abitibi-Consolidated Inc. (Canada)                                                                     492,277
                                                                                                              --------------
              RAILROADS (1.4%)
      54,600  Burlington Northern Santa Fe Corp.                                                                   1,766,310
     140,000  CSX Corp.                                                                                            5,031,600
                                                                                                              --------------
                                                                                                                   6,797,910
                                                                                                              --------------
              SEMICONDUCTORS (2.1%)
     121,660  Intel Corp.                                                                                          3,917,452
     260,700  Micron Technology, Inc.*                                                                             3,511,629

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                                                          VALUE
----------------------------------------------------------------------------------------------------------------------------
     256,500  Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) (Taiwan)*                                     $    2,626,560
                                                                                                              --------------
                                                                                                                  10,055,641
                                                                                                              --------------
              SPECIALTY STORES (1.3%)
     139,600  Bed Bath & Beyond Inc.*                                                                              6,051,660
                                                                                                              --------------
              STEEL (1.4%)
      61,900  Nucor Corp.                                                                                          3,466,400
      91,900  United States Steel Corp.                                                                            3,218,338
                                                                                                              --------------
                                                                                                                   6,684,738
                                                                                                              --------------
              TELECOMMUNICATION EQUIPMENT (2.1%)
     365,820  Motorola, Inc.                                                                                       5,147,087
     301,400  Nokia Corp. (ADR)                                                                                    5,123,800
                                                                                                              --------------
                                                                                                                  10,270,887
                                                                                                              --------------
              TRUCKS/CONSTRUCTION/FARM MACHINERY (1.7%)
      98,300  Caterpillar Inc.                                                                                     8,160,866
                                                                                                              --------------
              WHOLESALE DISTRIBUTORS (1.5%)
     170,000  Fisher Scientific International, Inc.*                                                               7,032,900
                                                                                                              --------------
              WIRELESS TELECOMMUNICATIONS (0.4%)
      73,000  Nextel Communications, Inc. (Class A)*                                                               2,048,380
                                                                                                              --------------
              TOTAL COMMON STOCKS
               (COST $252,276,343)                                                                               337,162,806
                                                                                                              --------------

 PRINCIPAL
 AMOUNT IN                                                                    COUPON          MATURITY
 THOUSANDS                                                                     RATE             DATE
------------                                                                  ------          --------
              CORPORATE BONDS (6.2%)
              AEROSPACE & DEFENSE (0.2%)
$        165  Boeing Co.                                                       6.625%         02/15/38               173,552
          75  Goodrich Corp.                                                   7.625          12/15/12                86,795
          55  Lockheed Martin Corp.                                             7.75          05/01/26                66,272
          50  Lockheed Martin Corp.                                             8.50          12/01/29                65,718
         125  Raytheon Co.                                                      6.15          11/01/08               136,160
         380  Systems 2001 Asset Trust - 144A**                                6.664          09/15/13               420,436
                                                                                                              --------------
                                                                                                                     948,933
                                                                                                              --------------
              AIRLINES (0.3%)
         604  American West Airlines                                            7.10          04/02/21               640,340
         459  Continental Airlines, Inc.                                        6.90          01/02/18               453,609
         185  Southwest Airlines Co.                                           5.496          11/01/06               197,305
                                                                                                              --------------
                                                                                                                   1,291,254
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                    COUPON          MATURITY
 THOUSANDS                                                                     RATE             DATE              VALUE
----------------------------------------------------------------------------------------------------------------------------
              BEVERAGES: ALCOHOLIC (0.0%)
$        145  Miller Brewing Co. - 144A**                                         4.25%       08/15/08        $      147,086
                                                                                                              --------------
              BROADCASTING (0.0%)
         150  Clear Channel Communications, Inc.                                  7.65        09/15/10               175,863
                                                                                                              --------------
              CABLE/SATELLITE TV (0.1%)
          70  Comcast Cable Communications Inc.                                   6.75        01/30/11                78,038
         220  Comcast Corp.                                                       6.50        01/15/15               239,275
          25  Comcast Corp.                                                      7.625        02/15/08                28,153
         190  TCI Communications, Inc.                                           7.875        02/15/26               222,767
                                                                                                              --------------
                                                                                                                     568,233
                                                                                                              --------------
              CHEMICALS: MAJOR DIVERSIFIED (0.0%)
         105  ICI Wilmington Inc.                                                4.375        12/01/08               104,720
                                                                                                              --------------
              CONTAINERS/PACKAGING (0.0%)
         135  Sealed Air Corp - 144A**                                           5.625        07/15/13               138,398
                                                                                                              --------------
              DEPARTMENT STORES (0.1%)
         200  Federated Department Stores, Inc.                                   6.90        04/01/29               216,775
         275  May Department Stores Co., Inc.                                     5.95        11/01/08               298,651
          60  May Department Stores Co., Inc.                                     6.70        09/15/28                62,195
                                                                                                              --------------
                                                                                                                     577,621
                                                                                                              --------------
              DRUGSTORE CHAINS (0.1%)
         455  CVS Corp.                                                          5.625        03/15/06               486,832
          40  CVS Corp. - 144A**                                                 6.204        10/10/25                41,549
                                                                                                              --------------
                                                                                                                     528,381
                                                                                                              --------------
              ELECTRIC UTILITIES (0.4%)
          90  Appalachian Power Co. (Series H)                                    5.95        05/15/33                86,571
         200  Carolina Power & Light Co.                                         5.125        09/15/13               202,884
          90  Cincinnati Gas & Electric Co.                                       5.70        09/15/12                94,849
          70  Cincinnati Gas & Electric Co. (Series A)                            5.40        06/15/33                63,338
          80  Cincinnati Gas & Electric Co. (Series B)                           5.375        06/15/33                72,114
          70  Columbus Southern Power Co.                                         6.60        03/01/33                75,270
          25  Consolidated Natural Gas Co. (Series A)                             5.00        03/01/14                24,896
         125  Constellation Energy Group, Inc.                                    7.60        04/01/32               146,764
          55  Detroit Edison Co.                                                 6.125        10/01/10                60,423
          30  Detroit Edison Co.                                                  6.35        10/15/32                31,929
         130  Duke Energy Corp.                                                   4.50        04/01/10               132,792
          85  Entergy Gulf States, Inc. - 144A**                                  3.60        06/01/08                82,015
         130  Exelon Corp.                                                        6.75        05/01/11               145,454
          75  Ohio Power Co.                                                      6.60        02/15/33                80,757
         125  Public Service Electric & Gas Co.                                   5.00        01/01/13               126,305

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                    COUPON          MATURITY
 THOUSANDS                                                                     RATE             DATE              VALUE
----------------------------------------------------------------------------------------------------------------------------
$         60  South Carolina Electric & Gas Co.                                   5.30%       05/15/33        $       55,685
         115  TXU Energy Co.                                                      7.00        03/15/13               127,452
          25  Wisconsin Electric Power Co.                                       5.625        05/15/33                24,363
          45  Wisconsin Energy Corp.                                              6.20        04/01/33                44,983
                                                                                                              --------------
                                                                                                                   1,678,844
                                                                                                              --------------
              ELECTRICAL PRODUCTS (0.1%)
         215  Cooper Industries Inc. - 144A**                                     5.25        07/01/07               230,056
                                                                                                              --------------
              ENVIRONMENTAL SERVICES (0.0%)
         120  Waste Management, Inc.                                             6.875        05/15/09               134,286
                                                                                                              --------------
              FINANCE/RENTAL/LEASING (0.5%)
         290  American General Finance Corp.                                     5.875        07/14/06               313,132
         150  CIT Group Inc.                                                     2.875        09/29/06               150,497
         280  Countrywide Home Loans, Inc.                                        3.25        05/21/08               275,669
          55  Ford Motor Credit Co.                                               7.25        10/25/11                59,741
         310  Ford Motor Credit Co.                                              7.375        10/28/09               340,835
         170  Household Finance Corp.                                            4.125        12/15/08               171,677
         160  Household Finance Corp.                                            5.875        02/01/09               173,945
          75  Household Finance Corp.                                            6.375        10/15/11                82,717
         125  Household Finance Corp.                                             6.40        06/17/08               138,724
         115  Household Finance Corp.                                             6.75        05/15/11               129,651
          85  International Lease Finance Corp.                                   3.75        08/01/07                86,759
         340  MBNA Corp.                                                         6.125        03/01/13               365,724
         215  SLM Corp.                                                           5.00        10/01/13               214,039
                                                                                                              --------------
                                                                                                                   2,503,110
                                                                                                              --------------
              FINANCIAL CONGLOMERATES (0.9%)
         325  AXA Financial Inc.                                                  6.50        04/01/08               361,224
          55  Boeing Capital Corp.                                                6.10        03/01/11                59,449
          50  Boeing Capital Corp.                                                6.50        02/15/12                54,754
         360  Chase Manhattan Corp.                                               6.00        02/15/09               394,536
         105  Citicorp.                                                           6.75        08/15/05               113,306
         150  Citigroup Inc.                                                     5.625        08/27/12               158,618
         225  Citigroup Inc.                                                      5.75        05/10/06               242,285
         205  Citigroup Inc.                                                      6.00        02/21/12               224,377
          70  General Electric Capital Corp.                                      4.25        12/01/10                69,757
         380  General Electric Capital Corp.                                      6.75        03/15/32               422,104
         100  General Motors Acceptance Corp.                                     4.50        07/15/06               102,938
         275  General Motors Acceptance Corp.                                    6.875        09/15/11               296,655
         530  General Motors Acceptance Corp.                                     8.00        11/01/31               596,950
         495  Prudential Holdings, LLC (Series B) (FSA) - 144A**                 7.245        12/18/23               559,304

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                    COUPON          MATURITY
 THOUSANDS                                                                     RATE             DATE              VALUE
----------------------------------------------------------------------------------------------------------------------------
$        445  Prudential Holdings, LLC (Series C) - 144A**                       8.695%       12/18/23        $      550,915
                                                                                                              --------------
                                                                                                                   4,207,172
                                                                                                              --------------
              FOOD RETAIL (0.1%)
         120  Albertson's, Inc.                                                   7.50        02/15/11               137,756
         320  Kroger Co.                                                          6.80        04/01/11               358,655
                                                                                                              --------------
                                                                                                                     496,411
                                                                                                              --------------
              FOOD: MAJOR DIVERSIFIED (0.0%)
          40  Kraft Foods Inc.                                                   5.625        11/01/11                42,213
         145  Kraft Foods Inc.                                                    6.25        06/01/12               158,290
                                                                                                              --------------
                                                                                                                     200,503
                                                                                                              --------------
              FOREST PRODUCTS (0.1%)
          90  Weyerhaeuser Co.                                                    6.00        08/01/06                96,429
         340  Weyerhaeuser Co. - 144A**                                           6.75        03/15/12               371,508
                                                                                                              --------------
                                                                                                                     467,937
                                                                                                              --------------
              GAS DISTRIBUTORS (0.1%)
         170  Consolidated Natural Gas Co.                                        6.25        11/01/11               188,083
          93  Ras Laffan Natural Gas Co. Ltd. - 144A** (Qatar)                   7.628        09/15/06                98,995
         135  Ras Laffan Natural Gas Co. Ltd. - 144A** (Qatar)                   8.294        03/15/14               158,625
                                                                                                              --------------
                                                                                                                     445,703
                                                                                                              --------------
              HOME BUILDING (0.1%)
         110  Centex Corp.                                                       7.875        02/01/11               129,514
          90  Pulte Homes, Inc.                                                  6.375        05/15/33                87,891
                                                                                                              --------------
                                                                                                                     217,405
                                                                                                              --------------
              HOME FURNISHINGS (0.0%)
         115  Mohawk Industries Inc.                                              7.20        04/15/12               130,834
                                                                                                              --------------
              HOSPITAL/NURSING MANAGEMENT (0.2%)
         600  Manor Care, Inc.                                                    8.00        03/01/08               681,000
                                                                                                              --------------
              HOTELS/RESORTS/CRUISELINES (0.1%)
         170  Hyatt Equities LLC - 144A**                                        6.875        06/15/07               182,771
         315  Marriott International, Inc. (Series E)                             7.00        01/15/08               351,249
                                                                                                              --------------
                                                                                                                     534,020
                                                                                                              --------------
              INDUSTRIAL CONGLOMERATES (0.1%)
         225  Honeywell International, Inc.                                      6.125        11/01/11               247,800
         125  Hutchison Whampoa International Ltd. - 144A**
               (Virgin Islands)                                                   6.50        02/13/13               130,456
         100  Hutchison Whampoa International Ltd. - 144A**
               (Virgin Islands)                                                   5.45        11/24/10               101,604
                                                                                                              --------------
                                                                                                                     479,860
                                                                                                              --------------

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

 PRINCIPAL
 AMOUNT IN                                                                    COUPON          MATURITY
 THOUSANDS                                                                     RATE             DATE              VALUE
----------------------------------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY SERVICES (0.0%)
$         60  Electronic Data Systems Corp.                                      7.125%       10/15/09        $       64,141
         105  Electronic Data Systems Corp. (Series B)                            6.00        08/01/13               103,399
                                                                                                              --------------
                                                                                                                     167,540
                                                                                                              --------------
              INTEGRATED OIL (0.1%)
         275  Amerada Hess Corp.                                                 7.875        10/01/29               302,599
         310  Conoco Inc.                                                         6.95        04/15/29               352,664
                                                                                                              --------------
                                                                                                                     655,263
                                                                                                              --------------
              INVESTMENT BANKS/BROKERS (0.1%)
         115  Goldman Sachs Group Inc.                                            5.25        10/15/13               116,325
         210  Goldman Sachs Group Inc.                                            6.60        01/15/12               235,052
         185  Goldman Sachs Group Inc.                                           6.875        01/15/11               210,385
                                                                                                              --------------
                                                                                                                     561,762
                                                                                                              --------------
              LIFE/HEALTH INSURANCE (0.3%)
         400  American General Corp.                                              7.50        07/15/25               477,118
         300  Mantis Reef Ltd. - 144A** (Australia)                              4.692        11/14/08               301,886
         350  Nationwide Mutual Insurance Co. - 144A**                            8.25        12/01/31               421,883
         185  Nationwide Mutual Insurance Co. - 144A**                            7.50        02/15/24               190,268
                                                                                                              --------------
                                                                                                                   1,391,155
                                                                                                              --------------
              MAJOR BANKS (0.1%)
          75  Bank of New York (The)                                              5.20        07/01/07                80,412
         200  Bank One Corp.                                                      6.00        02/17/09               219,334
         185  Fleetboston Financial Corp.                                         7.25        09/15/05               201,252
                                                                                                              --------------
                                                                                                                     500,998
                                                                                                              --------------
              MAJOR TELECOMMUNICATIONS (0.3%)
         155  AT&T Corp.                                                          8.50        11/15/31               181,753
         235  Deutsche Telekom International Finance Corp.
               (Netherlands)                                                      8.75        06/15/30               301,268
         555  GTE Corp.                                                           6.94        04/15/28               584,401
         130  Telecom Italia Capital SpA- 144A** (Luxembourg)                     4.00        11/15/08               130,995
                                                                                                              --------------
                                                                                                                   1,198,417
                                                                                                              --------------
              MANAGED HEALTH CARE (0.2%)
         365  Aetna, Inc.                                                        7.875        03/01/11               432,103
          95  Cigna Corp.                                                        6.375        10/15/11               102,945
         150  Wellpoint Health Network, Inc.                                     6.375        06/15/06               163,641
                                                                                                              --------------
                                                                                                                     698,689
                                                                                                              --------------

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                                       154

 PRINCIPAL
 AMOUNT IN                                                                    COUPON          MATURITY
 THOUSANDS                                                                     RATE             DATE              VALUE
----------------------------------------------------------------------------------------------------------------------------
              MEDIA CONGLOMERATES (0.1%)
$        100  AOL Time Warner Inc.                                                7.70%       05/01/32        $      117,152
         105  Time Warner, Inc.                                                  6.625        05/15/29               108,308
                                                                                                              --------------
                                                                                                                     225,460
                                                                                                              --------------
              MOTOR VEHICLES (0.3%)
         275  DaimlerChrysler North American Holdings Co.                         7.30        01/15/12               306,669
         250  DaimlerChrysler North American Holdings Co.                         8.50        01/18/31               299,575
         575  Ford Motor Co.                                                      7.45        07/16/31               582,754
                                                                                                              --------------
                                                                                                                   1,188,998
                                                                                                              --------------
              MULTI-LINE INSURANCE (0.2%)
         175  AIG SunAmerica Global Finance VI - 144A**                           6.30        05/10/11               193,944
         500  Farmers Exchange Capital - 144A**                                   7.05        07/15/28               469,298
          25  Hartford Financial Services Group, Inc.                            2.375        06/01/06                24,889
         380  Hartford Financial Services Group, Inc.                             7.90        06/15/10               450,395
                                                                                                              --------------
                                                                                                                   1,138,526
                                                                                                              --------------
              OIL & GAS PIPELINES (0.0%)
          75  Texas Eastern Transmission, L.P.                                    7.00        07/15/32                83,250
                                                                                                              --------------
              OIL & GAS PRODUCTION (0.2%)
          45  Kerr-McGee Corp.                                                   5.875        09/15/06                48,320
          80  Kerr-McGee Corp.                                                   6.875        09/15/11                89,137
         130  Kerr-McGee Corp.                                                   7.875        09/15/31               148,110
         130  Nexen Inc. (Canada)                                                 5.05        11/20/13               128,471
          80  Pemex Project Funding Master Trust                                  8.00        11/15/11                89,800
         195  Pemex Project Funding Master Trust                                 8.625        02/01/22               216,938
         110  Pemex Project Funding Master Trust                                 9.125        10/13/10               131,175
          25  Petro-Canada (Canada)                                               4.00        07/15/13                23,136
         115  Petro-Canada (Canada)                                               5.35        07/15/33               103,228
                                                                                                              --------------
                                                                                                                     978,315
                                                                                                              --------------
              OIL REFINING/MARKETING (0.0%)
         115  Marathon Oil Corp.                                                  6.80        03/15/32               123,561
                                                                                                              --------------
              OTHER CONSUMER SERVICES (0.0%)
          40  Cendant Corp.                                                      7.125        03/15/15                45,256
         125  Cendant Corp.                                                      7.375        01/15/13               143,578
                                                                                                              --------------
                                                                                                                     188,834
                                                                                                              --------------
              OTHER METALS/MINERALS (0.1%)
         130  BHP Billiton Finance. (Australia)                                   4.80        04/15/13               130,573
         230  Inco Ltd. (Canada)                                                  7.20        09/15/32               252,225
          75  Inco Ltd. (Canada)                                                  7.75        05/15/12                87,630
                                                                                                              --------------
                                                                                                                     470,428
                                                                                                              --------------

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                                       155

 PRINCIPAL
 AMOUNT IN                                                                    COUPON          MATURITY
 THOUSANDS                                                                     RATE             DATE              VALUE
----------------------------------------------------------------------------------------------------------------------------
              PHARMACEUTICALS: MAJOR (0.0%)
$         90  Schering-Plough Corp.                                               5.30%       12/01/13        $       91,781
                                                                                                              --------------
              PUBLISHING: NEWSPAPERS (0.1%)
         445  News America Holdings, Inc.                                         7.75        12/01/45               528,001
                                                                                                              --------------
              PULP & PAPER (0.1%)
         160  International Paper Co.                                             4.25        01/15/09               160,836
         160  MeadWestVaco Corp.                                                  6.85        04/01/12               176,277
         100  Sappi Papier Holding AG - 144A** (Austria)                          6.75        06/15/12               109,527
                                                                                                              --------------
                                                                                                                     446,640
                                                                                                              --------------
              REAL ESTATE DEVELOPMENT (0.1%)
         389  World Financial Properties - 144A**                                 6.91        09/01/13               430,370
                                                                                                              --------------
              REAL ESTATE INVESTMENT TRUSTS (0.1%)
         260  EOP Operating LP                                                   6.763        06/15/07               288,190
          45  EOP Operating LP                                                    7.50        04/19/29                50,513
          40  Rouse Co. (The)                                                    5.375        11/26/13                39,866
         115  Simon Property Group LP                                            6.375        11/15/07               126,932
         145  Vornado Realty Trust                                               5.625        06/15/07               154,930
                                                                                                              --------------
                                                                                                                     660,431
                                                                                                              --------------
              SAVINGS BANKS (0.0%)
         165  Washington Mutual Bank                                              5.50        01/15/13               170,507
                                                                                                              --------------
              SERVICES TO THE HEALTH INDUSTRY (0.1%)
         185  Anthem Insurance - 144A**                                          9.125        04/01/10               232,858
                                                                                                              --------------
              TOBACCO (0.1%)
          95  Altria Group Inc.                                                   7.00        11/04/13               101,527
         140  Altria Group, Inc.                                                  7.75        01/15/27               151,476
                                                                                                              --------------
                                                                                                                     253,003
                                                                                                              --------------
              WIRELESS TELECOMMUNICATIONS (0.1%)
         185  AT&T Wireless -Services Inc.                                        8.75        03/01/31               229,066
                                                                                                              --------------
              TOTAL CORPORATE BONDS
               (COST $27,436,333)                                                                                 29,501,483
                                                                                                              --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                    COUPON          MATURITY
 THOUSANDS                                                                     RATE             DATE              VALUE
----------------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY & OBLIGATIONS (12.6%)
$        790  Federal Home Mortgage Corp.                                        5.125%       11/07/13        $      788,456
         625  U.S. Treasury Bond                                                 6.125        08/15/29               708,448
       2,450  U.S. Treasury Bond                                                 8.125        08/15/19             3,310,180
       3,100  U.S. Treasury Bond                                                 8.125        08/15/21             4,228,716
         500  U.S. Treasury Note                                                  3.50        11/15/06               516,973
      38,000  U.S. Treasury Note                                                 3.625        05/15/13            36,537,912
       3,750  U.S. Treasury Note                                                 3.875        02/15/13             3,672,071
         750  U.S. Treasury Note                                                  6.50        02/15/10               871,758
       2,900  U.S. Treasury Note                                                 6.625        05/15/07             3,283,006
       3,000  U.S. Treasury Note                                                  6.75        05/15/05             3,217,032
       2,950  U.S. Treasury Note                                                 7.875        11/15/04             3,119,743
                                                                                                              --------------
              TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS
               (COST $59,149,651)                                                                                 60,254,295
                                                                                                              --------------
              U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (5.3%)
              Federal Home Loan Mortgage Corp. Gold
       1,114                                                                      6.50  12/01/27 - 09/01/32        1,167,782
         233                                                                      7.50        08/01/32               249,955
         790                                                                      8.00  01/01/30 - 12/01/30          851,311
              Federal Home Loan Mortgage Corp.
         368                                                                      7.50  01/01/30 - 04/01/31          394,986
              Federal National Mortgage Assoc.
      11,200                                                                      6.50           ++               11,714,500
       2,600                                                                      7.00           ++                2,753,563
       1,812                                                                      7.00  10/01/27 - 01/01/33        1,919,381
       2,975                                                                      7.50  08/01/29 - 03/01/32        3,179,575
       2,974                                                                      8.00  11/01/29 - 06/01/31        3,208,558
                                                                                                              --------------
              TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
               (COST $25,158,522)                                                                                 25,439,611
                                                                                                              --------------
              ASSET-BACKED SECURITIES (0.5%)
              FINANCE/RENTAL/LEASING
         700  American Express Credit Account                                     5.53        10/15/08               748,961
         915  Chase Credit Card Master Trust                                      5.50        11/17/08               983,672
         600  Citibank Credit Issuance Trust                                      6.90        10/15/07               650,453
           5  Daimler Chrysler Auto Trust 2002-A                                  2.90        12/06/04                 5,273
         179  Harley-Davidson Motorcycle Trust 2002-1                             3.02        09/15/06               179,863
                                                                                                              --------------
              TOTAL ASSET-BACKED SECURITIES
               (COST $2,425,379)                                                                                   2,568,222
                                                                                                              --------------

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                                       157

 PRINCIPAL
 AMOUNT IN                                                                    COUPON          MATURITY
 THOUSANDS                                                                     RATE             DATE              VALUE
----------------------------------------------------------------------------------------------------------------------------
              FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
$        300  United Mexican States Corp. (Mexico)                                8.00%       09/24/22        $      328,950
         380  United Mexican States Corp. (Mexico)                                8.30        08/15/31               429,400
                                                                                                              --------------
              TOTAL FOREIGN GOVERNMENT OBLIGATIONS
               (COST $716,833)                                                                                       758,350
                                                                                                              --------------
              SHORT-TERM INVESTMENTS (a) (7.0%)
              U.S. GOVERNMENT AGENCY & OBLIGATIONS
      33,500  Federal Home Loan Bank                                              0.75        01/02/04            33,499,302
         100  U.S. Treasury Bills+                                               0.935        01/15/04                99,964
         150  U.S. Treasury Bills+                                                1.00        03/25/04               149,654
                                                                                                              --------------
              TOTAL SHORT -TERM INVESTMENTS
               (COST $33,748,916)                                                                                 33,748,920
                                                                                                              --------------
              TOTAL INVESTMENTS
               (COST $400,911,977) (b) (c)                                                     102.3%            489,433,687
              LIABILITIES IN EXCESS OF OTHER ASSETS                                             (2.3)            (11,142,509)
                                                                                               -----          --------------
              NET ASSETS                                                                       100.0%         $  478,291,178
                                                                                               =====          ==============

----------
     ADR  AMERICAN DEPOSITORY RECEIPT.
     FSA  FINANCIAL SECURITY ASSURANCE INC.
     *    NON-INCOME PRODUCING SECURITY.
     **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
     + THESE SECURITIES HAVE BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
     ++ SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
     (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
     (b) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $19,101,838 IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND OPEN FUTURES CONTRACTS.
     (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $401,925,043. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $91,451,736 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,943,092, RESULTING IN NET UNREALIZED APPRECIATION OF $87,508,644.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2003:

                                                                                         UNREALIZED
NUMBER OF                          DESCRIPTION/DELIVERY              UNDERLYING FACE    APPRECIATION
CONTRACTS    LONG/SHORT               MONTH, AND YEAR                AMOUNT AT VALUE   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
    5           Long       U.S. Treasury Bond 20 Year, March 2004    $       546,563   $        4,088
    2           Short      U.S. Treasury Notes 5 Year, March 2004           (223,250)          (1,209)
   35           Short      U.S. Treasury Notes 10 Year, March 2004        (3,929,297)         (29,206)
                                                                                       --------------
    Net unrealized depreciation                                                        $      (26,327)
                                                                                       ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been intentionally left blank.)

Morgan Stanley Variable Investment Series

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2003

                                                                                                   QUALITY
                                                                MONEY             LIMITED           INCOME             HIGH
                                                                MARKET           DURATION           PLUS              YIELD
                                                            --------------    --------------    --------------    --------------
ASSETS:
Investments in securities, at value*                        $  343,291,949    $  245,817,528    $  511,690,264    $   89,932,772
Cash                                                                11,354            94,662            42,965                --
Receivable for:
  Investments sold                                                      --           581,010           316,841                --
  Shares of beneficial interest sold                             3,254,102           330,326           385,732           352,001
  Dividends                                                             --                --                --                --
  Interest                                                          17,899         2,014,223         7,434,063         1,675,159
  Foreign withholding taxes reclaimed                                   --                --                --                --
  Variation margin                                                      --                --                --                --
Prepaid expenses and other assets                                    3,241             1,537             4,937             1,605
                                                            --------------    --------------    --------------    --------------
    TOTAL ASSETS                                               346,578,545       248,839,286       519,874,802        91,961,537
                                                            --------------    --------------    --------------    --------------
LIABILITIES:
Payable for:
  Investments purchased                                                 --        58,236,800        14,866,060           133,900
  Shares of beneficial interest repurchased                        763,154           216,027           362,480           209,796
  Variation margin                                                      --            55,563           138,750                --
  Distribution fee (Class Y)                                        20,727            28,061            31,538             7,674
  Investment management fee                                        154,972            77,103           228,380            40,747
Accrued expenses and other payables                                 53,368            33,219            62,749           101,089
                                                            --------------    --------------    --------------    --------------
    TOTAL LIABILITIES                                              992,221        58,646,773        15,689,957           493,206
                                                            --------------    --------------    --------------    --------------
    NET ASSETS                                              $  345,586,324    $  190,192,513    $  504,184,845    $   91,468,331
                                                            ==============    ==============    ==============    ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                             $  345,586,083    $  192,455,875    $  509,043,436    $  412,818,150
Accumulated undistributed net investment
  income (loss)                                                        241        (1,795,789)       (1,086,948)          400,451
Accumulated undistributed net realized
  gain (loss)                                                           --        (1,979,848)      (36,355,365)     (219,707,506)
Net unrealized appreciation (depreciation)                              --         1,512,275        32,583,722      (102,042,764)
                                                            --------------    --------------    --------------    --------------
    NET ASSETS                                              $  345,586,324    $  190,192,513    $  504,184,845    $   91,468,331
                                                            ==============    ==============    ==============    ==============
    *COST                                                   $  343,291,949    $  243,962,255    $  478,557,678    $  191,975,536
                                                            ==============    ==============    ==============    ==============
CLASS X SHARES:
Net Assets                                                  $  251,778,529    $   64,576,475    $  363,555,412    $   56,161,992
Shares Outstanding (unlimited authorized
  shares of $.01 par value)                                    251,778,320         6,448,325        33,897,580        47,667,624
    NET ASSET VALUE PER SHARE                               $         1.00    $        10.01    $        10.73    $         1.18
                                                            ==============    ==============    ==============    ==============
CLASS Y SHARES:
Net Assets                                                  $   93,807,795    $  125,616,038    $  140,629,433    $   35,306,339
Shares Outstanding (unlimited authorized
  shares of $.01 par value)                                     93,807,763        12,558,423        13,129,372        29,955,945
    NET ASSET VALUE PER SHARE                               $         1.00    $        10.00    $        10.71    $         1.18
                                                            ==============    ==============    ==============    ==============

----------
**   INCLUDES FOREIGN CASH OF $317, $258,874 AND $28,062, RESPECTIVELY.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                                      GLOBAL
                                                                                  INCOME           DIVIDEND          DIVIDEND
                                                               UTILITIES         BUILDER            GROWTH            GROWTH
                                                            --------------    --------------    --------------    --------------
ASSETS:
Investments in securities, at value*                        $  200,450,632    $   94,064,220    $  984,974,575    $  268,779,149
Cash                                                                10,149            67,950            84,012           290,708**
Receivable for:
  Investments sold                                               2,154,476           108,897                --            86,483
  Shares of beneficial interest sold                                38,392           103,320           285,743           270,432
  Dividends                                                        360,539           133,628         1,362,673           376,160
  Interest                                                         129,869           587,077                --                --
  Foreign withholding taxes reclaimed                                   --                --            13,120           180,644
  Variation margin                                                      --                --                --                --
Prepaid expenses and other assets                                    2,087             1,763             3,951             2,276
                                                            --------------    --------------    --------------    --------------
    TOTAL ASSETS                                               203,146,144        95,066,855       986,724,074       269,985,852
                                                            --------------    --------------    --------------    --------------
LIABILITIES:
Payable for:
  Investments purchased                                          1,684,878            45,942           399,721                --
  Shares of beneficial interest repurchased                        164,310           595,319         2,229,975           245,711
  Variation margin                                                      --                --                --                --
  Distribution fee (Class Y)                                         5,667             9,077            25,711             9,969
  Investment management fee                                        115,912            61,938           491,419           175,473
Accrued expenses and other payables                                 51,926            21,866            93,601            59,840
                                                            --------------    --------------    --------------    --------------
    TOTAL LIABILITIES                                            2,022,693           734,142         3,240,427           490,993
                                                            --------------    --------------    --------------    --------------
    NET ASSETS                                              $  201,123,451    $   94,332,713    $  983,483,647    $  269,494,859
                                                            ==============    ==============    ==============    ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                             $  187,466,643    $   96,089,332    $1,237,817,877    $  250,828,191
Accumulated undistributed net investment
  income (loss)                                                    (37,026)          170,134             2,071         3,893,895
Accumulated undistributed net realized
  gain (loss)                                                  (41,437,365)      (11,960,941)     (489,826,836)      (32,157,737)
Net unrealized appreciation (depreciation)                      55,131,199        10,034,188       235,490,535        46,930,510
                                                            --------------    --------------    --------------    --------------
    NET ASSETS                                              $  201,123,451    $   94,332,713    $  983,483,647    $  269,494,859
                                                            ==============    ==============    ==============    ==============
    *COST                                                   $  145,319,433    $   84,030,032    $  749,484,040    $  221,882,675
                                                            ==============    ==============    ==============    ==============
CLASS X SHARES:
Net Assets                                                  $  175,190,791    $   51,889,917    $  865,039,021    $  221,971,038
Shares Outstanding (unlimited authorized
  shares of $.01 par value)                                     13,976,822         4,727,150        63,735,715        17,388,614
    NET ASSET VALUE PER SHARE                               $        12.53    $        10.98    $        13.57    $        12.77
                                                            ==============    ==============    ==============    ==============
CLASS Y SHARES:
Net Assets                                                  $   25,932,660    $   42,442,796    $  118,444,626    $   47,523,821
Shares Outstanding (unlimited authorized
  shares of $.01 par value)                                      2,069,814         3,874,794         8,738,331         3,747,448
    NET ASSET VALUE PER SHARE                               $        12.53    $        10.95    $        13.55    $        12.68
                                                            ==============    ==============    ==============    ==============

                                                               EUROPEAN           PACIFIC                            S&P 500
                                                                GROWTH            GROWTH            EQUITY            INDEX
                                                            --------------    --------------    ---------------   --------------
ASSETS:
Investments in securities, at value*                        $  234,105,354    $   31,818,361    $   715,533,795   $  268,149,889
Cash                                                               332,503**         515,130**           70,417            4,740
Receivable for:
  Investments sold                                                      --           158,303          8,870,598               --
  Shares of beneficial interest sold                               446,073           385,817            140,184          777,056
  Dividends                                                        331,015            17,998            508,238          346,348
  Interest                                                              --                --                 --               --
  Foreign withholding taxes reclaimed                              219,684                --                 --               --
  Variation margin                                                      --                --                 --           23,635
Prepaid expenses and other assets                                    1,455               688            133,735            1,906
                                                            --------------    --------------    ---------------   --------------
    TOTAL ASSETS                                               235,436,084        32,896,297        725,256,967      269,303,574
                                                            --------------    --------------    ---------------   --------------
LIABILITIES:
Payable for:
  Investments purchased                                                 --             3,667          7,944,721               --
  Shares of beneficial interest repurchased                        165,393            24,779            468,923          226,439
  Variation margin                                                      --                --                 --               --
  Distribution fee (Class Y)                                         7,778             1,582             22,042           28,326
  Investment management fee                                        195,078            26,875            319,663           91,854
Accrued expenses and other payables                                 76,034            56,107             74,063           45,936
                                                            --------------    --------------    ---------------   --------------
    TOTAL LIABILITIES                                              444,283           113,010          8,829,412          392,555
                                                            --------------    --------------    ---------------   --------------
    NET ASSETS                                              $  234,991,801    $   32,783,287    $   716,427,555   $  268,911,019
                                                            ==============    ==============    ===============   ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                             $  266,549,124    $   84,099,677    $ 1,224,081,183   $  297,798,214
Accumulated undistributed net investment
  income (loss)                                                  2,393,784           191,925                707        2,483,466
Accumulated undistributed net realized
  gain (loss)                                                  (86,640,185)      (59,463,863)      (598,365,024)     (21,690,870)
Net unrealized appreciation (depreciation)                      52,689,078         7,955,548         90,710,689       (9,679,791)
                                                            --------------    --------------    ---------------   --------------
    NET ASSETS                                              $  234,991,801    $   32,783,287    $   716,427,555   $  268,911,019
                                                            ==============    ==============    ===============   ==============
    *COST                                                   $  181,452,914    $   23,862,856    $   624,823,106   $  278,125,228
                                                            ==============    ==============    ===============   ==============
CLASS X SHARES:
Net Assets                                                  $  198,423,932    $   25,232,668    $   616,027,306   $  135,767,195
Shares Outstanding (unlimited authorized
  shares of $.01 par value)                                     11,969,118         6,344,587         28,325,421       13,347,568
    NET ASSET VALUE PER SHARE                               $        16.58    $         3.98    $         21.75   $        10.17
                                                            ==============    ==============    ===============   ==============
CLASS Y SHARES:
Net Assets                                                  $   36,567,869    $    7,550,619    $   100,400,249   $  133,143,824
Shares Outstanding (unlimited authorized
  shares of $.01 par value)                                      2,216,830         1,931,307          4,622,438       13,168,881
    NET ASSET VALUE PER SHARE                               $        16.50    $         3.91    $         21.72   $        10.11
                                                            ==============    ==============    ===============   ==============

                                                                GLOBAL          AGGRESSIVE
                                                               ADVANTAGE          EQUITY         INFORMATION        STRATEGIST
                                                            --------------    --------------    --------------    --------------
ASSETS:
Investments in securities, at value*                        $   35,311,987    $   69,876,529    $   17,865,778    $  489,433,687
Cash                                                                21,084**              --           727,180            24,627
Receivable for:
  Investments sold                                                 307,861           187,078                --         2,729,851
  Shares of beneficial interest sold                                69,471            40,812             8,620           270,846
  Dividends                                                         36,868            55,586             2,105           216,577
  Interest                                                              17                59                --         1,110,320
  Foreign withholding taxes reclaimed                                9,655                --                --                --
  Variation margin                                                      --                --                --                --
Prepaid expenses and other assets                                      410               668               168             3,329
                                                            --------------    --------------    --------------    --------------
    TOTAL ASSETS                                                35,757,353        70,160,732        18,603,851       493,789,237
                                                            --------------    --------------    --------------    --------------
LIABILITIES:
Payable for:
  Investments purchased                                            688,655                --            82,390        14,437,142
  Shares of beneficial interest repurchased                         51,676         1,195,634             7,342           758,438
  Variation margin                                                      --                --                --             5,094
  Distribution fee (Class Y)                                         1,988             5,823             2,816            19,677
  Investment management fee                                         19,715            45,834            12,044           212,499
Unrealized appreciation on open forward foreign
  currency contracts                                                61,299                --                --                --
Accrued expenses and other payables                                 28,027            30,686            20,952            65,209
                                                            --------------    --------------    --------------    --------------
    TOTAL LIABILITIES                                              851,360         1,277,977           125,544        15,498,059
                                                            --------------    --------------    --------------    --------------
    NET ASSETS                                              $   34,905,993    $   68,882,755    $   18,478,307    $  478,291,178
                                                            ==============    ==============    ==============    ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                             $   59,814,379    $  120,413,145    $   23,437,375    $  406,595,316
Accumulated undistributed net investment income (loss)              66,893             3,069               (20)         (428,480)
Accumulated undistributed net realized gain (loss)             (27,972,264)      (62,575,314)       (7,638,623)      (16,371,041)
Net unrealized appreciation (depreciation)                       2,996,985        11,041,855         2,679,575        88,495,383
                                                            --------------    --------------    --------------    --------------
    NET ASSETS                                              $   34,905,993    $   68,882,755    $   18,478,307    $  478,291,178
                                                            ==============    ==============    ==============    ==============
    *COST                                                   $   32,255,672    $   58,834,690    $   15,186,203    $  400,911,977
                                                            ==============    ==============    ==============    ==============
CLASS X SHARES:
Net Assets                                                  $   25,598,327    $   42,363,405    $    5,288,835    $  388,356,215
Shares Outstanding (unlimited authorized shares of $.01
  par value)                                                     3,505,750         4,271,115         1,102,413        25,322,463
    NET ASSET VALUE PER SHARE                               $         7.30    $         9.92    $         4.80    $        15.34
                                                            ==============    ==============    ==============    ==============
CLASS Y SHARES:
Net Assets                                                  $    9,307,666    $   26,519,350    $   13,189,472    $   89,934,963
Shares Outstanding (unlimited authorized shares of $.01
  par value)                                                     1,280,333         2,690,421         2,764,145         5,870,199
    NET ASSET VALUE PER SHARE                               $         7.27    $         9.86    $         4.77    $        15.32
                                                            ==============    ==============    ==============    ==============

----------
**   INCLUDES FOREIGN CASH OF $21,084.

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                                   QUALITY
                                                                MONEY             LIMITED           INCOME            HIGH
                                                                MARKET            DURATION           PLUS             YIELD
                                                            --------------    --------------    --------------    --------------
INVESTMENT INCOME:
INCOME
Interest                                                    $    5,283,496    $    4,632,664    $   30,934,305    $   11,078,513
Dividends                                                               --                --                --             1,171
                                                            --------------    --------------    --------------    --------------
    TOTAL INCOME                                                 5,283,496         4,632,664        30,934,305        11,079,684
                                                            --------------    --------------    --------------    --------------
EXPENSES
Investment management fee                                        2,181,869           823,570         2,638,454           374,498
Distribution fee (Class Y shares)                                  267,574           271,626           329,914            55,972
Professional fees                                                   35,596            26,075            32,808            85,438
Custodian fees                                                      29,221            42,648            71,116            27,783
Shareholder reports and notices                                     29,741            16,919            36,597            16,304
Trustees' fees and expenses                                          3,827             1,484             4,587               447
Transfer agent fees and expenses                                       500               500               500               500
Other                                                               10,831            13,043            23,747            19,074
                                                            --------------    --------------    --------------    --------------
    TOTAL EXPENSES                                               2,559,159         1,195,865         3,137,723           580,016
Less: amounts waived/reimbursed                                         --                --                --                --
                                                            --------------    --------------    --------------    --------------
    NET EXPENSES                                                 2,559,159         1,195,865         3,137,723           580,016
                                                            --------------    --------------    --------------    --------------
    NET INVESTMENT INCOME                                        2,724,337         3,436,799        27,796,582        10,499,668
                                                            --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                          2,013           799,428        12,751,332       (48,313,416)
Futures contracts                                                       --          (285,094)       (2,703,649)               --
Foreign exchange transactions                                           --                --                --                --
                                                            --------------    --------------    --------------    --------------
    NET GAIN (LOSS)                                                  2,013           514,334        10,047,683       (48,313,416)
                                                            --------------    --------------    --------------    --------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                             --          (195,653)        2,626,161        55,212,404
Futures contracts                                                       --           (35,575)        1,171,800                --
Translation of forward foreign currency contracts,
  other assets and liabilities denominated
  in foreign currencies                                                 --                --                --                --
                                                            --------------    --------------    --------------    --------------
    NET APPRECIATION (DEPRECIATION)                                     --          (231,228)        3,797,961        55,212,404
                                                            --------------    --------------    --------------    --------------
    NET GAIN                                                         2,013           283,106        13,845,644         6,898,988
                                                            --------------    --------------    --------------    --------------
NET INCREASE                                                $    2,726,350    $    3,719,905    $   41,642,226    $   17,398,656
                                                            ==============    ==============    ==============    ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                                      GLOBAL
                                                                                  INCOME           DIVIDEND          DIVIDEND
                                                               UTILITIES          BUILDER           GROWTH            GROWTH
                                                            --------------    --------------    --------------    --------------
INVESTMENT INCOME:
INCOME
Interest                                                    $      784,167    $    1,728,620    $      127,543    $      111,205
Dividends                                                        6,414,370*        1,305,454*       22,409,784*        5,685,804*
                                                            --------------    --------------    --------------    --------------
    TOTAL INCOME EXPENSES                                        7,198,537         3,034,074        22,537,327         5,797,009
                                                            --------------    --------------    --------------    --------------
EXPENSES
Investment management fee                                        1,286,270           553,630         5,121,875         1,708,092
Distribution fee (Class Y shares)                                   55,454            61,192           221,949            74,318
Professional fees                                                   37,485            20,610            39,302            40,400
Custodian fees                                                      13,391            25,448            48,627            69,368
Shareholder reports and notices                                     33,653             8,019            94,318            33,703
Trustees' fees and expenses                                          1,520               993             8,000             1,756
Transfer agent fees and expenses                                       500               500               500               500
Other                                                                6,503             2,247            17,413             8,336
                                                            --------------    --------------    --------------    --------------
    TOTAL EXPENSES                                               1,434,776           672,639         5,551,984         1,936,473
Less: amounts waived/reimbursed                                         --                --                --                --
                                                            --------------    --------------    --------------    --------------
    NET EXPENSES                                                 1,434,776           672,639         5,551,984         1,936,473
                                                            --------------    --------------    --------------    --------------
    NET INVESTMENT INCOME (LOSS)                                 5,763,761         2,361,435        16,985,343         3,860,536
                                                            --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                      3,887,937           353,749       (23,459,182)      (11,310,868)
Futures contracts                                                       --                --                --                --
Foreign exchange transactions                                           --                --                --            77,886
                                                            --------------    --------------    --------------    --------------
    NET GAIN (LOSS)                                              3,887,937           353,749       (23,459,182)      (11,232,982)
                                                            --------------    --------------    --------------    --------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                     21,595,966        11,983,794       229,267,144        73,419,594
Futures contracts                                                       --                --                --                --
Translation of forward foreign currency contracts, other
assets and liabilities denominated in foreign currencies                --                --                --           (59,011)
                                                            --------------    --------------    --------------    --------------
    NET APPRECIATION (DEPRECIATION)                             21,595,966        11,983,794       229,267,144        73,360,583
                                                            --------------    --------------    --------------    --------------
    NET GAIN                                                    25,483,903        12,337,543       205,807,962        62,127,601
                                                            --------------    --------------    --------------    --------------
NET INCREASE                                                $   31,247,664    $   14,698,978    $  222,793,305    $   65,988,137
                                                            ==============    ==============    ==============    ==============

----------
*    NET OF $14,950, $6,018, $261,989, $389,559, $654,901, $50,291, $23,356,
     $38,556, $3,555, $208, AND $37,766, FOREIGN WITHHOLDING TAX, RESPECTIVELY.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                               EUROPEAN           PACIFIC                             S&P 500
                                                                GROWTH            GROWTH            EQUITY             INDEX
                                                            --------------    --------------    --------------    --------------
INVESTMENT INCOME:
INCOME
Interest                                                    $       52,196    $       13,282    $      629,469    $      106,345
Dividends                                                        4,710,583*          448,615*        5,524,202*        3,582,802
                                                            --------------    --------------    --------------    --------------
    TOTAL INCOME EXPENSES                                        4,762,779           461,897         6,153,671         3,689,147
                                                            --------------    --------------    --------------    --------------
EXPENSES
Investment management fee                                        1,970,388           251,123         3,404,846           834,257
Distribution fee (Class Y shares)                                   66,347            13,918           200,408           223,491
Professional fees                                                   40,525            43,491            38,626            27,200
Custodian fees                                                     103,419            64,676            36,056            56,236
Shareholder reports and notices                                     36,214            11,645            70,430            22,054
Trustees' fees and expenses                                          1,591               126             4,987             1,480
Transfer agent fees and expenses                                       500               500               500               500
Other                                                                8,592             9,484            11,552            24,013
                                                            --------------    --------------    --------------    --------------
    TOTAL EXPENSES                                               2,227,576           394,963         3,767,405         1,189,231
Less: amounts waived/reimbursed                                         --                --                --            (1,398)
                                                            --------------    --------------    --------------    --------------
    NET EXPENSES                                                 2,227,576           394,963         3,767,405         1,187,833
                                                            --------------    --------------    --------------    --------------
    NET INVESTMENT INCOME (LOSS)                                 2,535,203            66,934         2,386,266         2,501,314
                                                            --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                      3,433,518           698,787        42,501,983          (770,520)
Futures contracts                                                       --                --                --         2,207,443
Foreign exchange transactions                                     (119,176)           35,830               (10)               --
                                                            --------------    --------------    --------------    --------------
    NET GAIN (LOSS)                                              3,314,342           734,617        42,501,973         1,436,923
                                                            --------------    --------------    --------------    --------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                     49,250,761         8,395,644        94,888,228        49,568,770
Futures contracts                                                       --                --                --           399,072
Translation of forward foreign currency contracts, other
assets and liabilities denominated in foreign currencies           (67,209)           (2,490)               --                --
                                                            --------------    --------------    --------------    --------------
    NET APPRECIATION (DEPRECIATION)                             49,183,552         8,393,154        94,888,228        49,967,842
                                                            --------------    --------------    --------------    --------------
    NET GAIN                                                    52,497,894         9,127,771       137,390,201        51,404,765
                                                            --------------    --------------    --------------    --------------
NET INCREASE                                                $   55,033,097    $    9,194,705    $  139,776,467    $   53,906,079
                                                            ==============    ==============    ==============    ==============

                                                                GLOBAL          AGGRESSIVE
                                                               ADVANTAGE          EQUITY          INFORMATION       STRATEGIST
                                                            --------------    --------------    --------------    --------------
INVESTMENT INCOME:
INCOME
Interest                                                    $        2,650    $       34,928    $        4,337    $    4,588,144
Dividends                                                          525,642*          559,185*           23,713*        3,459,827*
                                                            --------------    --------------    --------------    --------------
    TOTAL INCOME EXPENSES                                          528,292           594,113            28,050         8,047,971
                                                            --------------    --------------    --------------    --------------
EXPENSES
Investment management fee                                          190,822           461,157            86,124         2,199,426
Distribution fee (Class Y shares)                                   15,846            54,408            20,823           174,930
Professional fees                                                   27,623            27,500            29,819            33,484
Custodian fees                                                      40,225            35,181             9,116             9,712
Shareholder reports and notices                                     10,070             9,906             2,730            33,179
Trustees' fees and expenses                                            550             1,233                26             4,189
Transfer agent fees and expenses                                       500               500               500               500
Other                                                                4,697             1,072               203            20,071
                                                            --------------    --------------    --------------    --------------
    TOTAL EXPENSES                                                 290,333           590,957           149,341         2,475,491
Less: amounts waived/reimbursed                                         --                --                --                --
                                                            --------------    --------------    --------------    --------------
    NET EXPENSES                                                   290,333           590,957           149,341         2,475,491
                                                            --------------    --------------    --------------    --------------
    NET INVESTMENT INCOME (LOSS)                                   237,959             3,156          (121,291)        5,572,480
                                                            --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                      1,053,382         2,937,612         1,934,657        28,090,516
Futures contracts                                                       --          (858,683)               --          (190,697)
Foreign exchange transactions                                     (164,540)               28                --                --
                                                            --------------    --------------    --------------    --------------
    NET GAIN (LOSS)                                                888,842         2,078,957         1,934,657        27,899,819
                                                            --------------    --------------    --------------    --------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                      7,042,774        12,607,867         3,533,996        69,222,380
Futures contracts                                                       --             2,649                --           103,400
Translation of forward foreign currency contracts, other
assets and liabilities denominated in foreign currencies            33,094                16                --                --
                                                            --------------    --------------    --------------    --------------
    NET APPRECIATION (DEPRECIATION)                              7,075,868        12,610,532         3,533,996        69,325,780
                                                            --------------    --------------    --------------    --------------
    NET GAIN                                                     7,964,710        14,689,489         5,468,653        97,225,599
                                                            --------------    --------------    --------------    --------------
NET INCREASE                                                $    8,202,669    $   14,692,645    $    5,347,362    $  102,798,079
                                                            ==============    ==============    ==============    ==============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      MONEY MARKET                      LIMITED DURATION
                                                            --------------------------------    --------------------------------
                                                             FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                                ENDED             ENDED             ENDED             ENDED
                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                 2003              2002              2003              2002
                                                            --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                       $    2,724,337    $    6,999,655    $    3,436,799    $    2,413,128
Net realized gain (loss)                                             2,013             4,412           514,334           (32,940)
Net change in unrealized appreciation/depreciation                      --                --          (231,228)        1,496,416
                                                            --------------    --------------    --------------    --------------
    NET INCREASE (DECREASE)                                      2,726,350         7,004,067         3,719,905         3,876,604
                                                            --------------    --------------    --------------    --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                (2,268,741)       (5,792,334)       (2,794,033)       (1,769,375)
  Class Y shares                                                  (455,562)       (1,207,303)       (3,921,588)       (1,506,322)
Net realized gain
  Class X shares                                                    (1,512)           (3,516)               --          (139,296)
  Class Y shares                                                      (501)             (896)               --          (149,587)
Paid-in-capital
  Class X shares                                                        --                --                --                --
  Class Y shares                                                        --                --                --                --
                                                            --------------    --------------    --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                           (2,726,316)       (7,004,049)       (6,715,621)       (3,564,580)
                                                            --------------    --------------    --------------    --------------
Net increase (decrease) from transactions in shares
  of beneficial interest                                      (220,737,105)        7,605,450        46,912,540        95,055,920
                                                            --------------    --------------    --------------    --------------
    TOTAL INCREASE (DECREASE)                                 (220,737,071)        7,605,468        43,916,824        95,367,944
NET ASSETS:
Beginning of period                                            566,323,395       558,717,927       146,275,689        50,907,745
                                                            --------------    --------------    --------------    --------------
END OF PERIOD                                               $  345,586,324    $  566,323,395    $  190,192,513    $  146,275,689
                                                            ==============    ==============    ==============    ==============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                  $          241    $          207    $   (1,795,789)   $     (546,264)
                                                            ==============    ==============    ==============    ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                  QUALITY INCOME PLUS                      HIGH YIELD
                                                            --------------------------------    --------------------------------
                                                             FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                                ENDED             ENDED             ENDED             ENDED
                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                 2003              2002              2003              2002
                                                            --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                       $   27,796,582    $   28,055,125    $   10,499,668    $   13,431,873
Net realized gain (loss)                                        10,047,683       (16,521,578)      (48,313,416)     (101,843,236)
Net change in unrealized appreciation/depreciation               3,797,961        16,025,089        55,212,404        83,852,766
                                                            --------------    --------------    --------------    --------------
    NET INCREASE (DECREASE)                                     41,642,226        27,558,636        17,398,656        (4,558,597)
                                                            --------------    --------------    --------------    --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                               (22,357,497)      (26,334,574)       (5,140,708)       (9,986,834)
  Class Y shares                                                (7,209,569)       (4,484,243)       (2,078,548)       (1,561,818)
Net realized gain
  Class X shares                                                        --                --                --                --
  Class Y shares                                                        --                --                --                --
Paid-in-capital
  Class X shares                                                        --                --                --                --
  Class Y shares                                                        --                --                --                --
                                                            --------------    --------------    --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                          (29,567,066)      (30,818,817)       (7,219,256)      (11,548,652)
                                                            --------------    --------------    --------------    --------------
Net increase (decrease) from transactions in shares
  of beneficial interest                                       (33,837,319)       22,334,581        24,989,484         1,773,123
                                                            --------------    --------------    --------------    --------------
    TOTAL INCREASE (DECREASE)                                  (21,762,159)       19,074,400        35,168,884       (14,334,126)
NET ASSETS:
Beginning of period                                            525,947,004       506,872,604        56,299,447        70,633,573
                                                            --------------    --------------    --------------    --------------
END OF PERIOD                                               $  504,184,845    $  525,947,004    $   91,468,331    $   56,299,447
                                                            ==============    ==============    ==============    ==============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                  $   (1,086,948)   $     (719,143)   $      400,451    $    1,420,806
                                                            ==============    ==============    ==============    ==============

                                                                        UTILITIES
                                                            --------------------------------
                                                             FOR THE YEAR      FOR THE YEAR
                                                                ENDED             ENDED
                                                             DECEMBER 31,      DECEMBER 31,
                                                                 2003              2002
                                                            --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                       $    5,763,761    $    7,802,988
Net realized gain (loss)                                         3,887,937       (44,545,494)
Net change in unrealized appreciation/depreciation              21,595,966       (40,169,796)
                                                            --------------    --------------
    NET INCREASE (DECREASE)                                     31,247,664       (76,912,302)
                                                            --------------    --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                (5,177,658)       (7,221,157)
  Class Y shares                                                  (623,013)         (628,892)
Net realized gain
  Class X shares                                                        --                --
  Class Y shares                                                        --                --
Paid-in-capital
  Class X shares                                                        --                --
  Class Y shares                                                        --                --
                                                            --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                           (5,800,671)       (7,850,049)
                                                            --------------    --------------
Net increase (decrease) from transactions in shares
  of beneficial interest                                       (34,416,677)      (57,443,499)
                                                            --------------    --------------
    TOTAL INCREASE (DECREASE)                                   (8,969,684)     (142,205,850)
NET ASSETS:
Beginning of period                                            210,093,135       352,298,985
                                                            --------------    --------------
END OF PERIOD                                               $  201,123,451    $  210,093,135
                                                            ==============    ==============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                  $      (37,026)   $      (33,006)
                                                            ==============    ==============

                                                                     INCOME BUILDER                     DIVIDEND GROWTH
                                                            --------------------------------    ---------------------------------
                                                             FOR THE YEAR      FOR THE YEAR      FOR THE YEAR       FOR THE YEAR
                                                                ENDED             ENDED             ENDED              ENDED
                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                                                 2003              2002              2003               2002
                                                            --------------    --------------    --------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                $    2,361,435    $    2,798,739    $   16,985,343    $    22,207,128
Net realized gain (loss)                                           353,749        (3,702,533)      (23,459,182)       (95,135,907)
Net change in unrealized appreciation/depreciation              11,983,794        (4,731,395)      229,267,144       (147,775,909)
                                                            --------------    --------------    --------------    ---------------
    NET INCREASE (DECREASE)                                     14,698,978        (5,635,189)      222,793,305       (220,704,688)
                                                            --------------    --------------    --------------    ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                (1,567,438)       (2,321,867)      (15,603,344)       (20,721,813)
  Class Y shares                                                  (820,336)         (459,033)       (1,554,814)        (1,310,473)
Net realized gain
  Class X shares                                                        --                --                --                 --
  Class Y shares                                                        --                --                --                 --
Paid-in-capital
  Class X shares                                                        --           (52,835)               --                 --
  Class Y shares                                                        --           (10,445)               --                 --
                                                            --------------    --------------    --------------    ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                           (2,387,774)       (2,844,180)      (17,158,158)       (22,032,286)
                                                            --------------    --------------    --------------    ---------------
Net increase (decrease) from transactions in shares
  of beneficial interest                                        18,586,671         1,707,222      (112,930,564)      (185,740,464)
                                                            --------------    --------------    --------------    ---------------
    TOTAL INCREASE (DECREASE)                                   30,897,875        (6,772,147)       92,704,583       (428,477,438)
NET ASSETS:
Beginning of period                                             63,434,838        70,206,985       890,779,064      1,319,256,502
                                                            --------------    --------------    --------------    ---------------
END OF PERIOD                                               $   94,332,713    $   63,434,838    $  983,483,647    $   890,779,064
                                                            ==============    ==============    ==============    ===============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                  $      170,134    $       25,827    $        2,071    $       174,886
                                                            ==============    ==============    ==============    ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                 GLOBAL DIVIDEND GROWTH                  EUROPEAN GROWTH
                                                            --------------------------------    --------------------------------
                                                             FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                                ENDED             ENDED             ENDED             ENDED
                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                 2003              2002              2003              2002
                                                            --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                $    3,860,536    $    5,129,674    $    2,535,203    $    2,218,556
Net realized gain (loss)                                       (11,232,982)       (9,131,788)        3,314,342       (34,064,548)
Net change in unrealized appreciation/depreciation              73,360,583       (30,639,518)       49,183,552       (25,955,595)
                                                            --------------    --------------    --------------    --------------
    NET INCREASE (DECREASE)                                     65,988,137       (34,641,632)       55,033,097       (57,801,587)
                                                            --------------    --------------    --------------    --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                (4,025,728)       (4,363,093)       (1,679,461)       (3,701,424)
  Class Y shares                                                  (554,987)         (292,241)         (177,270)         (432,667)
Net realized gain
  Class X shares                                                        --                --                --                --
  Class Y shares                                                        --                --                --                --
Paid-in-capital
  Class X shares                                                        --                --                --                --
  Class Y shares                                                        --                --                --                --
                                                            --------------    --------------    --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                           (4,580,715)       (4,655,334)       (1,856,731)       (4,134,091)
                                                            --------------    --------------    --------------    --------------
Net increase (decrease) from transactions in shares
  of beneficial interest                                       (13,916,253)      (34,351,216)      (33,470,120)      (59,832,715)
                                                            --------------    --------------    --------------    --------------
    TOTAL INCREASE (DECREASE)                                   47,491,169       (73,648,182)       19,706,246      (121,768,393)
NET ASSETS:
Beginning of period                                            222,003,690       295,651,872       215,285,555       337,053,948
                                                            --------------    --------------    --------------    --------------
END OF PERIOD                                               $  269,494,859    $  222,003,690    $  234,991,801    $  215,285,555
                                                            ==============    ==============    ==============    ==============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                  $    3,893,895    $    4,129,869    $    2,393,784    $    1,834,488
                                                            ==============    ==============    ==============    ==============

                                                                     PACIFIC GROWTH
                                                            --------------------------------
                                                             FOR THE YEAR      FOR THE YEAR
                                                                ENDED             ENDED
                                                             DECEMBER 31,      DECEMBER 31,
                                                                 2003              2002
                                                            --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                $       66,934    $     (148,851)
Net realized gain (loss)                                           734,617        (6,414,154)
Net change in unrealized appreciation/depreciation               8,393,154         4,815,928
                                                            --------------    --------------
    NET INCREASE (DECREASE)                                      9,194,705        (1,747,077)
                                                            --------------    --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                        --                --
  Class Y shares                                                        --                --
Net realized gain
  Class X shares                                                        --                --
  Class Y shares                                                        --                --
Paid-in-capital
  Class X shares                                                        --                --
  Class Y shares                                                        --                --
                                                            --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                                   --                --
                                                            --------------    --------------
Net increase (decrease) from transactions in shares
  of beneficial interest                                           828,091       (10,271,042)
                                                            --------------    --------------
    TOTAL INCREASE (DECREASE)                                   10,022,796       (12,018,119)
NET ASSETS:
Beginning of period                                             22,760,491        34,778,610
                                                            --------------    --------------
END OF PERIOD                                               $   32,783,287    $   22,760,491
                                                            ==============    ==============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                  $      191,925    $      (11,751)
                                                            ==============    ==============

                                                                         EQUITY                           S&P 500 INDEX
                                                            --------------------------------    --------------------------------
                                                             FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                                ENDED             ENDED             ENDED             ENDED
                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                 2003              2002              2003              2002
                                                            --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                       $    2,386,266    $    2,974,469    $    2,501,314    $    2,055,605
Net realized gain (loss)                                        42,501,973      (122,619,756)        1,436,923       (14,284,210)
Net change in unrealized appreciation/depreciation              94,888,228       (92,810,144)       49,967,842       (38,250,441)
                                                            --------------    --------------    --------------    --------------
    NET INCREASE (DECREASE)                                    139,776,467      (212,455,431)       53,906,079       (50,479,046)
                                                            --------------    --------------    --------------    --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                (2,272,886)       (2,854,513)       (1,247,793)       (1,398,086)
  Class Y shares                                                  (112,702)         (118,747)         (794,354)         (510,806)
Net realized gain
  Class X shares                                                        --                --                --                --
  Class Y shares                                                        --                --                --                --
Paid-in-capital
  Class X shares                                                        --                --                --                --
  Class Y shares                                                        --                --                --                --
                                                            --------------    --------------    --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                           (2,385,588)       (2,973,260)       (2,042,147)       (1,908,892)
                                                            --------------    --------------    --------------    --------------
Net increase (decrease) from transactions in shares of
  beneficial interest                                         (107,925,224)     (181,053,876)       43,281,336        14,554,285
                                                            --------------    --------------    --------------    --------------
    TOTAL INCREASE (DECREASE)                                   29,465,655      (396,482,567)       95,145,268       (37,833,653)
NET ASSETS:
Beginning of period                                            686,961,900     1,083,444,467       173,765,751       211,599,404
                                                            --------------    --------------    --------------    --------------
END OF PERIOD                                               $  716,427,555    $  686,961,900    $  268,911,019    $  173,765,751
                                                            ==============    ==============    ==============    ==============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                  $          707    $           39    $    2,483,466    $    2,044,342
                                                            ==============    ==============    ==============    ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                   GLOBAL ADVANTAGE                    AGGRESSIVE EQUITY
                                                            --------------------------------    --------------------------------
                                                             FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                                ENDED             ENDED             ENDED             ENDED
                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                 2003              2002              2003              2002
                                                            --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                       $      237,959    $      248,780    $        3,156    $        4,004
Net realized gain (loss)                                           888,842       (13,144,428)        2,078,957       (13,615,676)
Net change in unrealized appreciation/depreciation               7,075,868         4,529,045        12,610,532        (4,925,802)
                                                            --------------    --------------    --------------    --------------
    NET INCREASE (DECREASE)                                      8,202,669        (8,366,603)       14,692,645       (18,537,474)
                                                            --------------    --------------    --------------    --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                  (254,851)         (262,674)           (3,022)         (166,751)
  Class Y shares                                                   (53,778)          (36,835)               --           (18,474)
Net realized gain
  Class X shares                                                        --                --                --                --
  Class Y shares                                                        --                --                --                --
Paid-in-capital
  Class X shares                                                        --                --                --                --
  Class Y shares                                                        --                --                --                --
                                                            --------------    --------------    --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                             (308,629)         (299,509)           (3,022)         (185,225)
                                                            --------------    --------------    --------------    --------------
Net increase (decrease) from transactions in shares of
  beneficial interest                                           (1,083,892)       (9,190,552)       (3,106,247)      (12,047,208)
                                                            --------------    --------------    --------------    --------------
    TOTAL INCREASE (DECREASE)                                    6,810,148       (17,856,664)       11,583,376       (30,769,907)
NET ASSETS:
Beginning of period                                             28,095,845        45,952,509        57,299,379        88,069,286
                                                            --------------    --------------    --------------    --------------
END OF PERIOD                                               $   34,905,993    $   28,095,845    $   68,882,755    $   57,299,379
                                                            ==============    ==============    ==============    ==============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                  $       66,893    $      302,103    $        3,069    $        2,907
                                                            ==============    ==============    ==============    ==============

                                                                      INFORMATION                          STRATEGIST
                                                            --------------------------------    --------------------------------
                                                             FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                                ENDED             ENDED             ENDED             ENDED
                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                 2003              2002              2003              2002
                                                            --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                       $     (121,291)   $      (92,460)   $    5,572,480    $    7,154,159
Net realized gain (loss)                                         1,934,657        (4,993,333)       27,899,819       (19,044,209)
Net change in unrealized appreciation/depreciation               3,533,996          (507,970)       69,325,780       (41,747,792)
                                                            --------------    --------------    --------------    --------------
    NET INCREASE (DECREASE)                                      5,347,362        (5,593,763)      102,798,079       (53,637,842)
                                                            --------------    --------------    --------------    --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                        --           (30,365)       (6,275,620)       (6,886,291)
  Class Y shares                                                        --           (66,715)       (1,066,493)         (756,901)
Net realized gain
  Class X shares                                                        --                --                --                --
  Class Y shares                                                        --                --                --                --
Paid-in-capital
  Class X shares                                                        --                --                --                --
  Class Y shares                                                        --                --                --                --
                                                            --------------    --------------    --------------    --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                                   --           (97,080)       (7,342,113)       (7,643,192)
                                                            --------------    --------------    --------------    --------------
Net increase (decrease) from transactions in shares of
  beneficial interest                                            6,062,821           898,104       (47,069,604)      (79,355,318)
                                                            --------------    --------------    --------------    --------------
    TOTAL INCREASE (DECREASE)                                   11,410,183        (4,792,739)       48,386,362      (140,636,352)
NET ASSETS:
Beginning of period                                              7,068,124        11,860,863       429,904,816       570,541,168
                                                            --------------    --------------    --------------    --------------
END OF PERIOD                                               $   18,478,307    $    7,068,124    $  478,291,178    $  429,904,816
                                                            ==============    ==============    ==============    ==============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                  $          (20)   $           --    $     (428,480)   $      671,238
                                                            ==============    ==============    ==============    ==============

SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                                       MONEY MARKET                     LIMITED DURATION
                                                            ----------------------------------  --------------------------------
                                                               FOR THE YEAR      FOR THE YEAR    FOR THE YEAR      FOR THE YEAR
                                                                  ENDED             ENDED           ENDED             ENDED
                                                               DECEMBER 31,      DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                                                   2003              2002            2003              2002
                                                            ----------------  ----------------  --------------    --------------
CLASS X SHARES
SHARES
Sold                                                           1,108,150,876     1,918,283,666       5,498,655        25,914,862
Reinvestment of dividends and distributions                        2,270,253         5,795,850         277,008           188,205
Redeemed                                                      (1,291,459,876)   (1,944,027,739)     (6,549,081)      (21,423,422)
                                                            ----------------  ----------------  --------------    --------------
NET INCREASE (DECREASE) - CLASS X                               (181,038,747)      (19,948,223)       (773,418)        4,679,645
                                                            ================  ================  ==============    ==============

AMOUNT
Sold                                                        $  1,108,150,876  $  1,918,283,666  $   55,652,864    $  262,864,326
Reinvestment of dividends and distributions                        2,270,253         5,795,850       2,794,033         1,908,671
Redeemed                                                      (1,291,459,876)   (1,944,027,739)    (66,160,364)     (217,321,442)
                                                            ----------------  ----------------  --------------    --------------
NET INCREASE (DECREASE) - CLASS X                           $   (181,038,747) $    (19,948,223) $   (7,713,467)   $   47,451,555
                                                            ================  ================  ==============    ==============

CLASS Y SHARES
SHARES
Sold                                                             415,144,318       742,832,094       8,466,631        17,728,282
Reinvestment of dividends and distributions                          456,063         1,208,199         389,602           163,491
Redeemed                                                        (455,298,739)     (716,486,620)     (3,459,951)      (13,196,108)
                                                            ----------------  ----------------  --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                                (39,698,358)       27,553,673       5,396,282         4,695,665
                                                            ================  ================  ==============    ==============

AMOUNT
Sold                                                        $    415,144,318  $    742,832,094  $   85,572,547    $  179,856,089
Reinvestment of dividends and distributions                          456,063         1,208,199       3,921,588         1,655,909
Redeemed                                                        (455,298,739)     (716,486,620)    (34,868,128)     (133,907,633)
                                                            ----------------  ----------------  --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                           $    (39,698,358) $     27,553,673  $   54,626,007    $   47,604,365
                                                            ================  ================  ==============    ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                    QUALITY INCOME PLUS                    HIGH YIELD
                                                            --------------------------------    --------------------------------
                                                             FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                                ENDED             ENDED             ENDED             ENDED
                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                 2003              2002              2003              2002
                                                            --------------    --------------    --------------    --------------
CLASS X SHARES
SHARES
Sold                                                            14,028,768         9,063,202        84,530,448        19,630,159
Reinvestment of dividends and distributions                      2,104,316         2,545,310         4,692,508         8,732,139
Redeemed                                                       (22,682,862)      (14,088,321)      (85,873,525)      (32,407,531)
                                                            --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS X                               (6,549,778)       (2,479,809)        3,349,431        (4,045,233)
                                                            ==============    ==============    ==============    ==============

AMOUNT
Sold                                                        $  148,757,216    $   94,087,982    $   92,895,496    $   21,983,986
Reinvestment of dividends and distributions                     22,357,497        26,334,574         5,140,708         9,986,834
Redeemed                                                      (240,703,490)     (146,127,931)      (94,627,569)      (36,936,248)
                                                            --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS X                           $  (69,588,777)   $  (25,705,375)   $    3,408,635    $   (4,965,428)
                                                            ==============    ==============    ==============    ==============

CLASS Y SHARES
SHARES
Sold                                                             7,145,160         5,815,121        24,236,295         6,050,788
Reinvestment of dividends and distributions                        679,194           434,088         1,877,306         1,396,336
Redeemed                                                        (4,469,055)       (1,611,448)       (6,664,212)       (1,558,850)
                                                            --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                                3,355,299         4,637,761        19,449,389         5,888,274
                                                            ==============    ==============    ==============    ==============

AMOUNT
Sold                                                        $   75,751,102    $   60,240,389    $   26,835,313    $    6,952,039
Reinvestment of dividends and distributions                      7,209,569         4,484,243         2,078,548         1,561,818
Redeemed                                                       (47,209,213)      (16,684,676)       (7,333,012)       (1,775,306)
                                                            --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                           $   35,751,458    $   48,039,956    $   21,580,849    $    6,738,551
                                                            ==============    ==============    ==============    ==============

                                                                       UTILITIES
                                                            --------------------------------
                                                             FOR THE YEAR      FOR THE YEAR
                                                                ENDED             ENDED
                                                             DECEMBER 31,      DECEMBER 31,
                                                                 2003              2002
                                                            --------------    --------------
CLASS X SHARES
SHARES
Sold                                                             3,359,747         3,341,658
Reinvestment of dividends and distributions                        446,777           612,949
Redeemed                                                        (7,099,772)       (8,939,650)
                                                            --------------    --------------
NET INCREASE (DECREASE) - CLASS X                               (3,293,248)       (4,985,043)
                                                            ==============    ==============

AMOUNT
Sold                                                        $   38,768,473    $   40,967,559
Reinvestment of dividends and distributions                      5,177,658         7,221,157
Redeemed                                                       (81,126,816)     (108,012,444)
                                                            --------------    --------------
NET INCREASE (DECREASE) - CLASS X                           $  (37,180,685)   $  (59,823,728)
                                                            ==============    ==============

CLASS Y SHARES
SHARES
Sold                                                               525,077           684,043
Reinvestment of dividends and distributions                         53,523            53,888
Redeemed                                                          (342,236)         (572,092)
                                                            --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                                  236,364           165,839
                                                            ==============    ==============

AMOUNT
Sold                                                        $    6,059,684    $    8,533,034
Reinvestment of dividends and distributions                        623,013           628,892
Redeemed                                                        (3,918,689)       (6,781,697)
                                                            --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                           $    2,764,008    $    2,380,229
                                                            ==============    ==============

                                                                      INCOME BUILDER                    DIVIDEND GROWTH
                                                            --------------------------------    --------------------------------
                                                             FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                                ENDED             ENDED             ENDED             ENDED
                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                 2003              2002              2003              2002
                                                            --------------    --------------    --------------    --------------
CLASS X SHARES
SHARES
Sold                                                             1,265,904         1,254,862         9,197,720         4,791,625
Reinvestment of dividends and distributions                        156,531           243,175         1,328,455         1,746,196
Redeemed                                                        (1,972,448)       (2,162,527)      (22,557,659)      (24,140,772)
                                                            --------------    --------------    --------------    --------------
NET DECREASE - CLASS X                                            (550,013)         (664,490)      (12,031,484)      (17,602,951)
                                                            ==============    ==============    ==============    ==============

AMOUNT
Sold                                                        $   12,664,895    $   12,803,133    $  111,066,698    $   59,891,024
Reinvestment of dividends and distributions                      1,567,438         2,374,702        15,603,344        20,721,813
Redeemed                                                       (19,663,818)      (21,593,270)     (265,830,593)     (294,154,417)
                                                            --------------    --------------    --------------    --------------
NET DECREASE - CLASS X                                      $   (5,431,485)   $   (6,415,435)   $ (139,160,551)   $ (213,541,580)
                                                            ==============    ==============    ==============    ==============

CLASS Y SHARES
SHARES
Sold                                                             2,736,011         1,052,010         3,313,300         5,403,484
Reinvestment of dividends and distributions                         80,325            48,913           131,370           112,479
Redeemed                                                          (429,075)         (287,808)       (1,260,220)       (3,446,809)
                                                            --------------    --------------    --------------    --------------
NET INCREASE - CLASS Y                                           2,387,261           813,115         2,184,450         2,069,154
                                                            ==============    ==============    ==============    ==============

AMOUNT
Sold                                                        $   27,510,014    $   10,459,623    $   39,442,575    $   66,221,357
Reinvestment of dividends and distributions                        820,336           469,478         1,554,814         1,310,473
Redeemed                                                        (4,312,194)       (2,806,444)      (14,767,402)      (39,730,714)
                                                            --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                           $   24,018,156    $    8,122,657    $   26,229,987    $   27,801,116
                                                            ==============    ==============    ==============    ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                 GLOBAL DIVIDEND GROWTH                 EUROPEAN GROWTH
                                                            --------------------------------    --------------------------------
                                                             FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                                ENDED             ENDED             ENDED             ENDED
                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                 2003              2002              2003              2002
                                                            --------------    --------------    --------------    --------------
CLASS X SHARES
SHARES
Sold                                                            13,731,764         4,837,950         4,697,566        38,479,604
Reinvestment of dividends and distributions                        380,504           381,056           122,588           238,494
Redeemed                                                       (17,088,902)       (9,706,391)       (7,741,181)      (42,745,618)
                                                            --------------    --------------    --------------    --------------
NET DECREASE - CLASS X                                          (2,976,634)       (4,487,385)       (2,921,027)       (4,027,520)
                                                            ==============    ==============    ==============    ==============

AMOUNT
Sold                                                        $  146,153,575    $   50,145,124    $   60,812,381    $  532,098,976
Reinvestment of dividends and distributions                      4,025,728         4,363,093         1,679,461         3,701,424
Redeemed                                                      (181,733,606)     (102,195,029)     (101,888,462)     (599,835,773)
                                                            --------------    --------------    --------------    --------------
NET DECREASE - CLASS X                                      $  (31,554,303)   $  (47,686,812)   $  (39,396,620)   $  (64,035,373)
                                                            ==============    ==============    ==============    ==============

CLASS Y SHARES
SHARES
Sold                                                             1,993,697         1,498,162         7,493,352        16,761,185
Reinvestment of dividends and distributions                         52,755            25,635            12,987            27,986
Redeemed                                                          (436,179)         (304,514)       (7,004,193)      (16,327,206)
                                                            --------------    --------------    --------------    --------------
NET INCREASE - CLASS Y                                           1,610,273         1,219,283           502,146           461,965
                                                            ==============    ==============    ==============    ==============

AMOUNT
Sold                                                        $   21,704,285    $   16,189,529    $   95,020,828    $  244,323,934
Reinvestment of dividends and distributions                        554,987           292,241           177,270           432,667
Redeemed                                                        (4,621,222)       (3,146,174)      (89,271,598)     (240,553,943)
                                                            --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                           $   17,638,050    $   13,335,596    $    5,926,500    $    4,202,658
                                                            ==============    ==============    ==============    ==============

                                                                     PACIFIC GROWTH
                                                            --------------    --------------
                                                             FOR THE YEAR      FOR THE YEAR
                                                                ENDED             ENDED
                                                             DECEMBER 31,      DECEMBER 31,
                                                                 2003              2002
                                                            --------------    --------------
CLASS X SHARES
SHARES
Sold                                                            13,810,153       166,710,798
Reinvestment of dividends and distributions                             --                --
Redeemed                                                       (14,019,334)     (168,480,958)
                                                            --------------    --------------
NET DECREASE - CLASS X                                            (209,181)       (1,770,160)
                                                            ==============    ==============

AMOUNT
Sold                                                        $   46,145,793    $  595,500,814
Reinvestment of dividends and distributions                             --                --
Redeemed                                                       (46,910,301)     (605,716,905)
                                                            --------------    --------------
NET DECREASE - CLASS X                                      $     (764,508)   $  (10,216,091)
                                                            ==============    ==============

CLASS Y SHARES
SHARES
Sold                                                            47,909,231        44,153,972
Reinvestment of dividends and distributions                             --                --
Redeemed                                                       (46,844,536)      (43,699,779)
                                                            --------------    --------------
NET INCREASE - CLASS Y                                           1,064,695           454,193
                                                            ==============    ==============

AMOUNT
Sold                                                        $  145,619,136    $  161,302,075
Reinvestment of dividends and distributions                             --                --
Redeemed                                                      (144,026,537)     (161,357,026)
                                                            --------------    --------------
NET INCREASE (DECREASE) - CLASS Y                           $    1,592,599    $      (54,951)
                                                            ==============    ==============

                                                                         EQUITY                           S&P 500 INDEX
                                                            --------------------------------    --------------------------------
                                                             FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                                ENDED             ENDED             ENDED             ENDED
                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                 2003              2002              2003              2002
                                                            --------------    --------------    --------------    --------------
CLASS X SHARES
SHARES
Sold                                                             2,113,400         1,402,328        10,710,124         3,558,131
Reinvestment of dividends and distributions                        119,985           153,309           140,834           155,689
Redeemed                                                        (8,908,219)      (11,665,697)      (11,283,041)       (5,729,100)
                                                            --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS X                               (6,674,834)      (10,110,060)         (432,083)       (2,015,280)
                                                            ==============    ==============    ==============    ==============

AMOUNT
Sold                                                        $   41,342,799    $   28,206,319    $   92,522,181    $   32,462,597
Reinvestment of dividends and distributions                      2,272,886         2,854,513         1,247,793         1,398,086
Redeemed                                                      (170,128,915)     (231,717,120)      (97,796,423)      (50,991,401)
                                                            --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS X                           $ (126,513,230)   $ (200,656,288)   $   (4,026,449)   $  (17,130,718)
                                                            ==============    ==============    ==============    ==============

CLASS Y SHARES
SHARES
Sold                                                             1,622,535         1,624,208         7,059,201         4,629,136
Reinvestment of dividends and distributions                          6,107             6,661            90,063            57,073
Redeemed                                                          (657,715)         (678,196)       (1,852,233)       (1,234,529)
                                                            --------------    --------------    --------------    --------------
NET INCREASE - CLASS Y                                             970,927           952,673         5,297,031         3,451,680
                                                            ==============    ==============    ==============    ==============

AMOUNT
Sold                                                        $   31,091,542    $   32,780,255    $   62,541,731    $   41,774,805
Reinvestment of dividends and distributions                        112,702           118,747           794,354           510,806
Redeemed                                                       (12,616,238)      (13,296,590)      (16,028,300)      (10,600,608)
                                                            --------------    --------------    --------------    --------------
NET INCREASE - CLASS Y                                      $   18,588,006    $   19,602,412    $   47,307,785    $   31,685,003
                                                            ==============    ==============    ==============    ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                    GLOBAL ADVANTAGE                    AGGRESSIVE EQUITY
                                                            --------------------------------    --------------------------------
                                                             FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                                ENDED             ENDED             ENDED             ENDED
                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                 2003              2002              2003              2002
                                                            --------------    --------------    --------------    --------------
CLASS X SHARES
SHARES
Sold                                                             3,292,222         1,262,216         1,167,538           509,630
Reinvestment of dividends and distributions                         41,439            39,981               354            18,446
Redeemed                                                        (3,889,142)       (2,833,620)       (1,944,514)       (2,283,437)
                                                            --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS X                                 (555,481)       (1,531,423)         (776,622)       (1,755,361)
                                                            ==============    ==============    ==============    ==============

AMOUNT
Sold                                                        $   20,294,849    $    7,546,151    $   10,499,504    $    4,830,784
Reinvestment of dividends and distributions                        254,851           262,674             3,022           166,751
Redeemed                                                       (23,946,230)      (17,689,544)      (17,149,920)      (20,770,890)
                                                            --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS X                           $   (3,396,530)   $   (9,880,719)   $   (6,647,394)   $  (15,773,355)
                                                            ==============    ==============    ==============    ==============

CLASS Y SHARES
SHARES
Sold                                                               494,198           337,613         2,813,215           898,928
Reinvestment of dividends and distributions                          8,773             5,624                --             2,048
Redeemed                                                          (155,369)         (232,485)       (2,363,838)         (493,572)
                                                            --------------    --------------    --------------    --------------
NET INCREASE - CLASS Y                                             347,602           110,752           449,377           407,404
                                                            ==============    ==============    ==============    ==============

AMOUNT
Sold                                                        $    3,210,322    $    2,165,042    $   22,908,980    $    8,064,893
Reinvestment of dividends and distributions                         53,778            36,835                --            18,474
Redeemed                                                          (951,462)       (1,511,710)      (19,367,833)       (4,357,220)
                                                            --------------    --------------    --------------    --------------
NET INCREASE - CLASS Y                                      $    2,312,638    $      690,167    $    3,541,147    $    3,726,147
                                                            ==============    ==============    ==============    ==============

                                                                      INFORMATION                          STRATEGIST
                                                            --------------------------------    --------------------------------
                                                             FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                                ENDED             ENDED             ENDED             ENDED
                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                 2003              2002              2003              2002
                                                            --------------    --------------    --------------    --------------
CLASS X SHARES
SHARES
Sold                                                             3,028,652         1,231,320         1,711,035         2,231,806
Reinvestment of dividends and distributions                             --             8,879           459,068           533,612
Redeemed                                                        (2,597,748)       (1,403,794)       (6,965,843)      (10,138,810)
                                                            --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS X                                  430,904          (163,595)       (4,795,740)       (7,373,392)
                                                            ==============    ==============    ==============    ==============

AMOUNT
Sold                                                        $   12,328,220    $    4,977,166    $   23,549,134    $   29,626,858
Reinvestment of dividends and distributions                             --            30,365         6,275,620         6,886,291
Redeemed                                                       (10,473,055)       (5,635,114)      (93,516,489)     (132,429,889)
                                                            --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) - CLASS X                           $    1,855,165    $     (627,583)   $  (63,691,735)   $  (95,916,740)
                                                            ==============    ==============    ==============    ==============

CLASS Y SHARES
SHARES
Sold                                                             1,613,088         1,480,252         1,852,862         2,032,687
Reinvestment of dividends and distributions                             --            19,507            77,477            59,152
Redeemed                                                          (552,483)       (1,198,346)         (728,767)         (861,112)
                                                            --------------    --------------    --------------    --------------
NET INCREASE - CLASS Y                                           1,060,605           301,413         1,201,572         1,230,727
                                                            ==============    ==============    ==============    ==============

AMOUNT
Sold                                                        $    6,168,489    $    6,091,649    $   25,365,405    $   26,882,788
Reinvestment of dividends and distributions                             --            66,715         1,066,493           756,901
Redeemed                                                        (1,960,833)       (4,632,677)       (9,809,767)      (11,078,267)
                                                            --------------    --------------    --------------    --------------
NET INCREASE - CLASS Y                                      $    4,207,656    $    1,525,687    $   16,622,131    $   16,561,422
                                                            ==============    ==============    ==============    ==============

Morgan Stanley Variable Investment Series

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2003

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of sixteen Portfolios ("Portfolios") which commenced operations as follows:

                                               COMMENCEMENT OF
PORTFOLIO                                        OPERATIONS
---------                                     -----------------
Money Market                                      March 9, 1984
Limited Duration                                    May 4, 1999
Quality Income Plus                               March 1, 1987
High Yield                                        March 9, 1984
Utilities                                         March 1, 1990
Income Builder                                 January 21, 1997
Dividend Growth                                   March 1, 1990
Global Dividend Growth                        February 23, 1994
European Growth                                   March 1, 1991
Pacific Growth                                February 23, 1994
Equity                                            March 9, 1984
S&P 500 Index                                      May 18, 1998
Global Advantage                                   May 18, 1998
Aggressive Equity                                   May 4, 1999
Information                                    November 6, 2000
Strategist                                        March 1, 1987

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Paragon Life Insurance Company and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The investment objectives of each Portfolio are as follows:

     PORTFOLIO                       INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
    Money Market       Seeks high current income, preservation of capital
                       and liquidity by investing in short- term money
                       market instruments.

  Limited Duration     Seeks to provide a high level of current income
                       consistent with the preservation of capital, by
                       investing primarily in bonds issued or guaranteed as
                       to principal and interest by the U.S. Government,
                       its agencies or instrumentalities and investment
                       grade corporate and other types of bonds including
                       asset-backed securities.

Quality Income Plus    Seeks, as its primary objective, to earn a high
                       level of current income and, as a secondary
                       objective, capital appreciation, but only when
                       consistent with its primary objective, by investing
                       primarily in U.S. Government securities and
                       higher-rated fixed income securities.

    High Yield         Seeks, as its primary objective, to earn a high
                       level of current income and, as a secondary
                       objective, capital appreciation, but only when
                       consistent with its primary objective, by investing
                       primarily in lower-rated fixed income securities.

     PORTFOLIO                       INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      Utilities        Seeks both capital appreciation and current income
                       by investing in equity and fixed income securities
                       of companies engaged in the utilities industry.

   Income Builder      Seeks, as its primary objective, to earn reasonable
                       income and, as a secondary objective, growth of
                       capital by investing primarily in income-producing
                       equity securities.

   Dividend Growth     Seeks to provide reasonable current income and
                       long-term growth of income and capital by investing
                       primarily in common stocks of companies with a
                       record of paying dividends and the potential for
                       increasing dividends.

   Global Dividend     Seeks to provide reasonable current income and
       Growth          long-term growth of income and capital by
                       investing primarily in common stocks of companies,
                       issued by issuers worldwide, with a record of paying
                       dividends and the potential for increasing
                       dividends.

   European Growth     Seeks to maximize the capital appreciation of its
                       investments by investing primarily in securities
                       issued by issuers located in Europe.

   Pacific Growth      Seeks to maximize the capital appreciation of its
                       investments by investing primarily in securities
                       issued by issuers located in Asia, Australia and New
                       Zealand.

       Equity Seeks, as its primary objective, capital growth and, as a secondary objective, income, but only when consistent with its primary objective, by investing primarily in equity securities and securities convertible into equity securities.

    S&P 500 Index      Seeks to provide investment results that, before
                       expenses, correspond to the total return of the
                       Standards & Poor's 500 Composite Stock Price Index
                       (the "S&P 500 Index") by investing primarily in
                       common stocks included in the S&P 500 Index.

  Global Advantage     Seeks long-term capital growth by investing at least
                       65% of its assets in equity securities of companies
                       located throughout the world (including the U.S.).

  Aggressive Equity    Seeks long-term capital growth by investing
                       primarily in equity securities of companies that
                       offer the potential for superior earnings growth.

     Information       Seeks long-term capital appreciation by investing
                       primarily in common stocks and investment grade
                       convertible securities of companies throughout the
                       world that are engaged in the communications and
                       information industry.

     Strategist        Seeks a high total investment return through a fully
                       managed investment policy utilizing equity,
                       investment grade fixed income and money market
                       securities and writing covered options.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price;
(2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available, or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") (and/or, in the case of Global Dividend Growth, European Growth and Global Advantage, by Morgan Stanley Investment Management Limited ("MSIML") and/or in the case of Pacific Growth, by Morgan Stanley Asset & Investment Trust Management Co., Limited ("MSAITM") or Morgan Stanley Investment Management Company ("MSIMC")) determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Manager using a pricing service and/or procedures approved by the Trustees of the Fund; (7) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees and; (8) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. REPURCHASE AGREEMENTS -- The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments, known as variation margin, are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date.

I. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios. The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by a Portfolio.

J. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolios' net assets determined at the close of each business day:

Money Market -- 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million and 0.375% to the portion of daily net assets exceeding $750 million.

Limited Duration -- 0.45%.

Quality Income Plus -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.45% to the portion of daily net assets exceeding $500 million.

High Yield -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.425% to the portion of daily net assets exceeding $500 million.

Utilities -- 0.65% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion and 0.525% to the portion of daily net assets exceeding $1 billion.

Income Builder -- 0.75%.

Dividend Growth -- 0.625% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion and 0.425% to the portion of daily net assets exceeding $3 billion.

Global Dividend Growth -- 0.75% to the portion of daily net assets not exceeding $1 billion and 0.725% to the portion of daily net assets exceeding $1 billion.

European Growth -- 0.95% to the portion of daily net assets not exceeding $500 million and 0.90% to the portion of daily net assets exceeding $500 million.

Pacific Growth -- 0.95%.

Equity -- 0.50% to the portion of daily net assets not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion and 0.45% to the portion of daily net assets exceeding $2 billion.

S&P 500 Index -- 0.40%.

Global Advantage -- 0.65%.

Information -- 0.75%

Aggressive Equity -- 0.75%.

Strategist -- 0.50% to the portion of daily net assets not exceeding $1.5 billion and 0.475% to the portion of daily net assets exceeding $1.5 billion.

Effective August 11, 2003, in the case of European Growth, the Investment Manager entered into a new Sub-Advisory Agreement with MSIML, thereby replacing the previous Sub-Advisory Agreement with Morgan Stanley Investment Management Inc. (the "Former Sub-Advisor"). Under both the current and the previous Sub-Advisory Agreements, the Sub-Advisor invests European Growth's assets including the placing of orders for the purchase and sale of portfolio securities. As compensation for its services provided pursuant to the Sub-Advisory Agreements, the Investment Manager paid the Sub-Advisor compensation of $320,948 for the period August 11 through December 31, 2003 and paid the Former Sub-Advisor compensation of $467,207 for the period January 1, 2003 through August 10, 2003.

Effective August 11, 2003, in the case of Global Dividend Growth and Global Advantage, the Investment Manager entered into a Sub-Advisory Agreement with MSIML. Under the Sub-Advisory Agreement, MSIML invests Global Dividend Growth's and Global Advantage's assets including the placing of orders for the purchase and sale of portfolio securities. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager paid the Sub-Advisor compensation of $288,186 and $36,510, respectively for the period August 11 through December 31, 2003.

Effective August 11, 2003, in the case of Pacific Growth, the Investment Manager entered into two new Sub-Advisory Agreements with MSAITM and MSIMC thereby replacing the previous Sub-Advisory Agreement with the Former Sub-Advisor. Under both the current and the previous Sub-Advisory Agreements, the Sub-Advisor invests Pacific Growth's assets including the placing of orders for the purchase and sale of portfolio securities. As compensation for its services provided pursuant to the Sub-Advisory Agreements, the Investment Manager paid MSAITM compensation of $23,053 for the period August 11 through December 31, 2003, paid MSIMC compensation of $21,195 for the period August 11 through December 31, 2003 and paid the Former Sub-Advisor compensation of $56,201 for the period January 1, 2003 through August 10, 2003. Collectively, MSIML, MSAITM and MSIMC are referred to as the " Sub-Advisors".

The Investment Manager has agreed to assume all operating expenses (except for distribution fees) and to waive its compensation to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of S&P 500 Index.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisors. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/prepayments maturities of portfolio securities, excluding short-term investments (except Money Market), for the year ended December 31, 2003 were as follows:

                                                             U.S. GOVERNMENT SECURITIES                   OTHER
                                                          --------------------------------  --------------------------------
                                                                          SALES/PREPAYMENTS                 SALES/PREPAYMENTS
                                                             PURCHASES        MATURITIES      PURCHASES        MATURITIES
                                                          ---------------  ---------------  ---------------  ---------------
Money Market                                              $   570,738,156  $   705,179,063  $ 8,350,400,082  $ 8,446,462,750
Limited Duration                                              462,187,194      407,091,732       55,978,209        7,753,785
Quality Income Plus                                             5,696,035       27,368,309      362,326,856      354,002,774
High Yield                                                             --               --       66,240,474       41,069,940
Utilities                                                       1,175,646        1,731,656       64,807,603       92,402,192
Income Builder                                                         --               --       60,654,582       42,844,735
Dividend Growth                                                        --               --      368,035,396      530,048,559
Global Dividend Growth                                                 --               --      223,022,159      239,837,293
European Growth                                                        --               --      190,223,917      219,905,418
Pacific Growth                                                         --               --       25,290,681       25,733,520
Equity                                                                 --               --    1,316,673,898    1,341,257,068
S&P 500 Index                                                          --               --       44,311,480          765,740
Global Advantage                                                       --               --       28,299,799       29,713,920
Aggressive Equity                                                      --               --      113,689,681      113,854,417
Information                                                            --               --       24,991,320       19,207,813
Strategist                                                    210,655,879      189,122,895      156,167,191      191,108,498

Included in the aforementioned purchases of portfolio securities of S&P 500 Index are purchases of Morgan Stanley, an affiliate of the Investment Manager, Sub-Advisors and Distributor, of $247,231.

The following Portfolios had transactions in Allstate Corp. securities, an affiliate of the Fund:

                                                                                                              NET REALIZED
                                                                                 PURCHASES        SALES       GAINS/LOSSES
                                                                                ------------   ------------   ------------
Limited Duration                                                                $    578,011             --             --
Income Builder                                                                            --   $  1,224,666   $    (73,420)
Equity                                                                                    --      3,824,741       (570,994)
S&P 500 Index                                                                        122,657             --             --
Aggressive Equity                                                                         --        253,617        (30,702)
Strategist                                                                                --      1,967,800        969,473

The following Portfolios had transactions in MetLife Corp. securities, an affiliate of the Fund:

                                                                                        NET REALIZED
                                                           PURCHASES        SALES       GAINS/LOSSES
                                                          ------------   ------------   ------------
Limited Duration                                          $    185,259   $    250,000   $    (11,835)
Income Builder                                                 385,057             --             --
Quality Income Plus                                                 --      1,992,108        320,538
S&P 500 Index                                                  138,552             --             --
Strategist                                                          --        641,303        124,675

Included in the aforementioned transactions of Utilities, Equity, Global Advantage, Aggressive Equity and Strategist are purchases with other Morgan Stanley funds of $330,600, $427,804, $64,460, $134,794 and $3,803,097,
respectively. Included in the aforementioned transactions of Dividend Growth, Utilities, Equity and Aggressive Equity are sales with other Morgan Stanley funds of $416,409, $10,251, $572,880 and $6,156, respectively, including net realized gains or (losses) of ($15,229), $3,155, ($275,090) and ($83), respectively.

For the year ended December 31, 2003, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, Sub-Advisors and Distributor, for portfolio transactions executed on behalf of the Portfolio:

                                               GLOBAL
                   INCOME       DIVIDEND      DIVIDEND     PACIFIC
     UTILITIES     BUILDER       GROWTH        GROWTH       GROWTH     EQUITY
     ---------     -------      --------      --------     -------     ------
      $ 65,194     $ 1,888      $ 122,480     $ 11,021     $ 14,307   $ 346,907
      ========     =======      =========     ========     ========   =========

      GLOBAL      AGGRESSIVE
     ADVANTAGE      EQUITY      INFORMATION   STRATEGIST
     ---------    ----------    -----------   ----------
     $ 5,514       $ 39,251       $ 8,091      $ 45,219
     =======       ========       =======      ========

Included in the receivable for investments sold at December 31, 2003 for Pacific Growth and Strategist are $158,305 and $123,086, respectively for unsettled trades with Morgan Stanley & Co., Inc.

Included in the payable for investments purchased at December 31, 2003 for Global Advantage are $350,586 for unsettled trades with Morgan Stanley & Co., Inc.

For the year ended December 31, 2003, Pacific Growth incurred brokerage commissions of $527 with China International Capital Corp., an affiliate of the Investment Manager, Sub Advisors and Distributor, for portfolio transactions executed on behalf of the Portfolio.

Morgan Stanley Trust, an affiliate of the Investment Manager, Sub-Advisors and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 2003 included in Trustees' fees and expenses in the Statement of Operations and the accrued pension liability included in accrued expenses in the Statement of Assets and Liabilities are as follows:

                             AGGREGATE PENSION COSTS

     MONEY    LIMITED      QUALITY     HIGH                  INCOME    DIVIDEND
     MARKET   DURATION   INCOME PLUS   YIELD    UTILITIES    BUILDER    GROWTH
     ------   --------   -----------   -----    ---------    -------   --------
     $ 870     $ 280        $ 952      $ 123      $ 391       $ 440    $ 1,721
     =====     =====        =====      =====      =====       =====    =======

      GLOBAL
     DIVIDEND EUROPEAN           S&P 500   GLOBAL    AGGRESSIVE
      GROWTH   GROWTH    EQUITY   INDEX   ADVANTAGE     EQUITY    STRATEGIST
      ------  --------   ------  -------  ---------  ----------   ----------
      $ 414     $ 401    $ 526    $ 344     $ 419       $ 954        $ 796
      =====     =====    =====    =====     =====       =====        =====

                            ACCRUED PENSION LIABILITY

                                                                                GLOBAL
     MONEY     LIMITED     QUALITY    HIGH                  INCOME   DIVIDEND  DIVIDEND
     MARKET   DURATION   INCOME PLUS  YIELD    UTILITIES    BUILDER   GROWTH    GROWTH
     ------   --------   -----------  -----    ---------    -------  --------  --------
    $ 11,743    $ 80       $ 7,382   $ 3,835    $ 5,993     $ 1,118  $ 11,174   $ 1,348
    ========    ====       =======   =======    =======     =======  ========   =======

     EUROPEAN     PACIFIC           S&P 500   GLOBAL     AGGRESSIVE
      GROWTH       GROWTH   EQUITY   INDEX   ADVANTAGE     EQUITY     STRATEGIST
     --------     -------   ------  -------  ---------   ----------   ----------
     $ 1,671       $ 349    $ 6,903  $ 331     $ 477       $ 983        $ 8,833
     =======       =====    =======  =====     =====       =====        =======

On December 2, 2003, the Trustees voted to close the plan to new participants, eliminate the future benefits growth due to increases to compensation after July 31, 2003 and effective April 1, 2004, establish an unfunded deferred compensation plan which allows each independent Trustee to defer payment of all or a portion of the fees he receives for serving on the Board of Trustees throughout the year.

5. FEDERAL INCOME TAX STATUS

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid for the years ended December 31, 2002 and December 31, 2003 for all portfolios was the same as the book character shown on the Statements of Changes in Net Assets except as follows:

For the year ended December 31, 2002

                                                             LIMITED          INCOME
                                                             DURATION        BUILDER
                                                          --------------  --------------
Ordinary income                                           $    3,534,474  $    2,745,094
Long-term capital gains                                           30,106              --
Paid-in-capital                                                       --          99,086
                                                          --------------  --------------
Total distributions                                       $    3,564,580  $    2,844,180
                                                          ==============  ==============

As of December 31, 2003, the tax-basis components of accumulated earnings (losses) were as follows:

                                                  LIMITED           QUALITY         HIGH                              INCOME
                                                  DURATION        INCOME PLUS       YIELD           UTILITIES         BUILDER
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Undistributed ordinary income                  $         1,383  $       410,869  $       762,274  $         8,117  $        51,803
Undistributed long-term gains                               --               --               --               --               --
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Net accumulated earnings                                 1,383          410,869          762,274            8,117           51,803
Capital loss carryforward*                          (1,745,196)     (36,227,759)    (218,789,530)     (37,744,584)     (11,742,634)
Post-October losses                                   (448,967)        (297,390)        (911,127)              --               --
Temporary differences                                      (80)          (7,382)        (624,904)          (6,011)          (1,129)
Net unrealized appreciation
  (depreciation)                                       (70,502)      31,263,071     (101,786,532)      51,399,286        9,935,341
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Total accumulated earnings (losses)            $    (2,263,362) $    (4,858,591) $  (321,349,819) $    13,656,808  $    (1,756,619)
                                               ===============  ===============  ===============  ===============  ===============

                                                  DIVIDEND      GLOBAL DIVIDEND     EUROPEAN          PACIFIC
                                                   GROWTH           GROWTH           GROWTH           GROWTH           EQUITY
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Undistributed ordinary income                  $        13,245  $     3,966,484  $     2,496,932  $       331,371  $         7,729
Undistributed long-term gains                               --               --               --               --               --
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Net accumulated earnings                                13,245        3,966,484        2,496,932          331,371            7,729
Foreign tax credit pass-through                             --          400,251          642,860               --               --
Capital loss carryforward*                        (470,354,242)     (30,927,271)     (81,350,913)     (53,494,429)    (596,728,561)
Post-October losses                                         --          (55,278)         (68,391)          (4,687)              --
Temporary differences                                  (11,174)        (417,562)        (677,614)            (349)          (7,022)
Net unrealized appreciation                        216,017,941       45,700,044       47,399,803        1,851,704       89,074,226
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Total accumulated earnings (losses)            $  (254,334,230) $    18,666,668  $   (31,557,323) $   (51,316,390) $  (507,653,628)
                                               ===============  ===============  ===============  ===============  ===============

                                                   S&P 500          GLOBAL          AGGRESSIVE
                                                    INDEX          ADVANTAGE          EQUITY        INFORMATION       STRATEGIST
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Undistributed ordinary income                  $     2,477,898  $       136,324  $         4,052  $            --  $         9,439
Undistributed long-term gains                               --               --               --               --               --
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Net accumulated earnings                             2,477,898          136,324            4,052                0            9,439
Capital loss carryforward*                         (20,984,903)     (27,965,808)     (62,010,674)      (7,256,570)     (15,813,387)
Post-October losses                                         --         (130,266)              --               --               --
Temporary differences                                     (331)            (477)            (983)             (20)          (8,833)
Net unrealized appreciation
  (depreciation)                                   (10,379,859)       3,051,841       10,477,215        2,297,522       87,508,644
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Total accumulated earnings (losses)            $   (28,887,195) $   (24,908,386) $   (51,530,390) $    (4,959,068) $    71,695,863
                                               ===============  ===============  ===============  ===============  ===============

*As of December 31, 2003, the following Portfolios had a net capital loss carryforward which may be used to offset future capital gains to the extent provided by regulations:

                                                                   (AMOUNTS IN THOUSANDS)
                                  ----------------------------------------------------------------------------------------
AVAILABLE THROUGH DECEMBER 31,      2004      2005      2006      2007      2008      2009      2010      2011      TOTAL
------------------------------    --------  --------  --------  --------  --------  --------  --------  --------   -------
Limited Duration                        --        --        --        --        --        --  $    328  $  1,417  $  1,745
Quality Income Plus                     --        --        --  $  4,841  $ 10,496        --    20,891        --    36,228
High Yield                        $  5,521        --  $  2,735    10,786     7,524  $ 47,273    63,495    81,456   218,790
Utilities                               --        --        --        --        --        --    37,745        --    37,745
Income Builder                          --        --        --       180     1,746     4,585     4,706       526    11,743
Dividend Growth                         --        --        --        --   233,060    55,108   134,941    47,245   470,354
Global Dividend Growth                  --        --        --        --        --     3,080     7,538    20,309    30,927
European Growth                         --        --        --        --        --    45,355    22,574    13,422    81,351
Pacific Growth                          --  $  6,035    33,536        --        --     7,444     3,834     2,645    53,494
Equity                                  --        --        --        --        --   465,923   130,806        --   596,729
S&P 500 Index                           --        --        --        --        --     6,871    14,114        --    20,985
Global Advantage                        --        --        --        --        --    13,794    14,172        --    27,966

                                                                   (AMOUNTS IN THOUSANDS)
                                  ----------------------------------------------------------------------------------------
AVAILABLE THROUGH DECEMBER 31,      2004      2005      2006      2007      2008      2009      2010      2011      TOTAL
------------------------------    --------  --------  --------  --------  --------  --------  --------  --------   -------
Aggressive Equity                       --        --        --        --     9,853    39,094    13,064        --       62,011
Information                             --        --        --        --        --     1,944     5,313        --        7,257
Strategist                              --        --        --        --        --       977    14,836        --       15,813

During the year ended December 31, 2003, the following Portfolios utilized net capital loss carryforwards: Quality Income Plus - $8,320,100; Utilities - $4,024,429; Equity - $27,986,123; S & P 500 Index - $1,384,746; Global Advantage
- $848,092; Aggressive Equity - $414,621; Information - $1,400,421; Strategist $22,787,085.

At December 31, 2003, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                               TEMPORARY DIFFERENCES       PERMANENT DIFFERENCES
                             ------------------------   ---------------------------
                              POST-         LOSS          FOREIGN        EXPIRED
                             OCTOBER   DEFERRALS FROM     CURRENCY     CAPITAL LOSS
                             LOSSES      WASH SALES     GAINS/LOSSES   CARRYFORWARD
                             -------   --------------   ------------   ------------
Limited Duration                -
Quality Income Plus             -            -
High Yield                      -            -                              -
Utilities                                    -
Income Builder                               -
Dividend Growth                              -
Global Dividend Growth          -            -                -
European Growth                 -            -                -
Pacific Growth                  -            -                -
Equity                                       -                -
S&P 500 Index                                -
Global Advantage                -            -                -
Aggressive Equity                            -                -
Information                                  -
Strategist                                   -

Additionally, the following Portfolios had other temporary differences: Pacific Growth -- income from the mark-to-market of passive foreign investment companies ("PFICs"); Global Advantage -- loss from the mark-to-market of forward foreign currency contracts; Limited Duration, Quality Income Plus, S&P 500 Index and Strategist -- capital gain/loss from the mark-to-market of futures contracts; Limited Duration, Quality Income Plus and Strategist -- capital loss deferrals on straddles; High Yield -- interest on bonds in default. The following Portfolios had permanent differences: Information -- a net operating loss; Global Dividend and Pacific Growth -- tax adjustments on PFICs sold by the Portfolio; Limited Duration, Quality Income Plus and Strategist -- gain/loss on paydowns; Equity -- prior year excess distribution. The following Portfolios had temporary and permanent differences attributable to book amortization of premiums/discounts on debt securities: Limited Duration, Quality Income Plus, High Yield, Utilities, Income Builder and Strategist.

To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                          ACCUMULATED UNDISTRIBUTED      ACCUMULATED UNDISTRIBUTED
                         NET INVESTMENT INCOME (LOSS)     NET REALIZED GAIN (LOSS)    PAID-IN-CAPITAL
                         ----------------------------    -------------------------    ---------------
Limited Duration                $   2,029,297                 $  (2,028,375)           $       (922)
Quality Income Plus                 1,402,679                    (1,402,679)                     --
High Yield                         (4,300,767)                    7,284,818              (2,984,051)
Utilities                              32,890                       (32,890)                     --
Income Builder                        170,646                      (134,840)                (35,806)
Global Dividend Growth                484,205                      (484,205)                     --
European Growth                      (119,176)                      119,176                      --
Pacific Growth                        136,742                      (138,587)                  1,845
Equity                                    (10)                    1,648,107              (1,648,097)
S&P 500 Index                         (20,043)                       20,043                      --
Global Advantage                     (164,540)                      164,540                      --
Aggressive Equity                          28                           (28)                     --
Information                           121,271                            --                (121,271)
Strategist                            669,915                      (669,915)                     --

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

All of the Portfolios (except for Money Market, Quality Income Plus, Dividend Growth and S&P 500 Index) may enter into forward contracts to facilitate settlement of foreign currency denominated foreign securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these forward contracts and options from the potential inability of the counterparties to meet the terms of their contracts.

All Portfolios (except Money Market, High Yield, Dividend Growth and Equity) may invest in futures contracts. Futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The respective Portfolio bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these forward contracts and options from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 2003, European Growth's investments in securities of issuers in the United Kingdom represented 36% of the Portfolio's net assets and Pacific Growth's investments in securities of issuers in Japan represented 47.3% of the Portfolio's net assets. These investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

At December 31, 2003, Global Dividend Growth's, European Growth's, Pacific Growth's and Information's cash balance consisted principally of interest bearing deposits with J.P. Morgan Chase Bank, the custodian of each Portfolio.

7. PORTFOLIO LIQUIDATION

On January 30, 2004, the Board of Trustees of Pacific Growth recommended the liquidation of the Portfolio. The liquidation is subject to approval of the Portfolio's shareholders at a meeting to be held on April 14, 2004. If approved, the liquidation will occur on or about April 19, 2004. The value of the Portfolio's shares will be transferred to the Money Market Portfolio.

                 (This page has been intentionally left blank.)

Morgan Stanley Variable Investment Series

FINANCIAL HIGHLIGHTS

                                NET ASSET
   YEAR                           VALUE          NET            NET REALIZED      TOTAL FROM      DIVIDENDS
   ENDED                        BEGINNING     INVESTMENT       AND UNREALIZED     INVESTMENT         TO
DECEMBER 31                     OF PERIOD    INCOME (LOSS)      GAIN (LOSS)       OPERATIONS     SHAREHOLDERS
-----------                     ---------    -------------     --------------     ----------     ------------
MONEY MARKET
CLASS X SHARES
1999                            $    1.00    $       0.047                 --     $    0.047     $     (0.047)
2000(a)                              1.00            0.058*                --          0.058           (0.058)**
2001                                 1.00            0.039*                --          0.039           (0.039)**
2002                                 1.00            0.013*                --          0.013           (0.013)**
2003                                 1.00            0.007*                --          0.007           (0.007)**

CLASS Y SHARES
2000(b)                              1.00            0.033*                --          0.033           (0.033)**
2001                                 1.00            0.036*                --          0.036           (0.036)**
2002                                 1.00            0.011*                --          0.011           (0.011)**
2003                                 1.00            0.004*                --          0.004           (0.004)**

LIMITED DURATION
CLASS X SHARES
1999(c)                             10.00             0.27     $        (0.12)          0.15            (0.27)
2000(a)                              9.88             0.51*              0.05           0.56            (0.48)
2001                                 9.96             0.40*              0.26           0.66            (0.45)
2002                                10.17             0.27*              0.13           0.40            (0.36)
2003                                10.17             0.21*              0.01           0.22            (0.38)

CLASS Y SHARES
2000(b)                              9.86             0.28*              0.09           0.37            (0.28)
2001                                 9.95             0.35*              0.28           0.63            (0.42)
2002                                10.16             0.24*              0.14           0.38            (0.34)
2003                                10.16             0.18*              0.02           0.20            (0.36)

QUALITY INCOME PLUS
CLASS X SHARES
1999                                11.00             0.67              (1.14)         (0.47)           (0.67)
2000(a)                              9.86             0.68*              0.37           1.05            (0.69)
2001                                10.22             0.61*              0.34           0.95            (0.62)
2002                                10.55             0.58*             (0.02)          0.56            (0.64)
2003                                10.47             0.56*              0.30           0.86            (0.60)

CLASS Y SHARES
2000(b)                              9.80             0.38*              0.42           0.80            (0.39)
2001                                10.21             0.57*              0.36           0.93            (0.60)
2002                                10.54             0.54*             (0.01)          0.53            (0.61)
2003                                10.46             0.54*              0.29           0.83            (0.58)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                     TOTAL         NET ASSETS                      NET ASSETS
   YEAR                         DISTRIBUTIONS      DIVIDENDS         VALUE                           END OF
   ENDED                             TO               AND            END OF         TOTAL            PERIOD
DECEMBER 31                     SHAREHOLDERS     DISTRIBUTIONS       PERIOD        RETURN+           (000'S)
-----------                     -------------    -------------     -----------    ---------        ----------
MONEY MARKET
CLASS X SHARES
1999                                      --     $      (0.047)    $      1.00       4.80%         $  435,643
2000(a)                                   --            (0.058)           1.00       6.01             358,793
2001                                      --            (0.039)           1.00       3.94             452,765
2002                                      --            (0.013)           1.00       1.34             432,817
2003                                      --            (0.007)           1.00       0.67             251,779

CLASS Y SHARES
2000(b)                                   --            (0.033)           1.00       3.37(1)           13,813
2001                                      --            (0.036)           1.00       3.68             105,952
2002                                      --            (0.011)           1.00       1.08             133,506
2003                                      --            (0.004)           1.00       0.42              93,808

LIMITED DURATION
CLASS X SHARES
1999(c)                                   --             (0.27)           9.88       1.56(1)            3,175
2000(a)                                   --             (0.48)           9.96       5.85               6,427
2001                                      --             (0.45)          10.17       6.72              25,858
2002                            $      (0.04)            (0.40)          10.17       4.06              73,476
2003                                      --             (0.38)          10.01       2.23              64,576

CLASS Y SHARES
2000(b)                                   --             (0.28)           9.95       3.82(1)            1,430
2001                                      --             (0.42)          10.16       6.49              25,050
2002                                   (0.04)            (0.38)          10.16       3.81              72,800
2003                                      --             (0.36)          10.00       1.98             125,616

QUALITY INCOME PLUS
CLASS X SHARES
1999                                      --             (0.67)           9.86      (4.32)            456,132
2000(a)                                   --             (0.69)          10.22      11.09             406,508
2001                                      --             (0.62)          10.55       9.57             452,757
2002                                      --             (0.64)          10.47       5.51             423,685
2003                                      --             (0.60)          10.73       8.45             363,555

CLASS Y SHARES
2000(b)                                   --             (0.39)          10.21       8.31(1)            5,176
2001                                      --             (0.60)          10.54       9.33              54,115
2002                                      --             (0.61)          10.46       5.26             102,262
2003                                      --             (0.58)          10.71       8.09             140,629

                                      RATIOS TO AVERAGE
                                         NET ASSETS
                                ------------------------------
   YEAR                                              NET             PORTFOLIO
   ENDED                                          INVESTMENT         TURNOVER
DECEMBER 31                     EXPENSES         INCOME (LOSS)         RATE
-----------                     --------         -------------       ---------
MONEY MARKET
CLASS X SHARES
1999                              0.52%               4.68%            N/A
2000(a)                           0.52                5.83             N/A
2001                              0.51                3.69             N/A
2002                              0.51                1.32             N/A
2003                              0.52                0.69             N/A

CLASS Y SHARES
2000(b)                           0.77(2)             5.86(2)          N/A
2001                              0.76                3.44             N/A
2002                              0.76                1.07             N/A
2003                              0.77                0.44             N/A

LIMITED DURATION
CLASS X SHARES
1999(c)                           0.62(2)(3)          4.83(2)(3)        56%(1)
2000(a)                           0.98                5.08              16
2001                              0.61(5)#            3.84(5)          133
2002                              0.48                2.65              58
2003                              0.51                2.02             215

CLASS Y SHARES
2000(b)                           1.17(2)             5.00(2)           16
2001                              0.86(5)#            3.59(5)          133
2002                              0.73                2.40              58
2003                              0.76                1.77             215

QUALITY INCOME PLUS
CLASS X SHARES
1999                              0.52                6.45             119
2000(a)                           0.52                6.90             105
2001                              0.53                5.82             150
2002                              0.52                5.57             106
2003                              0.53                5.30              72

CLASS Y SHARES
2000(b)                           0.77(2)             6.53(2)          105
2001                              0.78                5.57             150
2002                              0.77                5.32             106
2003                              0.78                5.05              72

                                NET ASSET
   YEAR                           VALUE          NET            NET REALIZED      TOTAL FROM      DIVIDENDS
   ENDED                        BEGINNING     INVESTMENT       AND UNREALIZED     INVESTMENT         TO
DECEMBER 31                     OF PERIOD    INCOME (LOSS)      GAIN (LOSS)       OPERATIONS     SHAREHOLDERS
-----------                     ---------    -------------     --------------     ----------     ------------
HIGH YIELD
CLASS X SHARES
1999                            $    5.07    $        0.68     $        (0.74)    $    (0.06)    $      (0.68)
2000(a)                              4.33             0.66*             (1.90)         (1.24)           (0.66)
2001                                 2.43             0.33*             (1.09)         (0.76)           (0.34)
2002                                 1.33             0.26*             (0.34)         (0.08)           (0.22)
2003                                 1.03             0.16*              0.10           0.26            (0.11)

CLASS Y SHARES
2000(b)                              3.92             0.37*             (1.48)         (1.11)           (0.38)
2001                                 2.43             0.32*             (1.08)         (0.76)           (0.34)
2002                                 1.33             0.24*             (0.32)         (0.08)           (0.22)
2003                                 1.03             0.15*              0.11           0.26            (0.11)

UTILITIES
CLASS X SHARES
1999                                21.25             0.55               2.08           2.63            (0.55)
2000(a)                             22.90             0.49*              0.17           0.66            (0.49)
2001                                21.69             0.39*             (5.74)         (5.35)           (0.41)
2002                                14.73             0.37*             (3.72)         (3.35)           (0.38)
2003                                11.00             0.34*              1.54           1.88            (0.35)

CLASS Y SHARES
2000(b)                             22.98             0.24*              0.19           0.43            (0.35)
2001                                21.68             0.35*             (5.74)         (5.39)           (0.37)
2002                                14.72             0.34*             (3.72)         (3.38)           (0.35)
2003                                10.99             0.31*              1.55           1.86            (0.32)

INCOME BUILDER
CLASS X SHARES
1999                                11.46             0.58               0.21           0.79            (0.56)
2000(a)                             11.44             0.55*             (0.54)          0.01            (0.56)
2001                                10.86             0.47*             (0.22)          0.25            (0.50)^
2002                                10.61             0.42*             (1.22)         (0.80)           (0.43)++++
2003                                 9.38             0.32*              1.60           1.92            (0.32)

CLASS Y SHARES
2000(b)                             11.15             0.32*             (0.21)          0.11            (0.39)
2001                                10.85             0.42*             (0.19)          0.23            (0.48)^
2002                                10.60             0.39*             (1.22)         (0.83)           (0.41)++++
2003                                 9.36             0.31*              1.58           1.89            (0.30)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                     TOTAL         NET ASSETS                      NET ASSETS
   YEAR                         DISTRIBUTIONS      DIVIDENDS         VALUE                           END OF
   ENDED                             TO               AND            END OF         TOTAL            PERIOD
DECEMBER 31                     SHAREHOLDERS     DISTRIBUTIONS       PERIOD        RETURN+           (000'S)
-----------                     -------------    -------------     -----------    ---------        ----------
HIGH YIELD                                --     $       (0.68)    $      4.33        (1.33)%      $  279,683
CLASS X SHARES                            --             (0.66)           2.43       (32.22)          128,646
1999                                      --             (0.34)           1.33       (33.75)           64,470
2000(a)                                   --             (0.22)           1.03        (7.14)           45,503
2001                                      --             (0.11)           1.18        27.73            56,162
2002
2003
                                          --             (0.38)           2.43       (30.02)(1)         1,947
CLASS Y SHARES                            --             (0.34)           1.33       (33.92)            6,163
2000(b)                                   --             (0.22)           1.03        (7.36)           10,797
2001                                      --             (0.11)           1.18        27.43            35,306
2002
2003

UTILITIES                       $      (0.43)            (0.98)          22.90        12.71           580,487
CLASS X SHARES                         (1.38)            (1.87)          21.69         3.03           551,734
1999                                   (1.20)            (1.61)          14.73       (25.75)          327,749
2000(a)                                   --             (0.38)          11.00       (22.87)          189,936
2001                                      --             (0.35)          12.53        17.34           175,191
2002
2003
                                       (1.38)            (1.73)          21.68         2.07(1)         19,069
CLASS Y SHARES                         (1.20)            (1.57)          14.72       (25.98)           24,550
2000(b)                                   --             (0.35)          10.99       (23.08)           20,157
2001                                      --             (0.32)          12.53        17.17            25,933
2002
2003

INCOME BUILDER                         (0.25)^           (0.81)          11.44         7.06            81,616
CLASS X SHARES                         (0.03)++          (0.59)          10.86         0.17            59,383
1999                                      --             (0.50)          10.61         2.30            63,060
2000(a)                                   --             (0.43)           9.38        (7.64)           49,505
2001                                      --             (0.32)          10.98        20.84            51,890
2002
2003
                                       (0.02)++          (0.41)          10.85         1.06(1)            965
CLASS Y SHARES                            --             (0.48)          10.60         2.10             7,147
2000(b)                                   --             (0.41)           9.36        (7.96)           13,930
2001                                      --             (0.30)          10.95        20.51            42,443
2002
2003

                                      RATIOS TO AVERAGE
                                         NET ASSETS
                                ------------------------------
   YEAR                                              NET             PORTFOLIO
   ENDED                                          INVESTMENT         TURNOVER
DECEMBER 31                     EXPENSES         INCOME (LOSS)         RATE
-----------                     --------         -------------       ---------
HIGH YIELD
CLASS X SHARES
1999                              0.53%               14.05%            48%
2000(a)                           0.54                17.40              9
2001                              0.59                17.33             81
2002                              0.73                21.71             48
2003                              0.70                14.09             59

CLASS Y SHARES
2000(b)                           0.79(2)             20.95(2)           9
2001                              0.84                17.08             81
2002                              0.98                21.46             48
2003                              0.95                13.84             59

UTILITIES
CLASS X SHARES
1999                              0.67                 2.51             10
2000(a)                           0.66                 2.16             13
2001                              0.67                 2.19             32
2002                              0.68                 2.99             51
2003                              0.70                 2.94             35

CLASS Y SHARES
2000(b)                           0.91(2)              1.93(2)          13
2001                              0.92                 1.94             32
2002                              0.93                 2.74             51
2003                              0.95                 2.69             35

INCOME BUILDER
CLASS X SHARES
1999                              0.81                 4.98             43
2000(a)                           0.81                 5.07             51
2001                              0.81                 4.34             45
2002                              0.80                 4.20             75
2003                              0.84                 3.26             62

CLASS Y SHARES
2000(b)                           1.06(2)              5.17(2)          51
2001                              1.06                 3.88             45
2002                              1.05                 3.95             75
2003                              1.09                 3.04             62

                                NET ASSET
   YEAR                           VALUE          NET             NET REALIZED      TOTAL FROM      DIVIDENDS
   ENDED                        BEGINNING     INVESTMENT        AND UNREALIZED     INVESTMENT         TO
DECEMBER 31                     OF PERIOD    INCOME (LOSS)       GAIN (LOSS)       OPERATIONS     SHAREHOLDERS
-----------                     ---------    -------------      --------------     ----------     ------------
DIVIDEND GROWTH
CLASS X SHARES
1999                            $   22.13    $        0.39      $        (0.55)    $    (0.16)    $      (0.39)
2000(a)                             18.32             0.31*               0.02           0.33            (0.33)
2001                                14.50             0.26*              (1.02)         (0.76)           (0.26)
2002                                13.48             0.25*              (2.66)         (2.41)           (0.25)
2003                                10.82             0.22*               2.76           2.98            (0.23)

CLASS Y SHARES
2000(b)                             17.79             0.12*               0.62           0.74            (0.22)
2001                                14.49             0.22*              (1.01)         (0.79)           (0.23)
2002                                13.47             0.22*              (2.66)         (2.44)           (0.22)
2003                                10.81             0.19*               2.75           2.94            (0.20)

GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1999                                13.82             0.27                1.71           1.98            (0.29)
2000(a)                             14.44             0.24*              (0.64)         (0.40)           (0.09)
2001                                12.73             0.21*              (1.00)         (0.79)           (0.33)
2002                                11.47             0.21*              (1.62)         (1.41)           (0.19)
2003                                 9.87             0.18*               2.94           3.12            (0.22)

CLASS Y SHARES
2000(b)                             13.96             0.08*              (0.11)         (0.03)              --
2001                                12.71             0.15*              (0.96)         (0.81)           (0.33)
2002                                11.43             0.18*              (1.61)         (1.43)           (0.18)
2003                                 9.82             0.15*               2.91           3.06            (0.20)

EUROPEAN GROWTH
CLASS X SHARES
1999                                27.18             0.25                6.91           7.16            (0.19)
2000(a)                             31.47             0.13*              (1.43)         (1.30)           (0.18)
2001                                25.37             0.13*              (4.47)         (4.34)           (0.26)
2002                                16.71             0.12*              (3.66)         (3.54)           (0.20)
2003                                12.97             0.17*               3.57           3.74            (0.13)

CLASS Y SHARES
2000(b)                             32.26            (0.03)*             (2.10)         (2.13)           (0.18)
2001                                25.33             0.05*              (4.42)         (4.37)           (0.25)
2002                                16.65             0.08*              (3.63)         (3.55)           (0.19)
2003                                12.91             0.13*               3.56           3.69            (0.10)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                     TOTAL         NET ASSETS                      NET ASSETS
   YEAR                         DISTRIBUTIONS      DIVIDENDS         VALUE                           END OF
   ENDED                             TO               AND            END OF         TOTAL            PERIOD
DECEMBER 31                     SHAREHOLDERS     DISTRIBUTIONS       PERIOD        RETURN+           (000'S)
-----------                     -------------    -------------     -----------    ---------        ----------
DIVIDEND GROWTH
CLASS X SHARES
1999                            $      (3.26)    $       (3.65)    $     18.32        (2.39)%     $ 2,033,814
2000(a)                                (3.82)            (4.15)          14.50         5.30         1,552,724
2001                                      --             (0.26)          13.48        (5.20)        1,258,863
2002                                      --             (0.25)          10.82       (18.01)          819,935
2003                                      --             (0.23)          13.57        27.89           865,039

CLASS Y SHARES
2000(b)                                (3.82)            (4.04)          14.49         7.65(1)         19,083
2001                                      --             (0.23)          13.47        (5.42)           60,393
2002                                      --             (0.22)          10.81       (18.23)           70,844
2003                                      --             (0.20)          13.55        27.52           118,445

GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1999                                   (1.07)            (1.36)          14.44        14.65           506,929
2000(a)                                (1.22)            (1.31)          12.73        (2.50)          373,770
2001                                   (0.14)            (0.47)          11.47        (6.25)          285,158
2002                                      --             (0.19)           9.87       (12.52)          201,022
2003                                      --             (0.22)          12.77        32.07           221,971

CLASS Y SHARES
2000(b)                                (1.22)            (1.22)          12.71         0.07(1)          2,211
2001                                   (0.14)            (0.47)          11.43        (6.44)           10,494
2002                                      --             (0.18)           9.82       (12.72)           20,981
2003                                      --             (0.20)          12.68        31.64            47,524

EUROPEAN GROWTH
CLASS X SHARES
1999                                   (2.68)            (2.87)          31.47        29.11           579,705
2000(a)                                (4.62)            (4.80)          25.37        (4.92)          508,366
2001                                   (4.06)            (4.32)          16.71       (17.76)          316,196
2002                                      --             (0.20)          12.97       (21.36)          193,153
2003                                      --             (0.13)          16.58        29.03           198,424

CLASS Y SHARES
2000(b)                                (4.62)            (4.80)          25.33        (7.39)(1)        10,580
2001                                   (4.06)            (4.31)          16.65       (17.92)           20,858
2002                                      --             (0.19)          12.91       (21.53)           22,133
2003                                      --             (0.10)          16.50        28.70            36,568

                                      RATIOS TO AVERAGE
                                         NET ASSETS
                                ------------------------------
   YEAR                                              NET             PORTFOLIO
   ENDED                                          INVESTMENT         TURNOVER
DECEMBER 31                     EXPENSES         INCOME (LOSS)         RATE
-----------                     --------         -------------       ---------
DIVIDEND GROWTH
CLASS X SHARES
1999                              0.52%               1.82%              81%
2000(a)                           0.54                2.07               34
2001                              0.55                1.86               19
2002                              0.57                1.98               21
2003                              0.59                1.92               42

CLASS Y SHARES
2000(b)                           0.79(2)             1.59(2)            34
2001                              0.80                1.61               19
2002                              0.82                1.73               21
2003                              0.84                1.67               42

GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1999                              0.83                1.90               43
2000(a)                           0.80                1.88               40
2001                              0.80                1.76                9
2002                              0.81                1.96               17
2003                              0.82                1.73              103

CLASS Y SHARES
2000(b)                           1.05(2)             1.14(2)            40
2001                              1.05                1.51                9
2002                              1.06                1.71               17
2003                              1.07                1.48              103

EUROPEAN GROWTH
CLASS X SHARES
1999                              1.04                0.87               55
2000(a)                           1.00                0.46               78
2001                              1.02                0.68               82
2002                              1.05                0.82               92
2003                              1.04                1.26               95

CLASS Y SHARES
2000(b)                           1.25(2)            (0.18)(2)           78
2001                              1.27                0.43               82
2002                              1.30                0.57               92
2003                              1.29                1.01               95

                                NET ASSET
   YEAR                           VALUE          NET             NET REALIZED      TOTAL FROM      DIVIDENDS
   ENDED                        BEGINNING     INVESTMENT        AND UNREALIZED     INVESTMENT         TO
DECEMBER 31                     OF PERIOD    INCOME (LOSS)       GAIN (LOSS)       OPERATIONS     SHAREHOLDERS
-----------                     ---------    -------------      --------------     ----------     ------------
PACIFIC GROWTH
CLASS X SHARES
1999                            $    5.15    $        0.04      $         3.33     $     3.37     $      (0.06)
2000(a)                              8.46             0.00*              (2.78)         (2.78)           (0.12)
2001                                 5.56            (0.01)*             (1.50)         (1.51)           (0.07)
2002                                 3.98            (0.01)*             (0.90)         (0.91)              --
2003                                 3.07             0.01*               0.90           0.91               --

CLASS Y SHARES
2000(b)                              7.70            (0.01)*             (2.01)         (2.02)           (0.12)
2001                                 5.56            (0.02)*             (1.49)         (1.51)           (0.07)
2002                                 3.98            (0.03)*             (0.90)         (0.93)              --
2003                                 3.05             0.01*               0.85           0.86               --

EQUITY
CLASS X SHARES
1999                                38.58             0.22               20.48          20.70            (0.22)
2000(a)                             53.88             0.30*              (6.46)         (6.16)           (0.29)
2001                                39.68             0.15*             (10.12)         (9.97)           (0.16)
2002                                22.66             0.07*              (4.87)         (4.80)           (0.08)
2003                                17.78             0.07*               3.97           4.04            (0.07)

CLASS Y SHARES
2000(b)                             49.12             0.21*              (1.68)         (1.47)           (0.24)
2001                                39.66             0.06*             (10.09)        (10.03)           (0.10)
2002                                22.64             0.03*              (4.89)         (4.86)           (0.03)
2003                                17.75             0.02*               3.98           4.00            (0.03)

S&P 500 INDEX
CLASS X SHARES
1999                                11.22             0.06                2.21           2.27            (0.03)
2000(a)                             13.43             0.12*              (1.37)         (1.25)           (0.07)
2001                                12.05             0.10*              (1.57)         (1.47)           (0.10)
2002                                10.48             0.10*              (2.45)         (2.35)           (0.09)
2003                                 8.04             0.12*               2.11           2.23            (0.10)

CLASS Y SHARES
2000(b)                             13.47             0.04*              (1.34)         (1.30)           (0.07)
2001                                12.04             0.08*              (1.58)         (1.50)           (0.10)
2002                                10.44             0.08*              (2.44)         (2.36)           (0.08)
2003                                 8.00             0.09*               2.10           2.19            (0.08)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                     TOTAL         NET ASSETS                      NET ASSETS
   YEAR                         DISTRIBUTIONS      DIVIDENDS         VALUE                           END OF
   ENDED                             TO               AND            END OF         TOTAL            PERIOD
DECEMBER 31                     SHAREHOLDERS     DISTRIBUTIONS       PERIOD        RETURN+           (000'S)
-----------                     -------------    -------------     -----------    ---------        ----------
PACIFIC GROWTH
CLASS X SHARES
1999                                      --     $       (0.06)    $      8.46        66.09%      $   115,927
2000(a)                                   --             (0.12)           5.56       (33.46)           64,209
2001                                      --             (0.07)           3.98       (27.42)           33,138
2002                                      --                --            3.07       (22.86)           20,117
2003                                      --                --            3.98        29.64            25,233

CLASS Y SHARES
2000(b)                                   --             (0.12)           5.56       (26.72)(1)           728
2001                                      --             (0.07)           3.98       (27.26)            1,640
2002                                      --                --            3.05       (23.56)            2,644
2003                                      --                --            3.91        28.20             7,551

EQUITY
CLASS X SHARES
1999                            $      (5.18)            (5.40)          53.88        58.59         2,083,071
2000(a)                                (7.75)            (8.04)          39.68       (12.35)        1,818,134
2001                                   (6.89)            (7.05)          22.66       (26.87)        1,022,335
2002                                      --             (0.08)          17.78       (21.21)          622,133
2003                                      --             (0.07)          21.75        22.80           616,027

CLASS Y SHARES
2000(b)                                (7.75)            (7.99)          39.66        (3.99)(1)        31,903
2001                                   (6.89)            (6.99)          22.64       (27.07)           61,110
2002                                      --             (0.03)          17.75       (21.45)           64,829
2003                                      --             (0.03)          21.72        22.55           100,400

S&P 500 INDEX
CLASS X SHARES
1999                                   (0.03)            (0.06)          13.43        20.23           185,963
2000(a)                                (0.06)            (0.13)          12.05        (9.38)          210,530
2001                                      --             (0.10)          10.48       (12.23)          165,465
2002                                      --             (0.09)           8.04       (22.48)          110,789
2003                                      --             (0.10)          10.17        27.85           135,767

CLASS Y SHARES
2000(b)                                (0.06)            (0.13)          12.04        (9.73)(1)        12,724
2001                                      --             (0.10)          10.44       (12.53)           46,134
2002                                      --             (0.08)           8.00       (22.67)           62,977
2003                                      --             (0.08)          10.11        27.54           133,144

                                      RATIOS TO AVERAGE
                                         NET ASSETS
                                ------------------------------
   YEAR                                              NET             PORTFOLIO
   ENDED                                          INVESTMENT         TURNOVER
DECEMBER 31                     EXPENSES         INCOME (LOSS)         RATE
-----------                     --------         -------------       ---------
PACIFIC GROWTH
CLASS X SHARES
1999                              1.42%              0.85%             105%
2000(a)                           1.21               0.01               46
2001                              1.73              (0.28)             124
2002                              1.93              (0.40)             299
2003                              1.44               0.31              102

CLASS Y SHARES
2000(b)                           1.46(2)           (0.20)(2)           46
2001                              1.98              (0.53)             124
2002                              2.18              (0.65)             299
2003                              1.69               0.06              102

EQUITY
CLASS X SHARES
1999                              0.51               0.54              323
2000(a)                           0.50               0.62              402
2001                              0.51               0.55              329
2002                              0.51               0.36              223
2003                              0.52               0.38              210

CLASS Y SHARES
2000(b)                           0.75(2)            0.85(2)           402
2001                              0.76               0.30              329
2002                              0.76               0.11              223
2003                              0.77               0.13              210

S&P 500 INDEX
CLASS X SHARES
1999                              0.48(3)            1.03(3)             1
2000(a)                           0.45               0.88                3
2001                              0.46               0.95                4
2002                              0.46               1.15                5
2003                              0.46               1.31                0

CLASS Y SHARES
2000(b)                           0.71(2)            0.60(2)             3
2001                              0.71               0.70                4
2002                              0.71               0.90                5
2003                              0.71               1.06                0

                                NET ASSET
   YEAR                           VALUE          NET             NET REALIZED      TOTAL FROM      DIVIDENDS
   ENDED                        BEGINNING     INVESTMENT        AND UNREALIZED     INVESTMENT         TO
DECEMBER 31                     OF PERIOD    INCOME (LOSS)       GAIN (LOSS)       OPERATIONS     SHAREHOLDERS
-----------                     ---------    -------------      --------------     ----------     ------------
GLOBAL ADVANTAGE
CLASS X SHARES
1999                            $    9.82    $        0.06      $         2.56     $     2.62     $      (0.07)
2000(a)                             12.37             0.06*              (2.20)         (2.14)           (0.05)
2001                                10.18             0.05*              (2.36)         (2.31)           (0.06)
2002                                 7.17             0.05*              (1.53)         (1.48)           (0.06)
2003                                 5.63             0.05*               1.69           1.74            (0.07)

CLASS Y SHARES
2000(b)                             12.03             0.00*              (1.82)         (1.82)           (0.05)
2001                                10.16             0.02*              (2.35)         (2.33)           (0.05)
2002                                 7.14             0.03*              (1.52)         (1.49)           (0.04)
2003                                 5.61             0.04*               1.67           1.71            (0.05)

AGGRESSIVE EQUITY
CLASS X SHARES
1999(c)                             10.00             0.05                4.55           4.60            (0.03)
2000(a)                             14.57             0.05*              (0.30)         (0.25)           (0.01)
2001                                14.31             0.02*              (4.09)         (4.07)           (0.04)
2002                                10.20             0.01*              (2.31)         (2.30)           (0.03)
2003                                 7.87             0.01*               2.04           2.05            (0.00)

CLASS Y SHARES
2000(b)                             14.66             0.03*              (0.39)         (0.36)           (0.01)
2001                                14.29            (0.01)*             (4.08)         (4.09)           (0.03)
2002                                10.17            (0.01)*             (2.31)         (2.32)           (0.01)
2003                                 7.84            (0.01)*              2.03           2.02               --

INFORMATION
CLASS X SHARES
2000(d)                             10.00             0.06*              (0.75)         (0.69)              --
2001                                 9.31             0.08*              (4.07)         (3.99)           (0.01)
2002                                 5.31            (0.03)*             (2.25)         (2.28)           (0.05)
2003                                 2.98            (0.03)*              1.85           1.82               --

CLASS Y SHARES
2000(b)                             10.00             0.05*              (0.74)         (0.69)              --
2001                                 9.31             0.06*              (4.06)         (4.00)           (0.01)
2002                                 5.30            (0.04)*             (2.25)         (2.29)           (0.04)
2003                                 2.97            (0.04)*              1.84           1.80               --

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                     TOTAL         NET ASSETS                      NET ASSETS
   YEAR                         DISTRIBUTIONS      DIVIDENDS         VALUE                           END OF
   ENDED                             TO               AND            END OF         TOTAL            PERIOD
DECEMBER 31                     SHAREHOLDERS     DISTRIBUTIONS       PERIOD        RETURN+           (000'S)
-----------                     -------------    -------------     -----------    ---------        ----------
GLOBAL ADVANTAGE
CLASS X SHARES
1999                                      --     $       (0.07)    $     12.37        26.88%       $   62,295
2000(a)                                   --             (0.05)          10.18       (17.39)           69,882
2001                            $      (0.64)            (0.70)           7.17       (23.33)           40,084
2002                                      --             (0.06)           5.63       (20.81)           22,866
2003                                      --             (0.07)           7.30        31.12            25,598

CLASS Y SHARES
2000(b)                                   --             (0.05)          10.16       (15.22)(1)         4,666
2001                                   (0.64)            (0.69)           7.14       (23.53)            5,869
2002                                      --             (0.04)           5.61       (20.94)            5,229
2003                                      --             (0.05)           7.27        30.75             9,308

AGGRESSIVE EQUITY
CLASS X SHARES
1999(c)                                   --             (0.03)          14.57        46.08(1)         38,197
2000(a)                                   --             (0.01)          14.31        (1.75)          138,657
2001                                      --             (0.04)          10.20       (28.46)           69,418
2002                                      --             (0.03)           7.87       (22.60)           39,724
2003                                      --                --            9.92        26.06            42,363

CLASS Y SHARES
2000(b)                                   --             (0.01)          14.29        (2.48)(1)        13,392
2001                                      --             (0.03)          10.17       (28.61)           18,652
2002                                      --             (0.01)           7.84       (22.83)           17,575
2003                                      --                --            9.86        25.77            26,519

INFORMATION
CLASS X SHARES
2000(d)                                   --                --            9.31        (6.90)(1)         2,686
2001                                      --             (0.01)           5.31       (42.87)            4,434
2002                                      --             (0.05)           2.98       (43.09)            2,002
2003                                      --                --            4.80        61.07             5,289

CLASS Y SHARES
2000(b)                                   --                --            9.31        (6.90)(1)         1,915
2001                                      --             (0.01)           5.30       (42.99)            7,427
2002                                      --             (0.04)           2.97       (43.29)            5,066
2003                                      --                --            4.77        60.61            13,189

                                      RATIOS TO AVERAGE
                                         NET ASSETS
                                ------------------------------
   YEAR                                              NET             PORTFOLIO
   ENDED                                          INVESTMENT         TURNOVER
DECEMBER 31                     EXPENSES         INCOME (LOSS)         RATE
----------------------          --------         -------------       ---------
GLOBAL ADVANTAGE
CLASS X SHARES
1999                              0.56%(3)            0.72%(3)          54%
2000(a)                           0.71                0.50              70
2001                              0.75                0.55              47
2002                              0.80                0.72             119
2003                              0.93                0.87              98

CLASS Y SHARES
2000(b)                           0.96(2)             0.06(2)           70
2001                              1.00                0.30              47
2002                              1.05                0.47             119
2003                              1.18                0.62              98

AGGRESSIVE EQUITY
CLASS X SHARES
1999(c)                           0.52(2)(3)          0.86(2)(3)       108(1)
2000(a)                           0.82                0.32             414
2001                              0.84                0.21             409
2002                              0.84                0.07             268
2003                              0.87                0.10             195

CLASS Y SHARES
2000(b)                           1.05(2)             0.32(2)          414
2001                              1.09               (0.04)            409
2002                              1.09               (0.18)            268
2003                              1.12               (0.15)            195

INFORMATION
CLASS X SHARES
2000(d)                             --                3.80(2)(4)         1(1)
2001                                --                1.27(5)          170
2002                              1.12               (0.88)            150
2003                              1.12               (0.88)            176

CLASS Y SHARES
2000(b)                           0.25(2)(4)          3.55(2)(4)         1(1)
2001                              0.25(5)             1.02(5)          170
2002                              1.37               (1.13)            150
2003                              1.37               (1.13)            176

                                NET ASSET
   YEAR                           VALUE          NET            NET REALIZED      TOTAL FROM      DIVIDENDS
   ENDED                        BEGINNING     INVESTMENT       AND UNREALIZED     INVESTMENT         TO
DECEMBER 31                     OF PERIOD    INCOME (LOSS)      GAIN (LOSS)       OPERATIONS     SHAREHOLDERS
-----------                     ---------    -------------     --------------     ----------     ------------
STRATEGIST
CLASS X SHARES
1999                            $   16.64    $        0.40     $         2.46     $     2.86     $      (0.40)
2000(a)                             19.10             0.50*             (0.20)          0.30            (0.48)
2001                                16.66             0.38*             (2.05)         (1.67)           (0.39)
2002                                13.94             0.19*             (1.56)         (1.37)           (0.21)
2003                                12.36             0.20*              3.01           3.21            (0.23)

CLASS Y SHARES
2000(b)                             19.29             0.49*             (0.51)         (0.02)           (0.36)
2001                                16.65             0.32*             (2.03)         (1.71)           (0.35)
2002                                13.93             0.16*             (1.56)         (1.40)           (0.18)
2003                                12.35             0.16*              3.01           3.17            (0.20)

----------
(a) PRIOR TO JUNE 5, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

(b)  FOR THE PERIOD JUNE 5, 2000 (ISSUE DATE) THROUGH DECEMBER 31, 2000.

COMMENCEMENT OF OPERATIONS:
(c)  MAY 4, 1999.
(d)  NOVEMBER 6, 2000.

* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

**   INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++   DISTRIBUTION FROM PAID-IN-CAPITAL.

^    INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.02.

++++ INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.01.

#    DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.06%

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                     TOTAL         NET ASSETS                      NET ASSETS
   YEAR                         DISTRIBUTIONS      DIVIDENDS         VALUE                           END OF
   ENDED                             TO               AND            END OF         TOTAL            PERIOD
DECEMBER 31                     SHAREHOLDERS     DISTRIBUTIONS       PERIOD        RETURN+           (000'S)
-----------                     -------------    -------------     -----------    ---------        ----------
STRATEGIST
CLASS X SHARES
1999                                      --     $       (0.40)    $     19.10        17.35%       $  729,701
2000(a)                         $      (2.26)            (2.74)          16.66         1.64           701,294
2001                                   (0.66)            (1.05)          13.94       (10.18)          522,655
2002                                      --             (0.21)          12.36        (9.89)          372,254
2003                                      --             (0.23)          15.34        26.24           388,356

CLASS Y SHARES
2000(b)                                (2.26)            (2.62)          16.65        (0.02)(1)        23,375
2001                                   (0.66)            (1.01)          13.93       (10.40)           47,886
2002                                      --             (0.18)          12.35       (10.11)           57,651
2003                                      --             (0.20)          15.32        25.88            89,935

                                      RATIOS TO AVERAGE
                                         NET ASSETS
                                ------------------------------
   YEAR                                              NET             PORTFOLIO
   ENDED                                          INVESTMENT         TURNOVER
DECEMBER 31                     EXPENSES         INCOME (LOSS)         RATE
-----------                     --------         -------------       ---------
STRATEGIST
CLASS X SHARES
1999                              0.52%              2.24%             120%
2000(a)                           0.52               2.68              126
2001                              0.52               2.53              124
2002                              0.52               1.47              124
2003                              0.52               1.31               93

CLASS Y SHARES
2000(b)                           0.77(2)            2.77(2)           126
2001                              0.77               2.28              124
2002                              0.77               1.22              124
2003                              0.77               1.06               93

----------
(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 1, 1999 THROUGH APRIL 30, 1999 FOR GLOBAL ADVANTAGE AND FOR THE PERIOD MAY 4, 1999 THROUGH NOVEMBER 4, 1999 FOR LIMITED DURATION AND AGGRESSIVE EQUITY AND FOR THE PERIOD JANUARY 1, 1999 THROUGH JANUARY 5, 1999 FOR S&P 500 INDEX AND "CAPPED" THE EXPENSES OF S&P 500 INDEX AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JANUARY 6, 1999 THROUGH DECEMBER 31, 1999, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.77% AND 0.51%, RESPECTIVELY, FOR GLOBAL ADVANTAGE, 2.38% AND 3.07%, RESPECTIVELY, FOR LIMITED DURATION, 1.41% AND (0.02)%, RESPECTIVELY, FOR AGGRESSIVE EQUITY AND 0.48% AND 1.02%, RESPECTIVELY, FOR S&P 500 INDEX.

(4) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD NOVEMBER 6, 2000 THROUGH DECEMBER 31, 2000 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.82% AND 1.98%, RESPECTIVELY, FOR CLASS X SHARES AND 2.07% AND 1.73%, RESPECTIVELY, FOR CLASS Y SHARES.

(5) IF THE INVESTMENT MANAGER HAD NOT "CAPPED" ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) FOR LIMITED DURATION, AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JUNE 1, 2001 THROUGH DECEMBER 31, 2001 AND HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE YEAR ENDED DECEMBER 31, 2001 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.65% AND 3.80%, RESPECTIVELY, FOR LIMITED DURATION CLASS X SHARES AND 0.90% AND 3.55%, RESPECTIVELY, FOR LIMITED DURATION CLASS Y SHARES AND 1.62% AND (0.35)%, RESPECTIVELY, FOR INFORMATION CLASS X SHARES AND 1.87% AND (0.60)%, RESPECTIVELY, FOR INFORMATION CLASS Y SHARES.

Morgan Stanley Variable Investment Series

INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley Variable Investment Series (the "Fund"), comprising Money Market Portfolio, Limited Duration Portfolio, Quality Income Plus Portfolio, High Yield Portfolio, Utilities Portfolio, Income Builder Portfolio, Dividend Growth Portfolio, Global Dividend Growth Portfolio, European Growth Portfolio, Pacific Growth Portfolio, Equity Portfolio, S&P 500 Index Portfolio, Global Advantage Portfolio, Aggressive Equity Portfolio, Information Portfolio, and Strategist Portfolio (the "Portfolios") as of December 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Morgan Stanley Variable Investment Series as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 18, 2004

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APPENDIX A -- MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT

     INTRODUCTION -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor
Funds) (collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A.   MANAGEMENT PROPOSALS

     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          -    Selection or ratification of auditors.

          -    Approval of financial statements, director and auditor reports.

          -    Election of Directors.

          - Limiting Directors' liability and broadening indemnification of Directors.

          - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

          -    General updating/corrective amendments to the charter.

          -    Elimination of cumulative voting.

          -    Elimination of preemptive rights.

          - Provisions for confidential voting and independent tabulation of voting results.

          - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          CAPITALIZATION CHANGES

          - Capitalization changes that eliminate other classes of stock and voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          -    Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -    Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          COMPENSATION

          - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

          - Establishment of Employee Stock Option Plans and other employee ownership plans.

          ANTI-TAKEOVER MATTERS

          - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

          -    Adoption of anti-greenmail provisions provided that the proposal:
               (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

          - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          -    Creation of "blank check" preferred stock.

          -    Changes in capitalization by 100% or more.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

          - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

          -    Proposals to indemnify auditors.

     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

          CORPORATE TRANSACTIONS

          - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

          - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

          - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

          - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

               (i)    Whether the stock option plan is incentive based;

               (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

               (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

          ANTI-TAKEOVER PROVISIONS

          -    Proposals requiring shareholder ratification of poison pills.

          - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.   SHAREHOLDER PROPOSALS

     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

          -    Requiring auditors to attend the annual meeting of shareholders.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

          -    Confidential voting.

          -    Reduction or elimination of supermajority vote requirements.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

          -    Proposals that limit tenure of directors.

          -    Proposals to limit golden parachutes.

          - Proposals requiring directors to own large amounts of stock to be eligible for election.

          -    Restoring cumulative voting in the election of directors.

          - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

          - Proposals that limit retirement benefits or executive compensation.

          -    Requiring shareholder approval for bylaw or charter amendments.

          - Requiring shareholder approval for shareholder rights plan or poison pill.

          -    Requiring shareholder approval of golden parachutes.

          -    Elimination of certain anti-takeover related provisions.

          -    Prohibit payment of greenmail.

     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

          - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

          - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

          - Proposals that require inappropriate endorsements or corporate actions.

IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.   PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

APPENDIX B


RATINGS OF CORPORATE DEBT INSTRUMENTS INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                          FIXED-INCOME SECURITY RATINGS

Aaa Fixed-income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Fixed-income securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Fixed-income securities which are rated Baa are considered as medium grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.

Ba Fixed-income securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B Fixed-income securities which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Fixed-income securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Fixed-income securities which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Fixed-income securities which are rated C are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

     Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                          FIXED-INCOME SECURITY RATINGS

     A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.

A Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

        Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

CI The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

        Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                            COMMERCIAL PAPER RATINGS

     Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

     Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH IBCA, INC. ("FITCH")

                                  BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or    Plus and minus signs are used with a rating symbol to indicate
Minus (-)      the relative position of a credit within the rating category.
               Plus and minus signs, however, are not used in the "AAA" category.

NR             Indicates that Fitch does not rate the specific issue.

Conditional    A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended      A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn      A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert     Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings        An outlook is used to describe the most likely direction
Outlook        of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

     SPECULATIVE GRADE BOND RATINGS: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD            Bonds are in default on interest and/or principal payments. Such
DD and D       bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus(+) or     Plus and minus signs are used with a rating symbol to indicate
Minus(-)       the relative position of a credit within the rating category.
               Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                               SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below in investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

DUFF & PHELPS, INC.

                                LONG-TERM RATINGS

     These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

     The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

RATING
 SCALE      DEFINITION
------      ----------
AAA         Highest credit quality. The risk factors are negligible, being only slightly more than risk-free U.S. Treasury debt.

AA+         High credit quality. Protection factors are strong. Risk is modest,
AA          but may vary slightly from time to time because of economic
AA-         conditions.

A+          Protection factors are average but adequate. However, risk factors
A           are more variable and greater in periods of economic stress.
A-

BBB+        Below average protection factors but still considered sufficient for
BBB         prudent investment. Considerable variability in risk during economic
BBB-        cycles.

BB+         Below investment grade but deemed likely to meet obligations when
BB          due. Present or prospective financial protection factors fluctuate
BB-         according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+          Below investment grade and possessing risk that obligations will not
B           be met when due. Financial protection factors will fluctuate widely
B-          according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the quality rating within this category or into a higher or lower quality rating grade.

CCC Well below investment grade securities. May be in default or considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP          Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

     Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

A. Category 1:      High Grade

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B. Category 2:      Good Grade

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C. Category 3:      Satisfactory Grade

Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D. Category 4:      Non-investment Grade

Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

E. Category 5:      Default

Duff 5 Issuer failed to meet scheduled principal and/or interest payments.

                    MORGAN STANLEY VARIABLE INVESTMENT SERIES
                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Declaration of Trust, dated February 24, 1983, and all amendments thereto dated June 8, 1983, May 18, 1984, December 18, 1984 and February 23, 1988, and all Instruments Establishing and Designating Additional Series of Shares dated December 15, 1986, October 26, 1989, November 15, 1990 and October 22, 1993, are incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on December 1, 1993.

   (2) Amendment to the Declaration of Trust of the Registrant dated August 24, 1995, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on April 19, 1996.

   (3) Instrument Establishing and Designating Additional Series of Shares dated October 15, 1996, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on October 17, 1996.

   (4) Instrument Establishing and Designating Additional Series of Shares dated January 29, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 10, 1998.

   (5) Amendment to the Declaration of Trust of the Registrant dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on August 31, 1998.

   (6) Instrument Establishing and Designating Additional Series of Shares, dated February 8, 1999, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on February 10, 1999.

   (7) Form of Instrument Establishing and Designating Additional Classes of Shares, dated February 24, 2000, is incorporated by reference to
          Exhibit 1(g) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 29, 2000.

   (8) Instrument Establishing and Designating Additional Series of Shares, dated July 26, 2000, is incorporated by reference to Exhibit 1(h) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on August 17, 2000.

   (9) Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(j) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on February 26, 2002.

   (10) Amendment to the Declaration of Trust of the Registrant, dated April 19, 2002, is incorporated herein by reference to Exhibit 1(j) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on April 26, 2002.

(b) Amended and Restated By-laws of the Registrant, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed on April 29, 2003.

(c)       Not Applicable.

(d)(1) Amended and Restated Investment Management Agreement, dated May 1, 2004 between the Registrant and Morgan Stanley Investment Advisors Inc., filed herein.

   (2) Form of Instrument Adding New Portfolio to Investment Management Agreement, is incorporated by reference to Exhibit 4(b) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on August 17, 2000.

   (3) Sub-Advisory Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc., dated November 1, 1998, is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on August 31, 1998.

   (4) Amended and Restated Distribution Agreement, dated July 31, 2003, between the Registrant and Morgan Stanley Distributors Inc., filed herein.

(e)(1) Amended and Restated Participation Agreement, dated December 5, 2003, between the Registrant, Allstate Life Insurance Company, Allstate Life Insurance Company of New York and Glenbrook Life and Annuity Company and Morgan Stanley Distributors Inc., filed herein.

   (2) Amended and Restated Participation Agreement, dated July 31, 2003, between the Registrant and Paragon Life Insurance Company and Morgan Stanley Distributors Inc., filed herein.

   (3) Participation Agreement, dated September 15, 2003, between the Registrant, Morgan Stanley Distributors Inc. and The Travelers Life and Annuity Company, filed herein.

   (4) Participation Agreement, dated September 15, 2003, between the Registrant, Morgan Stanley Distributors Inc. and The Travelers Insurance Company, filed herein.

(f) Retirement Plan for Non-Interested Trustees or Directors is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on April 27, 1999.

(g)(1) Custody Agreement, dated September 20, 1991, between The Bank of New York and the Registrant is incorporated by reference to Exhibit 9(a) of the Registration Statement on Form N-14, filed on November 5, 1998.

   (2) Amendment to the Custody Agreement, dated April 17, 1996, between The Bank of New York and the Registrant is incorporated by reference to
          Exhibit 8 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on April 19, 1996.

   (3) Custody Agreement between The JPMorgan Chase Bank and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on April 21, 1997.

   (4) Amendment to the Custody Agreement between the Registrant and The Bank of New York, dated June 15, 2001, is incorporated by reference to
          Exhibit 7(d) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on February 26, 2002.

   (5) Foreign Custody Manager Agreement between the Registrant and The Bank of New York, dated June 15, 2001, is incorporated by reference to
          Exhibit 7(e) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on February 26, 2002.

   (6) Amendment to the Custody Agreement between the Registrant and The JPMorgan Chase Bank, dated June 15, 2001, is incorporated by reference to Exhibit 7(f) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on February 26, 2002.

(h)(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on October 31, 2000.

   (2) Form of Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on October 31, 2000.

   (3) Shareholder Service Agreement, dated September 15, 2003, between Morgan Stanley Distributors Inc. and The Travelers Life and Annuity Company, filed herein.

   (4) Shareholder Service Agreement, dated September 15, 2003, between Morgan Stanley Distributors Inc. and The Travelers Insurance Company, filed herein.

(i) Opinion of Sheldon Curtis, Esq., Registrant's Counsel, dated June 29, 1993, is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A, filed on June 4, 1999.

(j)       Consent of Independent Auditors, filed herein.

(k)       Not Applicable.

(l)       Not Applicable.

(m) Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 of Morgan Stanley Variable Investment Series, dated July 31, 2003, is filed herein.

(n) Amended Multi-Class Plan pursuant to Rule 18f-3, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on August 17, 2000.

(o)       Not Applicable.

(p)(1)    Codes of Ethics of Morgan Stanley Investment Management, filed herein.

(p)(2)    Code of Ethics of the Morgan Stanley Funds, filed herein.

Other     Powers of Attorney of Trustees, dated January 30, 2004, filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None

ITEM 25. INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

NAME AND POSITION WITH                        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS            INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
------------------------------------------    ---------------------------------------------------------------------
Mitchell M. Merin                             President and Chief Operating Officer of Morgan Stanley Investment
President, Chief Executive Officer            Management; Chairman and Director of Morgan Stanley Distributors;
and Director                                  Chairman and Director of Morgan Stanley Trust; President, Chief
                                              Executive Officer and Director of Morgan Stanley Services; President
                                              of the Morgan Stanley Retail Funds and the Institutional Funds;
                                              Director of Morgan Stanley Investment Management Inc.; Director of
                                              various Morgan Stanley subsidiaries; Trustee, President and Chief
                                              Executive Officer of the Van Kampen Open-End Funds; President and
                                              Chief Executive Officer of the Van Kampen Closed-End Funds.

Barry Fink                                    Managing Director and General Counsel of Morgan Stanley Investment
Managing Director,                            Management; Managing Director and Director of Morgan Stanley
and Director                                  Services; Managing Director, Secretary, and Director of Morgan
                                              Stanley Distributors; Vice President and General Counsel of the
                                              Morgan Stanley Funds.

A. Thomas Smith III                           Vice President and Assistant Secretary of the Morgan Stanley Funds.
Managing Director and
General Counsel

Joseph J. McAlinden                           Chief Investment Officer and Managing Director of Morgan Stanley
Managing Director and                         Investment Management Inc.; Director of Morgan Stanley Trust.
Chief Investment Officer

Thomas L. Bennett                             Managing Director and Director of Morgan Stanley Investment
Managing Director                             Management Inc.; Director of Morgan Stanley Distribution, Inc.

Ronald E. Robison                             Managing Director, Chief Administrative Officer and Director of
Managing Director, Chief                      Morgan Stanley Services; Chief Executive Officer and Director of
Administrative Officer and                    Morgan Stanley Trust; Managing Director of the Distributor; Executive
Director                                      Vice President and Principal Executive Officer of the Morgan Stanley
                                              Funds.

Dominic P. Caldecott                          Managing Director of Morgan Stanley Investment Management Inc.
Managing Director                             and Morgan Stanley Investment Management Limited; Vice President
                                              and Investment Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                               Managing Director and Chief Administrative Officer-Investments of
Managing Director and Chief                   Morgan Stanley Investment Management Inc.
Administrative Officer-Investments

John B. Kemp, III                             President and Chief Executive Officer of Morgan Stanley Distributors.
Executive Director

Francis J. Smith                              Executive Director of Morgan Stanley Services; Vice President and
Executive Director                            Chief Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1) Active Assets California Tax-Free Trust

(2) Active Assets Government Securities Trust

(3) Active Assets Institutional Government Securities Trust

(4) Active Assets Institutional Money Trust

(5) Active Assets Money Trust

(6) Active Assets Tax-Free Trust

(7) Morgan Stanley Aggressive Equity Fund

(8) Morgan Stanley Allocator Fund

(9) Morgan Stanley American Opportunities Fund

(10) Morgan Stanley Balanced Growth Fund

(11) Morgan Stanley Balanced Income Fund

(12) Morgan Stanley Biotechnology Fund

(13) Morgan Stanley California Tax-Free Daily Income Trust

(14) Morgan Stanley California Tax-Free Income Fund

(15) Morgan Stanley Capital Opportunities Trust

(16) Morgan Stanley Convertible Securities Trust

(17) Morgan Stanley Developing Growth Securities Trust

(18) Morgan Stanley Dividend Growth Securities Inc.

(19) Morgan Stanley European Growth Fund Inc.

(20) Morgan Stanley Federal Securities Trust

(21) Morgan Stanley Financial Services Trust

(22) Morgan Stanley Flexible Income Trust

(23) Morgan Stanley Fund of Funds

(24) Morgan Stanley Fundamental Value Fund

(25) Morgan Stanley Global Advantage Fund

(26) Morgan Stanley Global Dividend Growth Securities

(27) Morgan Stanley Global Utilities Fund

(28) Morgan Stanley Growth Fund

(29) Morgan Stanley Hawaii Municipal Trust

(30) Morgan Stanley Health Sciences Trust

(31) Morgan Stanley High Yield Securities Inc.

(32) Morgan Stanley Income Builder Fund

(33) Morgan Stanley Information Fund

(34) Morgan Stanley International Fund

(35) Morgan Stanley International SmallCap Fund

(36) Morgan Stanley International Value Equity Fund

(37) Morgan Stanley Japan Fund

(38) Morgan Stanley KLD Social Index Fund

(39) Morgan Stanley Latin American Growth Fund

(40) Morgan Stanley Limited Duration Fund

(41) Morgan Stanley Limited Duration U.S. Treasury Trust

(42) Morgan Stanley Limited Term Municipal Trust

(43) Morgan Stanley Liquid Asset Fund Inc.

(44) Morgan Stanley Mid-Cap Value Fund

(45) Morgan Stanley Multi-State Municipal Series Trust

(46) Morgan Stanley Nasdaq-100 Index Fund

(47) Morgan Stanley Natural Resource Development Securities Inc.

(48) Morgan Stanley New York Municipal Money Market Trust

(49) Morgan Stanley New York Tax-Free Income Fund

(50) Morgan Stanley Pacific Growth Fund Inc.

(51) Morgan Stanley Prime Income Trust

(52) Morgan Stanley Quality Income Trust

(53) Morgan Stanley Real Estate Fund

(54) Morgan Stanley S&P 500 Index Fund

(55) Morgan Stanley Select Dimensions Investment Series

(56) Morgan Stanley Small-Mid Special Value Fund

(57) Morgan Stanley Special Growth Fund

(58) Morgan Stanley Special Value Fund

(59) Morgan Stanley Strategist Fund

(60) Morgan Stanley Tax-Exempt Securities Trust

(61) Morgan Stanley Tax-Free Daily Income Trust

(62) Morgan Stanley Total Market Index Fund

(63) Morgan Stanley Total Return Trust

(64) Morgan Stanley U.S. Government Money Market Trust

(65) Morgan Stanley U.S. Government Securities Trust

(66) Morgan Stanley Utilities Fund

(67) Morgan Stanley Value-Added Market Series

(68) Morgan Stanley Value Fund

(69) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

                              POSITIONS AND OFFICE WITH
NAME                         MORGAN STANLEY DISTRIBUTORS
----                  -------------------------------------------
John Schaeffer                          Director

Fred Gonfiantini      Executive Director and Financial Operations
                            Principal of MS Distributors Inc.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the Prospectus.

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of April, 2004.

                                     MORGAN STANLEY VARIABLE INVESTMENT SERIES


                                     By:          /s/ BARRY FINK
                                        -------------------------------------
                                                  Barry Fink
                                                  VICE PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 35 has been signed below by the following persons in the capacities and on the dates indicated.

     SIGNATURES                                   TITLE                   DATE
     ----------                                   -----                   ----
(1) Principal Executive Officer         Executive Vice President and
                                        Principal Executive Officer

By:        /s/ RONALD E. ROBISON
   ----------------------------------
           Ronald E. Robison                                            04/28/04

(2) Principal Financial Officer         Chief Financial Officer


By:        /s/ FRANCIS J. SMITH
   -----------------------------------
           Francis J. Smith                                             04/28/04


(3) Majority of the Trustees


    Charles A. Fiumefreddo (Chairman)
    James F. Higgins


By:        /s/ BARRY FINK
   ------------------------------------
           Barry Fink                                                   04/28/04
           Attorney-in-Fact

   Michael Bozic      Joseph J. Kearns
   Edwin J. Garn      Michael E. Nugent
   Wayne E. Hedien    Fergus Reid
   Manuel H. Johnson

By:        /s/ CARL FRISCHLING
   -----------------------------------
           Carl Frischling                                              04/28/04
           Attorney-in-Fact

                   MORGAN STANLEY VARIABLE INVESTMENT SERIES

                                  EXHIBIT INDEX


(d)(1)    Amended and Restated Investment Management Agreement, dated May 1,
          2004.

(d)(4) Amended and Restated Distribution Agreement, dated July 31, 2003, between the Registrant and Morgan Stanley Distributors Inc.

(e)(1) Amended and Restated Participation Agreement, dated December 5, 2003, between the Registrant, Allstate Life Insurance Company, Allstate Life Insurance Company of New York and Glenbrook Life and Annuity Company and Morgan Stanley Distributors Inc.

   (2) Amended and Restated Participation Agreement, dated July 31, 2003, between the Registrant and Paragon Life Insurance Company and Morgan Stanley Distributors Inc.

   (3) Participation Agreement, dated September 15, 2003, between the Registrant, Morgan Stanley Distributors Inc. and The Travelers Life and Annuity Company.

   (4) Participation Agreement, dated September 15, 2003, between the Registrant, Morgan Stanley Distributors Inc. and The Travelers Insurance Company.

(h)(3) Shareholder Service Agreement, dated September 15, 2003, between Morgan Stanley Distributors Inc. and The Travelers Life and Annuity Company.

(h)(4) Shareholder Service Agreement, dated September 15, 2003, between Morgan Stanley Distributors Inc. and The Travelers Insurance Company.

(j)       Consent of Independent Auditors.

(m) Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 of Morgan Stanley Variable Investment Series, dated July 31, 2003.

(p)(1)    Code of Ethics of Morgan Stanley Investment Management.

(p)(2)    Code of Ethics of the Morgan Stanley Funds.

Other     Power of Attorney of Trustees, dated January 30, 2004.